As filed with the Securities and Exchange Commission on January 12, 2024

Securities Act Registration No. 333-274967

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM N-2
Registration Statement under the Securities Act of 1933	☒
Pre-Effective Amendment No. 4	☒
Post-Effective Amendment No.	☐

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Palmer Square Capital BDC Inc.
(Exact Name of Registrant as Specified in Charter)

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1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205
(Address of Principal Executive Offices)

(816) 994-3200
(Registrant’s Telephone Number, Including Area Code)

Christopher D. Long
Chief Executive Officer
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, KS 66205
(Name and Address of Agent for Service)

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Copies to:

Harry S. Pangas, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006 Telephone: (202) 261-3466	William J. Tuttle, P.C. Ben Richards Kirkland & Ellis LLP 1301 Pennsylvania Avenue, NW Washington, DC 20004 Telephone: (202) 389-5000

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Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box  ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box  ☐

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box  ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JANUARY 12, 2024

PRELIMINARY PROSPECTUS

5,450,000 SHARES

PALMER SQUARE CAPITAL BDC INC.
Common Stock

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We are an externally managed, non-diversified closed-end management investment company that primarily lends to and invests in corporate debt securities, including small to large private U.S. companies, and has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act”. Our investment objective is to maximize total return, comprised of current income and capital appreciation. Our current investment focus is guided by two strategies that facilitate our investment opportunities and core competencies: (1) investing in corporate debt securities and, to a lesser extent, (2) investing in collateralized loan obligation structured credit funds, or “CLOs”, that typically own corporate debt securities, including in the equity and junior debt tranches of CLOs. We may also receive warrants or other rights to acquire equity or similar securities or otherwise purchase such securities in connection with making a debt investment in a company.

We are managed by our investment adviser, Palmer Square BDC Advisor LLC (the “Investment Advisor”), a majority-owned subsidiary of Palmer Square Capital Management LLC (“PSCM”) and an investment adviser registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act”.

This is an initial public offering of shares of our common stock. All of the shares of common stock offered by this prospectus are being sold by us.

Certain officers, employees, business associates and related persons of PSCM, as well as certain institutional investors with relationships with PSCM, have expressed an indication of interest to purchase up to $2 million and up to $38 million, respectively, of shares of our common stock in this offering at the initial public offering price. However, because indications of interest are not binding agreements or commitments to purchase, one or all of these potential investors may determine to purchase more, fewer or no shares in this offering.

Our board of directors (the “Board”) has authorized an open market share repurchase program of up to $20 million in the aggregate of shares of our common stock. Pursuant to the program, we may, from time to time, purchase shares of our common stock in the open market, subject to market conditions and other factors. We will determine the timing and amount of repurchases based on our evaluation of market conditions and other factors. The repurchase program may be suspended or discontinued by us at any time. In connection with such authorization, concurrently with the closing of this offering, we intend to enter into a share repurchase plan (the “Company Rule 10b5-1 Stock Repurchase Plan”) to facilitate the repurchase of up to $15 million of our shares of common stock under the share repurchase program. The repurchases of shares pursuant to the Company Rule 10b5-1 Stock Repurchase Plan will be implemented in accordance with Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). See “Prospectus Summary — Open Market Share Repurchase Program.”

In addition, PSCM will purchase up to $5 million in the aggregate of shares of our common stock in the open market within one year of the date of this offering if our shares of common stock trade below a specific level of net asset value, or “NAV”, per share following the completion of this offering. In order to facilitate PSCM’s purchase commitment, concurrently with the closing of this offering, PSCM intends to enter into a share purchase plan (the “PSCM Rule 10b5-1 Stock Purchase Plan”) to permit the purchase of up to $2.5 million of our shares of common stock. The purchases of shares pursuant to the PSCM Rule 10b5-1 Stock Purchase Plan will be implemented in accordance with Rule 10b5-1 and Rule 10b-18 under the Exchange Act. See “Prospectus Summary — PSCM Rule 10b5-1 Stock Purchase Plan.”

Shares of our common stock have no history of public trading. We currently expect that the initial public offering price per share of our common stock will be $16.45. Our common stock has been approved for listing on the New York Stock Exchange under the symbol “PSBD”.

We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act, or JOBS Act, and, as such, are subject to reduced public company reporting requirements. See “Business — Implications of Being and Emerging Growth Company” for more information.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC”. This information will be available by written or oral request and free of charge by contacting us at Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, Attention: Investor Relations, on our website at www.palmersquarecap.com, or by calling us collect at (816) 994-3200. The SEC also maintains a website at www.sec.gov that contains this information.

Shares of closed-end investment companies that are listed on an exchange, including business development companies, or “BDCs”, frequently trade at a discount to their NAV per share. We intend to determine our NAV at the end of each month and disclose such determined monthly NAV or, in the case of a month-end that coincides with a quarter-end, an estimate of such monthly NAV via the filing of a current report on Form 8-K with the SEC within 20 days after each month-end. The NAV per share of our common stock as of November 30, 2023 was $16.98. After giving effect to the $0.535 per share distribution paid on December 22, 2023, our NAV per share of our common stock as of November 30, 2023 would have been $16.45. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering. Assuming an initial offering price of $16.45 per share, purchasers in this offering will not experience any immediate dilution based on our adjusted NAV per share of $16.45 as of November 30, 2023.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. The securities in which we invest will generally not be rated by any rating agency, and if they were rated, they would be below investment grade. These securities, which may be referred to as “junk bonds,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 17 of this prospectus.

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	Per Share		Total
Public offering price		$16.45		$89,652,500
Sales load(1)	$		$
Proceeds to us(2)		$16.45		$89,652,500

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(1)       Our Investment Advisor has agreed to pay the entire sales load (underwriting discounts and commissions) payable to the underwriters in connection with this offering. We are not obligated to repay any such sales load (underwriting discounts and commissions) paid by our Investment Advisor. See “Underwriting” for a more complete description of underwriting compensation. Our Investment Advisor will not pay any sales load on the shares of common stock, if any, sold to certain officers, employees, business associates and related persons of the Investment Advisor.

(2)       Offering expenses are estimated to be approximately $2.21 million in connection with this offering. Our Investment Advisor has agreed to pay all such offering costs associated with this offering on our behalf. We are not obligated to repay any such offering costs paid by our Investment Advisor.

We have granted the underwriters an option to purchase up to 817,500 additional shares of our common stock from us, at the public offering price, within 30 days from the date of this prospectus to cover over-allotments, if any. If the underwriters exercise their over-allotment option, the total sales load payable by our Investment Advisor will be $         million and total proceeds to us will be approximately $103,100,375.

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The shares will be delivered on or about         , 2024.

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J.P. Morgan	BofA Securities	RBC Capital Markets	UBS Investment Bank	Citigroup
Janney Montgomery Scott	Oppenheimer & Co.	Clear Street

The date of this prospectus is            , 2024.

We are responsible for the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus, and we take no responsibility for any such information or representations that others may give you. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus is accurate after the date on the front cover of this prospectus. Changes to the information contained in this prospectus may occur after that date, we undertake no obligation to update the information except as required by law.

The references in this prospectus to the SEC’s website are not intended to and do not include or incorporate by reference into this prospectus the information on that website. Similarly, references to our website are not intended to and do not include or incorporate by reference into this prospectus the information on that website.

i

PROSPECTUS SUMMARY

This summary highlights certain information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the more detailed information set forth under “Risk Factors” and in our consolidated financial statements and related notes and the other information included in this prospectus carefully.

Except as otherwise indicated or where the context suggests otherwise, the terms:

•        “we,” “us,” “our,” and the “Company” refer to Palmer Square Capital BDC Inc.;

•        “PSCM” refers collectively to Palmer Square Capital Management LLC and its subsidiaries and other affiliated entities;

•        “Investment Advisor” or “Palmer Square BDC Advisor” refers to Palmer Square BDC Advisor LLC, a majority-owned subsidiary of PSCM and our investment adviser; and

•        “Administrator” refers to the Investment Advisor in its capacity as our administrator.

Palmer Square Capital BDC

We are a financial services company that primarily lends to and invests in corporate debt securities of companies, including small to large private U.S. companies. Our investment objective is to maximize total return, comprised of current income and capital appreciation. Our current investment focus is guided by two strategies that facilitate our investment opportunities and core competencies: (1) investing in corporate debt securities and, to a lesser extent, (2) investing in collateralized loan obligation structured credit funds, or “CLOs”, that typically own corporate debt securities, including the equity and junior debt tranches of CLOs. We may also receive warrants or other rights to acquire equity or similar securities or otherwise purchase such securities in connection with making a debt investment in a company.

We were organized as a Maryland corporation on August 26, 2019 and are structured as an externally managed, non-diversified closed-end management investment company. As of September 30, 2023, we had raised approximately $445 million through the issuance of shares of common stock in private placement offerings and had two credit facilities with outstanding borrowings of $629.3 million and additional borrowing capacity of $245.8 million. We have elected to be regulated as a BDC under the 1940 Act. Beginning with our taxable year ended December 31, 2020, we have elected to be treated as a regulated investment company, or a “RIC”, under Subchapter M of the Internal Revenue Code of 1986, or the “Code”, and we expect to qualify as a RIC annually.

The NAV per share of our common stock as of November 30, 2023 was $16.98. After giving effect to the $0.535 per share distribution paid on December 22, 2023, our NAV per share of our common stock as of November 30, 2023 would have been $16.45. We expect to disclose our NAV per share of our common stock as of December 31, 2023 on January 11, 2024.

Investment Portfolio

As of September 30, 2023, we had 219 debt and equity investments in 184 portfolio companies and we had total assets of approximately $1.1 billion. As of September 30, 2023, our weighted average total yield to maturity of debt and income producing securities at fair value was 11.27%, and our weighted average total yield to maturity of debt and income producing securities at amortized cost was 9.67%.

Listed below are our top ten portfolio companies and industries represented as a percentage of total assets (excluding short-term investments) as of September 30, 2023:

Portfolio Company	September 30, 2023
Idera, Inc.	1.3%
Vision Solutions, Inc.	1.1%
Minotaur Acquisition, Inc.	1.1%
Infinite Bidco, LLC	1.0%
Gainwell Acquisition Corp	1.0%
Acrisure, LLC	1.0%
Delta Topco, Inc.	0.9%
Barracuda Networks, Inc.	0.9%
Quest Software US Holdings Inc.	0.9%
OneDigital Borrower LLC	0.9%

Industry	September 30, 2023
Software	11.9%
Healthcare Providers and Services	9.6%
IT Services	7.3%
Professional Services	6.2%
Insurance	5.7%
Hotels, Restaurants and Leisure	4.1%
Media	3.7%
Independent Power and Renewable Electricity Producers	3.4%
Diversified Financial Services	2.8%
Building Products	2.8%

Listed below are our top ten portfolio companies and industries represented as a percentage of total assets (excluding short-term investments) as of December 31, 2022:

Portfolio Company	December 31, 2022
Idera, Inc.	1.3%
Peraton Corp.	1.2%
Inmar Inc.	1.1%
Minotaur Acquisition, Inc.	1.1%
Vision Solutions, Inc.	1.0%
Acrisure, LLC	1.0%
Barracuda Networks, Inc.	0.9%
Moneygram International, Inc.	0.9%
Micro Holding Corp.	0.9%
Wilsonart LLC	0.9%
Industry	December 31, 2022
Software	12.3%
Healthcare Providers and Services	9.4%
IT Services	8.0%
Professional Services	5.7%
Insurance	5.6%
Hotels, Restaurants and Leisure	3.7%
Building Products	3.6%
Chemicals	3.1%
Media	3.1%
Independent Power and Renewable Electricity Producers	2.7%

Market Opportunity

We believe that existing market conditions, including those set forth below, have combined to create an attractive investment environment for us:

Large Addressable Market Opportunity.    Macro volatility resulting from geopolitical tensions, inflationary pressures and rising interest rates has led to increased opportunities in the secondary loan market, in addition to presenting higher yielding opportunities in the private credit markets. The factors causing this macro volatility led to a 49% decline in new loan issuances in 2022, the largest such decline in 14 years, from record issuances in 2021 of over $300 billion, according to Morningstar’s Leveraged Commentary & Data (“LCD”). In the first nine months of 2023, new loan issuances increased from the lows of the third quarter of 2022 but were still relatively light as the pace of merger and acquisition activity remained low. As of the date of this prospectus, we believe the pipeline for the primary loan market is building as debt capital markets have become more active in the past few months. In addition, we also believe demand for floating rate loans has remained strong due to the meaningful increase in yields. Base rates on floating rate loans, which reflect the interest rates that the Federal Reserve charges to lend money to commercial banks and impacts the interest rates charged on loans to borrowers, have increased significantly over the past 18 months due to the Federal Reserve’s continued aggressive rate policy. The one-month London Interbank Offered Rate (“LIBOR”) rose from an average of 0.10% in 2021 to an average of 4.85% in the first half of 2023 (with synthetic one-month LIBOR an average of 5.04% in the first nine months of 2023), and the one-month Secured

Overnight Financing Rate (“SOFR”) rose from an average of 0.05% in 2021 to an average of 4.98% in the first nine months of 2023. Primarily as a result of these rate increases, according to LCD data, the average yield for the first nine months of 2023 on leveraged loan refinancings was 9.67%, the highest level since 2000 and more than double the 4.30% average yield on loan refinancings in 2021. Moreover, returns in the U.S. leveraged loan market rose 10.16% during the first nine months of 2023, according to LCD, versus an average annual return of 3.27% for the years 2010 through 2023. However, according to LCD, the trailing 12-month default rate increased to 1.27% as of September 30, 2023, rising by 0.55% from December 31, 2022, although the current default rate remains well below the long-term historical average of 2.7% since 1998.

Note: Data as of 9/30/2023. Source: LCD, LSTA Leveraged Loan Index.

Risk Adjusted Returns.    We believe broadly-syndicated fixed and floating rate loans and corporate debt provide an opportunity to achieve attractive, risk-adjusted returns, including through NAV growth from current porfolio market price improvement and total return opportunities for broadly syndicated loans. Specifically, the investment team of our Investment Advisor, or the “Investment Team”, believes it can mitigate risk and achieve our investment objective by: (i) seeking the best relative value, which may equate to buying new loans or other corporate debt issuances at a discount or purchasing them in the secondary market, and (ii) seeking to buy loans or other corporate debt issuances that the Investment Team believes have strong fundamentals, low default risk and are capable of withstanding significant downward pricing pressure.

Expansion of Corporate Debt Market.    The corporate debt market segment on which we focus is industry diverse and large and includes small to large U.S. companies. In addition, the Investment Team believes that private equity sponsors have a large pool of uninvested private equity capital that they are poised to deploy meaningfully, thus creating ongoing investment opportunities for private lenders such as us.

Regulatory Environment and Opportunity for Alternative Lenders.    Traditional banks have reduced their lending activities to smaller private companies in recent years and bank stakeholders, including shareholders, lenders and regulators, continue to exert pressure to contain the amount of these types of assets held on bank balance sheets. Examples of this include continued investor focus on the amount of assets whose fair value cannot be determined by using observable measures, or “Level 3 assets,” held on bank balance sheets. As a result of decreased lending by banks to smaller private companies, the Investment Team believes there are increased opportunities for alternative lenders such as us.

CLO Equity and Debt.    The Investment Team believes that CLO equity and debt have been a significant source of returns for investors historically, and have the potential to offer investors high cash on cash returns with low credit risk and low correlation to traditional asset classes. Because CLO securities are floating rate instruments designed to mitigate interest rate sensitivity, investors may not directly suffer the same adverse effects that other asset classes may experience due to rising interest rates. The Investment Team has a strong track record of investing in CLO equity and debt, and believes that CLO investments continue to offer attractive relative value.

Our Investment Advisor and the Administrator

Our Investment Advisor, Palmer Square BDC Advisor LLC, is a majority-owned subsidiary of Palmer Square Capital Management LLC, which is a privately-held firm, headquartered in Kansas City, Missouri, specializing in global alternative (non-traditional) investments with a total return orientation. PSCM was formed by Christopher D. Long in 2009 to pursue an investment strategy focused on corporate credit and structured credit across three major strategy segments: opportunistic strategies (launched in May 2012), income/short duration strategies (launched in February 2013) and private credit/structured credit issuance strategies (launched in May 2013). PSCM is 100% management owned, and is led by Christopher D. Long and Angie K. Long. The Investment Advisor serves as our investment adviser pursuant to an investment advisory agreement, or the “Advisory Agreement,” with us and manages our day-to-day operations and provides us with investment advisory and management services and certain administrative services, subject to the overall supervision of our Board. The Investment Team is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. As of September 30, 2023, the Investment Team was comprised of 28 investment professionals, all of whom dedicate a substantial portion of their time to the Company. In addition, the team has eight dedicated operations professionals. The Investment Advisor believes that it has experienced support personnel, including individuals with expertise in risk management, legal, accounting, tax, information technology and compliance, among others.

The Investment Team employs a blend of top-down and granular, bottom-up fundamental credit analysis. The senior members of the Investment Team have been actively involved in the alternative credit investing market for an average of 21 years and have built strong relationships with private equity sponsors, banks and financial intermediaries. The Investment Advisor has an investment committee, or the “Investment Committee”, comprised of four members that is responsible for approving all of our investments and is responsible for the day-to-day management of the portfolio. See “Business — Investment Committee” for a discussion of the Investment Committee.

The Investment Advisor has entered into a Resource Sharing Agreement, or the “Resource Sharing Agreement”, with PSCM, pursuant to which PSCM provides the Investment Advisor with access to the resources of PSCM, including the Investment Team, so as to enable the Investment Advisor to fulfill its obligations under the Advisory Agreement. Through the Resource Sharing Agreement, the Investment Advisor capitalizes on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of PSCM’s investment professionals.

PSCM had approximately $27.7 billion in assets under management as of September 30, 2023 with approximately $3.2 billion in assets under management in opportunistic strategies (which includes us), approximately $3.3 billion in assets under management in income/short duration strategies and approximately $21.2 billion in assets under management in private credit/structured credit issuance strategies. PSCM and its affiliates, including the Investment Advisor, manage portfolios of both corporate credit and structured credit as well as diverse strategies designed with the intent to achieve high risk-adjusted returns over market cycles. PSCM maintains a diverse client base across foundations and endowments, public/private pensions, family offices, ultra-high net worth individuals and financial institutions, and its strategies are offered through private fund, mutual fund, collective investment trust, BDC, separate account and direct co-investment vehicles. Since inception in 2009 through September 30, 2023, PSCM and its affiliates have grown assets under management at a compound annual growth rate of 64.5%. Between 2009 and 2013, PSCM launched its mutual fund platform and its platform to invest in opportunistic, long- and short-term credit. Then, between 2013 and 2018, PSCM launched its managed CLO platform, issuing seven and refinancing six managed CLOs. During this period, it also launched its first broadly distributed senior and mezzanine debt CLO indices and its static CLO platform, and it surpassed $5.0 billion in assets under management in the first quarter of 2018. During the period beginning in 2018 and ending September 30, 2023, PSCM experienced rapid growth of both its managed and static CLO platforms and launched its BDC, strategic debt and term asset-backed securities loan facility products.

According to LCD, PSCM has been ranked second for total issue size for U.S. based new issue CLOs in 2020 (seven issuances representing an aggregate of $3.1 billion), third for 2021 (eight issuances representing an aggregate of $5.7 billion), second for 2022 (nine issuances representing an aggregate of $5.6 billion), and has been ranked first in the US and European CLO markets in total issuances in 2023 (8 US CLO issuances representing an aggregate of $3.6 billion, and 5 European CLO issuances representing an aggregate of $2.1 billion). We believe PSCM’s experience in analyzing companies and investment structures provides a sustainable competitive advantage over other firms and we benefit from the support provided by PSCM’s personnel to our Investment Advisor pursuant to the Resource Sharing Agreement. PSCM is 100% management owned, and is led by Christopher D. Long and Angie K. Long.

PSCM employs 56 professionals, of which 28 are investment professionals. PSCM’s senior investment team consists of Christopher D. Long, Angie K. Long, Matthew L. Bloomfield, Jeffrey D. Fox, Jon R. Brager and Taylor R. Moore, who together have an average of 21 years of experience. PSCM’s corporate credit team has 18 investment professionals and PSCM’s structured products team has four investment professionals. PSCM’s back-office support consists of five accounting professionals, 10 professionals specializing in investor relations and business development, four compliance and human resource professionals and eight operations professionals.

The Investment Advisor, in its capacity as Administrator, provides the administrative services necessary for us to operate pursuant to an administration agreement between us and the Administrator, or the “Administration Agreement”. The Administrator has also entered into an agreement, or the “Sub-Administration Agreement”, to delegate certain administrative functions to U.S. Bancorp Fund Services, LLC or the “Sub-Administrator”.

Competitive Advantages

We believe that we have the following advantages over other investors in corporate debt securities and CLOs:

Experienced Management Team with Proven Track Record.    We seek to capitalize on the significant experience and expertise of the Investment Team, including its affiliation with PSCM, which manages approximately $27.7 billion in fixed income/structured credit investments for a wide array of institutional, high net worth and retail investors. Corporate debt and CLO investing has been a core component of the Investment Team’s investment strategy since 2009 and is led by Christopher D. Long and Angie K. Long, who collectively have over 50 years of investing experience, with 24 of those years at PSCM. As of September 30, 2023, the senior investment professionals on the Investment Team had an average of 21 years of overall industry experience. We believe the experience and track record of the Investment Team across multiple credit cycles, asset classes and industries provide us with a competitive advantage in sourcing and idea generation, investment diligence and recommendation, portfolio construction, and portfolio and risk management.

Disciplined Investment Process.    The Investment Team has an extensive investment underwriting and monitoring process. The Investment Team conducts a thorough analysis of each potential portfolio company and its prospects, competitive position, financial performance and industry dynamics. The Investment Team stresses the importance of credit and risk analysis in its underwriting process. Across the platform, the Investment Team reviews approximately $350 billion in annual deal flow as potential investment opportunities suitable for us, and PSCM and its affiliates have invested capital of over $45 billion across bank loan and CLO investments since inception. Through the Investment Team’s sourcing and idea generation, we also have opportunistic access to the secondary leveraged loan market, which is estimated to be approximately $1.4 trillion in size, according to LCD. We believe that the Investment Team’s continued adherence to this disciplined process will permit us to continue to generate a stable, diversified and increasing revenue stream of current income from our corporate debt securities and CLO investments to enable us to make consistent, recurring distributions to our stockholders.

Portfolio of Performing, Predominantly Senior Secured, Floating Rate Loans.    We focus on investing in large, broadly-syndicated loans, instead of small/mid-cap lending, and maintain a smaller pocket for opportunistic credit investments (i.e., CLO investments) where PSCM possesses differentiated investment capabilities. Since our inception, we have invested approximately $2.2 billion through September 30, 2023. As of September 30, 2023, we had 219 debt and equity investments in 184 portfolio companies and we had total assets of approximately $1.1 billion across 40 different industries that we believe exhibit strong credit quality and industry diversification. Our strategy has resulted in a strong investment portfolio credit profile with a weighted average over the last twelve months earnings before interest, taxes, depreciation, and amortization (“EBITDA”) of $448 million, weighted average loan size of $1,369 million, weighted average interest coverage of 2.3x and weighted average first lien leverage of 5.3x for our total first lien loan portfolio, each as calculated on a fair value weighted basis. Our focus on liquid loans to larger companies with strong fundamentals in positions that are senior in the capital structure, including through the large cap direct lending market, has yielded strong credit outcomes, including an average internal rating of 3.6 on a fair value weighted basis and no debt investments on non-accrual status as of September 30, 2023. As of September 30, 2023, the portfolio was comprised of 82.50% of first-lien senior secured debt, 5.36% of second lien senior secured debt, 0.13% in corporate bonds, 3.00% in CLO securities, and 9.01% in short term investments. As of September 30, 2023, approximately 98% of our investments at fair value (excluding cash and similar short-term cash management investments) bore interest at floating rates, subject to interest rate floors in certain circumstances; floating rate loans provide protection in rising interest rate environments. As of September 30, 2023, approximately 97% of our investments at fair value (excluding short-term investments) were senior secured debt investments, the average hold size of our senior secured debt investments (as a percentage of total investments at fair value) was approximately $5 million and we had a net investment income yield of 13.6%. As of September 30, 2023, 91% of the portfolio (excluding cash and similar short-term cash management investments) was invested in U.S.-domiciled companies and 9% in non-U.S. domiciled companies, including in Australia, Canada, the Cayman Islands and certain European countries. We believe that this portfolio of liquid bank loans paired with certain opportunistic investments generates and will continue to generate consistent attractive and stable risk adjusted returns at the lower end of the risk spectrum and supports attractive financing rates. We believe that our liquid credit strategy is well-positioned to benefit from increasing differences in yield between risk-free and high-risk securities, as well as market imbalance or irregularity, and our investment focus afford us the ability to deploy capital quickly and diversely. Moreover, we believe that a flexible investment strategy and potential for liquidity are critical at this stage in the credit cycle and that liquidity and/or uninvested capital will be critical to taking advantage of increasing differences in yield between risk-free and high-risk securities, environments of dislocation and overall relative value opportunities in credit.

Platform Size and Structure.    Our Investment Team leverages the resources and deal flow of PSCM and focuses on finding the best relative value opportunities across corporate and structured credit, with a bias for high quality, short duration and liquid credits. The resources and deal flow of PSCM enable our Investment Team and other investment professionals to evaluate various opportunities in corporate and structured credit, utilizing PSCM’s expertise in analyzing corporate credit (i.e., bonds and loans) and leveraging the platform’s expertise as a CLO issuer and investor for unique insight into trends and drivers in the bank loan market. PSCM priced the tightest AAA level CLO of 2023, and we believe this expertise and further spread tightening in the CLO market could provide us future financing optionality. We have also been granted co-investment exemptive relief from the SEC to permit greater flexibility to negotiate the terms of investments made together with other funds managed by PSCM and its affiliates if our Board determines that it would be advantageous for us.

Environmental, Social and Corporate Governance (“ESG”) and Diversity & Inclusion Focus.    PSCM firmly believes in the importance of being a responsible corporate organization, a leader in ESG amongst credit managers and a steward of capital for its clients. As such, the Investment Advisor and the Investment Team have implemented policies and procedures to screen for Prohibited ESG Securities (as defined below) in our potential investments, and our Investment Committee, together with PSCM’s ESG committee (the “ESG Committee”), is responsible for monitoring our investments to ensure that our ESG guidelines are met. See “Business — Investment Criteria for Evaluating Investment Opportunities — Investment Process — ESG Integration” for a discussion of the ESG Committee. Additionally, as a firm that is women-owned by Angie K. Long, PSCM is dedicated to promoting a culture of diversity and inclusion, including through its sponsorship of women and minority-focused community organizations.

Attractive Fee Structure.    Our fee structure is lower than most externally-managed, publicly-traded BDCs. At our target debt-to-equity ratio of 1.40x to 1.50x, the base management fee payable to our Investment Advisor would represent approximately 0.70% of our gross assets and is payable at a rate of 1.75% of our net assets. In comparison, as of September 30, 2023, base management fees among externally-managed, publicly-traded BDCs (other than venture lenders) with a market capitalization of greater than $500 million were generally payable at a rate of 1.00% to 2.00% of gross assets (excluding cash and cash equivalents), or between 1.75% and 4.02% of net assets. Following completion of this offering, our income-based incentive fee will be calculated at a rate of 12.5% of pre-incentive fee net investment income above a quarterly hurdle of 1.5% with certain lookback requirements as compared to most externally-managed, publicly-traded BDCs, which typically charge the income-based incentive fee at a rate of 17.5% to 20.0% of pre-incentive fee net investment income above a quarterly hurdle of 1.5% to 2.0% in many instances with no lookback requirements. We believe this lower fee structure is well-aligned with an investment strategy focused primarily on corporate debt securities.

Investment Criteria and Principal Strategies

Our investment objective is to maximize total return, comprised of current income and capital appreciation. However, no assurance can be given that our investment objective will be achieved, and investment results may vary substantially on a monthly, quarterly and annual basis. Our current investment focus is guided by two strategies that facilitate our investment opportunities and core competencies: (1) investing in corporate debt securities and, to a lesser extent, (2) investing in CLO structured credit funds that typically own corporate debt securities, including the equity and junior debt tranches of CLOs. We seek to invest in credit and other assets that the Investment Advisor believes have strong structural protections, limited downside, and low long-term beta, or volatility, in comparison to systemic risk within the broader credit and equity markets. A significant portion of the loans in which we may invest or obtain exposure to through our investments in structured securities may be deemed “Covenant-Lite Loans,” which means the loans contain fewer or no maintenance covenants compared to other loans and do not include terms which allow the lender to declare a default if certain covenants are breached.

We seek to achieve our investment objective by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are routinely pursuing multiple investment opportunities, including primary purchases of newly issued securities and secondary purchases of securities on the open market. While the structure of our investments may vary, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. As of September 30, 2023, our Investment Advisor believes that our investment strategies are positioned to continue to benefit investors for the following three reasons: attractive yields, with a bias for high quality, short duration and liquid credits; the ability to rotate investments to take advantage of dislocations as they arise; and balance fundamentals and default risk with valuation.

In addition, to a lesser extent, portfolio investments may also include, but are not limited to, corporate structured credit, cash and synthetic CLOs, including the equity and junior debt tranches of CLOs, collateralized debt obligations, or “CDOs”, swaps, asset backed securities, corporate bonds of large U.S. and non-U.S. companies, corporate bank loans, preferred stock, municipal bonds or loans and convertible securities.

The securities in which we invest may not be rated by any rating agency, and if they were rated, they would be below investment grade. These securities, which may be referred to as “junk bonds,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Our debt investments may generally range in maturity from three to seven years.

Implications of Being an Emerging Growth Company

We currently are, and expect to remain, an “emerging growth company,” as that term is used in the Jumpstart Our Business Startups Act, or the “JOBS Act,” until the earliest of:

•        up to five years measured from the date of the first sale of common stock pursuant to this registration statement;

•        the last day of the first fiscal year in which our annual gross revenues are $1.235 billion or more;

•        the date on which we have, during the preceding three-year period, issued more than $1.0 billion in non-convertible debt securities; and

•        the date that we become a “large-accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of June 30th of any year.

Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act of 2002, or the “Sarbanes-Oxley Act”, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

In addition, as an emerging growth company, we have elected to take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, or the “Securities Act”, and Section 13(a) of the Exchange Act for complying with new or revised accounting standards.

Summary Principal Risk Factors

An investment in our securities involves a high degree of risk and may be considered speculative. The following is a summary of the principal risks that you should carefully consider before investing in our securities. Further details regarding each risk included in the below summary list can be found in “Risk Factors” beginning on page 17 of this prospectus.

•        Dependence Upon Key Personnel of PSCM and the Investment Advisor — The success of the Company is highly dependent on the financial and managerial expertise of the Investment Advisor and, in turn, PSCM.

•        Operation in a Highly Competitive Market for Investment Opportunities — The business of investing in assets meeting our investment objective is highly competitive.

•        Financing Investments with Borrowed Money — The use of leverage magnifies the potential for gain or loss on amounts invested.

•        Changes in Interest Rates May Affect Our Cost of Capital and Net Investment Income — Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.

•        Investments in Leveraged Portfolio Companies — Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold.

•        Investments in CLOs — CLO vehicles that we invest in are typically very highly levered, and therefore, the junior debt and equity tranches that we invest in are subject to a higher degree of risk of total loss.

•        Investments in Covenant-Lite Loans — Our investments may include Covenant-Lite Loans, which may give us fewer rights and subject us to greater risk of loss than loans with financial maintenance covenants.

•        Risks Regarding Distributions — We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions.

•        Dependence on Strong Referral Relationships — We depend upon our Investment Advisor and its affiliates to maintain their relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extend upon these relationships to provide us with potential investment opportunities.

•        Uncertainty Regarding the Value of Portfolio Investments — The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable and we will value these investments at fair value as determined in good faith by our Investment Advisor (subject to the Board’s oversight).

•        Investment in High Yield Debt with Greater Credit and Liquidity Risk — We invest in high yield debt, a substantial portion of which may be rated below investment-grade by one or more nationally recognized statistical rating organizations or is unrated but of comparable credit quality to obligations rated below investment-grade, and has greater credit and liquidity risk than more highly rated debt obligations.

Open Market Share Repurchase Program

Our Board authorized us to repurchase shares of our common stock through an open-market share repurchase program for up to $20 million in the aggregate of shares of our common stock through 12 months from the date of this prospectus. Pursuant to such authorization and concurrently with the closing of this offering, we intend to enter into the Company Rule 10b5-1 Stock Repurchase Plan to acquire up to $15 million in the aggregate of shares of our common stock, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act.

The Company Rule 10b5-1 Stock Repurchase Plan is intended to allow us to repurchase shares of our common stock at times when we otherwise might be prevented from doing so under insider trading laws. The Company Rule 10b5-1 Stock Repurchase Plan will require our agent to repurchase shares of common stock on our behalf when the market price per share of our common stock is below the most recently reported NAV per share of our common stock (including any updates, corrections or adjustments publicly announced by us to any previously announced NAV per share). Under the Company Rule 10b5-1 Stock Repurchase Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions.

The repurchase of shares pursuant to the Company Rule 10b5-1 Stock Repurchase Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances.

The Company Rule 10b5-1 Stock Repurchase Plan will commence beginning 60 calendar days following the end of the “restricted period” under Regulation M and terminate upon the earliest to occur of (i) 12 months from the date of the Company Rule 10b5-1 Stock Repurchase Plan, (ii) the end of the trading day on which the aggregate purchase price for all shares purchased under the Company Rule 10b5-1 Stock Repurchase Plan equals $15 million and (iii) the occurrence of certain other events described in the Company Rule 10b5-1 Stock Repurchase Plan.

The “restricted period” under Regulation M will end upon the closing of this offering and, therefore, the common stock repurchases/purchases described above shall not begin prior to 60 days after the closing of this offering. Under Regulation M, the restricted period could end at a later date if the underwriters were to exercise the over-allotment option to purchase shares of our common stock in excess of their short position at the time that they complete their initial distribution of shares of our common stock. In such event, the restricted period would not end until the excess securities were distributed by the underwriters or placed in their investment accounts. However, the underwriters have agreed to only exercise their over-allotment options to cover their actual short positions, if any. Therefore, the restricted period under Regulation M will end on the closing of this offering.

PSCM Rule 10b5-1 Stock Purchase Plan

In addition, PSCM will purchase up to $5 million in the aggregate of shares of our common stock in the open market within one year of the date of this offering if our shares of common stock trade below a specific level of NAV per share following the completion of this offering. In order to facilitate PSCM’s purchase commitment, concurrently with the closing of this offering, PSCM intends to enter into the PSCM Rule 10b5-1 Stock Purchase Plan to permit the purchase of up to $2.5 million of our shares of common stock. The purchases of shares pursuant to the PSCM Rule 10b5-1 Stock Purchase Plan will be implemented in accordance with Rule 10b5-1 and Rule 10b-18 under the Exchange Act.

The PSCM Rule 10b5-1 Stock Purchase Plan is intended to allow PSCM to purchase shares of our common stock at times when it otherwise might be prevented from doing so under insider trading laws. The PSCM Rule 10b5-1 Stock Purchase Plan will require PSCM’s agent to purchase shares of common stock on PSCM’s behalf when the market price per share of our common stock is trading below the most recently reported NAV per share of our common stock (including any updates, corrections or adjustments publicly announced by us to any previously announced NAV per share). Under the PSCM Rule 10b-1 Stock Purchase Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions.

The purchase of shares pursuant to the PSCM Rule 10b5-1 Stock Purchase Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances.

The PSCM Rule 10b5-1 Stock Purchase Plan will commence beginning 60 calendar days following the end of the “restricted period” under Regulation M and terminate upon the earliest to occur of (i) 12 months from the date of the PSCM Rule 10b5-1 Stock Purchase Plan, (ii) the end of the trading day on which the aggregate purchase price for all shares purchased under the PSCM Rule 10b5-1 Stock Purchase Plan equals $2.5 million and (iii) the occurrence of certain other events described in the PSCM Rule 10b5-1 Stock Purchase Plan.

The “restricted period” under Regulation M will end upon the closing of this offering and, therefore, the common stock repurchases/purchases described above shall not begin prior to 60 days after the closing of this offering. Under Regulation M, the restricted period could end at a later date if the underwriters were to exercise their over-allotment option to purchase shares of our common stock in excess of their short position at the time that they complete their initial distribution of shares of our common stock. In such event, the restricted period would not end until the excess shares of our common stock were distributed by the underwriters or placed in their investment accounts. However, the underwriters have agreed to only exercise their over-allotment options to cover their actual short positions, if any. Therefore, the restricted period under Regulation M will end on the closing of this offering.

PSCM will purchase the remaining $2.5 million shares of our common stock in open market transactions, at the then-current market price, if the shares of our common stock trade below their NAV. Such market transactions may only be made beginning 60 calendar days following the end of the “restricted period” under Regulation M and will make all such purchases within one year of the closing of this offering. The actual amount of shares of our common stock which may be purchased under PSCM’s remaining $2.5 million purchase commitment will be $2.5 million times a fraction, the numerator of which is the total number of trading days during such period on which the closing price of a share of our common stock on the New York Stock Exchange is less than our then-current NAV per share, and the denominator of which is the total number of trading days in such period.

Company Information

Our principal executive offices are located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205, and our telephone number is (816) 994-3200. PSCM also maintains a research office in London, UK. Our corporate website is located at www.palmersquarecap.com. Information on our website is not incorporated into or a part of this prospectus.

Recent Developments

On December 18, 2023, we entered into an amendment to the Loan and Security Agreement, dated December 18, 2020, with certain financial institutions as lenders, Wells Fargo Bank, National Association as the administrative agent, U.S. Bank Trust Company, National Association as collateral agent and U.S. Bank National Association as custodian (the “WF Credit Facility”) that amends the WF Credit Facility to, among other things: (i) increase the amount available for borrowing under the WF Credit Facility from $150,000,000 to $175,000,000, (ii) extend the facility maturity date from December 18, 2025 to December 18, 2028 and (iii) extend the reinvestment period from December 18, 2023 to December 18, 2026 (subject to other provisions of the WF Credit Facility).

On January 11, 2024, we announced that our preliminary estimate for the NAV per share for our common stock as of December 31, 2023 was $17.04. After giving effect to the sale of 5,450,000 shares of common stock in this offering assuming an initial public offering price of $16.45 per share, we estimate that our NAV per share of our common stock as of December 31, 2023 would have been $16.95 (or $16.93 if the underwriters exercise their over-allotment option in full).

The estimate of NAV per share for our common stock as of December 31, 2023 is subject to the completion of our financial closing procedures and is not a comprehensive statement of our financial position, results of operations or cash flows for the year ended December 31, 2023. Final results may differ as a result of the completion of our financial closing procedures, as well as any subsequent events, including the discovery of information affecting fair values of our portfolio investments as of December 31, 2023, arising between the date hereof and the date of filing of our Form 10-K for the year then ended. The estimate of NAV per share for our common stock as of December 31, 2023 provided herein has been prepared by, and is the responsibility of our management. PricewaterhouseCoopers LLP, our independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to our estimate of NAV per share for our common stock as of December 31, 2023. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. There can be no assurance that this estimate will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control. See “Risk Factors” and “Forward-Looking Statements.”

The Offering

Common stock offered by us	5,450,000 shares, excluding shares of common stock issuable pursuant to the underwriters’ over-allotment option.
Common stock to be outstanding after this offering	32,552,794 shares, excluding shares of common stock issuable pursuant to the underwriters’ over-allotment option.
Use of proceeds

We estimate that net proceeds from this offering will be approximately $89,652,500 (or approximately $103,100,375 if the underwriters exercise in full their over-allotment option) based on an offering price of $16.45 per share.

We intend to use substantially all of the net proceeds from the offering in accordance with our investment objectives and strategies.

Based on prevailing market conditions, we expect to invest the net proceeds from this offering within three months. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment. See “Use of Proceeds.”

Indication of Interest

Certain officers, employees, business associates and related persons of PSCM, as well as certain institutional investors with relationships with PSCM, have expressed an indication of interest to purchase up to $2 million and up to $38 million, respectively, of shares of our common stock in this offering at the initial public offering price. However, because indications of interest are not binding agreements or commitments to purchase, one or all of these potential investors may determine to purchase more, fewer or no shares in this offering.

Regulatory and tax status

We have elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to operate in a manner so as to annually qualify, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and timely distribute to our stockholders at least 90% of our “investment company taxable income” as defined by the Code, which generally includes net ordinary income and net short-term capital gains in excess of net long-term capital losses, for each taxable year. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Distributions

We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board. All future distributions will be subject to lawfully available funds therefor, and we can offer no assurance that we will be able to declare such distributions in future periods.

We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes (i.e., the portion of such distributions which do not represent income). To the extent there is a return of capital, our stockholders will be required to reduce their basis in our stock for U.S. federal income tax purposes, which will result in the stockholder recognizing additional gain (or a lower loss) when the shares are sold. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Distributions.”

Dividend reinvestment plan

We have adopted an “opt-out” dividend reinvestment plan for our stockholders. Under this plan, if we declare a cash distribution, our stockholders who have not elected to “opt out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder elects to “opt out,” that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash and, for this purpose, stockholders receiving distributions in the form of stock will generally be treated as receiving distributions equal to the fair market value of the stock received through the plan. However, since their cash distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Dividend Reinvestment Plan.”

Listing	Our common stock has been approved for listing on the New York Stock Exchange under the symbol “PSBD”.
Fees and expenses

We pay our Investment Advisor a fee for its services under the Advisory Agreement. The fee consists of two components: a base management fee and an incentive fee. Upon completion of this offering, the base management fee will be payable quarterly in arrears and calculated at an annual rate of 1.75% of the average value of the weighted average (based on the number of shares outstanding each day in the quarter) of the Company’s total net assets at the end of the two most recently completed calendar quarters. Prior to this initial public offering, the base management fee is 2.00% of the average value of the weighted average (based on the number of shares outstanding each day in the quarter) of the Company’s total net assets at the end of the two most recently completed calendar quarters, but the Investment Advisor agreed to waive its right to receive the base management fee in excess of an annual rate of 1.75% of the average value of the weighted average total net assets at the end of each of our two most recently completed calendar quarters and any incentive fee. The Investment Advisor will not be permitted to recoup any base management fees waived for any period prior to the completion of this offering.

Pursuant to the Advisory Agreement, the Investment Advisor was not entitled to an incentive fee prior to this offering because the Advisory Agreement provides that no incentive fee is payable prior to the listing of the Company’s common stock on a national securities exchange (a “Listing”). Following the completion of this offering, the Investment Advisor will be entitled to an incentive fee based on our pre-incentive fee net investment income for the then most recently completed calendar quarter, as adjusted downward (but not upward) if over the applicable lookback period aggregate net realized losses on our investments exceed our aggregate net investment income over the same period, excluding the most recently completed quarter (such adjusted pre-incentive fee net investment income is referred to herein as our “adjusted net investment income”). The quarterly incentive fee is (a) 100% of our adjusted net investment income with respect to that portion of such adjusted net investment income, if any, that exceeds a hurdle amount of 1.5% per quarter (6% annualized), until the Investment Advisor has received a “catch-up” equal to 12.5% of the adjusted net investment income, plus (b) 12.5% of adjusted net investment income above the catch-up.

For purposes of determining the incentive fee, the Investment Advisor will calculate the extent to which aggregate net realized losses on our investments exceed our aggregate net investment income over both (a) the most recently completed and eleven preceding calendar quarters (or, if shorter, the number of calendar quarters since this offering) (the “Trailing Twelve Quarters”) and (b) the most recently completed and three preceding calendar quarters (or, if shorter, the number of calendar quarters since this offering) (the “Trailing Four Quarters”). In the event that any Trailing Four Quarter period calculation produces a lower incentive fee as compared to the applicable Trailing Twelve Quarter period calculation for any quarterly period, then the Trailing Four Quarter Period will be used in connection with the calculation of the incentive fee payable to the Investment Advisor by the Company under the Advisory Agreement for such quarter. Otherwise, the Trailing Twelve Quarter period will be used in connection with such calculation. See “Management Agreements.”

Leverage

We borrow funds, including under our credit facilities, and may issue debt securities or preferred securities to make additional investments or for other purposes. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of borrowed funds or the proceeds of preferred stock offerings to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock. As a BDC, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 150% after such borrowing or issuance. The amount of leverage that we employ will depend on our Investment Advisor’s assessment of market conditions and other factors at the time of any proposed borrowing. We do not presently intend to issue preferred stock within one year of the date of this prospectus. See “Regulation.”

Trading at a discount

Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV. We are not generally able to issue and sell our common stock at a price below our NAV per share unless, among other things, we receive the requisite stockholder and Board approval for such a sale. The risk that our shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV. See “Risk Factors.”

Advisor

Our investment activities are externally managed by our Investment Advisor, a majority-owned subsidiary of PSCM, pursuant to the Advisory Agreement. Our Investment Advisor is registered as an investment adviser under the Advisers Act. See “Management Agreements.”

Administrator

Our Investment Advisor also serves as our Administrator. We have entered into an Administration Agreement with the Administrator. The Administration Agreement provides for reimbursement of our Administrator for our directly allocable overhead and other expenses. The Administrator has also entered into the Sub-Administration Agreement, to delegate certain administrative functions the Sub-Administrator. See “Management Agreements.”

Transfer agent, registrar and dividend disbursing agent	Equiniti Trust Company, LLC (“Equiniti”) serves as our transfer agent, registrar and dividend disbursing agent. See “Transfer Agent, Registrar and Dividend Disbursing Agent.”
Custodian

U.S. Bank National Association (“U.S. Bank”) serves as our custodian and the custodian of our subsidiaries, Palmer Square BDC Funding I LLC (“PS BDC Funding”) and Palmer Square BDC Funding II LLC (“PS BDC Funding II”). See “Custodian.”

Available information

We have filed with the SEC a registration statement on Form N-2 under the Securities Act, of which this prospectus is a part, which contains additional information about us and the shares of our common stock being offered by this prospectus. We file annual, quarterly and current reports, proxy statements and other information meeting the information requirements of the Exchange Act, with the SEC. This information is available on the SEC’s website at www.sec.gov.

We maintain a website at www.palmersquarecap.com and make all of our periodic and current reports, proxy statements and certain other information available, free of charge, on or through our website. The information on our website is not incorporated by reference in this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the fees and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “annual expenses” are based on estimated amounts for our current fiscal year and assume that we issue 5,450,000 shares of common stock in the offering, based on an offering price equal to $16.45. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as our investors.
Stockholder transaction expenses (as a percentage of offering price):
Sales load	0.00	%(1)
Offering expenses	0.00	%(2)
Dividend reinvestment plan expenses	0.00	%(3)
Total stockholder transaction expenses	0.00%

Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	1.75	%(4)
Incentive fees payable under the Investment Advisory Agreement (12.5% of net investment income)	1.59	%(5)
Interest payments on borrowed funds	9.78	%(6)
Other expenses	0.51	%(7)
Total annual expenses (estimated)	13.64%

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(1)      Our Investment Advisor has agreed to pay the entire sales load (underwriting discounts and commissions) payable to the underwriters in connection with this offering. We are not obligated to repay any such sales load (underwriting discounts and commissions) paid by our Investment Advisor. See “Underwriting” for a more complete description of underwriting compensation.

(2)      Offering expenses are estimated to be approximately $2.21 million in connection with this offering. Our Investment Advisor has agreed to pay all such offering costs associated with this offering on our behalf. We are not obligated to repay any such offering costs paid by our Investment Advisor.

(3)      The expenses of the dividend reinvestment plan are included in “Other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan.”

(4)      Effective upon completion of this initial public offering, our base management fee will be calculated on an annual rate of 1.75% of the average value of the weighted average total net assets at the end of each of our two most recently completed calendar quarters. For purposes of this table, we have assumed that we maintain no cash or cash equivalents. Prior to the completion of this offering, the base management fee is 2.00% of the average value of the weighted average total net assets at the end of each of our two most recently completed calendar quarters, but the Investment Advisor agreed to waive its right to receive the base management fee in excess of an annual rate of 1.75% of the average value of the weighted average total net assets at the end of each of our two most recently completed calendar quarters. The Investment Advisor will not be permitted to recoup any base management fees waived for any period prior to the completion of this offering. See “Management Agreements — Investment Advisory Agreement.”

(5)      The amount above reflects the estimated incentive fee based on performance under the terms of the Advisory Agreement, effective upon the completion of this initial public offering. Following such time, the incentive fee payable to our Investment Advisor will be based on our performance and will not be paid unless we achieve certain goals. See “Management Agreements — Investment Advisory Agreement.”

(6)      Interest payments on borrowed funds represents an estimate of our annualized interest expense based on our total borrowings as of September 30, 2023. For the nine months ended September 30, 2023, the weighted average effective interest rate for total outstanding debt was 6.47%. We may borrow additional funds from time to time to make investments based on our Investment Advisor’s assessment of market conditions and other factors at the time of any proposed borrowing. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act, but we have no intention of doing so in the twelve months following the date of this prospectus. See “Description of Capital Stock — Capital Stock — Preferred Stock.”

(7)      “Other expenses” includes estimated overhead expenses, including payments under the Administration Agreement with our Administrator, and is estimated for the current fiscal year. See “Management Agreements — Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above, except for the incentive fee, and that stockholders pay stockholder transaction expenses of 0.00% with respect to common stock sold by us in this offering.
	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return	$120	$337	$523	$886

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Advisory Agreement is not included in the example due to the uncertainty regarding whether or not the incentive fee would be payable given that it is dependent on the Company’s future performance. The example assumes reinvestment of all distributions at NAV. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our common stock involves a number of significant risks. The investor should be aware of various risks, including those described below. The investor should carefully consider these risk factors, together with all of the other information included in this prospectus. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also materially and adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, the NAV and price per share of our common stock could decline, and an investor may lose all or part of his, her or its investment.

Risks Related to our Business and Structure

We are dependent upon key personnel of PSCM and the Investment Advisor.

Pursuant to the Resource Sharing Agreement between the Investment Advisor and PSCM, PSCM provides the Investment Advisor with experienced investment professionals and services so as to enable the Investment Advisor to fulfil its obligations under the Advisory Agreement. Accordingly, our success is highly dependent on the financial and managerial expertise of the Investment Advisor and, in turn, PSCM. The individuals may not necessarily continue to remain employed by or affiliated with PSCM. Although we have attempted to foster a team approach to investing, the loss of key individuals employed by or affiliated with PSCM or our Investment Advisor, including Christopher D. Long and Angie K. Long, could have a material adverse effect on our financial condition, performance and ability to achieve our investment objectives. In addition, we cannot assure you that our Investment Advisor will remain our investment adviser or that we will continue to have access to PSCM or its investment professionals. Moreover, the Resource Sharing Agreement may be terminated by either party on 60 days’ notice; the termination of the Resource Sharing Agreement could have a material adverse effect on our financial condition, performance and ability to achieve our investment objectives.

The Investment Advisor’s and PSCM’s investment professionals expect to devote such time and attention to the conduct of our business as such business shall reasonably require. However, there can be no assurance, for example, that the members of the Investment Advisor or such investment professionals will devote any minimum number of hours each week to our affairs or that they will continue to be employed by PSCM. In the event that certain employees of the Investment Advisor cease to be actively involved with us, we will be required to rely on the ability of PSCM to identify and retain other investment professionals to conduct our business.

We are dependent on strong referral relationships.

We depend upon our Investment Advisor and its affiliates to maintain their relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Investment Advisor and its affiliates fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our Investment Advisor and its affiliates have relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our investment decisions may be expedited.

Investment analyses and decisions by the Investment Advisor may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In these cases, the information available to the Investment Advisor at the time of making an investment decision may be limited. Therefore, no assurance can be given that the Investment Advisor will have knowledge of all circumstances that may adversely affect an investment.

Our financial condition, results of operations and cash flows depend on our ability to manage our business effectively.

Our ability to achieve our investment objective will depend on our ability to manage our business and to grow our investments and earnings. This will depend, in turn, on our Investment Advisor’s ability to identify, invest in and monitor portfolio companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon our Investment Advisor’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our executive officers and directors, our Investment Advisor, PSCM and their affiliates, officers, directors and employees may face certain conflicts of interest.

The employees of PSCM and our Investment Advisor serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by it and/or its affiliates. Similarly, PSCM, the Investment Advisor and their affiliates may have other clients with similar, different or competing investment objectives.

In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. There is a potential that we will compete with these clients, and other entities managed by the Investment Advisor and its affiliates, for capital and investment opportunities. As a result, the Investment Advisor and, as applicable, the members of the Investment Committee may face conflicts in the allocation of investment opportunities among us and the investment funds, accounts and investment vehicles managed by the Investment Advisor and its affiliates. Our Investment Advisor intends to allocate investment opportunities among eligible investment funds, accounts and investment vehicles in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time.

Our Investment Advisor or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Principals and other employees of our Investment Advisor, including members of the Investment Advisor’s Investment Committee, may serve as directors of, or in a similar capacity with, portfolio companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our management and incentive fee structure with our Investment Advisor may create incentives for our Investment Advisor that are not fully aligned with the interests of our stockholders and may induce our Investment Advisor to make speculative investments.

In the course of our investing activities, we pay management and incentive fees to the Investment Advisor. We have entered into an Advisory Agreement with the Investment Advisor. Under the incentive fee structure, our adjusted net investment income for purposes thereof is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may give rise to a conflict of interest for the Investment Advisor to the extent that it encourages the Investment Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. The Investment Advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because, under our Advisory Agreement, the Investment Advisor is not obligated to reimburse us for incentive fees it receives even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The valuation process for certain of our portfolio holdings may create a conflict of interest.

We may make portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. Effective August 11, 2022, our Board designated the Investment Advisor as our valuation designee. The participation of the Investment Advisor’s investment professionals in our valuation process could result in a conflict of interest as the Investment Advisor’s base management fee is based, in part, on the value of our total net assets.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

The business of investing in assets meeting our investment objective is highly competitive. Competition for investment opportunities includes a growing number of nontraditional participants, such as hedge funds, senior private debt funds, including BDCs, and other private investors, as well as more traditional lending institutions and competitors. Some of these competitors may have access to greater amounts of capital or may have different return thresholds than us, and thus these competitors may have advantages not shared by us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements we must satisfy to qualify and maintain our RIC status. Increased competition for, or a diminishment in the available supply of, investments suitable for us could result in lower returns on such investments. Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. We may incur significant expenses in connection with identifying investment opportunities and investigating other potential investments which are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and the fees of other third party advisors.

With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss.

We may need to raise additional capital.

We may need to raise additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute dividends for U.S. federal income tax purposes of an amount generally at least equally to 90% of the sum of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to qualify and maintain our RIC status. As a result, these earnings will not be available to fund new investments. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our securities.

Our investments in PIK interest income may expose us to risks, including a possible increase in incentive fees that are payable by us to the Investment Advisor.

Certain of our debt investments may contain provisions providing for the payment-in-kind, or “PIK”, interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our total net assets. As a result, because the base management fee that we pay to the Investment Advisor is based on the value of our total net assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to the Investment Advisor.

Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. We have borrowed and intend to continue to borrow from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock. Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 150%. If this ratio declines below 150%, we will not be able to incur additional debt when it is otherwise advantageous or necessary for us to do so. The amount of leverage that we employ will depend on the Investment Advisor’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual results may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)
	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	-33.83%	-21.47%	-9.11%	3.25%	15.61%

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(1)      Assumes (i) $1.1 billion in total assets as of September 30, 2023, (ii) $1.1 billion in non-controlled, non-affiliated investments at fair value as of September 30, 2023, (iii) $629.3 million in outstanding indebtedness as of September 30, 2023, (iv) $446.9 million in net assets as of September 30, 2023 and (iv) weighted average interest rate of 6.47% on our indebtedness for the nine months ended September 30, 2023.

Based on outstanding indebtedness of $629.3 million as of September 30, 2023, and the weighted average effective interest rate of 6.47%, our investment portfolio would have had to produce an annual return of approximately 3.69% to cover annual interest payments on outstanding debt.

We are subject to various covenants under our credit facilities which, if not complied with, could result in reduced availability and/or mandatory prepayments under our credit facilities.

We are subject to various covenants under our credit facilities which, if not complied with, could result in reduced availability and/or mandatory prepayments under our credit facilities. In the event we default under our credit facilities or any other future borrowing facility, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under our credit facilities, or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under our credit facilities, or such future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition to asset coverage ratio requirements, our credit facilities contain various covenants which, if not complied with, could accelerate repayment of the indebtedness under our credit facilities. This could have a material adverse effect on our business, financial condition and results of operations. Our borrowings under the revolving line of credit provided to us under the Credit Agreement, dated February 18, 2020, with certain financial institutions as lenders, Bank of America, N.A. as the administrative agent and BofA Securities, Inc. as Lead Arranger and Sole Book Manager (the “BoA Credit Facility”) are collateralized by the assets in a special purpose wholly-owned subsidiary, PS BDC Funding. The agreements governing the BoA Credit Facility require us to comply with certain financial and operational covenants. These covenants include a requirement to maintain a first-prior security interest in the collateral for the benefit of the lenders under the BoA Credit Facility, maintain various policies and procedures, and maintain a minimum borrowing base under the BoA Credit Facility. Our borrowings under the line of credit provided to us under the WF Credit Facility are collateralized by the assets in a special purpose wholly-owned subsidiary, PS BDC Funding II. The agreements governing the WF Credit Facility require us to comply with certain financial and operational covenants. These covenants include a requirement to maintain a first-prior security interest in the collateral for the benefit of the lenders under the WF Credit Facility, maintain various policies and procedures, and maintain a minimum borrowing base under the WF Credit Facility. Our continued compliance with the covenants under our credit facilities depends on many factors, some of which are beyond our control.

Changes in interest rates may affect our cost of capital and net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income given that we use debt to finance our investments. In periods of rising interest rates, our cost of funds could increase, which could reduce our net investment income. In addition, in a prolonged low interest rate environment, the difference between investment income earned on interest earning assets and the interest expense incurred on interest bearing liabilities may be compressed, reducing our net investment income and potentially adversely affecting our operating results. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

We may have uncertainty as to the value of certain portfolio investments.

We expect that certain of our portfolio investments may take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable and we will value these investments at fair value as determined in good faith by the Investment Advisor (subject to the Board’s oversight). Certain of our investments (other than cash and cash equivalents) will be classified as Level 2 assets under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”), as amended, Fair Value Measurements and Disclosures (“ASC 820”). This means that certain of our portfolio valuations will be based on inputs other than quoted prices which are either directly or indirectly observable, such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities. Certain other of our investments may be classified as Level 3 under ASC 820, which means that certain of our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. We expect that inputs into the determination of fair value of our portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The types of factors that the Board may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities. In addition, the method of calculating the base management fee may result in conflicts of interest between the Investment Advisor, on the one hand, and our stockholders on the other hand, with respect to valuation of investments.

We will adjust on a quarterly basis the valuation of our portfolio to reflect the Investment Advisor’s determination (subject to the Board’s oversight) of the fair value of each investment in our portfolio for which market quotes are not readily available. Any changes in fair value are recorded in our statements of operations as net change in unrealized appreciation or depreciation on investments.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Moreover, as of September 30, 2023, 100% of our investments were classified as Level 1 or Level 2, which may cause our NAV to experience greater fluctuations than funds with a greater proportion of Level 3 assets. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

The Board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

The Board has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

We are subject to risks related to our management of ESG activities.

Our business faces increasing public scrutiny related to ESG activities. We risk damage to our brand and reputation if we fail to act responsibly in a number of areas, such as environmental stewardship, corporate governance and transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations. Additionally, new regulatory initiatives related to ESG could adversely affect our business.

Our Investment Advisor and Administrator each have the ability to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Investment Advisor has the right under the Advisory Agreement to resign as our Investment Advisor at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. Similarly, our Administrator has the right under the Administration Agreement to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Investment Advisor or Administrator were to resign, we may not be able to find a new investment adviser or administrator, as applicable, or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected.

Moreover, pursuant to the Resource Sharing Agreement, PSCM provides the Investment Advisor with experienced investment professionals and services so as to enable the Investment Advisor to fulfill its obligations under the Advisory Agreement, and such Resource Sharing Agreement may itself be terminated on 60 days’ notice. If PSCM were to so terminate the Resource Sharing Agreement, the Investment Advisor may be required to seek to find an alternate means of fulfilling its obligations under the Advisory Agreement, or to resign.

We are highly dependent on information systems, and systems failures or cyber-attacks could significantly disrupt our business, which may, in turn, negatively affect the value of shares of our common stock and our ability to pay distributions.

Our business relies on secure information technology systems. These systems are exposed to operational and information security risks resulting from cyberattacks that threaten the confidentiality, integrity or availability of our information resources (i.e., cyber incidents). Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties. These attacks could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing and unauthorized release of confidential information, corrupting data, denial of service attacks on our websites, “ransomware” that renders systems inoperable until ransom is paid, or various other forms of cybersecurity breaches. Cybersecurity incidents and cyber-attacks have been occurring more frequently and will likely continue to increase.

Such cyber incidents could result in disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could have a material adverse effect on our business, financial condition and results of operations. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by the Investment Advisor and third-party service providers. Cyber incidents affecting us, our Investment Advisor, or third-party service providers may adversely impact us or the companies in which we invest, causing our investments to lose value. We, along with our Investment Advisor, have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions. However, these measures may not be effective, and there can be no assurance that a cyber incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, the costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means, and we may be required to expend additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. Furthermore, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If we fail to comply with the relevant laws and regulations, we could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage.

Failure to maintain our status as a business development company would reduce our operating flexibility.

If we do not maintain our status as a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Our charter includes an exclusive forum selection provision, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, or other agents.

Our charter provides that, unless we consent in writing to the selection of a different forum, (i) the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be, except for any claims made under the federal U.S. securities laws, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by a director or officer or other employee of the Company to the Company or to the stockholders of the Company or asserting a claim of breach of any standard of conduct set forth in the Maryland General Corporation Law, or the “MGCL”, (c) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the MGCL, the charter or our bylaws, or (d) any action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine and (ii) the federal district courts of the United States of America shall be the sole and exclusive forum for any claims, suits, actions or proceedings arising under the federal securities laws. In addition, this provision may increase costs for shareholders in bringing a claim against us or our directors, officers or other agents. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock will be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions. The exclusive forum selection provision in our charter may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable. If this occurred, we may incur additional costs associated with resolving such action in another forum, which could materially adversely affect our business, financial condition and results of operations.

We have a limited operating history.

We began operations on January 23, 2020 and have a limited operating history. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objectives and that the value of your investment could decline substantially or that the investor will suffer a complete loss of its investment in us.

In addition, neither PSCM (including the employees of PSCM that serve on the Investment Team) nor the Investment Advisor has managed a BDC prior to our inception. The 1940 Act imposes numerous constraints on the operations of BDCs that generally do not apply to other investment vehicles managed by PSCM. BDCs are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. We, the Investment Advisor and PSCM have limited experience operating or advising under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

Risks Related to the 1940 Act

Our ability to enter into transactions with our affiliates is restricted.

The 1940 Act prohibits or restricts our ability to engage in certain principal transactions and joint transactions with certain “First Tier” affiliates and “Second Tier” affiliates. For example, we are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates (each is a “First Tier” affiliate), or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. We consider the Investment Advisor and its affiliates, including PSCM, to be “First Tier” affiliates for such purposes. We are prohibited under the 1940 Act from participating in certain principal transactions and joint transactions with a “Second Tier” affiliate without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be a “Second Tier” affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors.

We may, however, invest alongside PSCM’s investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. For example, we may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Investment Advisor and PSCM, acting on our behalf and on behalf of such investment funds, accounts and investment vehicles, negotiate no term other than price.

In situations where co-investment with investment funds, accounts and investment vehicles managed by the Investment Advisor and its affiliates, including PSCM, is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of these other clients, the Investment Advisor and PSCM will need to decide which client will proceed with the investment. These restrictions will limit the scope of investment opportunities that would otherwise be available to us.

We, the Investment Advisor and PSCM have been granted exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by PSCM in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts and investment vehicles managed by the Investment Advisor and its affiliates, including PSCM, may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our exemptive order permits us to invest with these investment funds, accounts and investment vehicles managed in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. Our exemptive relief permitting co-investments applies only if our independent directors review and approve each co-investment. The exemptive order imposes other constraints on co-investments that limit the number of instances when we may rely on its protections.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

Regulations governing our operation as a BDC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative impact on our growth. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. We are generally able to issue senior securities such that our asset coverage, as defined in the 1940 Act, equals at least 150% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets decline, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to use in order to repay a portion of our indebtedness.

Risks Related to our Investments

Economic recessions or downturns could impair our portfolio companies, and defaults by our portfolio companies will harm our operating results.

Many of the portfolio companies in which we have invested or expect to make investments are likely to be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, the number of our non-performing assets is likely to increase, and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

We may hold the debt securities of leveraged portfolio companies.

Portfolio companies may issue certain types of debt, such as senior loans, mezzanine or high yield in connection with leveraged acquisitions or recapitalizations in which the portfolio company incurs a substantially higher amount of indebtedness than the level at which it had previously operated. Leverage may have important consequences to these portfolio companies and us as an investor. For example, the substantial indebtedness of a portfolio company could (i) limit its ability to borrow money for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes; (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; or (iv) subject it to restrictive financial and operating covenants, which may preclude it from favorable business activities or the financing of future operations or other capital needs.

A leveraged portfolio company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. In addition, a portfolio company with a leveraged capital structure will be subject to increased exposure to adverse economic factors, such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of that portfolio company or its industry. If a portfolio company is unable to generate sufficient cash flow to meet all of its obligations, it may take alternative measures (e.g., reduce or delay capital expenditures, sell assets, seek additional capital, or seek to restructure, extend or refinance indebtedness). These actions may negatively affect our investment in such a portfolio company.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our investments in secured loans may nonetheless expose us to losses from default and foreclosure.

While we invest in secured loans, they may nonetheless be exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. We cannot guarantee the adequacy of the protection of our interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, we cannot assure you that claims may not be asserted that might interfere with enforcement of our rights. In addition, in the event of any default under a secured loan held directly by us, we will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the secured loan, which could have a material adverse effect on our cash flow from operations.

In the event of a foreclosure, we may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to us. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Our investments in mezzanine debt and other junior securities are subordinate to senior indebtedness of the applicable company and are subject to greater risk.

The mezzanine debt and other junior investments in which we may invest are typically contractually or structurally subordinated to senior indebtedness of the applicable company, or effectively subordinated as a result of being unsecured debt and therefore subject to the prior repayment of secured indebtedness to the extent of the value of the assets pledged as security. In some cases, the subordinated debt held by us may be subject to the prior repayment of different classes of senior debt that may be in priority ahead of the debt held by us. In the event of financial difficulty on the part of a portfolio company, such class or classes of senior indebtedness ranking prior to the debt held by us, and interest thereon and related expenses, must first be repaid in full before any recovery may be had on our mezzanine debt or other subordinated investments. Subordinated investments are characterized by greater credit risks than those associated with the senior or senior secured obligations of the same issuer. In addition, under certain circumstances the holders of the senior indebtedness will have the right to block the payment of interest and principal on our mezzanine debt or other junior investment and to prevent us from pursuing its remedies on account of such non-payment against the issuer. Further, in the event of any debt restructuring or workout of the indebtedness of any issuer, the holders of the senior indebtedness will likely control the creditor side of such negotiations.

Many issuers of mezzanine debt or other junior securities are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of mezzanine debt or other junior securities may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Adverse changes in the financial condition of an issuer, general economic conditions, or both, may impair the ability of such issuer to make payments on the subordinated securities and result in defaults on such securities more quickly than in the case of the senior obligations of such issuer. Mezzanine debt and other junior securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Finally, the market values of certain of mezzanine debt and other junior securities may reflect individual corporate developments.

Our investments include Covenant-Lite Loans, which give us fewer rights and subject us to greater risk of loss than loans with financial maintenance covenants.

A significant number of high yield loans in the market, in particular the broadly syndicated loan market, consist of Covenant-Lite Loans, which are loans that do not require the borrower to maintain debt service or other financial ratios and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. A significant portion of the loans in which we may invest or get exposure to through its investments in CDOs or other types of structured securities are Covenant-Lite Loans and it is possible that such loans may comprise a majority of our portfolio from time to time. Ownership of Covenant-Lite Loans exposes us to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation, than is the case with loans that contain financial maintenance covenants. Generally, Covenant-Lite Loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in Covenant-Lite Loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Our prospective portfolio companies may prepay loans, which may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The terms of loans we acquire or originate may be subject to early prepayment options or similar provisions which, in each case, could result in us realizing repayments of such loans earlier than expected, sometimes with no or a nominal prepayment premium. This may happen when there is a decline in interest rates, when the portfolio company’s improved credit or operating or financial performance allows the refinancing of certain classes of debt with lower cost debt or when the general credit market conditions improve. Additionally, prepayments could negatively impact our ability to pay, or the amount of, distributions on our common stock, which could result in a decline in the market price of our shares. Our inability to reinvest such proceeds may materially affect the overall performance.

We invest in high yield debt, which has greater credit and liquidity risk than more highly rated debt obligations.

We invest in high yield debt, a substantial portion of which may be rated below investment-grade by one or more nationally recognized statistical rating organizations or is unrated but of comparable credit quality to obligations rated below investment-grade, and has greater credit and liquidity risk than more highly rated debt obligations. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflect a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities, and the market for high yield debt has recently experienced periods of volatility. The market values of certain of this high yield debt may reflect individual corporate developments.

Our investments in bank loans and financial institutions may be less liquid than our other investments and we may incur greater risk with respect to investments we acquire through assignments or participations of interests.

We may invest a portion of our investments in loans originated by banks and other financial institutions. The loans invested in by us may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading, which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, we may make investments in stressed or distressed bank loans, which are often less liquid than performing bank loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by us; (ii) leave us unable to timely vote, or otherwise act with respect to, loans we have agreed to purchase; (iii) delay us from realizing the proceeds of a sale of a loan; (iv) inhibit our ability to re-sell a loan that it has agreed to purchase if conditions change (leaving us more exposed to price fluctuations); (v) prevent us from timely collecting principal and interest payments; and (vi) expose us to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, we may hold cash, sell investments or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself and common-law fraud protections under applicable state law.

We may acquire interests in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, and not with the borrower. In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, we will assume the credit risk of both the borrower and the institution selling the participation. The bank loans acquired by us are likely to be below investment-grade.

We invest in structured products and such investments may involve significant risks.

We invest, to a limited extent, in structured products, which may include CDOs, CLOs (including the equity tranches thereof), structured notes, and credit-linked notes. These investment entities may be structured as trusts or other types of pooled investment vehicles. They may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. CDOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign senior loans, senior unsecured loans, and subordinate corporate loans. Generally, these are not qualified as eligible portfolio companies. Investments in the equity tranche or any similarly situated tranche of a structured product involve a greater degree of risk than investments in other tranches, and such investments will be the first to bear losses incurred by a structured product.

Our CLO investments are typically highly levered and subject to a higher degree of risk of total loss.

CLO vehicles that we invest in are typically very highly levered, and therefore, the junior debt and equity tranches that we invest in are subject to a higher degree of risk of total loss. We will generally have the right to receive payments only from the CLO vehicles, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. The failure by a CLO vehicle in which we invest to satisfy certain financial covenants, specifically those with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle failed those tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. If any of these occur, it could materially and adversely affect our operating results and cash flows.

In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. Our NAV may also decline over time if our principal recovery with respect to CLO equity investments is less than the price we paid for those investments.

Investments in structured vehicles, including equity and junior debt instruments issued by CLO vehicles, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying leveraged corporate loans held by a CLO vehicle may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we intend to invest, may be less liquid than many other types of securities and may be more volatile than the leveraged corporate loans underlying the CLO vehicles we intend to target. Fluctuations in interest rates may also cause payments on the tranches of CLO vehicles that we hold to be reduced, either temporarily or permanently.

The accounting and tax implications of such investments are complicated. In particular, reported earnings from the equity tranche investments of these CLO vehicles are recorded under generally accepted accounting principles based upon an effective yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO vehicle that ends within our fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity.

Interests we acquire in CLO vehicles will likely be thinly traded or have only a limited trading market and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities of CLO vehicles in which we may invest. Although a secondary market may exist for our investments in CLO vehicles, the market for our investments in CLO vehicles may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value.

We may be subject to lender liability and equitable subordination.

In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. Because of the nature of certain of our investments, we could be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of the other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because of the nature of certain of our investments, we could be subject to claims from creditors of an obligor that our investments issued by such obligor should be equitably subordinated. A significant number of our investments will involve investments in which we will not be the lead creditor. It is, accordingly, possible that lender liability or equitable subordination claims affecting our investments could arise without our direct involvement.

If we purchase debt securities of an affiliate of a portfolio company in the secondary market at a discount, (i) a court might require us to disgorge profit it realizes if the opportunity to purchase such securities at a discount should have been made available to the issuer of such securities or (ii) we might be prevented from enforcing such securities at their full face value if the issuer of such securities becomes bankrupt.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may decide to provide additional funds to such portfolio company, in order to:

•        increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

•        exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•        attempt to preserve or enhance the value of our investment.

There is no assurance that we will make follow-on investments or that we will have sufficient funds to make all or any of such investments. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are restricted by compliance with BDC requirements of the 1940 Act or the desire to maintain our qualification as a RIC. Any decision by us not to make follow-on investments or our inability to make such investments may have a substantial adverse effect on a portfolio company in need of such an investment. Additionally, a failure to make such investments may result in a lost opportunity for us to increase our participation in a successful portfolio company or the dilution of our ownership in a portfolio company if a third party invests in the portfolio company.

Our portfolio may include equity investments, which are subordinated to debt investments and are subject to additional risks.

We expect to make select equity investments in the common or preferred stock of a company, all of which are subordinated to debt investments. In addition, when we invest in first lien secured debt, second lien secured debt or subordinated debt, we may acquire warrants to purchase equity investments from time to time. Our goal is ultimately to dispose of these equity investments and realize gains upon our disposition of such interests. However, the equity investments we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity investments, and any gains that we do realize on the disposition of any equity investments may not be sufficient to offset any other losses we experience. In addition, many of the equity securities in which we invest may not pay dividends on a regular basis, if at all.

The lack of liquidity in our investments may adversely affect our businesses.

We may acquire a significant percentage of our portfolio company investments from privately held companies in directly negotiated transactions. The lack of an established, liquid secondary market for some of our investments may have an adverse effect on the market value of our investments and on our ability to dispose of them. Additionally, our investments may be subject to certain transfer restrictions that may also contribute to illiquidity. Further, our assets that are typically traded in a liquid market may become illiquid due to events relating to the issuer, market events, economic conditions or investor perceptions. Therefore, no assurance can be given that, if we are determined to dispose of a particular investment held by us, it could dispose of such investment at the prevailing market price.

Because we generally do not hold controlling equity interests in our portfolio companies, we generally will not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally intend to hold controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the potential lack of liquidity of the debt and equity investments that we hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our portfolio companies could incur debt that ranks equally with, or senior to, our investments in such companies and such portfolio companies could fail to generate sufficient cash flow to service their debt obligations to us.

The characterization of certain of our investments as senior debt or senior secured debt does not mean that such debt will necessarily be repaid in priority to all other obligations of the businesses in which we invest. Furthermore, debt and other liabilities incurred by non-guarantor subsidiaries of the borrowers of senior secured loans made by us may be structurally senior to the debt held by us. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, the debt and other liabilities of such subsidiaries could be repaid in full before any distribution can be made to an obligor of the senior secured loans held by us. Finally, portfolio companies will typically incur trade credit and other liabilities or indebtedness, which by their terms may provide that their holders are entitled to receive principal payments on or before the dates payments are due in respect of the senior secured loans held by us.

Where we hold a first lien to secure senior indebtedness, the portfolio companies may be permitted to issue other senior loans with liens that rank junior to the first liens granted to us. The intercreditor rights of the holders of such other junior lien debt may, in any liquidation, reorganization, insolvency, dissolution or bankruptcy of such a portfolio company, affect the recovery that we would have been able to achieve in the absence of such other debt.

Additionally, certain loans that we may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

Even where the senior loans held by us are secured by a perfected lien over a substantial portion of the assets of a portfolio company and its subsidiaries, the portfolio company and its subsidiaries will often be able to incur a substantial amount of additional indebtedness, which may have an exclusive lien over particular assets. For example, debt and other liabilities incurred by non-guarantor subsidiaries of portfolio companies will be structurally senior to the debt held by us. Accordingly, any such debt and other liabilities of such subsidiaries would, in the event of liquidation, dissolution, insolvency, reorganization or bankruptcy of such subsidiary, be repaid in full before any distributions to an obligor of the loans held by us. Furthermore, these other assets over which other lenders have a lien may be substantially more liquid or valuable than the assets over which we have a lien.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•        the ability to cause the commencement of enforcement proceedings against the collateral;

•        the ability to control the conduct of such proceedings;

•        the approval of amendments to collateral documents;

•        releases of liens on the collateral; and

•        waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on any such portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

We are subject to risks related to investments in non-U.S. securities.

Our portfolio includes debt securities of non-U.S. companies, including emerging market issuers, to the limited extent such transactions and investments would not cause us to violate the 1940 Act. Investing in loans and securities of non-U.S. issuers involves many risks including economic, social, political, financial, tax and security conditions in the non-U.S. market, potential inflationary economic environments, less liquid markets and regulation by foreign governments. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, with respect to certain countries, there is a possibility of expropriation, imposition of non-U.S. withholding or other taxes on distributions, interest, capital gains or other income, limitations on the removal of funds or other of our assets, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

Bankruptcy law and process in non-U.S. jurisdictions may differ substantially from that in the United States, which may result in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain, while other developing countries may have no bankruptcy laws enacted, adding further uncertainty to the process for reorganization.

We may be subject to risks if we engage in hedging transactions.

We are authorized to use various investment strategies to hedge interest rate or currency exchange risks. These strategies are generally accepted as portfolio management techniques and are regularly used by many investment funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. We may use any or all such types of interest rate hedging transactions and currency hedging transactions at any time and no particular strategy will dictate the use of one transaction rather than another. The choice of any particular interest rate hedging transactions and currency hedging transactions will be a function of numerous variables, including market conditions. Investments or liabilities of ours may be denominated in currencies other than the U.S. dollar, and hence the value of such investments, or the amount of such liabilities, will depend in part on the relative strength of the U.S. dollar. We may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned as well as the level of gains and losses realized on the sale of securities. The rates of exchange between the U.S. dollar and other currencies are affected by many factors, including forces of supply and demand in the foreign exchange markets. These rates are also affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. We are not obligated to engage in any currency hedging operations, and there can be no assurance as to the success of any hedging operations that we may implement.

Although we intend to engage in any interest rate hedging transactions and currency hedging transactions primarily for hedging purposes and not for income or enhancing total returns, use of interest rate hedging transactions and currency hedging transactions involves certain inherent risks. These risks include (i) the possibility that the market will move in a manner or direction that would have resulted in gain for us had an interest rate hedging transaction or currency hedging transaction not been utilized, in which case it would have been better had we not engaged in the interest rate hedging transaction or currency hedging transaction, (ii) the risk of imperfect correlation between the risk sought to be hedged and the interest rate hedging transaction or currency hedging transaction utilized, (iii) potential illiquidity for the hedging instrument utilized, which may make it difficult for us to close-out or unwind an interest rate hedging transaction or currency hedging transaction and (iv) credit risk with respect to the counterparty to the interest rate hedging transaction or currency hedging transaction. In addition, it might not be possible for us to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those loans and securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may also enter into certain hedging and short sale transactions for the purpose of protecting the market value of an investment of ours for a period of time without having to currently dispose of such investment. Such defensive hedge transactions may be entered into when we are legally restricted from selling an investment or when we otherwise determine that it is advisable to decrease our exposure to the risk of a decline in the market value of an investment. Such defensive hedging transactions may expose us to the counterparty’s credit risk. There also can be no assurance that we will accurately assess the risk of a market value decline with respect to an investment or enter into an appropriate defensive hedge transaction to protect against such risk. Furthermore, we are in no event obligated to enter into any defensive hedge transaction. We may from time to time employ various investment programs, including the use of derivatives, short sales, swap transactions, currency hedging transactions, securities lending agreements and repurchase agreements. There can be no assurance that any such investment program will be undertaken successfully.

We may invest in derivatives or other assets that expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

We may invest in derivatives and other assets that are subject to many of the same types of risks related to the use of leverage. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act regarding the ability of a BDC to use derivatives and other transactions that create future payment or delivery obligations. Under Rule 18f-4, BDCs that use derivatives are subject to a value-at-risk leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These requirements apply unless the BDC qualifies as a “limited derivatives user,” as defined under Rule 18f-4. Under Rule 18f-4, a BDC may enter into an unfunded commitment agreement (which may include delayed draw and revolving loans) that will not be deemed to be a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Collectively, these requirements may limit our ability to use derivatives and/or enter into certain other financial contracts.

We have adopted updated policies and procedures in compliance with Rule 18f-4. We expect to qualify as a “limited derivatives user.” Future legislation or rules may modify how we treat derivatives and other financial arrangements for purposes of our compliance with the leverage limitations of the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to us under the 1940 Act, which may be materially adverse to us and our stockholders.

Our investments in OID and PIK interest income may expose us to risks associated with such income being required to be included in accounting income and taxable income prior to receipt of cash.

Our investments may include original issue discount, or “OID”, and PIK instruments. To the extent OID and PIK interest income constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in an accounting income and taxable income prior to receipt of cash, including the following:

•        OID instruments and PIK securities may have unreliable valuations because the accretion of OID as interest income and the continuing accruals of PIK securities require judgments about their collectability and the collectability of deferred payments and the value of any associated collateral.

•        OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

•        For accounting purposes, cash distributions to stockholders that include a component of accreted OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of accreted OID income may come from the cash invested by the stockholders, the 1940 Act does not require that stockholders be given notice of this fact.

•        The higher interest rates on PIK securities reflects the payment deferral and increased credit risk associated with such instruments and PIK securities generally represent a significantly higher credit risk than coupon loans.

•        The presence of accreted OID income and PIK interest income create the risk of non-refundable cash payments to the Investment Advisor in the form of incentive fees on income that will be payable subsequent to this offering based on non-cash accreted OID income and PIK interest income accruals that may never be realized.

•        Even if accounting conditions are met, borrowers on such securities could still default when our actual collection is expected to occur at the maturity of the obligation.

•        PIK interest has the effect of generating investment income and increasing the incentive fees that will be payable subsequent to this offering at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

•        Market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash.

•        The required recognition of OID, including PIK, interest for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of our taxable income that must, nevertheless, be distributed in cash to investors to avoid us being subject to corporate level taxation.

Federal Income Tax and Other Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

In order to qualify and be subject to tax as a RIC under the Code, we must be a BDC at all times during each taxable year and meet certain source-of-income, asset diversification and distribution requirements. If we do not maintain our status as a BDC, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. The distribution requirement for a RIC is satisfied if we distribute dividends in respect of each taxable year of an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, to our stockholders. We are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to enable us to be subject to tax as a RIC. If we are unable to obtain cash from other sources, we may fail to be subject to tax as a RIC and, thus, may be subject to corporate-level income tax. To qualify to be subject to tax as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to satisfy these requirements. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify to be subject to tax as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to our stockholders and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accretion of OID. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement in a given taxable year to distribute at least 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, as dividends to our stockholders in order to be subject to tax as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to be subject to tax as a RIC and thus be subject to corporate-level income tax.

We may be required to withhold U.S. federal income tax on distributions to non-U.S. stockholders.

Distributions by a BDC generally are treated as dividends for U.S. tax purposes, and will be subject to U.S. income or withholding tax unless the stockholder receiving the dividend qualifies for an exemption from U.S. tax, or the distribution is subject to one of the special look-through rules described below. Distributions paid out of net capital gains can qualify for a reduced rate of taxation in the hands of an individual U.S. stockholder, and an exemption from U.S. tax in the hands of a non-U.S. stockholder.

However, if reported by a RIC, dividend distributions by the RIC derived from certain interest income (such distributions, “interest-related dividends”) and certain net short-term capital gains (such distributions, “short-term capital gain dividends”) generally are exempt from U.S. withholding tax otherwise imposed on non-U.S. stockholders. Interest-related dividends are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain interest and OID on obligations “in registered form” as well as interest on bank deposits earned by a RIC, less allocable deductions) from sources within the United States. Short-term capital gain dividends are dividends that are attributable to net short-term capital gains, other than short-term capital gains recognized on the disposition of U.S. real property interests, earned by a RIC. However, no assurance can be given as to whether any of our distributions will be eligible for this exemption from U.S. withholding tax or, if eligible, will be reported as such by us. Furthermore, in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we reported the payment as an interest-related dividend or short-term capital gain dividend. Since our common stock will be subject to significant transfer restrictions, and an investment in our common stock will generally be illiquid, non-U.S. stockholders whose distributions on our common stock are subject to U.S. withholding tax may not be able to transfer their shares of our common stock easily or quickly or at all.

A failure of any portion of our distributions to qualify for the exemption for interest-related dividends or short-term capital gain dividends would not affect the treatment of non-U.S. stockholders that qualify for an exemption from U.S. withholding tax on dividends by reason of their special status (for example, foreign government-related entities and certain pension funds resident in favorable treaty jurisdictions).

Our business may be adversely affected if we fail to maintain our qualification as a RIC.

To maintain RIC tax treatment under the Code, we must be a BDC at all times during each taxable year and meet the following minimum annual distribution, income source and asset diversification requirements. The minimum annual distribution requirement for a RIC will be satisfied if we distribute dividends to our stockholders in respect of each taxable year of an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid. In this regard, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. We would be taxed, at regular corporate rates, on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement with respect to each calendar year in order to avoid a 4% excise tax on the amount of any under-distribution. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or chose or be required to retain a portion of our taxable income or gains, we could (1) be required to pay excise tax and (2) fail to qualify for RIC tax treatment, and thus become subject to corporate-level income tax on our taxable income (including gains).

The income source requirement will be satisfied if we obtain at least 90% of our gross income each taxable year from dividends, interest, gains from the sale of stock or securities, or other income derived from the business of investing in stock or securities. The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets at the close of each quarter of each taxable year must consist of cash, cash equivalents (including receivables), U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because a significant portion of our investments will be in private companies, and therefore may be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We also may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding, and value added taxes). If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC and certain limitations under Maryland law, we may be limited in our ability to make distributions. In addition, if we violate certain covenants under our credit facilities, or any future credit or other borrowing facility, our ability to pay distributions to our stockholders could be limited because we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder.

Furthermore, the tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a stockholder’s tax basis in the shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from the proceeds of the sale of shares of our common stock or from borrowings in anticipation of future cash flow, which could constitute a return of stockholders’ capital and will lower such stockholders’ tax basis in our shares, which may result in increased tax liability to stockholders when they sell such shares.

General Risk Factors

Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and our business.

The U.S. and global capital markets have, from time to time, experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future.

We may in the future have difficulty accessing debt and equity capital markets, and a severe disruption in the global financial markets, deterioration in credit and financing conditions, uncertainty between the United States and other countries with respect to trade policies, or uncertainty regarding U.S. government spending and deficit levels or other global economic and political conditions, including future recessions, political instability, geopolitical turmoil and foreign hostilities, and disease, pandemics and other serious health events, could have a material adverse effect on our business, financial condition and results of operations.

Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.

Certain of our portfolio companies are in industries that may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on our loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net increase (decrease) in net assets resulting from operations.

Events outside of our control, including public health crises, could negatively affect our portfolio companies, our Investment Advisor and the results of our operations.

Periods of market volatility could continue to occur in response to pandemics or other events outside of our control. We, the Investment Advisor, and the portfolio companies in which we invest in could be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, acts of war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, etc.). Some force majeure events could adversely affect the ability of a party (including us, the Investment Advisor, a portfolio company or a counterparty to us, the Investment Advisor, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event or could lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, damage property, cause personal injury or loss of life, or instigate disruptions of service. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact us, the Investment Advisor, or our portfolio companies, as applicable, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and maintenance expenses, or any replacements or rehabilitation of property. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects.

In addition, certain force majeure events (such as events of war or an outbreak of an infectious disease, such as the global outbreak of COVID-19) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which we invest or in which our portfolio companies operate. Such force majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited, or limitations on, the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more portfolio companies or its assets, could result in a loss to us, including if the investment in such portfolio companies is canceled, unwound or acquired (which could result in inadequate compensation). Any of the foregoing could therefore have an adverse effect on our business and results of operations.

Global economic, political and market conditions, including downgrades of the U.S. credit rating, may adversely affect our business, results of operations and financial condition.

The current global financial market situation, as well as various social and political tensions in the United States and around the world (including the bilateral relationship between the U.S. and China and the conflict between Russia and Ukraine), may contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets and may cause economic uncertainties or deterioration in the U.S. and worldwide. The impact of downgrades by rating agencies to the U.S. government’s sovereign credit rating or its perceived creditworthiness as well as potential government shutdowns and uncertainty surrounding transfers of power could adversely affect the U.S. and global financial markets and economic conditions.

The Russian invasion of Ukraine may have a material adverse impact on us and our portfolio companies.

The conflict between Russia and Ukraine could lead to disruption, instability and volatility in global markets, economies and industries that could negatively impact our business, results of operations and financial condition. The conflict has already resulted in significant volatility in certain equity, debt and currency markets, material increases in certain commodity prices, and economic uncertainty. The conflict may escalate and its resolution is unclear. The U.S. government and other governments have imposed severe sanctions against Russia and Russian interests and threatened additional sanctions and controls. Sanctions and export control laws and regulations are complex, frequently changing, and increasing in number, and they may impose additional legal compliance costs or business risks associated with our operations.

New or modified laws or regulations governing our operations could adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

Recent strain on the banking system may adversely impact us.

The financial markets recently have encountered volatility associated with concerns about the balance sheets of banks, especially small and regional banks who may have significant losses associated with investments that make it difficult to fund demands to withdraw deposits and other liquidity needs. Although the federal government has announced measures to assist these banks and protect depositors, some banks have already been impacted and others may be materially and adversely impacted. A significant adverse development with one or more national or regional banks, financial institutions or other participants in the financial or capital markets may spread to others and lead to significant concentrated or market-wide problems (such as defaults, liquidity problems, impairment charges, additional bank runs and/or losses) for other participants in these markets. Future developments, including actions taken by the U.S. Department of Treasury, Federal Deposit Insurance Corporation (“FDIC”) and Federal Reserve Board, and systemic risk in the U.S. and global banking sectors and broader economies in general, are difficult to assess and quantify, and the form and magnitude of such developments or other actions could have an adverse effect on our business, financial condition and results of operations.

For example, in response to the rapidly declining financial condition of regional banks Silicon Valley Bank (“SVB”) and Signature Bank (“Signature”), the California Department of Financial Protection and Innovation (the “CDFPI”) and the New York State Department of Financial Services (the “NYSDFS”) closed SVB and Signature on March 10, 2023 and March 12, 2023, respectively, and the FDIC was appointed as receiver for SVB and Signature. Although the U.S. Department of the Treasury, the Federal Reserve and the FDIC have taken measures to stabilize the financial system, uncertainty and liquidity concerns in the broader financial services industry remain. Additionally, should there be additional systemic pressure on the financial system and capital markets, we cannot assure you of the response of any government or regulator, and any response may not be as favorable to industry participants as the measures currently being pursued. In addition, highly publicized issues related to the U.S. and global capital markets in the past have led to significant and widespread investor concerns over the integrity of the capital markets. The situation related to SVB and Signature could in the future lead to further rules and regulations for public companies, banks, financial institutions and other participants in the U.S. and global capital markets, and complying with the requirements of any such rules or regulations may be burdensome. Even if not adopted, evaluating and responding to any such proposed rules or regulations could results in increased costs and require significant attention from the Investment Advisor.

Risks Relating to this Offering and Our Common Stock

Investing in our common stock involves an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Therefore, an investment in shares of our common stock may not be suitable for someone with lower risk tolerance. In addition, our common stock is intended for long-term investors who can accept the risks of investing primarily in illiquid loans and other debt or debt-like instruments and should not be treated as a trading vehicle.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•        significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•        price and volume fluctuations in the overall stock market from time to time;

•        the inclusion or exclusion of our stock from certain indices;

•        changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•        any loss of RIC or BDC status;

•        changes in earnings or perceived changes or variations in operating results;

•        changes or perceived changes in the value of our portfolio of investments;

•        changes in accounting guidelines governing valuation of our investments;

•        any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•        the inability of our Investment Advisor to employ additional experienced investment professionals or the departure of any of our Investment Advisor’s key personnel;

•        short-selling pressure with respect to shares of our common stock or BDCs generally;

•        future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•        uncertainty surrounding the strength of the U.S. economy;

•        operating performance of companies comparable to us;

•        general economic trends and other external factors; and

•        loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. In addition, we cannot predict the prices at which our common stock will trade, whether at, above or below NAV. The offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after this offering. Shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV, and our common stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline and may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. We cannot predict whether our common stock will trade at, above or below NAV. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its NAV, we will generally not be able to sell additional shares of our common stock to the public at its market price without, among other things, the requisite stockholders approve such a sale.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Assuming we issue 5,450,000 shares of common stock in this offering, we will have 32,552,794 shares of common stock outstanding (or 33,370,294 shares of common stock if the underwriters’ over-allotment option is fully exercised). Following this offering and the expiration of applicable lock-up periods, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Purchases of shares of our common stock by us under our open market repurchase program, including the Company Rule 10b5-1 Stock Repurchase Plan, and by PSCM, including through the PSCM Rule 10b5-1 Stock Purchase Plan, may result in the price of shares of our common stock being higher than the price that otherwise might exist in the open market.

Our Board authorized us to repurchase shares of our common stock through an open-market share repurchase program for up to $20 million in the aggregate of shares of our common stock through 12 months from the date of this prospectus. Pursuant to such authorization and concurrently with the closing of this offering, we intend to enter into the Company Rule 10b5-1 Stock Repurchase Plan to acquire up to $15 million in the aggregate of shares of our common stock, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. In addition, PSCM will purchase up to $5 million in the aggregate of shares of our common stock in the open market within one year of the date of this offering. Concurrently with the closing of this offering, PSCM intends to enter the PSCM Rule 10b5-1 Stock Purchase Plan to permit the purchase of up to $2.5 million of our shares of common stock in connection with its purchase commitment. These activities may have the effect of maintaining the market price of shares our common stock or retarding a decline in the market price of the shares of our common stock, and, as a result, the price of our shares of common stock may be higher than the price that otherwise might exist in the open market.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms more favorable to the holders of preferred stock than to our common stockholders could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any distributions or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the 1940 Act, participating preferred stock and preferred stock constitutes a “senior security” for purposes of the asset coverage test.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control or the removal of our directors. We are subject to Subtitle 6 of Title 3 of the Maryland General Corporate Law, the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our Board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. We are subject to Subtitle 7 of Title 3 of the Maryland General Corporate Law, the Maryland Control Share Acquisition Act. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer. We intend to give the SEC prior notice should our Board elect to amend our bylaws to repeal the exemption from the Control Share Acquisition Act.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board in three classes serving staggered three-year terms, and provisions of our charter authorizing our Board to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial known and unknown risks, uncertainties and other factors. Undue reliance should not be placed on such statements. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our current and prospective portfolio investments, our industry, our beliefs and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including:

•        our future operating results;

•        our business prospects and the prospects of our portfolio companies;

•        changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including the liquidity of certain banks;

•        uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China, and the war between Russia and Ukraine;

•        the impact of fluctuations in interest rates and foreign exchange rates on our business and our portfolio companies;

•        rising levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest;

•        the ability of the Investment Advisor to locate suitable investments for us and to monitor and administer our investments;

•        the ability of the Investment Advisor and its affiliates to attract and retain highly talented professionals;

•        risk associated with possible disruptions in our operations or the economy generally, including a possible slowdown in the economy and risk of recession;

•        the timing of cash flows, if any, from the operations of the companies in which we invest;

•        the ability of the companies in which we invest to achieve their objectives;

•        our ability to continue to effectively manage our business due to the disruptions caused by global political and economic instability;

•        the dependence of our future success on the general economy and its effect on the industries in which we invest;

•        our ability to maintain our qualification as a BDC and as a RIC under the Code;

•        the use of borrowed money to finance a portion of our investments;

•        the adequacy, availability and pricing of our financing sources and working capital;

•        actual or potential conflicts of interest with the Investment Advisor and its affiliates;

•        our contractual arrangements and relationships with third parties;

•        loss of key personnel, and the illiquid nature of our investments; and

•        the risks, uncertainties and other factors we identify elsewhere in this prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of the assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the section entitled “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements. Because we are a BDC, the forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Sections 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of shares of our common stock in this offering will be approximately $89,652,500 (or approximately $103,100,375 if the underwriters exercise in full their over-allotment option), based on an offering price of $16.45 per share.

We intend to use substantially all of the net proceeds from a sale of our securities in this offering to make investments in accordance with our investment objectives and strategies. Based on prevailing market conditions, we expect to invest the net proceeds from this offering within three months. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objectives and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment.

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by the Board. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a RIC under Subchapter M of the Code. To obtain and maintain RIC tax treatment, among other things, we must distribute dividends to our stockholders in respect of each taxable year of an amount at least equal to 90% of the sum of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses (“investment company taxable income”), determined without regard to any deduction for dividends paid. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute dividends to our stockholders in respect of each calendar year of an amount at least equal to the sum of: (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for such calendar year; (2) 98.2% of our capital gains in excess of capital losses (“capital gain net income”), adjusted for certain ordinary losses, generally for the one-year period ending on October 31 of such calendar year; and (3) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax. Under certain applicable provisions of the Code and U.S. Treasury regulations, distributions payable in cash or in shares of stock at the election of the stockholders are treated as taxable dividends. The Internal Revenue Service has published guidance in the context of publicly offered RICs indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under this guidance, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). If we decide to make any distributions consistent with this guidance that are payable in part in stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, shares of our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the value of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, the Company may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock.

For these excise tax purposes, we will be deemed to have distributed any net ordinary taxable income or capital gain net income on which we have paid U.S. federal income tax. Depending on the level of taxable income earned in a calendar year, we may choose to carry forward taxable income for distribution in the following calendar year, and pay any applicable U.S. federal excise tax. We cannot assure you that we will achieve results that will permit the payment of cash distributions.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

We have adopted a dividend reinvestment plan that will provide for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board authorizes, and we declare, a cash dividend or other distribution, then stockholders who do not “opt out” of our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions.

The following table summarizes our dividends declared and payable since inception through December 31, 2023:

Declaration Date	Record Date	Per Share	Payment Date	Total Distributions Declared
5/12/2020	5/12/2020	$0.040	5/14/2020	$488,608
8/17/2020	8/17/2020	0.270	8/18/2020	3,325,960
11/16/2020	11/16/2020	0.360	11/17/2020	4,472,622
12/29/2020	12/31/2020	0.310	1/19/2021	3,894,469
5/13/2021	5/18/2021	0.310	5/19/2021	4,050,180
8/12/2021	8/17/2021	0.250	8/18/2021	3,738,707
11/12/2021	11/16/2021	0.170	11/17/2021	3,713,626
12/30/2021	12/31/2021	0.653	1/19/2022	14,449,980
5/12/2022	5/17/2022	0.370	5/18/2022	8,439,969
8/11/2022	8/16/2022	0.440	8/17/2022	10,147,434
11/10/2022	11/15/2022	0.440	11/16/2022	10,284,466
12/30/2022	12/30/2022	0.640	1/17/2023	15,183,248
5/16/2023	5/17/2023	0.520	5/18/2023	13,183,368
8/14/2023	8/15/2023	0.540	8/16/2023	13,928,820
9/29/2023	9/29/2023	0.560	10/17/2023	14,678,378
12/20/2023	12/21/2023	0.535	12/22/2023	14,277,719
				$138,257,554

The federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full year.

CAPITALIZATION

The following table sets forth:

•        Our actual capitalization as of September 30, 2023; and

•        Our pro forma capitalization as of September 30, 2023 as adjusted to reflect (a) the sale of 5,450,000 shares of our common stock in this offering (assuming no exercise of the underwriters’ over-allotment option) at an assumed public offering price of $16.45 per share; and (b) the application of the net proceeds of this offering as described under “Use of Proceeds.”

	Palmer Square Capital BDC Inc.
	September 30, 2023	Pro Forma
	(Unaudited)
Assets:
Investments, at fair value	$1,104,712,587	$1,104,712,587
Cash and cash equivalents	3,410,607	93,063,107	(1)
Other assets	16,680,017	16,680,017
Total assets	$1,124,803,211	$1,214,455,711

Liabilities:
Credit facilities	$632,548,824	$632,548,824
Other liabilities	45,394,793	45,394,793
Total liabilities	$677,943,617	$677,943,617

Net Assets:
Preferred stock, $0.001 par value per share, 50,000,000 shares authorized, none issued and outstanding as of September 30, 2023, none issued and outstanding pro forma	$—	$—
Common stock, par value $0.001 per share, 450,000,000 shares authorized, 26,665,813 shares issued and outstanding as of September 30, 2023, 32,115,813 shares issued and outstanding pro forma	26,666	32,116
Paid-in capital in excess of par	513,243,603	602,890,653
Total distributable earnings (accumulated deficit)	(66,410,675)	(66,410,675)
Total Net Assets	446,859,594	536,512,094
NAV per share	$16.76	$16.71	(2)

____________

(1)      Based on prevailing market conditions, we expect to invest the net proceeds from this offering within three months. Until we are able to find investment opportunities that are consistent with our investment objectives and strategies, we intend to invest the net proceeds of this offering primarily in cash and cash equivalents. See “Use of Proceeds”.

(2)      The NAV per share of our common stock as of November 30, 2023 was $16.98. After giving effect to the $0.535 per share distribution paid on December 22, 2023, our NAV per share of our common stock as of November 30, 2023 would have been $16.45. Assuming an initial offering price of $16.45 per share, purchasers in this offering will not experience any immediate dilution based on our adjusted NAV per share of $16.45 as of November 30, 2023.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following analysis of our financial condition and results of operations in conjunction with the financial statements and the related notes to the financial statements appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are a financial services company that primarily lends to and invests in corporate debt securities of companies, including small to large private U.S. companies. We were organized as a Maryland corporation on August 26, 2019 and are structured as an externally managed, non-diversified closed-end management investment company. We have elected to be regulated as a BDC under the 1940 Act. Beginning with our taxable year ended December 31, 2020, we have elected to be treated as a RIC, under Subchapter M of the Code, and we expect to qualify as a RIC annually.

We are externally managed by the Investment Advisor, an investment adviser that is registered under the Advisers Act, pursuant to the Advisory Agreement. Subject to the supervision of our Board, a majority of which is made up of independent directors, our Investment Advisor manages our day-to-day operations and provides us with investment advisory and management services and certain administrative services. The Investment Advisor, in its capacity as Administrator, provides the administrative services necessary for us to operate pursuant to the Administration Agreement. The Administrator has entered into the Sub-Administration Agreement to delegate certain administrative functions to the Sub-Administrator. Our Investment Advisor is a majority-owned subsidiary of PSCM, which is a privately-held firm specializing in global alternative (non-traditional) investments with a total return orientation.

Our investment objective is to maximize total return, comprised of current income and capital appreciation. However, no assurance can be given that our investment objective will be achieved, and investment results may vary substantially on a monthly, quarterly and annual basis. Our current investment focus is guided by two strategies that facilitate our investment opportunities and core competencies: (1) investing in corporate debt securities and, to a lesser extent, (2) investing in CLO structured credit funds that typically own corporate debt securities, including the equity and junior debt tranches of CLOs. We seek to invest in credit and other assets that the Investment Advisor believes have strong structural protections, limited downside, and low long-term beta, or volatility, in comparison to systemic risk within the broader credit and equity markets. A significant portion of the loans in which we may invest or obtain exposure to through our investments in structured securities may be deemed “Covenant-Lite Loans,” which means the loans contain fewer or no maintenance covenants compared to other loans and do not include terms which allow the lender to declare a default if certain covenants are breached.

Revenues

We generate revenue primarily in the form of interest and fee income on debt investments we hold and capital gains, if any, on investments. Our debt investments generally bear interest at a floating rate usually determined on the basis of a benchmark. Interest on debt securities is generally payable quarterly or semi-annually. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments is expected to fluctuate significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. We may also generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees.

Expenses

Our primary operating expenses include the payment of fees to the Investment Advisor under the Advisory Agreement, our allocable portion of overhead and rental expenses under the Administration Agreement and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

•        interest expense and other costs associated with our indebtedness;

•        the cost of calculating our NAV, including the cost of any third-party valuation services;

•        the cost of effecting sales and repurchases of shares of our common stock and other securities;

•        fees payable to third parties relating to making investments, including our Investment Advisor’s or its affiliates’ travel expenses, research costs and out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•        transfer agent and custodial fees;

•        operating costs incurred prior to the commencement of our operations;

•        out-of-pocket fees and expenses associated with marketing efforts;

•        federal and state registration fees and any stock exchange listing fees;

•        U.S. federal, state and local taxes;

•        independent directors’ fees and expenses;

•        brokerage commissions and markups;

•        fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•        direct costs, such as printing, mailing, long distance telephone and staff;

•        fees and expenses associated with independent audits and outside legal costs;

•        costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•        other expenses incurred by the Administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion (subject to the review and approval of our Board) of overhead, including rental expenses.

Portfolio and Investment Activity

As of September 30, 2023, our weighted average total yield to maturity of debt and income producing securities at fair value was 11.27%, and our weighted average total yield to maturity of debt and income producing securities at amortized cost was 9.67%.

As of December 31, 2022, our weighted average total yield to maturity of debt and income producing securities at fair value was 11.47%, and our weighted average total yield to maturity of debt and income producing securities at amortized cost was 8.70%.

As of December 31, 2021, our weighted average total yield to maturity of debt and income producing securities at fair value was 5.77%, and our weighted average total yield to maturity of debt and income producing securities at amortized cost was 5.91%.

As of September 30, 2023, we had 219 debt and equity investments in 184 portfolio companies with an aggregate fair value of approximately $1.0 billion.

As of December 31, 2022, we had 204 debt and equity investments in 176 portfolio companies with an aggregate fair value of approximately $966.9 million.

As of December 31, 2021, we had 240 debt and private investments in 212 portfolio companies with an aggregate fair value of approximately $1.1 billion.

Our investment activity for the three and nine months ended September 30, 2023 and September 30, 2022 is presented below (information presented herein is at amortized cost unless otherwise indicated).

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
New investments:
Gross investments	$78,271,670	$6,265,144	$188,402,217	$227,650,962
Less: sold investments	(58,480,713)	(53,923,739)	(194,434,792)	(258,148,610)
Total new investments	19,790,957	(47,658,595)	(6,032,575)	(30,497,648)

Principal amount of investments funded:
First-lien senior secured debt investments	$74,412,920	$6,265,144	$184,543,467	$195,933,304
Second-lien senior secured debt investments	3,858,750	—	3,858,750	19,102,118
Convertible bonds	—	—	—	3,728,289
CLO Equity	—	—	—	8,887,251
Total principal amount of investments funded	78,271,670	6,265,144	188,402,217	227,650,962

Principal amount of investments sold or repaid:
First-lien senior secured debt investments	57,657,965	46,586,869	184,842,717	237,007,225
Second-lien senior secured debt investments	13,549	2,495,938	5,013,549	11,930,854
Corporate Bonds	—	(809)	—	999,911
Convertible bonds	—	3,751,313	—	4,750,262
CLO Equity	809,199	897,842	1,699,051	1,903,654
Collateralized securities and structured products – debt	—	(23,079)	2,879,475	1,341,039
Common Stock	—	215,665	—	215,665
Total principal amount of investments sold or repaid	58,480,713	53,923,739	194,434,792	258,148,610

Our investment activity for the three and nine months ended September 30, 2023 and September 30, 2022 is presented below (information presented herein is at Par unless otherwise indicated). New investment commitment refers to long-term funded commitments in new securities made during the period that remained outstanding as of September 30, 2023 and September 30, 2022, respectively.

	For the Three Months Ended September 30		For the Nine Months Ended September 30
	2023	2022	2023	2022
Number of new investment commitments	20	1	45	32
Average new investment commitment amount	$2,889,085	$339,003	$3,517,770	$4,785,982
Weighted average maturity for new investment commitments	5.61 years	5.75 years	4.91 years	6.30 years
Percentage of new debt investment commitments at floating rates	100.00%	100.00%	100.00%	100.00%
Percentage of new debt investment commitments at fixed rates	0.00%	0.00%	0.00%	0.00%
Weighted average interest rate of new investment commitments(1)	10.00%	6.80%	10.24%	7.92%
Weighted average spread over reference rate of new floating rate investment commitments(2)	4.57%	3.75%	4.82%	4.91%
Weighted average interest rate on long-term investments sold or paid down	10.15%	5.88%	9.49%	4.94%

____________

(1)      For the three and nine months ended September 30, 2023 and September 30, 2022, new CLO equity investments do not have an ascribed interest rate, and are therefore excluded from the calculation.

(2)      Variable rate loans bear interest at a rate that may be determined by reference to either a) LIBOR (which can include one-, two-, three- or six-month LIBOR) or b) the CME Term SOFR (which can include one-, three-, or six-month SOFR), which resets periodically based on the terms of the loan agreement. At the borrower’s option, loans may instead reference an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), which also resets periodically based on the terms of the loan agreements. Loans that reference SOFR may include a Credit Spread Adjustment (“CSA”), where the CSA is a defined additional spread amount based on the tenor of SOFR the borrower selects (making the reference rate S+CSA).

Our investment activity for the years ended December 31, 2022 and December 31, 2021 is presented below (information presented herein is at amortized cost unless otherwise indicated).

	For the Year Ended
	December 31, 2022	December 31, 2021
New investments:
Gross investments	$278,951,054	$926,351,937
Less: sold investments	(314,355,643)	(401,760,802)
Total new investments	(35,404,589)	524,591,135

Principal amount of investments funded:
First-lien senior secured debt investments	$247,233,397	$829,591,637
Second-lien senior secured debt investments	19,102,118	57,492,916
Corporate bonds	—	2,883,300
Convertible bonds	3,728,288	1,025,000
Collateralized securities and structured products – debt	—	14,757,907
CLO Equity	8,887,251	20,101,177
Common stock	—	500,000
Total principal amount of investments funded	278,951,054	926,351,937

Principal amount of investments sold or repaid:
First-lien senior secured debt investments	292,852,517	380,386,061
Second-lien senior secured debt investments	11,938,325	12,583,308
Corporate Bonds	987,500	—
Convertible bonds	4,504,808	3,026
CLO Equity	1,976,080	—
Collateralized securities and structured products – debt	1,501,875	8,788,407
Common Stock	594,538	—
Total principal amount of investments sold or repaid	314,355,643	401,760,802

Our investment activity for the years ended December 31, 2022 and December 31, 2021 is presented below (information presented herein is at Par unless otherwise indicated). New investment commitments refer to funded commitments in new securities made during the year that remained outstanding as of December 31, 2022 and December 31, 2021, respectively.

	For the Year Ended
	December 31, 2022	December 31, 2021
Number of new investment commitments	38	155
Average new investment commitment amount	$4,784,093	$4,521,355
Weighted average maturity for new investment commitments	5.95 years	5.85 years
Percentage of new debt investment commitments at floating rates	100.00%	99.42%
Percentage of new debt investment commitments at fixed rates	0.00%	0.58%
Weighted average interest rate of new investment commitments(1)	9.17%	4.80%
Weighted average spread over reference rate of new floating rate investment commitments(2)	4.80%	4.39%
Weighted average interest rate on investment sold or paid down	5.45%	4.40%

____________

(1)      New CLO equity investments do not have an ascribed interest rate, and are therefore excluded from the calculation.

(2)      Variable rate loans bear interest at a rate that may be determined by reference to either a) LIBOR (which can include one-, two-, three- or six-month LIBOR) or b) the CME Term SOFR (which can include one-, three-, or six-month SOFR), which resets periodically based on the terms of the loan agreement. At the borrower’s option, loans may instead reference an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), which also resets periodically based on the terms of the loan agreements. Loans that reference SOFR may include a Credit Spread Adjustment (“CSA”), where the CSA is a defined additional spread amount based on the tenor of SOFR the borrower selects (making the reference rate S+CSA).

As of September 30, 2023, December 31, 2022 and December 31, 2021, our investments consisted of the following:

	September 30, 2023		December 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt	$949,869,794	$911,347,313	$951,753,250	$870,880,344	$1,003,839,402	$1,007,407,474
Second-lien senior secured debt	70,433,687	59,233,392	71,513,263	58,118,340	64,317,453	64,658,512
Corporate Bonds	1,887,129	1,396,500	1,884,529	1,332,888	2,883,596	2,947,571
Convertible Bond	—	—	—	—	1,021,974	942,069
CLO Mezzanine	14,847,605	13,383,755	17,589,330	14,732,721	18,907,287	19,105,394
CLO Equity	25,313,296	19,811,333	27,012,348	21,800,224	20,101,177	20,253,800
Equity	—	—	—	—	500,000	800,000
Short-term investments	99,540,294	99,540,294	50,347,215	50,347,215	78,142,764	78,142,764
Total Investments	$1,161,891,805	$1,104,712,587	$1,120,099,935	$1,017,211,732	$1,189,713,653	$1,194,257,584

The table below describes investments by industry composition based on fair value as of September 30, 2023, December 31, 2022 and December 31, 2021:

	September 30, 2023	December 31, 2022	December 31, 2021
Software	12.0%	12.9%	10.2%
Healthcare Providers and Services	9.7%	9.9%	10.8%
Cash and cash equivalents	9.0%	4.9%	6.5%
IT Services	7.4%	8.4%	9.4%
Professional Services	6.4%	5.9%	6.4%
Insurance	5.8%	5.8%	5.7%
Hotels, Restaurants and Leisure	4.2%	3.9%	3.5%
Media	3.7%	3.2%	3.9%
Independent Power and Renewable Electricity Producers	3.5%	2.8%	3.1%
Diversified Financial Services	2.9%	2.6%	1.8%
Building Products	2.9%	3.7%	3.0%
Construction and Engineering	2.6%	2.5%	1.7%
Chemicals	2.6%	3.3%	2.2%
Structured Subordinated Note	1.8%	2.1%	1.7%
Auto Components	1.7%	1.9%	1.5%
Aerospace and Defense	1.7%	2.5%	0.9%
Commercial Services and Supplies	1.6%	1.3%	1.5%
Containers and Packaging	1.6%	1.5%	1.8%
Diversified Consumer Services	1.6%	1.6%	0.8%
Electronic Equipment, Instruments and Components	1.5%	1.2%	1.1%
Internet Software and Services	1.3%	1.1%	1.3%
Food Products	1.3%	1.3%	1.1%
Energy Equipment and Services	1.3%	0.6%	—%
Structured Note	1.2%	1.4%	1.6%
Metals and Mining	1.2%	2.0%	1.5%
Machinery	1.1%	0.6%	0.3%
Healthcare Technology	1.0%	2.1%	2.1%
Oil, Gas and Consumable Fuels	0.9%	1.7%	3.0%
Healthcare Equipment and Supplies	0.8%	0.9%	2.0%
Industrial Conglomerates	0.7%	0.4%	0.8%

	September 30, 2023	December 31, 2022	December 31, 2021
Specialty Retail	0.6%	1.3%	1.2%
Real Estate Management and Development	0.6%	0.6%	0.6%
Wireless Telecommunication Services	0.6%	0.6%	0.6%
Pharmaceuticals	0.6%	0.6%	0.8%
Diversified Telecommunication Services	0.6%	0.3%	1.4%
Electrical Equipment	0.5%	0.5%	0.6%
Road and Rail	0.5%	0.5%	0.6%
Household Durables	0.4%	0.3%	0.4%
Technology Hardware, Storage and Peripherals	0.3%	0.4%	0.5%
Transportation	0.3%	—%	—%
Textiles, Apparel and Luxury Goods	—%	0.1%	0.1%
Airlines	—%	0.8%	1.3%
Leisure Products	—%	—%	0.4%
Electric Utilities	—%	—%	0.3%
Total	100.0%	100.0%	100.0%

The table below shows the weighted average yields and interest rate of our debt investments at fair value as of September 30, 2023, December 31, 2022 and December 31, 2021:

	September 30, 2023	December 31, 2022	December 31, 2021
Weighted average total yield of debt and income producing securities	11.27%	11.47%	5.77%
Weighted average interest rate of debt and income producing securities(1)	10.04%	8.83%	4.80%
Weighted average spread over reference rate of all floating rate investments(2)	4.57%	4.47%	4.31%

____________

(1)      CLO equity securities are considered income producing securities but do not have an ascribed interest rate, and therefore are excluded from the calculation.

(2)      Variable rate loans bear interest at a rate that may be determined by reference to either a) LIBOR (which can include one-, two-, three- or six-month LIBOR) or b) the CME Term SOFR (which can include one-, three-, or six-month SOFR), which resets periodically based on the terms of the loan agreement. At the borrower’s option, loans may instead reference an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), which also resets periodically based on the terms of the loan agreements. Loans that reference SOFR may include a Credit Spread Adjustment (“CSA”), where the CSA is a defined additional spread amount based on the tenor of SOFR the borrower selects (making the reference rate S+CSA).

Results of Operations

The following table represents the operating results for the three and nine months ended September 30, 2023 and September 30, 2022:

	For the Three Months Ended September 30		For the Nine Months Ended September 30
	2023	2022	2023	2022
Total investment income	$28,773,690	$19,973,554	$82,401,055	$50,725,754
Less: Net expenses	13,969,777	9,521,115	39,804,342	22,053,212
Net investment income	14,803,913	10,452,439	42,596,713	28,672,542
Net realized gains (losses) on investments	(2,103,618)	(496,697)	(2,423,632)	(1,353,321)
Net change in unrealized gains (losses) on investments	21,152,793	(16,711,415)	45,708,992	(102,837,812)
Net increase (decrease) in net assets resulting from operations	$33,853,088	$(6,755,673)	$85,882,073	$(75,518,591)

The following table represents the operating results for the years ended December 31, 2022 and December 31, 2021:

	For the Year Ended December 31,
	2022	2021
Total investment income	$74,499,900	$39,685,653
Less: Net expenses	33,419,068	16,851,412
Net investment income	41,080,832	22,834,241
Net realized gains (losses) on investments	(8,130,187)	4,753,263
Net change in unrealized gains (losses) on investments	(107,432,980)	(8,527,786)
Net increase (decrease) in net assets resulting from operations	$(74,482,335)	$19,059,718

Investment Income

Investment income for the three and nine months ended September 30, 2023 and September 30, 2022 was as follows:

	For the Three Months Ended September 30		For the Nine Months Ended September 30
	2023	2022	2023	2022
Interest from investments	$27,323,754	$19,718,478	$78,943,113	$50,266,810
Dividend income	1,297,090	223,816	3,115,974	278,529
Other income	152,846	31,260	341,968	180,415
Total investment income	$28,773,690	$19,973,554	$82,401,055	$50,725,754

For the three and nine months ended September 30, 2023 and September 30, 2022, total investment income was driven by increasing interest income from our investments in a rising rate environment. The size of our investment portfolio at fair value increased from $966.9 million as of December 31, 2022 to $1.0 billion as of September 30, 2023. The size of our investment portfolio at fair value decreased from $1.1 billion as of December 31, 2021 to $981.6 million as of September 30, 2022. All debt and short-term investments were income producing, and there were no loans on non-accrual status as of September 30, 2023.

Investment income for the years ended December 31, 2022 and December 31, 2021 was as follows:

	For the Year Ended December 31,
	2022	2021
Interest from investments	$73,705,450	$38,897,216
Dividend income	610,203	9,597
Other income	184,247	778,840
Total investment income	$74,499,900	$39,685,653

For the years ended December 31, 2022 and December 31, 2021, total investment income was driven by interest income from our investments. The size of our investment portfolio at fair value increased from $600.1 million as of December 31, 2020 to $1.1 billion as of December 31, 2021. The size of our investment portfolio at fair value decreased from $1.1 billion as of December 31, 2021 to $966.9 million as of December 31, 2022. All debt and short-term investments were income producing, and there were no loans on non-accrual status as of December 31, 2022.

Expenses

Operating expenses for the three and nine months ended September 30, 2023 and September 30, 2022 were as follows:

	For the Three Months Ended September 30		For the Nine Months Ended September 30
	2023	2022	2023	2022
Interest expense	$11,500,504	$7,015,768	$32,697,517	$14,595,014
Management fees	2,197,758	2,000,103	6,155,999	6,455,899
Other operating expenses	527,331	736,353	1,664,230	1,753,190
Directors fees	18,904	18,904	56,096	56,096
Management fee waiver	(274,720)	(250,013)	(769,500)	(806,987)
Net expenses	$13,969,777	$9,521,115	$39,804,342	$22,053,212

Net expenses for the three months ended September 30, 2023 were $14.0 million, which consisted of $11.5 million in interest expense, $2.2 million in management fees, $527 thousand in other operating expenses, and $19 thousand in directors fees offset by $275 thousand in management fee waiver from the Investment Advisor. Net expenses for the nine months ended September 30, 2023 were $39.8 million, which consisted of $32.7 million in interest expense, $6.2 million in management fees, $1.7 million in other operating expenses, and $56 thousand in directors fees offset by $770 thousand in management fee waiver from the Investment Advisor.

Net expenses for the three months ended September 30, 2022 were $9.5 million, which consisted of $7.0 million in interest expense, $2.0 million in management fees, $736 thousand in other operating expenses, and $19 thousand in directors fees offset by $250 thousand in management fee waiver from the Investment Advisor. Net expenses for the nine months ended September 30, 2022 were $22.1 million, which consisted of $14.6 million in interest expense, $6.5 million in management fees, $1.8 million in other operating expenses, and $56 thousand in directors fees offset by $807 thousand in management fee waiver from the Investment Advisor.

The increase in expenses for the nine months ended September 30, 2023 compared to the same period in the prior year was primarily due to increased average interest rate under our BoA Credit Facility and WF Credit Facility.

Operating expenses for the years ended December 31, 2022 and December 31, 2021 were as follows:

	For the Year Ended December 31,
	2022	2021
Interest and debt financing expenses	$23,452,169	$8,616,661
Management fees	8,328,713	6,369,583
Other operating expenses	2,604,275	2,586,366
Directors fees	75,000	75,000
Management fee waiver	(1,041,089)	(796,198)
Net expenses	$33,419,068	$16,851,412

Net expenses for the year ended December 31, 2022 were $33.4 million, which consisted of $23.5 million in interest and debt financing, $8.3 million in management fees, $2.6 million in other operating expenses, and $75 thousand in directors fees offset by $1.0 million in management fee waiver from the Investment Advisor.

Interest expense increased during the year ended December 31, 2022 as a result of an increase in outstanding debt. Average debt outstanding increased from $447.0 million to $667.5 million for the years ended December 31, 2021 and December 31, 2022, respectively. Management fees increased due to a higher value of average net assets during the period. Average net assets increased from $318.5 million to $416.4 million as of December 31, 2021 and December 31, 2022, respectively.

Net expenses for the year ended December 31, 2021 were $16.9 million, which consisted of $8.6 million in interest and debt financing, $6.4 million in management fees, $2.6 million in other operating expenses, and $75 thousand in directors fees offset by $796 thousand in management fee waiver from the Investment Advisor.

Net Change in Unrealized Gains (Losses) on Investments

We fair value our portfolio investments quarterly and any changes in fair value are recorded as unrealized gains or losses. During the three and nine months ended September 30, 2023 and September 30, 2022, net unrealized gains (losses) on our investment portfolio were comprised of the following:

	For the Three Months Ended September 30		For the Nine Months Ended September 30
	2023	2022	2023	2022
Unrealized gains on investments	$28,234,318	$9,137,422	$57,839,478	$995,687
Unrealized (losses) on investments	(7,081,525)	(25,848,837)	(12,130,486)	(103,833,499)
Net change in unrealized gains (losses) on investments	$21,152,793	$(16,711,415)	$45,708,992	$(102,837,812)

The change in unrealized appreciation (depreciation) for the three months ended September 30, 2023 and September 30, 2022 totaled $21.2 million and $(16.7) million, respectively. For the three months ended September 30, 2023, this consisted of net unrealized appreciation of $16.2 million related to new and existing portfolio investments, and net unrealized appreciation of $5.0 million related to exited portfolio investments (a portion of which has been reclassified to realized gains (losses)). For the three months ended September 30, 2022, this consisted of net unrealized depreciation of $17.7 million related to new and existing portfolio investments, and net unrealized appreciation of $1.0 million related to exited portfolio investments (a portion of which has been reclassified to realized gains (losses)).

The change in unrealized appreciation (depreciation) for the nine months ended September 30, 2023 and September 30, 2022 totaled $45.7 million and $(102.8) million, respectively. For the nine months ended September 30, 2023, this consisted of net unrealized appreciation of $36.7 million related to new and existing portfolio investments, and net unrealized appreciation of $9.0 million related to exited portfolio investments (a portion of which has been reclassified to realized gains (losses)). For the nine months ended September 30, 2022, this consisted of net unrealized depreciation of $101.7 million related to new and existing portfolio investments, and net unrealized depreciation of $1.1 million related to exited portfolio investments (a portion of which has been reclassified to realized gains (losses)).

During the years ended December 31, 2022 and December 31, 2021, net unrealized gains (losses) on our investment portfolio were comprised of the following:

	For the Year Ended December 31,
	2022	2021
Unrealized gains on investments	$1,635,443	$6,224,196
Unrealized (losses) on investments	(109,068,423)	(14,751,982)
Net change in unrealized gains (losses) on investments	$(107,432,980)	$(8,527,786)

The change in unrealized appreciation (depreciation) for the years ended December 31, 2022 and December 31, 2021 totaled $(107.4) million and $(8.5) million, respectively. For the year ended December 31, 2022, this consisted of net unrealized depreciation of $106.2 million related to existing portfolio investments and net unrealized depreciation of $1.2 million related to exited portfolio investments (a portion of which has been reclassified to realized gains). For the year ended December 31, 2021, this consisted of net unrealized depreciation of $864 thousand related to existing portfolio investments and unrealized appreciation of $2.7 million related to new portfolio investments, and net unrealized depreciation of $10.4 million related to exited portfolio investments (a portion of which has been reclassified to realized gains).

Financial Condition, Liquidity and Capital Resources

We anticipate cash to be generated from this offering of our common stock and other future offerings of equity and debt securities (including on-balance sheet CLO financings), and cash flows from operations, including interest earned from the temporary investment of cash in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. On January 14, 2020, our sole stockholder approved the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to us effective as of such date. As a result of the reduced asset coverage requirement, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. If we are unable to obtain leverage or raise equity capital on terms that are acceptable to us, our ability to grow our portfolio could be substantially impacted. Furthermore, while any indebtedness and senior securities remain outstanding, we may be required to prohibit any distribution to our stockholders or the repurchase of shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. In connection with borrowings, our lenders, including under the BoA Credit Facility and the WF Credit Facility, may require us to pledge assets, investor commitments to fund capital calls and/or the proceeds of those capital calls. In addition, such lenders may ask us to comply with positive or negative covenants that could have an effect on our operations. As of the date of this prospectus, we target a debt to equity ratio of 1.40x to 1.50x.

During the nine months ended September 30, 2023, we experienced a net increase in cash and cash equivalents of $1.8 million. During the period, net cash provided by operating activities was $16.1 million, primarily as a result of proceeds received from sale of investments of $194.4 million, partially offset by fundings of portfolio investments (excluding investments in short-term investments) of $188.4 million. We funded short-term investments during the period, and as of the end of the period we held $99.5 million in fair value of short-term investments. During the same period, net cash used in financing activities was $14.4 million, primarily consisting of $12.0 million of net repayments under the BoA Credit Facility and WF Credit Facility and distributions paid in cash of $20.0 million, partially offset by proceeds from the issuance of common stock of $17.7 million.

During the nine months ended September 30, 2022, we experienced a net increase in cash and cash equivalents of $3.1 million. During the period, net cash provided by operating activities was $26.6 million, primarily as a result of proceeds received from sale of investments of $258.1 million, partially offset by fundings of portfolio investments (excluding investments in short-term money market funds) of $227.7 million. We invested in short-term money market funds during the period, and as of the end of the period we held $23.9 million in fair value of short-term money market funds. During the same period, net cash used in financing activities was $23.5 million, primarily consisting of $14.3 million of net repayments under the BoA Credit Facility and WF Credit Facility and distributions paid in cash of $14.1 million, partially offset by proceeds from the issuance of common stock of $4.8 million.

As of September 30, 2023 and September 30, 2022, we had cash and cash equivalents of $3.4 million and $4.2 million, respectively. As of September 30, 2023, we had $495.0 million principal outstanding under the BoA Credit Facility and $134.3 million principal outstanding under the WF Credit Facility. As of September 30, 2022, we had $511.0 million principal outstanding under the BoA Credit Facility and $126.8 million principal outstanding under the WF Credit Facility.

During the nine months ended September 30, 2023 and September 30, 2022, we had aggregate capital commitments and undrawn capital commitments from investors as follows:

	September 30, 2023			September 30, 2022
	Capital Commitments	Unfunded Capital Commitments	% of Capital Commitments Funded	Capital Commitments	Unfunded Capital Commitments	% of Capital Commitments Funded
Common stock	$17,654,225	$—	100%	$4,823,801	$—	100%

During the year ended December 31, 2022, we experienced a net increase in cash and cash equivalents of $557 thousand. During the period, net cash provided by operating activities was $25.1 million, primarily as a result of proceeds received from sale of investments of $314.4 million, partially offset by fundings of portfolio investments (excluding investments in short-term money market funds) of $279.0 million. We invested in short-term money market funds during the period, and as of the end of the period we held $50.3 million in fair value of short-term money market funds. During the same period, net cash used in financing activities was $24.6 million, primarily consisting of $10.8 million of net repayments under the BoA Credit Facility and WF Credit Facility and distributions paid in cash of $18.8 million, partially offset by proceeds from the issuance of common stock of $5.0 million.

During the year ended December 31, 2021, we experienced a net increase in cash and cash equivalents of $411 thousand. During the period, net cash used in operating activities was $438 million, primarily as a result of fundings of portfolio investments (excluding investments in short-term money market funds) of $926.4 million, partially offset by proceeds received from sale of investments of $406.8 million. We invested in short-term money market funds during the period, and as of the end of the period we held $78.1 million in fair value of short-term money market funds. During the same period, net cash provided by financing activities was $438.4 million, primarily consisting of $256.6 million of net borrowing under the BoA Credit Facility and WF Credit Facility and proceeds from the issuance of common stock of $188.9 million, partially offset by distributions paid in cash of $6.3 million.

As of December 31, 2022 and December 31, 2021, we had cash and cash equivalents of $1.7 million and $1.1 million, respectively. As of December 31, 2022, we had $514.5 million principal outstanding under the BoA Credit Facility and $126.8 million principal outstanding under the WF Credit Facility. As of December 31, 2021, we had $552 million principal outstanding under the BoA Credit Facility and $100 million principal outstanding under the WF Credit Facility.

During the years ended December 31, 2022 and December 31, 2021, we had aggregate capital commitments and undrawn capital commitments from investors as follows:

	December 31, 2022			December 31, 2021
	Capital Commitments	Unfunded Capital Commitments	% of Capital Commitments Funded	Capital Commitments	Unfunded Capital Commitments(1)	% of Capital Commitments Funded
Common stock	$5,023,800	$—	100%	$193,511,571	$4,650,000	98%

____________

(1)      100% of the unfunded commitments were drawn down in January 2022.

As a BDC, we are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 150%. If this ratio declines below 150%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. As of September 30, 2023, our asset coverage ratio was 171%. As of December 31, 2022 and December 31, 2021, our asset coverage ratio was 157% and 170%, respectively.

Capital Contributions

During the nine months ended September 30, 2023 and September 30, 2022, the Company issued and sold 2,379,185 shares at an aggregate purchase price of $39.3 million and 803,456 shares at an aggregate purchase price of $15.2 million, respectively. These amounts include shares issued in reinvestment.

During the years ended December 31, 2022 and December 31, 2021, the Company issued and sold 1,716,297 shares of common stock at an aggregate purchase price of $29.2 million and 10,007,526 shares at an aggregate purchase price of $206.6 million, respectively. These amounts include shares issued in reinvestment.

Financing Arrangements

Bank of America Credit Facility

On February 18, 2020, we, through PS BDC Funding, together with us, the “Borrowers”, entered into a Credit Agreement, or the “Credit Agreement”, with certain financial institutions as lenders, or “Lenders”, Bank of America, N.A. as the administrative agent, or “BofA N.A.”, and BofA Securities, Inc., or “BofA Securities”, as Lead Arranger and Sole Book Manager, pursuant to which the Lenders agreed to provide us with a revolving line of credit, or the “BoA Credit Facility”.

Under the BoA Credit Facility, which matures on February 18, 2025, the Lenders have agreed to extend credit to PS BDC Funding in an aggregate amount up to the Commitment (as defined in the Credit Agreement) amount. The Commitment amount for the BoA Credit Facility was $200.0 million as of the closing date of the Credit Agreement, increased to $400.0 million on the one-month anniversary of the closing date, further increased to $475.0 million on October 12, 2020, and further increased to $725 million on September 29, 2021. The Borrowers’ ability to draw under the BoA Credit Facility is scheduled to terminate on February 11, 2025. All amounts outstanding under the Credit Facility are required to be repaid by February 18, 2025.

The loans under the BoA Credit Facility may be base rate loans or SOFR loans. The base rate loans will bear interest at the base rate plus 1.40%, and the SOFR loans will bear interest at 1-month SOFR plus 1.40% or 3-month SOFR plus 1.45%. The “base rate” will be equal to the highest of (a) the federal funds rate plus 0.50%, (b) the prime rate, and (c) 1-month or 3-month SOFR plus 0.10%. The Credit Agreement includes fallback language in the event that SOFR becomes unavailable. Interest pursuant to base rate loans is payable quarterly in arrears, and interest pursuant to SOFR loans is payable either quarterly or monthly, as specified by the Borrowers in a loan notice pertaining thereto. The Credit Agreement requires the payment of a commitment fee of 0.50% for unused Commitments until the four-month anniversary of the Second Amendment to the Credit Agreement. Thereafter, the commitment fee is

0.50% on unused Commitments up to 30% of the BoA Credit Facility, and 1.30% on unused Commitments in excess of 30% of the BoA Credit Facility. Such fee is payable quarterly in arrears. The advance rate for PS BDC Funding’s Eligible Collateral Assets ranges from 40% for Second Lien Bank Loans to 70% for First Lien Bank Loans that are B Assets to 100% for Cash (excluding Excluded Amounts) (as each such term is defined in the Credit Agreement).

PS BDC Funding has pledged all of its assets to BofA N.A., in its capacity as Administrative Agent, to secure its obligations under the BoA Credit Facility. Both the Company and PS BDC Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements, and other customary requirements for similar credit facilities. Borrowing under the BoA Credit Facility is subject to the leverage restrictions contained in the 1940 Act and PS BDC Funding complies with 1940 Act provisions relating to affiliated transactions and custody (Section 17, as modified by Section 57, of the 1940 Act). The custodian of the assets pledged to BofA N.A. pursuant to the BoA Credit Facility is U.S. Bank. The obligations under the Credit Agreement may be accelerated upon the occurrence of an event of default under the Credit Agreement, including in the event of a change of control of PS BDC Funding or if the Investment Advisor ceases to serve as investment adviser to the Company.

As of September 30, 2023, we had $495.0 million principal outstanding and $230.0 million of available Commitments under the BoA Credit Facility, and PS BDC Funding was in compliance with the applicable covenants in the BoA Credit Facility on such date.

Wells Fargo Credit Facility

On December 18, 2020, we, through PS BDC Funding II, together with us, the “WF Borrowers”, entered into a Loan and Security Agreement, or the “Loan Agreement”, with certain financial institutions as lenders, or the “WF Lenders”, Wells Fargo Bank, National Association as the administrative agent, or “WFB”, and U.S. Bank, as Collateral Agent and Custodian, pursuant to which the WF Lenders agreed to provide the Company with a line of credit.

On December 18, 2023, we entered into an amendment to the WF Credit Facility that amends the WF Credit Facility to, among other things: (i) increase the amount available for borrowing under the WF Credit Facility from $150,000,000 to $175,000,000, (ii) extend the facility maturity date from December 18, 2025 to December 18, 2028 and (iii) extend the reinvestment period from December 18, 2023 to December 18, 2026 (subject to other provisions of the WF Credit Facility).

The loans under the WF Credit Facility may be Broadly Syndicated Loans or Middle Market Loans and will bear interest at Daily Simple SOFR, or base rate (to the extent Daily Simple SOFR is unavailable), plus 2.50%, with an interest rate floor of 0.0%. The “base rate” will be equal to the highest of (a) the federal funds rate plus 0.50% and (b) the prime rate. The Loan Agreement includes fallback language in the event that Daily Simple SOFR becomes unavailable. Interest is payable quarterly, as determined by the WFB as the administrative agent. Following an amendment to the WF Credit Facility on October 13, 2021, the Loan Agreement requires the payment of a non-usage fee of (x) during the first thirteen months following the closing of the WF Credit Facility, 0.50% multiplied by daily unused Facility Amounts, (y) between thirteen and sixteen months following the closing of the WF Credit Facility, 0.50% multiplied by the lesser of (1) daily unused Facility Amounts and (2) 50% of the Facility Amount plus 2.00% multiplied by the greater of (i) the difference between the daily unused Facility Amount and 50% of the Facility Amount and (ii) zero, and, (z) thereafter, 0.50% multiplied by the lesser of (1) daily unused Facility Amounts and (2) 20% of the Facility Amount plus 2.00% multiplied by the greater of (i) the difference between the daily unused Facility Amount and 20% of the Facility Amount and (ii) zero. Such fee is payable quarterly in arrears. The WF Credit Facility includes the option to downsize the facility by paying a Commitment Reduction Fee. The Fee is equal to 2.00% of the facility reduction amount prior to the one-year anniversary of the Fourth Amendment, and 1.00% thereafter. The applicable percentage for the advance rate on PS BDC Funding II’s Eligible Loans ranges from 67.5% for Middle Market Loans to 70% for Broadly Syndicated Loans (as each such term is defined in the Loan Agreement).

PS BDC Funding II has pledged all of its assets to U.S. Bank, in its capacity as Collateral Agent, to secure its obligations under the WF Credit Facility and U.S. Bank acts as the custodian of such assets. Both the Company and PS BDC Funding II have made customary representations and warranties and are required to comply with various covenants, reporting requirements, and other customary requirements for similar credit facilities. Borrowing under the WF Credit Facility is subject to the leverage restrictions contained in the 1940 Act and PS BDC Funding II complies with 1940 Act provisions relating to affiliated transactions and custody (Section 17, as modified by Section 57, of the 1940 Act). The obligations under the Loan Agreement may be accelerated upon the occurrence of an event of default under the Loan Agreement, including in the event of a change of control of PS BDC Funding II, if the Investment Advisor ceases to serve as investment adviser to the Company, or if PSCM or its affiliates cease to directly or indirectly own a majority of the membership interests of the Investment Advisor.

As of September 30, 2023, we had $134.3 million principal outstanding and $15.8 million of available Commitments under the WF Credit Facility, and PS BDC Funding II was in compliance with the applicable covenants in the WF Credit Facility on such date.

Critical Accounting Policies

Our consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

Critical accounting policies are those that require the application of management’s most difficult, subjective, or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we have described our critical accounting policies in the notes to our consolidated financial statements.

Valuation of Portfolio Investments

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which permits a BDC’s board of directors to either (i) choose to continue to determine fair value in good faith, or (ii) designate its investment adviser as the valuation designee tasked with determining fair value in good faith, subject to the board’s oversight. Our Board has designated the Investment Advisor to serve as our valuation designee effective August 11, 2022.

Under procedures established by our Board, we value investments for which market quotations are readily available at such market quotations. Assets listed on an exchange will be valued at their last sales prices as reported to the consolidated quotation service at 4:00 P.M. Eastern Time on the date of determination. If no such sales of such securities occurred, such securities will be valued at the mean between the last available bid and ask prices as reported by an independent, third party pricing service on the date of determination. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value, subject at all times to the oversight and approval of our Board. Such determination of fair values may involve subjective judgments and estimates, although we will also engage independent valuation providers to review the valuation of each portfolio investment that constitutes a material portion of our portfolio and that does not have a readily available market quotation at least once annually. With respect to unquoted securities, our Investment Advisor, together with our independent valuation advisors, and subject at all times to the oversight and approval of our Board, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. With respect to Level 3 assets, we intend to retain one or more independent providers of financial advisory services to assist the Investment Advisor and the Board by performing certain limited third-party valuation services. We may appoint additional or different third-party valuation firms in the future.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs with respect to a fair-valued portfolio company or comparable company, our Board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our Board using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had readily available market quotations existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our Investment Advisor will undertake a multi-step valuation process each quarter, as described below:

•        Securities for which no such market prices are available or reliable will be preliminarily valued at such value as the Investment Advisor may reasonably determine, which may include third party valuations;

•        The audit committee of our Board (the “Audit Committee”) will then review these preliminary valuations;

•        At least once annually, the valuation for each portfolio investment that constitutes a material portion of our portfolio and that does not have a readily available market quotation will be reviewed by an independent valuation firm; and

•        Our Board will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our Investment Advisor, the respective independent valuation firms and the Audit Committee.

All values assigned to securities and other assets by the Board will be binding on all stockholders.

Valuation of CLO Equity Investments

In valuing our investments in CLO equity, the Investment Advisor considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, non-binding price indications from brokers, recent trading prices for specific investments, recent purchases and sales known to the Investment Advisor in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Investment Advisor.

A third-party independent valuation firm is used as an input by the Investment Advisor to determine the fair value of our investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Investment Advisor does not solely rely on such advice in determining the fair value of our investments in accordance with the 1940 Act.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting.

Related Party Transactions

We have entered into the Advisory Agreement with the Investment Advisor and the Administration Agreement with the Investment Advisor (in such capacity, the Administrator). Mr. Christopher D. Long and Jeffrey D. Fox, each an executive officer of ours and an interested member of our Board, and Angie K. Long, an executive officer of ours, have an indirect pecuniary interest in the Investment Advisor. The Investment Advisor is a registered investment adviser under the Advisers Act that is majority-owned by PSCM. See “Note 3. Agreements and Related Party Transactions — Administration Agreement” and “— Investment Advisory Agreement” in the notes to the accompanying consolidated financial statements and “Management Agreements — Investment Advisory Agreement” and “— Administration Agreement”.

Contractual Obligations

A summary of our significant contractual payment obligations related to the repayment of our outstanding indebtedness as of September 30, 2023 is as follows:

	Payments Due by Period
	Total	Less than 1 year	1 – 3 years	3 – 5 years	After 5 years
BoA Credit Facility, Net	$496,520,640	$—	$496,520,640	$—	$—
WF Credit Facility, Net	136,028,184	—	136,028,184	—	—
Total contractual obligations	$632,548,824	$—	$632,548,824	$—	$—

Off-Balance Sheet Arrangements

Unfunded commitments to provide funds to portfolio companies are not recorded on our consolidated statements of assets and liabilities. Our unfunded commitments may be significant from time to time. Unfunded commitments may expire without being drawn upon and the total commitment amount does not necessarily represent future cash requirements. As of September 30, 2023, December 31, 2022 and December 31, 2021, we had five unfunded commitments totaling $5.6 million, two unfunded commitments totaling $2.6 million, and nine unfunded commitments totaling $11.3 million, respectively. See “Note 8. Commitments and Contingencies” in the notes to the accompanying consolidated financial statements for specific identification of the unfunded commitments. We believe we maintain sufficient liquidity in the form of cash (including restricted cash, if any), receivables and borrowing capacity to fund these unfunded commitments should the need arise. See “Financial Condition, Liquidity and Capital Resources” above.

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not have any off-balance sheet financings or liabilities.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income will be affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Assuming that the consolidated statements of assets and liabilities as of September 30, 2023 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rate.

Change in Interest Rates	Increase (Decrease) in Interest Income	Increase (Decrease) in Interest Expense	Net Increase (Decrease) in Net Investment Income
Down 25 basis points	$(2,618,371)	$(1,573,125)	$(1,045,246)
Up 100 basis points	10,387,700	6,292,500	4,095,200
Up 200 basis points	20,573,639	12,585,000	7,988,639
Up 300 basis points	30,728,152	18,877,500	11,850,652

The data in the table are based on our current statement of assets and liabilities. As of September 30, 2023, the Company had $27.7 million in net purchases that had not yet settled and $5.6 million in unfunded commitments. After settlement of these purchases, the change in interest expense will be larger as a result of the increase in the amount borrowed under the BoA Credit Facility or WF Credit Facility, as applicable. The table does not include any change in dividend income from our money market investments.

In addition, any investments we make that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls, and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved.

We measure exposure to interest rate and currency exchange rate fluctuations on an ongoing basis and may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options, swaps and forward contracts and credit hedging contracts, such as credit default swaps, in each case, subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of the fiscal quarter ended September 30, 2023 (unaudited) and the end of the fiscal year ended December 31, 2022, December 31, 2021 and December 31, 2020. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the December 31, 2022, December 31, 2021 and December 31, 2020 figures within the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part.
Class and Period Ended	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in Millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
BoA Credit Facility
September 30, 2023 (unaudited)	495.0	1,710.1	—	—
December 31, 2022	514.5	1,566.8	—	—
December 31, 2021	552.0	1,694.5	—	—
December 31, 2020	395.0	1,640.9
WF Credit Facility
September 30, 2023 (unaudited)	134.3	1,710.1	—	—
December 31, 2022	126.8	1,566.8	—	—
December 31, 2021	100.0	1,694.5	—	—
December 31, 2020	0.0	1,640.9

____________

(1)      Total amount of each class of senior securities outstanding at the end of the period presented.

(2)      Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)      The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)      Not applicable because such senior securities are not registered for public trading.

BUSINESS

Overview

We are a financial services company that primarily lends to and invests in corporate debt securities of companies, including small to large private U.S. companies. We were organized as a Maryland corporation on August 26, 2019 and are structured as an externally managed, non-diversified closed-end management investment company. We have elected to be regulated as a BDC under the 1940 Act. Beginning with our taxable year ended December 31, 2020, we have elected to be treated as a RIC under Subchapter M of the Code and we expect to qualify as a RIC annually.

We are externally managed by the Investment Advisor, an investment adviser that is registered under the Advisers Act, pursuant to the Advisory Agreement. Subject to the supervision of our Board, a majority of which is made up of directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, our Investment Advisor manages our day-to-day operations and provides us with investment advisory and management services and certain administrative services. Our Investment Advisor is a majority-owned subsidiary of PSCM, which is a privately-held firm specializing in global alternative (non-traditional) investments with a total return orientation.

Our investment objective is to maximize total return, comprised of current income and capital appreciation. Our current investment focus is guided by two strategies that facilitate our investment opportunities and core competencies: (1) investing in corporate debt securities and, to a lesser extent, (2) investing in CLO structured credit funds that typically own corporate debt securities, including the equity and junior debt tranches of CLOs. To a limited extent, we may enter into derivatives transactions, which may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates or to earn income and enhance our total returns. We may also receive warrants or other rights to acquire equity or similar securities or otherwise purchase such securities in connection with making a debt investment in a company. We will continue to evaluate other investment strategies in the ordinary course of business with no specific top-down allocation to any single investment strategy.

We have two wholly-owned subsidiaries (PS BDC Funding and PS BDC Funding II) that were established in connection with our obtaining credit facilities from third party lenders. The accounts of these subsidiaries are consolidated in the Company’s financial statements. We “look through” such subsidiaries to determine our compliance with the provisions of the 1940 Act, including provisions governing capital structure and leverage, and such subsidiaries comply with such provisions on an aggregate basis with us (Section 18 of the 1940 Act).

The Investment Advisor

The Investment Advisor serves as our investment adviser pursuant to the Advisory Agreement and manages our day-to-day operations and provides us with investment advisory and management services and certain administrative services. The Investment Team is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. As of September 30, 2023, the Investment Team was comprised of 28 investment professionals, all of whom dedicate a substantial portion of their time to the Company. In addition, the team has eight dedicated operations professionals. The Investment Advisor believes that it has experienced support personnel, including individuals with expertise in risk management, legal, accounting, tax, information technology and compliance, among others.

The Investment Team employs a blend of top-down and granular, bottom-up fundamental credit analysis. The senior members of the Investment Team have been actively involved in the alternative credit investing market for an average of 21 years and have built strong relationships with private equity sponsors, banks and financial intermediaries. The Investment Committee is comprised of four members that is responsible for approving all of our investments and is responsible for the day-to-day management of the portfolio. See “Business — Investment Committee” for a discussion of the Investment Committee.

The Investment Advisor has entered into the Resource Sharing Agreement with PSCM, pursuant to which PSCM provides the Investment Advisor with access to the resources of PSCM, including the Investment Team, so as to enable the Investment Advisor to fulfill its obligations under the Advisory Agreement. Through the Resource Sharing Agreement, the Investment Advisor capitalizes on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of PSCM’s investment professionals.

Palmer Square Capital Management

PSCM is a Delaware limited liability company formed in 2009 and had approximately $27.7 billion in assets under management as of September 30, 2023 with approximately $3.2 billion in assets under management in opportunistic strategies (which includes us), approximately $3.3 billion in assets under management in income/short duration strategies and approximately $21.2 billion in assets under management in private credit/structured credit issuance strategies. The Company benefits from platform-level co-investment while leveraging the expertise of PSCM. Products under PSCM’s opportunistic strategies includes the Company, opportunistic credit and multi-asset credit. Products under PSCM’s income/short duration strategies includes income plus, ultra-short duration IG and ultra-short duration IG. Products under PSCM’s private credit/structured credit issuance includes Guilford Capital Credit, senior loan, private credit, static CLO and managed CLO. PSCM manages portfolios of both corporate credit and structured credit as well as diverse strategies designed with the intent to achieve high risk-adjusted returns over market cycles. PSCM maintains a diverse client base across foundations and endowments, public/private pensions, family offices, ultra-high net worth individuals and financial institutions, and its strategies are offered through private fund, mutual fund, collective investment trust, BDC, separate account and direct co-investment vehicles. Since inception in 2009 through September 30, 2023, PSCM and its affiliates have grown assets under management at a compound annual growth rate of 64.5%. Between 2009 and 2013, PSCM launched its mutual fund platform and its platform to invest in opportunistic, long- and short-term credit. Then, between 2013 and 2018, PSCM launched its managed CLO platform, issuing seven and refinancing six managed CLOs. During this period, it also launched its first broadly distributed senior and mezzanine debt CLO indices and its static CLO platform, and it surpassed $5.0 billion in assets under management in the first quarter of 2018. During the period beginning in 2018 and ending September 30, 2023, PSCM experienced rapid growth of both its managed and static CLO platforms and launched its BDC, strategic debt and term asset-backed securities loan facility products.

According to LCD, PSCM has been ranked second for total issue size for U.S. based new issue CLOs in 2020 (seven issuances representing an aggregate of $3.1 billion), third for 2021 (eight issuances representing an aggregate of $5.7 billion), second for 2022 (nine issuances representing an aggregate of $5.6 billion), and has been ranked first in the US and European CLO markets in total issuances in 2023 (8 US CLO issuances representing an aggregate of $3.6 billion, and 5 European CLO issuances representing an aggregate of $2.1 billion). We believe PSCM’s experience in analyzing companies and investment structures provides a sustainable competitive advantage over other firms. PSCM is 100% management owned, and is led by Christopher D. Long and Angie K. Long. The firm is an SEC registered investment adviser.

PSCM employs 56 professionals, of which 28 are investment professionals. PSCM’s senior investment team consists of Christopher D. Long, Angie K. Long, Matthew L. Bloomfield, Jeffrey D. Fox, Jon R. Brager and Taylor R. Moore, who together have an average of 21 years of experience. PSCM’s corporate credit team has 18 investment professionals and PSCM’s structured products team has four investment professionals. PSCM’s back-office support consists of five accounting professionals, 10 professionals specializing in investor relations and business development, four compliance and human resource professionals and eight operations professionals.

Competitive Advantages

We believe that we have the following advantages over other investors in corporate debt securities and CLOs:

Experienced Management Team with Proven Track Record.    We seek to capitalize on the significant experience and expertise of the Investment Team, including its affiliation with PSCM, which manages approximately $27.7 billion in fixed income/structured credit investments for a wide array of institutional, high net worth and retail investors. Corporate debt and CLO investing has been a core component of the Investment Team’s investment strategy since 2009 and is led by Christopher D. Long and Angie K. Long, who collectively have over 50 years of investing experience, with 24 of those years at PSCM. As of September 30, 2023, the senior investment professionals on the Investment Team had an average of 21 years of overall industry experience. We believe the experience and proven track record of the Investment Team across multiple credit cycles, asset classes and industries provides us with a competitive advantage in sourcing and idea generation, investment diligence and recommendation, portfolio construction, and portfolio and risk management.

Disciplined Investment Process.    The Investment Team has an extensive investment underwriting and monitoring process. The Investment Team conducts a thorough analysis of each potential portfolio company and its prospects, competitive position, financial performance and industry dynamics. The Investment Team stresses the importance of credit and risk analysis in its underwriting process. Across the platform, the Investment Team reviews approximately $350 billion in annual deal flow as potential investment opportunities suitable for us, and PSCM and its affiliates have invested capital of over $45 billion across bank loan and CLO investments since inception. Through the Investment Team’s sourcing and idea generation, we also have opportunistic access to the secondary leveraged loan market, which is estimated to be approximately $1.4 trillion in size, according to LCD. We believe that the Investment Team’s continued adherence to this disciplined process will permit us to continue to generate a stable, diversified and increasing revenue stream of current income from our corporate debt securities and CLO investments to enable us to make consistent, recurring distributions to our stockholders.

Portfolio of Performing, Predominantly Senior Secured, Floating Rate Loans.    We focus on investing in large, broadly syndicated loans, instead of small/mid-cap lending, and maintain a smaller pocket for opportunistic credit investments (i.e., CLO investments) where PSCM possesses differentiated investment capabilities. Since our inception, we have invested approximately $2.2 billion through September 30, 2023. As of September 30, 2023, we had 219 debt and equity investments in 184 portfolio companies and we had total assets of approximately $1.1 billion across 40 different industries that we believe exhibit strong credit quality and industry diversification. Our strategy has resulted in a strong investment portfolio credit profile with a weighted average over the last twelve months earnings before interest, taxes, depreciation, and amortization (“EBITDA”) of $448 million, weighted average loan size of $1,369 million, weighted average interest coverage of 2.3x and weighted average first lien leverage of 5.3x for our total first lien loan portfolio, each as calculated on a fair value weighted basis. Our focus on liquid loans to larger companies with strong fundamentals in positions that are senior in the capital structure, including through the large cap direct lending market, has yielded strong credit outcomes, including an average internal rating of 3.6 on a fair value weighted basis and no debt investments on non-accrual status as of September 30, 2023. As of September 30, 2023, the portfolio was comprised of 82.50% of first-lien senior secured debt, 5.36% of second lien senior secured debt, 0.13% in corporate bonds, 3.00% in CLO securities, and 9.01% in short term investments. As of September 30, 2023, approximately 98% of our investments at fair value (excluding cash and similar short-term cash management investments) bore interest at floating rates, subject to interest rate floors in certain circumstances; floating rate loans provide protection in rising interest rate environments. As of September 30, 2023, approximately 97% of our investments at fair value (excluding short-term investments) were senior secured debt investments, the average hold size of our senior secured debt investments (as a percentage of total investments at fair value) was approximately $5 million and we had a net investment income yield of 13.6%. As of September 30, 2023, 91% of the portfolio (excluding cash and similar short-term cash management investments) was invested in U.S.-domiciled companies and 9% in non-U.S. domiciled companies, including in Australia, Canada, the Cayman Islands and certain European countries. We believe that this portfolio of liquid bank loans paired with certain opportunistic investments generates and will continue to generate consistent attractive and stable risk adjusted returns at the lower end of the risk spectrum and supports attractive financing rates. We believe that our liquid credit strategy is well-positioned to benefit from increasing differences in yield between risk-free and high-risk securities, as well as market imbalance or irregularity, and our investment focus afford us the ability to deploy capital quickly and diversely. Moreover, we believe that a flexible investment strategy and potential for liquidity are critical at this stage in the credit cycle and that liquidity and/or uninvested capital will be critical to taking advantage of increasing differences in yield between risk-free and high-risk securities, as well as market imbalance or irregularity and overall relative value opportunities in credit.

Platform Size and Structure.    Our Investment Team leverages the resources and deal flow of PSCM and focuses on finding the best relative value opportunities across corporate and structured credit, with a bias for high quality, short duration and liquid credits. The resources and deal flow of PSCM enable our Investment Team and other investment professionals to evaluate various opportunities in corporate and structured credit, utilizing PSCM’s expertise in analyzing corporate credit (i.e., bonds and loans) and leveraging the platform’s expertise as a CLO issuer and investor for unique insight into trends and drivers in the bank loan market. PSCM priced the tightest AAA level CLO of 2023, and we believe this expertise and further spread tightening in the CLO market could provide us future financing optionality. We have also been granted co-investment exemptive relief from the SEC to permit greater flexibility to negotiate the terms of investments made together with other funds managed by PSCM and its affiliates if our Board determines that it would be advantageous for us.

ESG and Diversity & Inclusion Focus.    PSCM firmly believes in the importance of being a responsible corporate organization as well as a steward of capital for its clients. As such, the Investment Advisor and the Investment Team, together with its ESG Committee, have implemented policies and procedures to screen for Prohibited ESG Securities (as defined below) in our potential investments, and our Investment Committee, together with the ESG Committee, is responsible for monitoring our investments to ensure that our ESG guidelines are met. Additionally, as a firm that is women-owned by Angie K. Long, PSCM is dedicated to promoting a culture of diversity and inclusion, including through its sponsorship of women and minority-focused community organizations.

Attractive Fee Structure.    Our fee structure is lower than most externally-managed, publicly-traded BDCs. At our target debt-to-equity ratio of 1.40x to 1.50x, the base management fee payable to our Investment Advisor would represent approximately 0.70% of our gross assets and is payable at a rate of 1.75% of our net assets. In comparison, as of September 30, 2023, base management fees among externally-managed, publicly-traded BDCs (other than venture lenders) with a market capitalization of greater than $500 million were generally payable at a rate of 1.00% to 2.00% of gross assets (excluding cash and cash equivalents), or between 1.75% and 4.02% of net assets. Following completion of this offering, our income-based incentive fee will be calculated at a rate of 12.5% of pre-incentive fee net investment income above a quarterly hurdle of 1.5% with certain lookback requirements as compared to most externally-managed, publicly-traded BDCs, which typically charge the income-based incentive fee at a rate of 17.5% to 20.0% of pre-incentive fee net investment income above a quarterly hurdle of 1.5% to 2.0% in many instances with no lookback requirements. We believe this lower fee structure is well-aligned with an investment strategy focused primarily on corporate debt securities.

Market Opportunity

The Investment Team believes that existing market conditions, including those set forth below, have combined to create an attractive investment environment for us:

Large Addressable Market Opportunity.    Macro volatility resulting from geopolitical tensions, inflationary pressures and rising interest rates has led to increased opportunities in the secondary loan market, in addition to presenting higher yielding opportunities in the private credit markets. The factors causing this macro volatility led to a 49% decline in new loan issuances in 2022, the largest such decline in 14 years, from record issuances in 2021 of over $300 billion, according to Morningstar’s Leveraged Commentary & Data (“LCD”). In the first nine months of 2023, new loan issuances increased from the lows of the third quarter of 2022 but were still relatively light as the pace of merger and acquisition activity remained low. As of the date of this prospectus, we believe the pipeline for the primary loan market is building as debt capital markets have become more active in the past few months. In addition, we also believe demand for floating rate loans has remained strong due to the meaningful increase in yields. Base rates on floating rate loans, which reflect the interest rates that the Federal Reserve charges to lend money to commercial banks and impacts the interest rates charged on loans to borrowers, have increased significantly over the past 18 months due to the Federal Reserve’s continued aggressive rate policy. The one-month London Interbank Offered Rate (“LIBOR”) rose from an average of 0.10% in 2021 to an average of 4.85% in the first half of 2023 (with synthetic one-month LIBOR an average of 5.04% in the first nine months of 2023), and the one-month Secured Overnight Financing Rate (“SOFR”) rose from an average of 0.05% in 2021 to an average of 4.98% in the first nine months of 2023. Primarily as a result of these rate increases, according to LCD data, the average yield for the first nine months of 2023 on leveraged loan refinancings was 9.67%, the highest level since 2000 and more than double the 4.30% average yield on loan refinancings in 2021. Moreover, returns in the U.S. leveraged loan market rose 10.16% during the first nine months of 2023, according to LCD, versus an average annual return of 3.27% for the years 2010 through 2023. However, according to LCD, the trailing 12-month default rate increased to 1.27% as of September 30, 2023, rising by 0.55% from December 31, 2022, although the current default rate remains well below the long-term historical average of 2.7% since 1998.

Note: Data as of 9/30/2023. Source: LCD, LSTA Leveraged Loan Index.

Risk Adjusted Returns.    Broadly-syndicated fixed and floating rate loans and corporate debt provides an opportunity set that the Investment Team believes offers an attractive, risk-adjusted return, including through NAV growth from current porfolio market price improvement and total return opportunities for broadly syndicated loans. Specifically, the Investment Team believes it can mitigate risk and achieve our investment objective by: (i) seeking the best relative value, which may equate to buying new loans or other corporate debt issuances at a discount or purchasing in the secondary market, and (ii) seeking to buy loans or other corporate debt issuances that the Investment Team believes have strong fundamentals and low default risk and are capable of withstanding significant downward pricing pressure.

Expansion of Corporate Debt Market.    The corporate debt market segment on which the Investment Team focuses is industry diverse and large and includes small to large U.S. companies. In addition, we believe that private equity sponsors have a large pool of uninvested private equity capital. The Investment Team believes private equity firms are poised to deploy meaningful amounts of capital, thus creating ongoing investment opportunities for private lenders such as us.

Regulatory Environment and Opportunity for Alternative Lenders.    Traditional banks have reduced their lending activities to smaller private companies in recent years and bank stakeholders, including shareholders, lenders and regulators, continue to exert pressure to contain the amount of these types of assets held on bank balance sheets. Examples of this include continued investor focus on the amount of assets whose fair value cannot be determined by using observable measures, or “Level 3 assets,” held on bank balance sheets. As a result of decreased lending by banks to smaller private companies, the Investment Team believes there are increased opportunities for alternative lenders such as us to.

CLO Equity and Debt.    The Investment Team believes that CLO equity and debt has been a tremendous source of returns for investors historically and has the potential to offer investors high cash on cash returns with low credit risk and low correlation to traditional assets classes. Because CLO securities are floating rate instruments designed to mitigate interest rate sensitivity, investors may not directly suffer the same adverse effects that other asset classes may experience due to rising interest rates. The Investment Team has a strong track record of investing in CLO equity and debt, and believes CLO investments continue to offer attractive relative value.

Investment Criteria for Evaluating Investment Opportunities

Our investment objective is to maximize total return, comprised of current income and capital appreciation. However, no assurance can be given that our investment objective will be achieved, and investment results may vary substantially on a monthly, quarterly and annual basis. The Investment Advisor seeks to achieve our investment objective by primarily investing in first and second lien secured loans of small to large private U.S. companies, and to a lesser extent CLO structured credit funds that typically own senior secured bank loans of public and private companies. We seek to invest in credit and other assets that the Investment Advisor believes have strong structural protections, limited downside, and low long-term beta, or volatility, in comparison to systemic risk within the broader credit and equity markets. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. A significant portion of the loans in which we may invest or obtain exposure to through its investments in structured securities may be deemed “Covenant-Lite Loans,” which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

We seek to maximize returns and minimize risk for our investors by applying detailed, fundamental credit analysis to make and monitor our portfolio investments. While the structure of our investments may vary, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans made to companies whose debt is generally rated below investment grade or, in limited circumstances, unrated. The senior secured loans within a CLO are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by senior secured loan, borrower, and industry, with limitations on the number of non-U.S. borrowers. As of September 30, 2023, our Investment Advisor believes that our investment strategies are positioned to continue to benefit investors for the following three reasons: attractive yields, with a bias for high quality, short duration and liquid credits; the ability to rotate investments to take advantage of dislocations as they arise; and balance fundamentals and default risk with valuation.

In addition, to a lesser extent, portfolio investments may also include, but are not limited to, corporate structured credit, cash and synthetic CLOs, including the equity and junior debt tranches of CLOs, CDOs, swaps, asset backed securities, corporate bonds of large U.S. and non-U.S. companies, corporate bank loans, preferred stock, municipal bonds or loans and convertible securities.

While not our primary investment objective, our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the Investment Advisor to be in our best interest, we may acquire a controlling interest in a portfolio company. We do not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned by the Company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest.

Our Investment Advisor may sell all or a portion of a position of our portfolio holdings when, in its opinion, one or more of the following occurs, among other reasons: (1) the deterioration of an issuer’s fundamentals; (2) changes in business strategy or key personnel; (3) rating agency downgrades or a decline in credit quality metrics; or (4) the Investment Advisor finds more attractive investment opportunities for us.

The Investment Advisor has the ability to invest in both illiquid and less liquid securities. The Investment Advisor may employ leverage, including through borrowing funds or issuing senior securities, and use derivatives, both for hedging purposes and to earn income and enhance total returns. The Investment Advisor may employ techniques to hedge investment risk, including without limitation, the use of forward contracts, currency options and interest rate swaps, caps, collars and floors. The Investment Advisor may use derivatives to earn income and enhance total returns by investing in derivatives securities and monitoring such investments to ensure that each holding is maintaining its investment potential.

Investment Approach

We seek to achieve our investment objective by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are routinely pursuing multiple investment opportunities, including primary purchases of newly issued securities and secondary purchases of securities on the open market.

The Investment Advisor employs a blend of top-down and granular, bottom-up fundamental credit analysis. The top-down approach has three components: (1) macro analysis whereby the Investment Team undertakes frequent dialogues among its team members regarding macro items including the economic outlook, financial and credit markets, new and secondary issues, regulatory changes, M&A environment, and valuation levels; (2) cross-asset relative value analysis which consists of the Investment Team analyzing various asset classes across the credit spectrum for strong relative value opportunities (e.g., analysis of valuation metrics across loans, bonds, convertibles, CLOs and mortgage credits to identify and monitor optimal risk/reward opportunities); and (3) active monitoring by the Investment Team of the major sectors within corporate credit, such as software and technology, healthcare and business services. With regard to the bottom-up analysis, the Investment Team undertakes frequent dialogue discussing key analyses including items such as determining an issuer’s ability to service debt, measuring past performance and understanding the approach of the management team and their ability to meet goals, deal structure model analysis, document analysis and other financial modeling and scenario testing. Finally, the bottom-up analysis includes trade specific analysis. For example, within the credit spectrum, the team also seeks to evaluate many trade specifics, including liquidity, position size, upside/downside, and relative versus absolute value.

We believe our vast experience in analyzing and investing in corporate and structured credit provides us with a strong competitive advantage over other lenders with more limited experience investing in these markets. The Investment Advisor has deep expertise in evaluating, underwriting, monitoring and trading senior secured first lien, second lien term loans and other corporate debt securities. In addition, the Investment Advisor also has deep expertise in evaluating the investment merits and structural considerations of CLO debt and equity investments.

Our capital is generally used by our corporate borrowers to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property. In making our CLO investments, we consider the indenture structure for that vehicle, its operating characteristics and compliance with its various indenture provisions, the collateral manager and its experience managing CLOs, as well as its corporate loan-based collateral pool.

The Investment Advisor believes it can mitigate risk by: (i) seeking the best relative value, which may equate to buying new loans and CLO debt and equity in the primary market at a discount or purchasing in the secondary market, and (ii) seeking to buy loans and CLO debt and equity that the Investment Advisor believes have strong fundamentals and low default risk capable of withstanding significant downward pricing pressure.

Investment Process — Senior Secured Loans

The Investment Team’s senior secured loan investment strategy has been consistent throughout multiple credit environments and is predicated on the view that a conservative approach to investing in first lien and second lien senior secured loans is the optimal strategy over the course of a credit cycle. Given the idiosyncratic nature of secured loans, our Investment Team focuses on downside protection and overall credit quality when evaluating each and every loan borrower.

The Investment Team evaluates many factors during the due diligence phase, including; company-specific risk, industry risk, balance sheet risk, cash flow generation, liquidity of the loan, in addition to other factors. The aggregate output of this information provides a building block for deeper financial analysis, including base-case financial projections, and more importantly, downside-case financial projections. Once the initial research process is completed, the Investment Team makes an informed decision on the quality of a particular loan and whether or not it meets our strict criteria for investment.

Corporate credit analysts at the Investment Advisor are each responsible for coverage of specific industries. Our Investment Advisor believes that in order to appropriately analyze and underwrite senior secured loans, each analyst has to be an expert in their respective industry verticals. As a result, the Investment Advisor’s corporate credit analysts average over 12 years of experience in broadly syndicated and small to large company credit. As it relates to the due diligence process, each analyst draws not only on their personal analytical skillset, but also utilize their networks within the industry. This can include calls and visits with existing company management teams, former industry CEOs, industry experts, private equity sponsors and industry investment bankers. The aggregate of this initial information gathering then lays the groundwork for fundamental financial analysis and detailed financial modeling, whereby the credit analyst constructs a base case and downside case set of projections.

At the conclusion of the due diligence process, the credit analyst presents a formal investment memorandum to the entire Investment Team, which includes the Investment Committee (which averages over 21 years of credit investing experience) and all industry credit analysts. Our Investment Advisor views this part of our process as unique across credit investment firms but believes that this more fulsome and collaborative process leads to better investment decisions. Ultimately the Investment Committee needs to have a unanimous vote in order to approve any of our investments, working in collaboration with our Chief Investment Officer and the Investment Advisor’s loan portfolio manager to size the position appropriately for the risk.

Of equal importance, the monitoring phase of each loan investment is critical to the ultimate success of the loan position. Detailed quarterly writeups and model updates are done for each credit after they report earnings. However, the monitoring process is not just a quarterly event as credit analysts are digesting daily information and news regarding our borrowers, their industries and their competitors.

Investment Process — CLO Debt and Equity

The Investment Advisor’s CLO debt and equity investment strategy has also been consistent throughout multiple credit environments and is focused on three main areas: structure and documentation of the CLO, the underlying portfolio of the CLO, and the collateral manager of the CLO.

The structures of CLOs have become more robust since the pre-financial crisis era, with subordination of each rated tranche essentially improving by one rating category (i.e., a current BBB-rated tranche may have similar credit support from a subordination perspective as a pre-financial crisis A-rated tranche). CLO equity leverage is also lower from the pre-financial crisis era, with the equity tranche now representing approximately 9-10% of current structures versus approximately 7% in pre-crisis structures. The Investment Advisor believes that no two CLO structures are identical, thus it is critical to analyze the nuances of each structure and the underlying documentation. For example, CLOs with higher overcollateralization cushions can help protect CLO equity from future cash diversion in a stressed scenario. From a documentation standpoint, while post-financial crisis documents are more standardized, our Investment Team works to understand the nuances of each CLO, such as optional redemption rights, collateral quality limitations, reinvestment language optionality, and the ability to flush excess par to the equity holders.

A second critical aspect of the CLO investment process is the Investment Advisor’s focus on the overall portfolio characteristics and underlying loans within a CLO. From a top-down perspective we focus on the weighted-average rating factor (“WARF”), diversity, spread, loan bid depth, facility size, rating distribution and price distribution of the entire portfolio. For example, two portfolios with a weighted-average price of $98.00 may have very different overall portfolio characteristics, such as a higher concentration in lower-rated loans, which could lead to issues during a downgrade cycle. In addition, given our strong corporate credit investment team, we focus on the individual names of the underlying portfolio, with great focus on any loans we perceive to have heightened credit risk.

The collateral manager of the CLO is the third aspect the Investment Advisor spends a significant amount of its due diligence effort analyzing. The Investment Advisor tracks data compiled from third-party sources such as Intex, Moody’s Analytics and Bloomberg, as well as proprietary internal systems to create a detailed analysis of the CLO collateral manager universe. This process leads to rankings of collateral managers based on all of these criteria. In addition to the analytical and statistical process, the Investment Advisor also performs due diligence on collateral managers via in-person meetings and via telephone calls. Our goal is to meet the collateral managers we invest in at least twice per year.

Investment Process — ESG Integration

We believe that integrating ESG criteria and risk assessment should be an important component of our overall investment philosophy and process. PSCM formed its initial ESG policy statement and integrated an ESG framework into its investment process in 2019 and became a United Nations Principles for Responsible Investment signatory in 2020. It has also formed an ESG Committee which helps to develop and implement its ESG policies. The ESG Committee has developed and maintains a proprietary ESG scoring system. The Investment Team is responsible for utilizing the system to assign a score to each non-investment grade borrower to which the Company is a lender. Each scored non-investment grade borrower is assigned an environmental score, a social score and a governance score, with the scoring based on whether the non-investment grade borrower is determined to be subject to material environmental, social, or governance risks that may negatively impact credit quality and/or valuations and/or whether the non-investment grade borrower is believed to not be sufficiently mitigating such risks. These scores inform our underwriting and monitoring processes, but are not used on a standalone basis to approve or decline an investment. In addition, effective March 1, 2021, we have implemented policies and procedures to screen for Prohibited ESG Securities (as defined below) in our potential investments. Our Investment Committee, together with PSCM’s ESG Committee, is responsible for monitoring our investments to ensure that our ESG guidelines are met.

Our ESG guidelines state that we will not directly purchase any “Prohibited ESG Security.” We define a “Prohibited ESG Security” as any debt obligation of, equity interest in, or credit default swap referencing a company where the consolidated group is a group whose Primary Business Activity (as defined below) at the time of purchase is: (i) the speculative extraction of oil and gas (commonly referred to as exploration and production); (ii) the speculative extraction of thermal coal or the generation of electricity using coal; (iii) the production of or trade in Controversial Weapons (as defined below); (iv) the production of or trade in components or services that have been specifically designed or designated for military purposes for the functioning of Controversial Weapons; or (v) the trade in (a) hazardous chemicals, pesticides and wastes, ozone depleting substances, endangered or protected wildlife or wildlife products, of which production or trade is banned by applicable global conventions and agreements; (b) pornography or prostitution; (c) tobacco or tobacco-related products; (d) subprime lending or payday lending activities; or (e) weapons or firearms. We define “Controversial Weapons” as any controversial weapons (such as cluster bombs, anti-personnel mines, chemical or biological weapons) which are prohibited under applicable international treaties or conventions. We define “Primary Business Activity” as, in relation to a consolidated group of companies, for the purposes of determining whether a security is a Prohibited ESG Security, where such group derives more than 50 percent of its revenues for the relevant business, trade or production (as applicable).

Following its effectiveness on March 1, 2021, our ESG guidelines are followed by our Investment Committee on a go-forward basis, and certain of our investments held prior to March 1, 2021, including as set forth in the schedule of investments herein, may not have satisfied our newly adopted ESG guidelines. Our Investment Committee is responsible for the execution and continued progress of integration of ESG criteria into our investment strategy, and will support efforts to collaborate with our investors and others in the investment industry to assess and prioritize the ESG topics that are most relevant to the Company and our investors.

Investment Process — Ongoing Portfolio Monitoring

The Investment Advisor employs an active relative value scoring system to monitor portfolio investments throughout the life of a loan. Existing positions are assigned a score of 5 to 1 to each position, which is updated on an ongoing basis and the Investment Advisor’s analysts incorporate both a fundamental and relative value view. The scoring system is as follows:

5.      Add Now Where Possible/Outperforming or Compelling Relative Value

4.      Performing At or Above Plan/Add on Relative Where Applicable

3.      Hold/Fair Value

2.      Sell Opportunistically/Don’t Add

1.      Sell Now Where Possible/Potential for Impairment.

Analyst Scoring System Breakdown[1]

Rating Score 2,
6.3%
Rating Score 3,
27.5%
Rating Score 4,
66.2%

____________

(1)      Represents platform-level full bank loan portfolio positioning on a fair value weighted basis as of September 30, 2023.

Investment Committee

The Investment Advisor’s Investment Committee is chaired by Angie K. Long, and the other members of the Investment Committee are Christopher D. Long, Matthew L. Bloomfield and Jeffrey D. Fox. The members of the Investment Committee are jointly responsible for the day-to-day management of the portfolio, and have equal rights with respect to the management of the portfolio. The extensive experience of the investment professionals serving on our Investment Committee includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. This diverse skill set provides a range of perspectives in the evaluation of each investment opportunity.

Competition

Our primary competitors in investing in corporate debt and CLO securities include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy as a RIC.

We use the expertise of the investment professionals of PSCM to which we have access pursuant to the Resource Sharing Agreement to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we seek to use the relationships of the Investment Advisor to enable us to learn about, and compete effectively for, financing opportunities with attractive small to large private companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Implications of Being an Emerging Growth Company

We currently are, and expect to remain, an “emerging growth company,” as that term is used in the JOBS Act, until the earliest of:

•        up to five years measured from the date of the first sale of common stock pursuant to this registration statement;

•        the last day of the first fiscal year in which our annual gross revenues are $1.235 billion or more;

•        the date on which we have, during the preceding three-year period, issued more than $1.0 billion in non-convertible debt securities; and

•        the date that we become a “large-accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of June 30th of any year.

Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act of 2002, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

In addition, as an emerging growth company, we have elected to take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act for complying with new or revised accounting standards.

Employees

We do not currently have any employees. Each officer of the Company is an employee of the Investment Advisor or its affiliates. See “Management.”

Our day-to-day investment operations are managed by the Investment Advisor. Pursuant to its Resource Sharing Agreement with PSCM, the Investment Advisor has access to the individuals who comprise our Investment Advisor’s Investment Committee and Investment Team. The Investment Advisor may hire additional investment professionals to provide services to us, based upon its needs. See “Management Agreements.”

Legal Proceedings

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of the date of this prospectus, management was not aware of any pending or threatened litigation.

REGULATION

Regulation as a Business Development Company

We have elected to be regulated as a BDC under the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 150% after each issuance of senior securities.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons, as defined in Section 2(a)(19) of the 1940 Act, and, in some cases, prior approval by the SEC. As a BDC, we are limited in our ability to invest in any portfolio company in which our Investment Advisor or any of its affiliates currently has an investment or to make any co-investments with our Investment Advisor or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. The portion of our portfolio invested in securities issued by investment companies ordinarily will subject our stockholders to additional expenses. Our investment portfolio is also subject to diversification requirements by virtue of our qualification as a RIC for U.S. tax purposes and our intention to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs.

We will generally not be able to issue and sell our common stock at a price below NAV per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV of our common stock if our Board determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. We will comply with the conditions set forth in Section 63(2) of the 1940 Act when selling our common stock at a price below NAV. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We will be periodically examined by the SEC for compliance with the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any assets other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

•        Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•        is organized under the laws of, and has its principal place of business in, the United States;

•        is not an investment company (other than a small business investment company wholly owned by the Company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•        satisfies any of the following:

•        does not have any class of securities that is traded on a national securities exchange;

•        has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non- voting common equity of less than $250 million;

•        is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•        is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

•        Securities of any eligible portfolio company that we control.

•        Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•        Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•        Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•        Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must be operated for the purpose of making investments in the types of securities described under “— Regulation as a Business Development Company — Qualifying Assets,” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does in fact provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, such that at least 70% of our assets are qualifying assets.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Code of Ethics

We and our Investment Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establish procedures for personal investments and restrict certain transactions by our personnel. The codes of ethics generally do not permit investments by our employees or employees of our Investment Advisor in securities that may be purchased or held by us.

We hereby undertake to provide a copy of the codes to any person, without charge, upon request. Requests for a copy of the codes may be made in writing addressed to Palmer Square Capital BDC Inc., Attention: Secretary, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, or by emailing us at: investorrelations@palmersquarecap.com.

Compliance Policies and Procedures

We and our Investment Advisor have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures.

Exchange Act and Sarbanes-Oxley Act Compliance

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on certain publicly held companies and their insiders. Assuming certain requirements are met, many of these requirements affect us. For example:

•        pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the consolidated financial statements contained in our periodic reports;

•        pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•        pursuant to Rule 13a-15 of the Exchange Act, subject to certain assumptions, our management is required to prepare an annual report regarding its assessment of our internal control over financial reporting and, depending on our accelerated filer status, this report may be required to be audited by our independent registered public accounting firm; and

•        pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were material changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Investment Advisor. The Proxy Voting Policies and Procedures of our Investment Advisor are set forth below. The guidelines are reviewed periodically by our Investment Advisor and our independent directors, and, accordingly, are subject to change.

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, our Investment Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for our Investment Advisor’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Our Investment Advisor intends to vote proxies relating to our securities in the best interest of the Company’s stockholders. It reviews on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by the Company. Although our Investment Advisor will generally vote against proposals that may have a negative impact on the Company’s portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our Investment Advisor are made by the senior officers who are responsible for monitoring each of the Company’s investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Investment Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information without charge about how our Investment Advisor voted proxies by making a written request for proxy voting information to: Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, Attention: Investor Relations.

Privacy Principles

The Company looks to protect nonpublic personal data. The Company’s privacy policy summarized below is intended to be compliant with the federal and state regulations as applied to the Company.

From time to time nonpublic personal information of our stockholders may be collected as required for legitimate business purposes. The Company may share all of the information that we collect with our Investment Advisor and its affiliates in order to service stockholder accounts or provide stockholders with information about other products and services offered by the Company or the Investment Advisor or its affiliates that may be of interest to them.

In addition, the Company may disclose all of the information that it collects about stockholders to certain third parties who are not affiliated with the Company or the Investment Advisor or its affiliates under one or more of the following circumstances:

1.      As Authorized — if a stockholder requests or authorizes disclosure of the information.

2.      As Required by Law — for example, to cooperate with regulators or law enforcement authorities.

3.      As Permitted by Law — for example, sharing information with companies that maintain, process or service Company or stockholder accounts or financial products and services or who effect, administer or enforce Company or stockholder transactions is permitted. Among other activities, the Company and its Investment Advisor and its affiliates may share information with persons acting in a representative or fiduciary capacity on the Company’s or a stockholder’s behalf. The Company believes that sharing of information for these purposes is essential to providing stockholders with necessary or useful services with respect to their accounts.

The Company and the Investment Advisor and its affiliates restrict access to nonpublic personal information about stockholders internally to those of their respective employees and agents who need to know the information to enable them to provide services to the stockholders. The Company and the Investment Advisor and its affiliates maintain physical, electronic and procedural safeguards to guard stockholder’s nonpublic personal information.

MANAGEMENT

Our Board oversees our management. Our Board currently consists of five members, three of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. Our Board elects our officers, who serve at the discretion of our Board until the next election of officers or until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement, disqualification or removal. The responsibilities of our Board include the quarterly valuation of our assets and the oversight of our investment activity, corporate governance activities and financing arrangements. Oversight of our investment activities extends to oversight of the risk management processes employed by our Investment Advisor as part of its day-to-day management of our investment activities. Our Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Investment Advisor as necessary and periodically requesting the production of risk management reports or presentations. The goal of our Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. However, our Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Our Board has also established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and may establish additional committees in the future.

Board of Directors and Officers

Our Board is presently composed of five directors. Under our charter and bylaws, our directors are divided into three classes. At each annual meeting, directors are elected for a term expiring at the third succeeding annual meeting, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement, disqualification or removal.

Directors

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Directorships Held During the Past 5 years(2)
Independent Directors
Christopher C. Nelson – 49	Director	Class II Director since November 2019; Term Expires 2026	Wealth Advisor at SeaCrest Wealth Management, a financial advisory firm, since May 2018. Vice President at Enterprise Trust Company, an investment management firm, from February 2013 to February 2018.	None
Megan L. Webber – 48	Director	Class I Director since November 2019; Term Expires 2025	Financial Reporting Manager at The Anschutz Corporation, a private holding company.

Member of the Board of Trustees of Palmer Square Opportunistic Income Fund since August 2014. Member of the Board of Trustees of Montage Managers Trust, a registered investment company (ceased operations in 2017).

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Directorships Held During the Past 5 years(2)
James W. Neville Jr. – 59	Director	Class III Director since November 2019; Term Expires 2024	Proprietary trader and investor. Portfolio Manager at Great Plains Principal Trading, an asset management firm, from January 2012 through June 2019.

Member of the Board of Trustees of Palmer Square Opportunistic Income Fund since August 2014. Member of the Board of Trustees of Montage Managers Trust, a registered investment company (ceased operations in 2017).

Interested Directors
Christopher D. Long – 48	Chief Executive Officer and Chairman	Class I Director since November 2019; Term Expires 2025	Chief Executive Officer of Palmer Square Capital Management LLC.	Member of the Board of Trustees of Palmer Square Opportunistic Income Fund from August 2014 to October 2018.
Jeffrey D. Fox – 48	Chief Financial Officer and Director	Class III Director since November 2019; Term Expires 2024	President of Palmer Square Capital Management LLC since March 2020. Managing Director of Palmer Square Capital Management LLC from April 2013 to March 2020.	None

____________

(1)      The business address of each of our directors is c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

(2)      No director otherwise serves as a director of an investment company subject to the 1940 Act.

Officers Who Are Not Directors

Information regarding our officers who do not serve on the Board is as follows:

Name, Address and Age(1)	Positions held with Company	Principal Occupation(s) During the Past 5 Years
Angie K. Long – 49	Chief Investment Officer

Ms. Long was appointed as our Chief Investment Officer in 2019. Ms. Long also serves as Chief Investment Officer of PSCM and has key responsibilities for all investment-related activities at PSCM. Prior to joining PSCM in 2011, Ms. Long worked for JPMorgan Chase & Co. in New York for 13 years. Ms. Long held many senior roles including Deputy Head of North American Credit Trading, Head of High Yield Trading, and Head of Credit Derivatives Trading. Ms. Long has been a trader of many products including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage, and structured credit. In addition, she worked with the Global Head of Credit Trading to help oversee risk management for the High Yield and High Grade credit trading books. Ms. Long is married to Christopher D. Long, our Chairman and Chief Executive Officer. Ms. Long received an AB degree in Economics from Princeton University and is also a CFA® charterholder.

Matthew L. Bloomfield – 43	President

Mr. Bloomfield was appointed as our President in 2022. Mr. Bloomfield is the Portfolio Manager for PSCM’s US CLO management platform and has key responsibilities for all of PSCM’s leveraged loan product offerings and risk management. He is a member of both the US and European CLO investment committees, as well as a member of the Company’s Investment Committee. Prior to joining PSCM in 2015, Mr. Bloomfield worked at Golub Capital in Chicago, most recently as an Associate Portfolio Manager within the Broadly Syndicated Loan Group where he focused on investing in leveraged loans via CLOs and separately managed accounts. Prior to joining Golub Capital, Mr. Bloomfield worked at Giuliani Capital Advisors in Chicago as an Analyst and subsequently Associate in the Investment Banking Group where he focused on special situations and restructuring mandates. Mr. Bloomfield earned an MBA in Finance from Northwestern University’s Kellogg School of Management, as well as a BS and BGS in Business Administration and Economics, respectively, from the University of Kansas.

Scott A. Betz – 46	Chief Compliance Officer

Mr. Betz was appointed as our Chief Compliance Officer in 2019. Mr. Betz also serves as Chief Operating Officer of PSCM and previously served as Chief Compliance Officer of PSCM from March 2018 to March 2021. Prior to joining PSCM in March 2018, Mr. Betz worked for over 14 years at Scout Investments, most recently as Chief Operating Officer, Chief Compliance Officer and Treasurer. Prior to joining Scout Investments, Mr. Betz worked for over six years at UMB Bank as a Performance Measurement Specialist and subsequently as Investment Technology Officer. Mr. Betz received an MBA degree and a BA degree in Political Science from the University of Missouri-Kansas City.

Name, Address and Age(1)	Positions held with Company	Principal Occupation(s) During the Past 5 Years
Stacy Brice – 43	Secretary

Ms. Brice was appointed as our Secretary in 2019. Ms. Brice joined PSCM as Vice President of Compliance and Legal Counsel in August 2019 and was promoted to Chief Compliance Officer of PSCM in March 2021. Prior to joining PSCM, Ms. Brice worked for LibreMax Capital, LLC, based in New York, from 2015 to 2019, where she held positions of increasing responsibility including Deputy Chief Compliance Officer and was primarily responsible for the investment advisor’s compliance program. Before LibreMax, Ms. Brice was the Senior Compliance Officer for Glade Brook Capital Partners, LLC, a registered investment advisor, based in Greenwich, CT, where she was responsible for designing and implementing the compliance program. Previously, Ms. Brice was Assistant Counsel and a member of the legal department responsible for all compliance, regulatory and legal matters at Graham Capital Management, L.P, a registered investment advisor based in Rowayton, CT. Ms. Brice earned a Bachelor of Science in Finance from the Spears School of Business at Oklahoma State University and a Juris Doctorate from the University of Oklahoma, College of Law.

Quinn Ottwell – 34	Treasurer

Mr. Ottwell was appointed as our Treasurer in 2022. Mr. Ottwell also serves as Vice President of PSCM and previously served as an Associate of PSCM from December 2017 to December 2018, and as an Analyst from November 2014 to December 2017. Prior to joining PSCM in November 2014, Mr. Ottwell worked for Driehaus Capital Management from August 2012 to August 2014 where he was an analyst within the operations department. His role included cash management and reconciliation for the company’s funds and separately managed accounts in both equities and fixed income. Mr. Ottwell received a BS degree in Business Administration with an emphasis in Finance, Banking, and Real Estate from the University of Missouri — Columbia.

____________

(1)      The business address of each of our officers is c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

Christopher D. Long

Mr. Long was appointed as our Chairman and Chief Executive Officer in 2019 and has served on our Board since November 2019. Mr. Long has also served as Chief Executive Officer of our Investment Advisor since 2019 and Chief Executive Officer of PSCM since 2009 and is responsible for managing our Investment Advisor’s and PSCM’s overall business. Mr. Long also served as our President from November 2019 to March 2022 and as President of PSCM from 2009 to March 2020. Since PSCM’s inception, Mr. Long has been successful in not only building a highly-experienced investment team, but also an integrated credit investment platform that manages mutual fund offerings, private funds and separately managed accounts. PSCM has a client list that spans not only institutions and family offices, but also registered investment advisers, banks/trusts, and broker-dealers. Mr. Long’s previous work experience includes key investment roles at Prairie Capital and Sandell Asset Management as well as working at Morgan Stanley in the Credit Derivatives and Distressed Securities Group focused on the firm’s proprietary investments. Before Morgan Stanley, he worked at TH Lee Putnam Ventures, a private equity fund sponsored by Thomas H Lee Partners and Putnam Investments. In that role, he also served on the Board of Directors of Avero, Inc. and was a Board Observer for Parago, Inc. He started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group) advising corporations and private equity firms on investment banking and capital markets. Mr. Long previously served on the board of trustees of Palmer Square Opportunistic Income Fund (Nasdaq) from August 2014 to October 2018. Mr. Long is married to Angie K. Long, our Chief Investment Officer. He received an MBA degree from the Harvard Business School and an AB degree in Economics cum laude from Princeton University. The Board believes that Mr. Long’s strong investment and operating leadership experience qualifies him to serve on the Board.

Jeffrey D. Fox

Mr. Fox was appointed as our Chief Financial Officer in 2019 and has served on our Board since November 2019. Mr. Fox has also served as Chief Financial Officer of our Investment Advisor since 2019 and as President of PSCM since March 2020. Mr. Fox previously served as our Treasurer from November 2019 to March 2022 and as Managing Director of PSCM from April 2013 to March 2020. Prior to joining PSCM in April 2013, Mr. Fox worked for Sandler O’Neill and Partners from September 2011 to March 2013 where he was a Managing Director within Fixed Income where he was involved in the structuring and sales of many products including Collateralized Loan Obligations. Before Sandler O’Neill, Mr. Fox worked for Société Générale as a Director within Global Markets Advisory where he was instrumental in the US CDO/CLO and RMBS Credit Advisory effort. His work included the restructuring of various structured credit legacy positions for European institutions as well as the modeling behind the corporate rating and pricing for various structured products. Prior to Société Générale, Mr. Fox was employed by JPMorgan Chase & Co/Bear Stearns, where he was an Associate Director in the FAST organization focusing on the structuring of Trust Preferred CDOs and CLOs. Also while at Bear Stearns, Mr. Fox managed the global CDO analytics desk which included intensive credit modeling of various asset classes. Mr. Fox received a MS degree in Computer Information Systems from Arizona State University and a BS degree in Geology with a minor in Mathematics from Northern Arizona University. The Board believes that Mr. Fox’s strong operational and financial experience qualifies him to serve on the Board.

Independent Directors

Megan L. Webber

Ms. Webber has served on our Board since November 2019. Ms. Webber is a Financial Reporting Manager at The Anschutz Corporation, where she has worked for over 19 years. Prior to Anschutz Corporation, she was a Supervising Audit Senior at KPMG, LLP from 1997 to 2000. Ms. Webber has served on the board of trustees of Palmer Square Opportunistic Income Fund (Nasdaq) since 2014, and previously served on the board of trustees of Montage Managers Trust from July 2015 to March 2017. Ms. Webber received a BS in Accounting from Indiana University and received her CPA license in 1997. The Board believes that Ms. Webber’s strong financial and audit experience qualifies her to serve on the Board.

James W. Neville Jr.

Mr. Neville has served on our Board since November 2019. Mr. Neville is an active proprietary trader and investor. He was a Portfolio Manager at Great Plains Principal Trading from January 2012 through June 2019. Prior to Great Plains Principal Trading, Mr. Neville served as a proprietary trader for over 23 years, focusing on agriculture futures and options as well as stock index futures and energy. Mr. Neville has served on the board of directors of Palmer Square Opportunistic Income Fund (Nasdaq) since 2014. The Board believes that Mr. Neville’s strong investment management and trading experience qualifies him to serve on the Board.

Christopher C. Nelson

Mr. Nelson has served on our Board since November 2019. Mr. Nelson is a Wealth Advisor at SeaCrest Wealth Management, where he has worked since May 2018. Prior to SeaCrest Wealth Management, Mr. Nelson was a Vice President at Enterprise Trust Company from February 2013 to February 2018, where he led the Kansas City team. Prior to that, Mr. Nelson held investment management roles at The Private Bank, Kornitzer Capital Management, and The Bank of New York. Mr. Nelson received a Bachelor of Arts in English from Gettysburg College in Gettysburg, Pennsylvania. The Board believes that Mr. Nelson’s strong investment management experience qualifies him to serve on the Board.

Board of Directors Leadership Structure

Our business and affairs are managed under the direction of our Board. Our Board consists of five members, three of whom are independent directors. The Board appoints our officers, who serve at the discretion of our Board. The responsibilities of the Board include quarterly determinations of the fair value of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

The Board’s role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by the Investment Advisor as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Investment Advisor as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments.

Our Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and the Board may establish additional committees from time to time as necessary. The scope of each committee is discussed in greater detail below.

Our Board does not have a lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of our Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of non-independent directors and management, the establishment of an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, which are comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

Christopher D. Long, a non-independent director, serves as Chairman of our Board. Our Board believes that it is in the best interests of our investors for Mr. Long to lead the Board because of Mr. Long’s relationship with the Investment Advisor and with PSCM provides an effective bridge between our Board and management, and encourages an open dialogue between management and our Board, ensuring that these groups act with a common purpose. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its small size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management, the Investment Advisor and our Board.

Committees of the Board of Directors

An Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee have been established by our Board. All directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The members of our Audit Committee are Megan L. Webber, James W. Neville Jr. and Christopher C. Nelson, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Ms. Webber serves as Chair of our Audit Committee. Our Board has determined that Ms. Webber is an “audit committee financial expert” under SEC rules. Our Audit Committee’s responsibilities include selecting our independent registered public accounting firm; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements; pre-approving the fees for services performed; reviewing, in consultation with the independent registered public accounting firm, the adequacy of internal control systems; reviewing our annual financial statements; overseeing internal audit staff, if any, and periodic filings; and receiving our audit reports and financial statements. For the year ended December 31, 2023, our Audit Committee met four times. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants. The Audit Committee has adopted a written Audit Committee Charter, which is available on our website.

The function of the Audit Committee is oversight. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the Company’s stockholders. The Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to shareholder ratification).

In fulfilling their responsibilities, the members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Megan L. Webber, James W. Neville and Christopher C. Nelson, each of whom is an independent director. Mr. Nelson serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating qualified nominees to be elected to the Board by our stockholders at the annual stockholder meeting, selecting qualified nominees to fill any vacancies on our Board or a committee of our Board (consistent with criteria approved by our board of directors), developing and recommending to our Board a set of corporate governance principles applicable to us and overseeing the evaluation of our Board and our management.

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our secretary at the Company, c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315 Mission Woods, Kansas 66205. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director in an election contest (even if an election contest is not involved), including principal occupation or employment during the past five years and directorships on publicly held companies and investment companies during the past five years, and certain other information set forth in our bylaws, including the following minimum information for each director nominee: full name, age and address; number of shares of common stock owned, if any; whether the nominating stockholder believes the nominee is, or is not, an “interested person” as defined in the 1940 Act (and information regarding such individual that is sufficient, in the discretion of the Board, to make such determination); and a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our stockholders.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our company and our stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•        are of high character and integrity;

•        are accomplished in their respective fields, with superior credentials and recognition;

•        have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•        have sufficient time available to devote to our affairs;

•        are able to work with the other members of the Board and contribute to our success;

•        can represent the long-term interests of our stockholders as a whole; and

•        are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses director diversity, among other factors, with a view toward the needs of our Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves our needs and the interests of our stockholders. The Nominating and Corporate Governance Committee’s charter is available on our website.

The Nominating and Corporate Governance Committee was formed on March 10, 2022. For the year ended December 31, 2023, the Nominating and Corporate Governance Committee met one time.

Compensation Committee

The members of our Compensation Committee are Megan L. Webber, James W. Neville and Christopher C. Nelson, each of whom is an independent director. Mr. Neville serves as Chairman of the Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our chief executive officer and all other executive officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the directors. It is the responsibility of the independent directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. As none of our executive officers currently is compensated by us, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee’s charter is available on our website.

The Compensation Committee was formed on March 10, 2022. For the year ended December 31, 2023, the Compensation Committee met zero times.

Portfolio Management

The management of our investment portfolio is the responsibility of our Investment Advisor and our Investment Advisor’s Investment Committee. The Investment Committee is chaired by Angie K. Long, and the other members of the Investment Committee are Christopher D. Long, Matthew L. Bloomfield and Jeffrey D. Fox. All members of the Investment Committee must approve each new investment that we make. The Investment Committee is assisted by additional investment professionals that comprise the Investment Team.

As of December 31, 2023, the members of our Investment Advisor’s Investment Committee were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed(1)	Total Assets (in millions) (1)	Number of Accounts Managed for which Advisory Fee is Based on Performance(1)	Total Assets for which Advisory Fee is Based on Performance (in millions)(1)
Christopher D. Long	Registered Investment Companies:	4	$1,212	0	$—
	Other Pooled Investment Vehicles:	54	$24,613	47	$23,193
	Other Accounts:	88	$2,354	0	$—

Angie K. Long	Registered Investment Companies:	6	$1,346	0	$—
	Other Pooled Investment Vehicles:	54	$24,613	47	$23,193
	Other Accounts:	62	$2,342	0	$—

Matthew L. Bloomfield	Registered Investment Companies:	0	$—	0	$—
	Other Pooled Investment Vehicles:	40	$21,436	40	$21,436
	Other Accounts:	0	$—	0	$—

Jeffrey D. Fox	Registered Investment Companies:	0	$—	0	$—
	Other Pooled Investment Vehicles:	40	$21,436	40	$21,436
	Other Accounts:	0	$—	0	$—

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(1)      Estimated.

Portfolio Manager Compensation Structure

The portfolio managers receive a fixed base salary and a discretionary bonus. Each portfolio manager is an equity owner of the majority owner of the Investment Advisor and indirectly shares in the Investment Advisor’s profits. See “Risk Factors — Risks Related to our Business and Structure — Our executive officers and directors, our Investment Advisor, PSCM and their affiliates, officers, directors and employees may face certain conflicts of interest” and “Related Party Transactions, Certain Relationships and Conflicts of Interest.” The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

Compensation of Executive Officers

None of our officers receives direct compensation from us. However, Messrs. Long and Fox and Ms. Long, through their indirect financial interests in our Investment Advisor, have an indirect pecuniary interest in the investment advisory fees paid by us under the Advisory Agreement. In addition, the Company is responsible for expenses incurred by the Administrator in connection with administering the Company’s business, including making payments to the Administrator based upon the Company’s allocable portion of the Administrator’s overhead and other expenses associated with performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the costs of compensation and related expenses of the Company’s Chief Compliance Officer and Chief Financial Officer and their respective administrative support staffs.

Compensation of Directors

The independent directors currently receive an annual fee of $25,000 and, effective upon the completion of this offering, will receive an annual fee of $75,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting, each special meeting and each committee meeting attended. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. No compensation is paid to directors who are “interested persons.” The Board reviews and determines the compensation of independent directors.

The following table shows information regarding the compensation earned by our directors for the year ended December 31, 2023. No compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from Palmer Square Capital BDC Inc.(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Palmer Square Capital BDC Inc. Paid to Director(1)
Independent Directors
Megan L. Webber	$25,000	—	$25,000
James W. Neville Jr.	$25,000	—	$25,000
Christopher C. Nelson	$25,000	—	$25,000
Interested Directors
Christopher D. Long	$—	—	$—
Jeffrey D. Fox	$—	—	$—

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(1)      For a description of the independent directors’ compensation, see above.

(2)      We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Beneficial Ownership of Directors and Portfolio Managers

Information as to the beneficial ownership listed in the table below is based on information furnished to the Company by the persons listed in the table. We are not part of a “family of investment companies,” as that term is defined under SEC rules. The following table sets forth the dollar range of our common stock beneficially owned by each of our directors as of December 31, 2023.

Name of Director	Dollar Range of Equity Securities in Palmer Square Capital BDC Inc.(1)(2)
Independent Directors
Megan L. Webber	None
James W. Neville Jr.	None
Christopher C. Nelson	None
Interested Directors
Christopher D. Long	Over $100,000
Jeffrey D. Fox	Over $100,000

____________

(1)      Dollar ranges are as follows: None, $1– $10,000, $10,001– $50,000, $50,001– $100,000, or over $100,000.

(2)      Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

We consider Christopher D. Long, Angie K. Long, Matthew L. Bloomfield and Jeffrey D. Fox, who are the members of our Investment Advisor’s Investment Committee, to be our portfolio managers. The table below shows the dollar range of shares of our common stock to be beneficially owned by each of our portfolio managers as of December 31, 2023.

Name of Portfolio Manager	Dollar Range of Equity Securities in Palmer Square Capital BDC Inc.(1)(2)
Christopher D. Long	Over $100,000
Angie K. Long	Over $100,000
Matthew L. Bloomfield	Over $100,000
Jeffrey D. Fox	Over $100,000

____________

(1)      Dollar ranges are as follows: None, $1– $10,000, $10,001– $50,000, $50,001– $100,000, or over $100,000.

(2)      Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act

MANAGEMENT AGREEMENTS

Our Investment Advisor

The Investment Advisor

The Investment Advisor serves as our investment adviser pursuant to the Advisory Agreement and manages our day-to-day operations and provides us with investment advisory and management services and certain administrative services. The Investment Team is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. As of September 30, 2023, the Investment Team was comprised of 28 investment professionals, all of whom dedicate a substantial portion of their time to the Company. In addition, the team has eight dedicated operations professionals. The Investment Advisor believes that it has experienced support personnel, including individuals with expertise in risk management, legal, accounting, tax, information technology and compliance, among others.

The Investment Team employs a blend of top-down and granular, bottom-up fundamental credit analysis. The senior members of the Investment Team have been actively involved in the alternative credit investing market for an average of 21 years and have built strong relationships with private equity sponsors, banks and financial intermediaries. The Investment Committee is comprised of four members who are responsible for approving all of our investments and is responsible for the day-to-day management of the portfolio. See “Business — Investment Committee” for a discussion of the Investment Committee.

The Investment Advisor has entered into the Resource Sharing Agreement with PSCM, pursuant to which PSCM provides the Investment Advisor with access to the resources of PSCM, including the Investment Team, so as to enable the Investment Advisor to fulfill its obligations under the Advisory Agreement. Through the Resource Sharing Agreement, the Investment Advisor capitalizes on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of PSCM’s investment professionals.

Investment Advisory Agreement

Subject to the overall supervision of our Board and in accordance with the 1940 Act, the Investment Advisor manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Advisory Agreement, our Investment Advisor:

•        determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•        identifies, evaluates and negotiates the structure of the investments we make;

•        performs due diligence on prospective portfolio companies;

•        executes, closes, services and monitors the investments we make;

•        determines the securities and other assets that we purchase, retain or sell; and

•        provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Pursuant to the Advisory Agreement, we pay the Investment Advisor a fee for its investment advisory and management services consisting of two components — a base management fee and, subsequent to this offering, an incentive fee. The cost of both the base management fee and, subsequent to this offering, the incentive fee, is ultimately borne by our stockholders.

Base Management Fee

In return for providing management services to the Company, the Company pays the Investment Advisor a base management fee. Upon completion of this offering, the base management fee is calculated and paid quarterly at an annual rate of 1.75% of the average value of the weighted average (based on the number of shares outstanding each day in the quarter) of the Company’s total net assets at the end of the two most recently completed calendar quarters. The base management fee for any partial quarter will be pro-rated based on the number of days actually elapsed in that quarter relative to the total number of days in such quarter.

Prior to this initial public offering, the base management fee is 2.00% of the average value of the weighted average (based on the number of shares outstanding each day in the quarter) of the Company’s total net assets at the end of the two most recently completed calendar quarters. The Investment Advisor, however, during any period prior to this offering agreed to waive its right to receive management fees in excess of an annual rate of 1.75% of the average value of the weighted average total net assets at the end of each of our two most recently completed calendar quarters. The Investment Advisor will not be permitted to recoup any base management fees waived for any period of time prior to completion of this offering.

Incentive Fee

Pursuant to the Advisory Agreement, the Investment Advisor is not entitled to an incentive fee prior to this offering because the Advisory Agreement provides that no incentive fee is payable prior to a Listing. Effective upon completion of this offering, the Investment Advisor will be entitled to an incentive fee, or the “Income Incentive Fee”, based on the Company’s pre-incentive fee net investment income for the then most recently completed calendar quarter, as adjusted downward (but not upward) if over the most recently completed and eleven preceding calendar quarters since this initial public offering (or if shorter, the number of calendar quarters since this offering) (each such period is referred to herein as the “Trailing Twelve Quarters”) aggregate net realized losses on the Company’s investments exceed the Company’s aggregate net investment income over the same period, excluding the most recently completed quarter, as described in more detail below. In this regard, if the Company’s net realized losses over the Trailing Twelve Quarters since this offering (or if shorter, the number of calendar quarters since this offering) are greater than the Company’s net investment income over the same period, excluding the most recently completed quarter, then the pre-incentive fee net income used in the calculation of the Income Incentive Fee would be subject to a downward adjustment. The amount of the adjustment would be equal to the amount by which such net realized losses exceed such net investment income. On the other hand, if the Company’s net investment income over the Trailing Twelve Quarters since this offering (or if shorter, the number of calendar quarters since this offering) is equal to or greater than the Company’s net realized losses over the same period, excluding the most recently completed quarter, then no adjustment to pre-incentive fee net investment income would be made. The Income Incentive Fee will be calculated and payable quarterly in arrears commencing with the first calendar quarter following this offering. The Company will pay the Investment Advisor an Income Incentive Fee with respect to its “adjusted net investment income” in each calendar quarter as follows:

•        no Income Incentive Fee in any calendar quarter in which the Company’s “adjusted net investment income” does not exceed an amount equal to a “hurdle rate” of 1.5% per quarter (6% annualized) of the Company’s total net assets at the end of that quarter (the “Hurdle Amount”);

•        100% of the Company’s “adjusted net investment income” with respect to that portion of such “adjusted net investment income,” if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Catch-Up Amount”) determined on a quarterly basis by multiplying 1.6875% by the Company’s total NAV for the immediately preceding calendar quarter. The Catch-Up Amount is intended to provide the Investment Advisor with an incentive fee of 12.5% on all of the Company’s “adjusted net investment income” when the Company’s “adjusted net investment income” reaches the Catch-Up Amount in any calendar quarter; and

•        for any calendar quarter in which the Company’s “adjusted net investment income” exceeds the Catch-Up Amount, the Income Incentive Fee shall equal 12.5% of the amount of the Company’s “adjusted net investment income” for the calendar quarter.

“Adjusted net investment income” means the Company’s “pre-incentive fee net investment income” during the then most recently completed calendar quarter minus the difference, if positive, between (i) the Company’s “net realized losses” over the then Trailing Twelve Quarters (or if shorter, the number of calendar quarters that have occurred since this offering) and (ii) the Company’s “net investment income” over the Trailing Twelve Quarters (excluding the then most recently completed calendar quarter). No adjustment (downward or upward) will be made to “pre-incentive fee net investment income” if the difference between clause (i) minus clause (ii) is zero or negative.

“Pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Income Incentive Fee). “Pre-incentive fee net investment income” includes, in the case of investments with a deferred interest feature such as market discount, OID, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash.

“Net realized losses” in respect of a particular period means the difference, if positive, between (i) the aggregate realized capital losses on the Company’s investments in such period and (ii) the aggregate realized capital gains on the Company’s investments in such period. As noted above, “net realized losses” will not by itself cause an upward adjustment to adjusted net investment income. “Net investment income” in respect of the particular period means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the particular period, minus operating expenses for the particular period (including the base management fee, the Income Incentive Fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock). “Net investment income” includes, in the case of investments with a deferred interest feature such as market discount, OID, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash.

The Income Incentive Fee amount, or the calculations pertaining thereto, as appropriate, will be pro-rated for any period less than a full calendar quarter.

Effective upon completion of this offering, the Investment Advisor has also agreed to use the most recently completed and three preceding calendar quarters (each such period is referred to herein as the “Trailing Four Quarters”) in addition to the Trailing Twelve Quarters to compute the incentive fee payable to it by the Company. In conjunction therewith, the Investment Advisor has agreed to calculate the incentive fee based on the Trailing Twelve Quarters and the Trailing Four Quarters and in the event that any Trailing Four Quarter period calculation produces a lower incentive fee as compared to the applicable Trailing Twelve Quarter period calculation for any quarterly period, then the Trailing Four Quarter Period will be used in connection with the calculation of the incentive fee payable to the Investment Advisor by the Company for such quarter.

The following is a graphical representation of the calculation of the Income Incentive Fee based on “adjusted net investment income” that will be in place subsequent to this offering:

Example 1 — Income Incentive Fee:

Assumptions

•        Hurdle rate(1) = 1.5%

•        Base management fee(2) = 0.4375%

•        Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Alternative 1 — The Company is below the hurdle

Additional Assumptions

•        Investment income (including interest, dividends, fees, etc.) = 1.20%

•        Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 0.5625%

•        Net realized losses (realized capital losses — realized capital gains) = 0.00%(4)

•        Adjusted net investment income (pre-incentive fee net investment income — ([if positive] (net realized losses — net investment income))) = 0.5625%(5)

Adjusted net investment income does not exceed the hurdle rate, therefore there is no Income Incentive Fee.

Alternative 2 — The Company exceeds the hurdle

Additional Assumptions

•        Investment income (including interest, dividends, fees, etc.) = 2.30%

•        Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 1.6625%

•        Net realized losses (realized capital losses — realized capital gains) = 0.00%(4)

•        Adjusted net investment income (pre-incentive fee net investment income — ([if positive] (net realized losses — net investment income))) = 1.6625%(5)

Adjusted net investment income exceeds hurdle rate, therefore there is an Income Incentive Fee.

Income Incentive Fee

= 100% × “Catch-Up” + the greater of 0% AND (12.5% × (adjusted net investment income — 1.6875%)

= (100% × (1.6625% – 1.5000%)) + 0%

= 100% × 0.1625%

= 0.1625%

(1)    Represents a quarter of the 6.0% annualized hurdle rate.

(2)    Represents a quarter of the 1.75% annualized base management fee.

(3)    Excludes offering expenses (which our Investment Advisor has agreed to pay).

(4)    The calculation of “realized capital losses” and “realized capital gains” are amounts over the twelve calendar quarters immediately preceding the payment date.

(5)    If the amount of net realized losses over the Trailing Twelve Quarters preceding the payment date (or, alternatively, the Trailing Four Quarters preceding the payment date) exceeds the amount of net investment income over the same period, excluding the most recently completed quarter, then the amount of adjusted net investment income is reduced by that amount. Otherwise, the amount of adjusted net investment income is not changed.

Alternative 3 — The Company exceeds the catch-up

Additional Assumptions

•        Investment income (including interest, dividends, fees, etc.) = 2.70%

•        Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 2.0625%

•        Net realized losses (realized capital losses — realized capital gains) = 0.00%(4)

•        Adjusted net investment income (pre-incentive fee net investment income — ([if positive] (net realized losses — net investment income))) = 2.0625%(5)

Adjusted net investment income exceeds hurdle rate, therefore there is an Income Incentive Fee.

Income Incentive Fee

= 100% × “Catch-Up” + the greater of 0% AND (12.5% × (adjusted net investment income — 1.6875%)

= (100% × (1.6875% – 1.5000%)) + (12.5% × (2.0625% – 1.6875%))

= 0.1875% + (12.5% × 0.3750%)

= 0.1875% + 0.0469%

= 0.2344%

Alternative 4 — The Company does not exceed the hurdle due to net realized losses

Additional Assumptions

•        Investment income (including interest, dividends, fees, etc.) = 2.30%

•        Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 1.6625%

•        Net realized losses (realized capital losses — realized capital gains) = 9.00%(4)

•        Adjusted net investment income (pre-incentive fee net investment income — ([if positive] (net realized losses — net investment income)))(5)(6)

= 1.6625% – (9.00% – 8.00%)

= 1.6625% – 1.00%

= 0.6625%

Adjusted net investment income does not exceed the hurdle rate, therefore there is no Income Incentive Fee.

(4)    The calculation of “realized capital losses” and “realized capital gains” are amounts over the twelve calendar quarters immediately preceding the payment date.

(5)    If the amount of net realized losses over the Trailing Twelve Quarters preceding the payment date (or, alternatively, the Trailing Four Quarters preceding the payment date) exceeds the amount of net investment income over the same period, excluding the most recently completed quarter, then the amount of adjusted net investment income is reduced by that amount. Otherwise, the amount of adjusted net investment income is not changed.

(6)    The example assumes 8.00% net investment income over the twelve calendar quarters preceding the most recently completed quarter.

Payment of Our Expenses

All professionals of the Investment Advisor, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by the Investment Advisor and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions.

Duration and Termination

The Advisory Agreement was approved by the Board on November 13, 2019, as described further below under “Board Approval of the Investment Advisory Agreement,” for an initial two-year term. Unless terminated earlier as described below, the Advisory Agreement will remain in effect from year to year if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our Independent Directors. The Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Investment Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Advisory Agreement without penalty upon 60 days’ written notice.

The Advisory Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Advisory Agreement, the Investment Advisor and its professionals and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Investment Advisor’s services under the Advisory Agreement or otherwise as our investment adviser.

Administration Agreement

The Company has entered into the Administration Agreement with the Administrator. Pursuant to the Administration Agreement, the Administrator furnishes office facilities and equipment and provides clerical, bookkeeping, compliance, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, required administrative services, which include being responsible for the financial and other records that the Company is required to maintain and preparing reports to stockholders and reports and other materials filed with the SEC. In addition, the Administrator assists the Company in determining and publishing the Company’s NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports and other materials to stockholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the offer to provide such assistance.

Under the Administration Agreement, the Company reimburses the Administrator based upon its allocable portion of the Administrator’s overhead (including rent) in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of its officers (including the Company’s Chief Financial Officer and Chief Compliance Officer), and any of their respective staff who provide services to the Company, operations staff who provide services to the Company, and internal audit staff, if any, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley internal control assessment. In addition, if requested to provide managerial assistance to portfolio companies, the Administrator is reimbursed based on the services provided. The Administration Agreement has an initial term of two years and may be renewed with the approval of the Board. Our Board most recently determined to re-approve the Administration Agreement for an additional one-year ending January 13, 2025 at meeting held on November 9, 2023. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that the Administrator outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without any incremental profit to the Administrator.

In addition, the Administrator has, pursuant to the Sub-Administration Agreement, engaged the Sub-Administrator to act on behalf of the Company’s Administrator in the performance of certain other administrative services. The Company has also engaged Equiniti directly to serve as transfer agent, registrar and dividend disbursing agent and engaged U.S. Bank or its affiliates directly to serve as custodian.

Board Approval of the Investment Advisory Agreement

Our Board determined at an in person meeting held on November 13, 2019 to approve the Advisory Agreement for an initial two-year term. Unless terminated earlier as described below, the Advisory Agreement will remain in effect from year to year if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our Independent Directors. At a meeting held on March 10, 2022, our Board approved an amended and restated Advisory Agreement, to be effective upon completion of this offering. Our Board most recently determined to re-approve the Advisory Agreement for an additional one-year term ending January 13, 2025 at a meeting held on November 9, 2023. In its consideration of the approval of the Advisory Agreement, our Board focused on information it had received relating to, among other things:

•        the nature, quality and extent of the advisory and other services to be provided to us by our Investment Advisor under the proposed Advisory Agreement;

•        the investment performance of the Company and the Investment Advisor;

•        comparative data with respect to the investment performance of other BDCs with similar investment objective, strategies, risks, restrictions and types of securities purchased;

•        the fee structure under the Advisory Agreement and the Investment Advisor’s anticipated costs of providing services to us;

•        comparative data presented in materials distributed in advance of the meeting with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;

•        our operating expenses compared to BDCs with similar investment objectives;

•        any existing and potential sources of indirect benefits to our Investment Advisor from its relationship with us and the profitability of those relationships;

•        information about the services to be performed and the personnel performing such services under the Advisory Agreement;

•        economies of scale realized by the Investment Advisor (or that possibly might be realized by the Investment Advisor in the future) in connection with the Investment Advisor’s provision of services to us;

•        the organizational capability and financial condition of our Investment Advisor and its affiliates;

•        information about the operation of the Company’s management fee, including the fact that it is calculated as a percentage of net assets (and not gross assets like many of our peers) and the impact of the use or non-use of leverage thereon; and

•        the fact that the Company’s use of leverage is an essential aspect of its business plan and investment strategy.

In connection with their consideration of the approval of the Advisory Agreement, our Board gave weight to each of the factors described above, but did not identify any one particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, our Board concluded, in the exercise of their business judgment, that the management fees proposed to be paid by us were reasonable in light of the services provided to us by our Investment Advisor, our Investment Advisor’s anticipated costs, and our reasonably foreseeable asset levels. Our Board unanimously concluded that our Investment Advisor’s management likely would benefit us and our stockholders and that the Advisory Agreement should be re-approved for an additional one-year term.

License Agreement

We have also entered into a license agreement with PSCM under which PSCM has granted us a non-exclusive, royalty-free license to use the name “Palmer Square” for specified purposes in our business. Under the license agreement, we have a right to use the “Palmer Square” name, subject to certain conditions, for so long as our Investment Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Palmer Square” name.

Resource Sharing Agreement

The Investment Advisor is an affiliate of PSCM, with whom it has entered into the Resource Sharing Agreement. Under this agreement, PSCM provides the Investment Advisor experienced investment professionals and access to the senior investment personnel and other resources of PSCM and its affiliates. The Resource Sharing Agreement provides the Investment Advisor with access to deal flow generated by the professionals of PSCM and its affiliates and commits the members of the Investment Advisor’s investment committee to serve in that capacity. The Investment Advisor seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of PSCM’s investment professionals. The Resource Sharing Agreement may be terminated by either party on 60 days’ notice.

RELATED PARTY TRANSACTIONS, CERTAIN RELATIONSHIPS AND CONFLICTS OF INTEREST

Transactions with Related Persons

Investment Advisory Agreement

We have entered into the Advisory Agreement with our Investment Advisor pursuant to which we pay the Investment Advisor a base management fee and incentive fee (which incentive fee is only payable following the completion of this offering) in exchange for the Investment Advisor’s services sourcing, reviewing and structuring investment opportunities for us, underwriting and performing diligence on our investments and monitoring our investment portfolio on an ongoing basis. Our Board initially approved the Advisory Agreement at an in-person meeting in November 2019, and the Company entered into the Advisory Agreement in January 2020. Unless terminated earlier as described below, the Advisory Agreement will remain in effect from year to year if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our Independent Directors. At a meeting held on March 10, 2022, our Board approved an amended and restated Advisory Agreement, to be effective upon completion of this offering. Our Board most recently determined to re-approve the Advisory Agreement for an additional one-year term ending January 13, 2025 at a meeting held on November 9, 2023. Messrs. Long and Fox, through their indirect financial interests in our Investment Advisor, have an indirect pecuniary interest in the investment advisory fees paid by us under the Advisory Agreement. See, generally, “Management Agreements — Board Approval of the Investment Advisory Agreement” and “Management Agreements — Investment Advisory Agreement.”

Administration Agreement

We have entered into the Administration Agreement with the Administrator pursuant to which the Administrator furnishes us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services. Our Board approved the Administration Agreement in November 2019, and the Company entered into the Administration Agreement in January 2020. Our Board most recently determined to re-approve the Administration Agreement for an additional one-year ending January 13, 2025 at a meeting held on November 10, 2023. Under the Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. See “Management Agreements — Administration Agreement.”

Resource Sharing Agreement

The Investment Advisor is an affiliate of PSCM, with whom it has entered into the Resource Sharing Agreement. Under this agreement, PSCM provides the Investment Advisor experienced investment professionals and access to the senior investment personnel and other resources of PSCM and its affiliates. See “Management Agreements — Resource Sharing Agreement.”

License Agreement

We have also entered into the license agreement with PSCM under which PSCM has granted us a non-exclusive, royalty-free license to use the name “Palmer Square” for specified purposes in our business. See “Management Agreements — License Agreement.”

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the 1940 Act restricts us from participating in certain transactions with certain persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us. In addition, each of our directors and executive officers is required to complete questionnaire on an annual basis designed to elicit information about any potential related-party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors. We will not enter into any transactions unless and until we are satisfied that the transaction is not prohibited by the 1940 Act or, if such prohibitions exist, we have taken appropriate actions to seek Board review and approval or exemptive relief from the SEC for such transaction.

The Investment Advisor, PSCM, and their affiliates, partners and employees (collectively, “PSCM Affiliates”) may engage in any other business and furnish investment management and advisory services and other types of services to others which may include, without limitation, serving as investment manager or sponsor of other collective investment vehicles or managed accounts that acquire interests in, provide financing to or otherwise deal in securities or other investments that would be suitable investments for us. PSCM Affiliates furnish investment management or advisory services to other persons with investment policies similar or different to those of us. Such persons may own securities or other instruments of the same class or type or which may be senior to those held by us, and they have incentives, financial or otherwise, to favor certain accounts or vehicles over others. There is no assurance that accounts with similar strategies or investment objectives will hold the same investments or perform in a similar manner. This and other future activities of PSCM Affiliates may give rise to additional conflicts of interest.

Subject to certain 1940 Act restrictions on co-investments with affiliates or in accordance with the conditions of the co-investment exemptive relief provided by the SEC (as discussed below), the Investment Advisor offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with the Investment Advisor’s code of ethics and allocation policies, we might not participate in each individual opportunity but, on an overall basis, the Investment Advisor will seek to allocate investments across applicable client accounts in a manner that is fair and equitable on an overall basis.

We, the Investment Advisor and PSCM have been granted exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by PSCM in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts and investment vehicles managed by the Investment Advisor and its affiliates, including PSCM, may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our exemptive order permits us to invest with these investment funds, accounts and investment vehicles managed in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. Our exemptive relief permitting co-investments applies only if our independent directors review and approve each co-investment. The exemptive relief imposes other constraints on co-investments that limit the number of instances when the Company may rely on its protections.

The Investment Advisor and its affiliates have both subjective and objective policies and procedures in place that are designed to manage the potential conflicts of interest between the Investment Advisor’s fiduciary obligations to us and its similar fiduciary obligations to other clients. To the extent that we compete with entities sponsored or managed by the Investment Advisor or its affiliates for a particular investment opportunity, the Investment Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. The Investment Advisor’s allocation policies are intended to ensure that, over time, we may generally share equitably with other accounts sponsored or managed by the Investment Advisor or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts. There can be no assurance that the Investment Advisor’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Director Independence

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our directors, other than Mr. Christopher D. Long and Mr. Jeffrey D. Fox, is independent under the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board and our Secretary of any change in circumstance that may cause his or her status as an independent director to change. The Board limits membership on the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee to independent directors.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering there were 27,102,794 shares of common stock issued and outstanding and as of December 31, 2023, there were 227 stockholders of record. The following table shows information as of December 31, 2023, unless otherwise indicated, regarding the beneficial ownership of our common stock by: (i) each person that the Company believes beneficially holds more than 5% of the outstanding shares of common stock based solely on the Company’s review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act and Section 16 of the Exchange Act; (ii) each director and nominee; (iii) each executive officer of the Company; and (iv) all directors and executive officers as a group.

The percentage ownership is based on 27,102,794 shares of our common stock issued and outstanding as of December 31, 2023. Unless otherwise indicated, all persons named as beneficial owners of our common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o Palmer Square Capital BDC Inc., Attention: Secretary, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

Name and Address	Shares Owned (pre-offering)(1)		Percentage of Common Stock Outstanding (pre-offering)(2)	Shares Owned (post-offering)		Percentage of Common Stock Outstanding (post-offering)
Christopher D. Long	37,215	(3)	*	98,006	(3)	**
Jeffrey D. Fox	10,992		*	10,992		**
Megan L. Webber	—		—	—		—
James W. Neville Jr.	—		—	—		—
Christopher C. Nelson	—		—	—		—
Angie K. Long	37,215	(3)	*	98,006	(3)	**
Scott A. Betz	5,595		*	5,595		**
Matthew L. Bloomfield	25,178		*	85,968		**
All directors and executive officers as a group (8 persons)	78,980		*	200,561		**
Excelsior Holdings D2 LLC(4)	3,730,065		13.76%	3,730,065		11.46%
Alaris Master Fund, LP(5)	3,707,377		13.68%	3,707,377		11.39%
Caravel Holdings LLC(6)	3,983,290		14.70%	3,983,290		12.24%
Martin C. Bicknell(7)	2,346,812		8.66%	2,954,715		9.08%
Chinquapin Trust Company(8)	1,596,606		5.89%	1,596,606		4.90%

____________

*        Represents less than 1.0% of the issued and outstanding shares of our common stock as of December 31, 2023.

**      Represents less than 1.0% of the issued and outstanding shares of our common stock assuming we issue 5,450,000 shares of our common stock in this offering for a total of 32,552,794 shares of common stock outstanding post-offering.

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.

(2)      Based on a total of 27,102,794 shares of common stock issued and outstanding as of December 31, 2023.

(3)      Includes 37,215 shares of common stock indirectly held by the Angie K. Long Irrevocable Trust, for which Mr. Long and Ms. Long disclaim beneficial ownership except to the extent of his or her pecuniary interests therein.

(4)      Based on information provided in a Schedule 13D filed on March 27, 2020, Excelsior Holdings D2 LLC (“Excelsior”) reported shared voting and dispositive power with respect to 2,613,051 shares of our common stock. Excelsior Holdings D LLC, a Delaware limited liability company (“Holdings LLC”) is the managing member of Excelsior. As managing member of Excelsior, Holdings LLC exercises dispositive and voting power over the shares beneficially owned by Excelsior. The principal business address of each of Excelsior and Holdings LLC is 6000 France Ave. S., Suite 550, Minneapolis, Minnesota 55435.

(5)      Based on information provided in a Schedule 13G/A filed on October 18, 2021 and a Form 4 filed on October 18, 2021, Alaris Master Fund LP reported shared voting and dispositive power with respect to 2,804,393 shares of our common stock. Alaris Capital, LLC is the general partner of Alaris Master Fund LP and may be deemed to be an indirect beneficial owner of the shares. The principal business address of each of Alaris Master Fund LP and Alaris Capital, LLC is 4900 Main Street, Suite 600, Kansas City, Missouri 64112.

(6)      Based on information provided in a Schedule 13G/A filed on October 18, 2021 and a Form 4 filed on October 18, 2021, Caravel Holdings LLC reported shared voting and dispositive power with respect to 3,983,290 shares of our Common Stock. The shares are owned directly by Caravel Holdings LLC, which is a wholly owned subsidiary of Seaboard Foods LLC, which is a wholly owned subsidiary of Seaboard Corporation. Seaboard Foods LLC and Seaboard Corporation may each be deemed to be an indirect beneficial owner of the shares. The principal business address of each of Caravel Holdings LLC, Seaboard Foods LLC and Seaboard Corporation is 9000 West 67th Street, Merriam, Kansas 66202.

(7)      Based on information provided in a Schedule 13G/A filed on November 8, 2021 and a Form 3 filed on November 8, 2021, Martin Christopher Bicknell reported shared voting and dispositive power with respect to 2,240,226 shares of our Common Stock. 1,456,311 shares are owned directly by 1248 Holdings, LLC and 783,915 shares are owned directly by BFFV19, LLC. Mr. Bicknell is the Elected Manager of each of the entities that collectively own all of the outstanding membership interests of BFFV19, LLC, and has sole voting and dispositive power over the shares owned by 1248 Holdings, LLC, and thus, Mr. Bicknell may be deemed to be an indirect beneficial owner of the shares owned by each of BFFV19, LLC and 1248 Holdings, LLC. The principal business address of each of BFFV19, LLC, 1248 Holdings, LLC and Mr. Bicknell is 5700 W 112th Street, Suite 500, Overland Park, Kansas 66211.

(8)      Based on information provided in a Schedule 13G filed on October 29, 2021. The shares are held of record by Limit & Co., which serves as nominee for Chinquapin Trust Company. Chinquapin Trust Company has sole voting and dispositive power over the shares and is deemed to be the beneficial owner of the shares. The principal business address for Chinquapin Trust Company is 2480 Pershing Rd, Suite 600, Kansas City, Missouri 64108.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2023, for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the significant managerial assistance that we may provide upon request and the board observation or participation rights we may receive in connection with our investment. As defined by the 1940 Act, we do not “control” any of the portfolio companies. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its outstanding voting securities.

Portfolio Company and Address(3)	Industry	Interest Rate	Maturity Date	Par Amount ($)	Amortized Cost(1)(5) ($)	Fair Value ($)	% of Class
Debt Investments
First Lien Senior Secured(2)
888 Holdings PLC(4)(6) Suite 601/701 Europort, Europort Road, GX11 1AA, Gibraltar	Hotels, Restaurants and Leisure	10.82% (S + CSA + 5.25%)	7/8/2028	$3,398,643	$3,168,478	$3,214,538	—
AAdvantage Loyalty IP Ltd.(4)(6) 4333 Amon Carter Blvd, Fort Worth, TX 76155, United States	Insurance	10.34% (S + CSA + 4.75%)	4/20/2028	3,562,500	3,535,128	3,676,286	—
AccentCare, Inc.(6) 17855 North Dallas Pkwy Dallas, TX 75287, United States	Healthcare Providers and Services	9.68% (S + CSA + 4.00%)	6/22/2026	5,924,682	5,925,667	5,206,314	—
Accession Risk Management Group, Inc. 160 Federal Street, 4th Floor, Boston, Massachusetts 02110, United States	Insurance	11.03% (S + CSA + 5.50%)	10/30/2026	800,293	750,733	778,794	—
Accession Risk Management Group, Inc.(7) 160 Federal Street, 4th Floor, Boston, Massachusetts 02110, United States	Insurance	11.04% (S + CSA + 5.50%)	9/30/2026	6,144,997	6,108,003	6,152,678	—
Acrisure, LLC(6) 5664 Prairie Creek Drive, Southeast, Caledonia, MI 49316, United States	Insurance	9.68% (L + 4.25%)	2/15/2027	4,961,625	4,936,404	4,960,087	—
Acrisure, LLC(6) 5664 Prairie Creek Drive, Southeast, Caledonia, MI 49316, United States	Insurance	8.93% (L + 3.50%)	2/12/2027	5,797,292	5,788,417	5,727,928	—
AI Aqua Merger Sub, Inc.(6)(7) 9399 W. Higgins Road, Rosemont, IL 60018, United States	Food Products	9.08% (S + 3.75%)	7/31/2028	7,603,750	7,607,954	7,539,004	—
Aimbridge Acquisition Co., Inc.(6) 5301 Headquarters Drive, Plano, TX 75024, United States	Hotels, Restaurants and Leisure	9.18% (S + CSA + 3.75%)	2/2/2026	4,897,959	4,830,233	4,713,404	—
Alliant Holdings Intermediate LLC(6) 18100 Von Karman Ave, 10th Floor, Irvine, CA 92612, United States	Insurance	8.93% (L + 3.50%)	11/5/2027	2,902,785	2,901,358	2,900,216	—
Allied Universal Holdco LLC(6) 1551 North Tustin Avenue, Suite 650, Santa Ana, CA 92705, United States	Professional Services	9.17% (S + CSA + 3.75%)	5/12/2028	6,860,000	6,854,329	6,637,427	—
Amentum Government Services Holdings LLC(6) 4800 Westfields Blvd, Suite #400, Chantilly, VA 20151, United States	Aerospace and Defense	9.33% (S + 4.00%)	2/15/2029	5,925,000	5,903,841	5,858,373	—
American Rock Salt Company LLC(6) 5520 Route 63, PO Box 190, Mount Morris, NY 14510, United States	Metals and Mining	9.43% (S + CSA + 4.00%)	6/9/2028	5,869,912	5,863,631	5,463,890	—
Amynta Agency Borrower, Inc.(6) 909 3rd Avenue, 33rd Floor, New York, NY 10022, United States	Insurance	10.42% (S + CSA + 5.00%)	2/28/2028	6,982,500	6,792,409	6,993,637	—
AP Gaming I, LLC(4)(6) 4809 Old Collinsville Rd, Belleville, IL, 62226-2014, United States	Hotels, Restaurants and Leisure	9.54% (S + CSA + 4.00%)	2/15/2029	8,623,700	8,519,777	8,611,583	—
Apple Bidco, LLC(6) 549 Pinson Dr, Corpus Christi, TX 78406, United States	Transportation	9.32% (S + 4.00%)	9/22/2028	3,034,712	3,005,129	3,035,971	—

Portfolio Company and Address(3)	Industry	Interest Rate	Maturity Date	Par Amount ($)	Amortized Cost(1)(5) ($)	Fair Value ($)	% of Class
Aptean Inc(6)(7) 4325 Alexander Drive, Suite 100, Alpharetta, GA 30022-3740, United States	Software	9.67% (S + CSA + 4.25%)	4/23/2026	7,743,904	7,744,534	7,721,098	—
AQA Acquisition Holding, Inc.(6) 450 Artisan Way, Suite 400, Somerville, MA 02145, United States	Software	9.88% (S + CSA + 4.25%)	3/3/2028	8,366,830	8,266,945	8,338,592	—
ARC Falcon I Inc.(6) 1000 Holcomb Woods Parkway, Suite 342, Roswell, GA 30076, United States	Chemicals	9.17% (S + CSA + 3.75%)	8/31/2028	4,918,869	4,901,687	4,869,681	—
Ascend Learning, LLC(6) 11161 Overbrook Road, Leawood, KS 66211, United States	Professional Services	8.92% (S + CSA + 3.50%)	11/18/2028	7,368,750	7,340,951	7,046,957	—
AssuredPartners, Inc.(6) 200 Colonial Center Parkway, Suite 140, Lake Mary, FL 32746, United States	Insurance	8.93% (S + CSA + 3.50%)	2/12/2027	4,382,844	4,386,077	4,385,583	—
AssuredPartners, Inc.(6) 200 Colonial Center Parkway, Suite 140, Lake Mary, FL 32746, United States	Insurance	8.82% (S + 3.50%)	2/12/2027	1,970,000	1,960,924	1,966,917	—
Athletico Management, LLC(6) 2122 York Rd Ste 300, Oak Brook, IL, 60523-1925, United States	Healthcare Providers and Services	9.79% (S + CSA + 4.25%)	2/2/2029	7,134,688	7,107,627	6,006,515	—
Autokiniton US Holdings, Inc.(6)(7) 17757 Woodland Dr, New Boston, MI, 48164-9265, United States	Auto Components	9.93% (S + CSA + 4.50%)	3/27/2028	8,072,337	8,077,398	7,931,071	—
Aveanna Healthcare LLC(4)(6) 17480 North Dallas Parkway, Suite 221, Addison, TX 75287, United States	Healthcare Providers and Services	9.27% (S + CSA + 3.75%)	6/30/2028	5,109,403	5,072,918	4,614,889	—
Barracuda Networks, Inc.(6) 3175 Winchester Blvd, Campbell, CA 95008, United States	Software	9.87% (S + 4.50%)	8/15/2029	7,443,750	7,251,338	7,385,168	—
Belfor Holdings, Inc.(6) 185 Oakland Avenue, Suite 300, Birmingham, MI 48009, United States	Commercial Services and Supplies	9.43% (S + CSA + 4.00%)	3/31/2026	1,979,328	1,976,122	1,983,455	—
Castle US Holding Corporation(7) 130 E Randolph St, 7th Floor, Chicago, IL, United States	Professional Services	9.43% (S + CSA + 3.75%)	1/27/2027	1,962,105	1,955,721	1,551,809	—
Castle US Holding Corporation(6)(7) 130 E Randolph St, 7th Floor, Chicago, IL, United States	Professional Services	9.68% (S + CSA + 4.00%)	1/31/2027	5,998,942	5,953,357	4,754,161	—
CCI Buyer, Inc.(6)(7) 12447 SW 69th Ave, Portland, OR 97223, United States	Wireless Telecommunication Services	9.39% (S + 4.00%)	12/17/2027	6,743,408	6,737,180	6,666,162	—
CCS-CMGC Holdings, Inc.(6) 1283 Murfreesboro Rd., Ste. 500, Nashville, Tennessee 37217, United States	Healthcare Providers and Services	11.18% (S + CSA + 5.50%)	10/1/2025	5,313,870	5,275,510	4,305,882	—
CDK Global(6) 1950 Hassell Rd, Hoffman Estates, Illinois, 60169, United States	Software	9.64% (S + 4.25%)	7/6/2029	3,970,000	3,864,503	3,975,657	—
Congruex Group LLC(7) 2595 Canyon Blvd, Suite 400, Boulder, CO 80302, United States	Construction and Engineering	11.27% (S + CSA + 5.75%)	4/28/2029	6,171,875	6,042,540	6,094,727	—
Connectwise LLC(6) 4110 George Road, Suite 200, Tampa, FL 33634, United States	IT Services	8.93% (S + CSA + 3.50%)	9/29/2028	7,860,000	7,849,394	7,751,925	—
Consolidated Communications, Inc.(4)(6) 121 South 17th Street, Mattoon, IL 61938, United States	Diversified Telecommunication Services	8.93% (S + CSA + 3.50%)	10/2/2027	4,428,009	4,125,217	3,948,190	—
ConvergeOne Holdings Corp.(6)(7) 10900 Nesbitt Avenue South, Bloomington, MN 55437, United States	IT Services	10.37% (L + 5.00%)	1/4/2026	9,762,433	9,645,534	6,041,823	—
Corelogic, Inc.(6) 40 Pacifica, Suite 900, Irvine, CA 92618, United States	Internet Software and Services	8.93% (S + CSA + 3.50%)	6/2/2028	7,840,000	7,833,310	7,273,207	—
CP Atlas Buyer, Inc(6) 1521 North Cooper, Suite 500. Arlington, TX 76011, United States	Building Products	9.17% (S + CSA + 3.75%)	11/23/2027	6,843,280	6,761,758	6,474,016	—

Portfolio Company and Address(3)	Industry	Interest Rate	Maturity Date	Par Amount ($)	Amortized Cost(1)(5) ($)	Fair Value ($)	% of Class
CPM Holdings, Inc.(6) 2975 Airline Circle, Waterloo, IA 50703, United States	Machinery	9.82% (S + 4.50%)	9/27/2028	4,050,000	3,989,250	4,046,213	—
Creation Technologies, Inc.(4)(7) 8999 Fraserton Court, Burnaby, BC V5J 5H8, Canada	Electronic Equipment, Instruments and Components	11.03% (S + CSA + 5.50%)	9/14/2028	4,937,500	4,880,529	4,702,969	—
Crown Subsea Communications Holding, Inc.(6) 250 Industrial Way W, Eatontown, NJ, 07724-2206, United States	Construction and Engineering	10.69% (S + CSA + 5.25%)	4/27/2027	1,851,563	1,818,601	1,861,978	—
Curia Global, Inc.(6) 26 Corporate Circle, Albany, NY 12203, United States	Healthcare Providers and Services	9.17% (S + CSA + 3.75%)	8/30/2026	4,813,126	4,802,510	4,021,993	—
DCert Buyer, Inc.(6) 2801 North Thanksgiving Way, Suite 500, Lehi, Utah 84043, United States	IT Services	9.32% (S + 4.00%)	10/16/2026	6,777,609	6,774,349	6,746,059	—
Deerfield Dakota Holding, LLC(6) 55 E 52nd St, 17th FL, New York, NY 10055, United States	Diversified Financial Services	9.14% (S + 3.75%)	4/9/2027	4,837,500	4,795,756	4,727,665	—
Delta Topco, Inc.(6) 2390 Mission College Blvd #501, Santa Clara, CA, United States	IT Services	9.07% (S + 3.75%)	12/1/2027	6,849,850	6,846,802	6,794,811	—
Digi International Inc.(4)(7) 9350 Excelsior Blvd, Suite 700, Hopkins, MN 55343, United States	Technology Hardware, Storage and Peripherals	10.43% (S + 5.00%)	12/22/2028	3,814,732	3,753,131	3,817,116	—
DIRECTV Financing, LLC(6) 2250 E Imperial Hwy, El Segundo, CA 90245, United States	Media	10.43% (S + CSA + 5.00%)	8/2/2027	4,920,000	4,890,942	4,819,558	—
Dotdash Meredith, Inc.(6) 28 Liberty S, 7th Floor, New York, NY 10005, United States	Media	9.43% (S + CSA + 4.00%)	11/23/2028	9,825,000	9,788,913	9,493,406	—
EAB Global, Inc.(6) 2008 Saint Johns Ave, Washington, DC 20037, United States	Professional Services	9.13% (L + 3.50%)	8/16/2028	1,778,337	1,771,944	1,768,334	—
ECI Software Solutions, Inc.(6) 5455 Rings Road, Suite 100, Dublin, OH 43017, United States	Software	9.40% (S + CSA + 3.75%)	11/9/2027	2,842,999	2,835,791	2,841,222	—
ECL Entertainment, LLC(7) 8978 Spanish Ridge Ave., Las Vegas, NV 89148, United States	Hotels, Restaurants and Leisure	10.14% (S + 4.75%)	9/3/2030	5,000,000	4,900,645	5,000,000	—
EFS Cogen Holdings I, LLC(6)(7) 2581 Brunswick Avenue, Linden, New Jersey 07036, United States	Independent Power and Renewable Electricity Producers	9.16% (S + 3.50%)	10/29/2027	7,448,087	7,454,545	7,423,769	—
Endurance International Group, Inc., The(6) 10 Corporate Drive, Suite 300, Burlington, MA 01803, United States	Professional Services	8.79% (L + 3.50%)	2/10/2028	4,650,493	4,594,059	4,530,371	—
EnergySolutions, LLC(6) 299 South Main Street, Suite 1700, Salt Lake City, UT 84111, United States	Commercial Services and Supplies	9.32% (S + 4.00%)	9/18/2030	3,000,000	2,962,500	2,985,000	—
EP Purchaser, LLC(6) 2950 North Hollywood Way, Burbank, CA 91505, United States	Professional Services	10.15% (S + CSA + 4.50%)	11/6/2028	4,648,688	4,590,579	4,578,958	—
EP Purchaser, LLC(6) 2950 North Hollywood Way, Burbank, CA 91505, United States	Professional Services	9.15% (S + CSA + 3.50%)	10/27/2028	338,772	327,762	335,384	—
Epic Crude Services, LP(6) 18615 Tuscany Stone Ste 300 San Antonio, TX, 78258, United States	Energy Equipment and Services	10.93% (S + CSA + 5.00%)	2/6/2026	3,989,717	3,768,598	3,924,884	—
Fertitta Entertainment, LLC(6) 129 East Fremont Street, Las Vegas, NV 89101, United States	Hotels, Restaurants and Leisure	9.32% (S + 4.00%)	1/29/2029	7,387,500	7,361,633	7,325,556	—
Filtration Group Corp.(6) 600 West 22nd Street, Suite 300, Oak Brook, IL 60523, United States	Industrial Conglomerates	9.68% (S + CSA + 4.25%)	10/23/2028	3,980,000	3,941,020	3,990,507	—
Flexera Software LLC(6)(7) 300 Park Blvd, Suite 500, Itasca, IL 60143, United States	Software	9.18% (S + CSA + 3.75%)	3/3/2028	8,733,097	8,714,576	8,680,829	—
Fugue Finance, LLC(4)(6) 160 Victoria Street, Westminster, London, SW1E 5LB, United Kingdom	Diversified Consumer Services	9.39% (S + 4.00%)	1/31/2028	3,955,125	3,883,008	3,967,485	—

Portfolio Company and Address(3)	Industry	Interest Rate	Maturity Date	Par Amount ($)	Amortized Cost(1)(5) ($)	Fair Value ($)	% of Class
Gainwell Acquisition Corp.(6) 5615 High Point Dr, Irving, TX 75038, United States	Healthcare Providers and Services	9.49% (S + CSA + 4.00%)	10/1/2027	8,810,446	8,674,155	8,617,718	—
Garda World Security Corporation(4)(6) 1390 Barre Street, Montreal, QC H3C 1N4, Canada	Diversified Consumer Services	9.65% (S + 4.25%)	2/12/2029	7,939,850	7,701,360	7,948,544	—
Generation Bridge Northeast, LLC(6) 200 Clarendon St, 55th Floor, Boston, Massachusetts 02116, United States	Independent Power and Renewable Electricity Producers	9.57% (S + 4.25%)	8/22/2029	4,500,000	4,455,028	4,507,493	—
Genuine Financial Holdings LLC(4)(6) 100 Centerview Drive, Suite 300, Nashville, TN 37214, United States	Professional Services	9.39% (S + 4.00%)	9/20/2030	4,000,000	3,940,000	3,970,000	—
Getty Images, Inc.(4)(6)(7) 605 5th Avenue South, Suite 400, Seattle, Washington 98104, United States	Media	9.99% (S + CSA + 4.50%)	2/13/2026	7,775,625	7,777,491	7,806,728	—
GIP III Stetson I, LP(6) 1722 Routh St., Suite 1300, Dallas, TX 75201, United States	Energy Equipment and Services	9.67% (S + CSA + 4.25%)	7/19/2025	1,705,402	1,670,729	1,707,184	—
Global Medical Response, Inc.(6) 6363 S Fiddlers Green Circle, 14th Floor, Greenwood Village, CO 80111, United States	Healthcare Providers and Services	9.78% (S + CSA + 4.25%)	9/24/2025	9,026,227	8,993,671	6,340,924	—
Gloves Buyer, Inc. 25 British American Blvd., Latham, NY 12110, United States	Commercial Services and Supplies	10.43% (S + CSA + 5.00%)	12/29/2027	2,000,000	1,930,901	1,947,500	—
Grab Holdings Inc(4)(6) 28 Sin Ming Lane, No 01-143, Midview City, Singapore, 573972, Singapore	IT Services	9.93% (S + CSA + 4.50%)	2/27/2026	2,202,389	2,215,921	2,219,601	—
Great Outdoors Group, LLC(6) 1935 South Campbell Avenue, Springfield, MO 65807, United States	Specialty Retail	9.40% (S + CSA + 3.75%)	3/6/2028	6,954,447	6,931,148	6,948,884	—
Grinding Media Inc.(7) 8116 Wilson Road, Kansas City, MO 64125, United States	Metals and Mining	9.53% (S + CSA + 4.00%)	9/21/2028	4,900,000	4,882,472	4,869,375	—
HAH Group Holding Company LLC(6) 33 S State St, Ste 500, Chicago, IL, 60603, United States	Healthcare Providers and Services	10.42% (S + CSA + 5.00%)	10/22/2027	705,535	690,129	698,773	—
HAH Group Holding Company LLC(6) 33 S State St, Ste 500, Chicago, IL, 60603, United States	Healthcare Providers and Services	10.42% (S + 5.00%)	10/20/2027	5,575,714	5,453,990	5,522,270	—
Hamilton Projects Acquiror, LLC(6)(7) 1209 Orange Street, Wilmington, DE 19801, United States	Independent Power and Renewable Electricity Producers	9.93% (S + CSA + 4.50%)	6/11/2027	7,977,734	7,946,011	7,956,115	—
Helios Software Holdings, Inc.(4)(6) 1345 Sixth Avenue, 50th floor, New York NY 10105, United States	Diversified Financial Services	9.74% (S + CSA + 4.25%)	7/18/2030	2,500,000	2,401,234	2,492,500	—
Help/Systems Holdings, Inc.(6) 11095 Viking Drive, Suite 100, Eden Prairie, MN 55344, United States	Software	9.47% (S + CSA + 4.00%)	11/19/2026	6,796,484	6,767,579	6,530,299	—
HUB International Ltd. 55 East Jackson Blvd, 14th Floor, Chicago, IL 60604, United States	Insurance	9.58% (S + 4.25%)	6/20/2030	4,100,000	4,059,425	4,115,806	—
Idera, Inc.(6) Brookhollow Ctr III, 2950 North Loop Freeway W, Suite 700, Houston, TX 77092, United States	IT Services	9.27% (S + CSA + 3.75%)	3/2/2028	9,724,644	9,692,990	9,663,865	—
IMA Financial Group, Inc.(7) 8200 East 32nd Street North, Wichita, KS 67226, United States	Insurance	8.93% (S + CSA + 3.50%)	10/16/2028	4,912,500	4,894,401	4,892,555	—
Imagefirst Holdings, LLC(7) 900 East 8th Avenue, Suite 200, King Of Prussia, PA 19406, United States	Healthcare Providers and Services	10.72% (S + CSA + 5.00%)	4/27/2028	4,156,250	4,038,761	4,137,539	—
Indy US Holdco, LLC(6) 200 West Jackson Boulevard, Chicago, Illinois 60606, United States	Media	11.57% (S + 6.25%)	3/6/2028	6,583,500	5,887,896	6,429,874	—
Infinite Bidco, LLC(6) 17792 Fitch, Irvine, CA 92614, United States	Electronic Equipment, Instruments and Components	9.18% (S + 3.75%)	3/2/2028	6,361,850	6,322,159	6,258,502	—

Portfolio Company and Address(3)	Industry	Interest Rate	Maturity Date	Par Amount ($)	Amortized Cost(1)(5) ($)	Fair Value ($)	% of Class
Infinite Bidco, LLC 17792 Fitch, Irvine, CA 92614, United States	Electronic Equipment, Instruments and Components	11.34% (S + 6.25%)	3/2/2028	2,977,500	2,970,427	2,962,613	—
Inmar, Inc.(6)(7) 635 Vine Street, Winston-Salem, NC 27101, United States	Professional Services	10.86% (S + 5.50%)	5/1/2026	7,802,117	7,534,757	7,759,868	—
Invenergy Thermal Operating I LLC(7) 1 South Wacker Drive, Chicago, IL 60606, United States	Independent Power and Renewable Electricity Producers	9.91% (S + CSA + 4.50%)	8/24/2029	3,822,925	3,746,816	3,828,487	—
Invenergy Thermal Operating I LLC(7) 1 South Wacker Drive, Chicago, IL 60606, United States	Independent Power and Renewable Electricity Producers	9.91% (S + CSA + 4.50%)	8/24/2029	294,071	288,217	294,499	—
Ivanti Software, Inc.(6) 10377 South Jordan Gateway, Suite 110, South Jordan, UT 84095, United States	Software	9.54% (S + CSA + 4.00%)	12/1/2027	975,000	973,898	842,766	—
Ivanti Software, Inc.(6) 10377 South Jordan Gateway, Suite 110, South Jordan, UT 84095, United States	Software	9.76% (S + CSA + 4.25%)	12/1/2027	6,870,375	6,831,760	5,964,379	—
Jack Ohio Finance LLC(7) 100 Public Sq., Floor 3, Cleveland, OH, 44113, United States	Hotels, Restaurants and Leisure	10.18% (S + CSA + 4.75%)	10/31/2028	4,908,737	4,912,191	4,867,847	—
Jones DesLauriers Insurance Management Inc.(4)(7) 2375 Skymark Avenue, Mississauga, ON L4W 4Y6, Canada	Insurance	9.62% (S + 4.25%)	3/16/2030	2,750,000	2,729,546	2,767,201	—
Kestrel Acquisition, LLC(6) 1731 Hunterstown Rd, Gettysburg, PA 17325, United States	Independent Power and Renewable Electricity Producers	9.68% (S + CSA + 4.25%)	5/2/2025	5,918,071	5,610,466	5,830,040	—
Kleopatra Finco S.a.r.l(4)(6) 3585 Kloeckner Road, Gordonsville, VA 22942, United States	Containers and Packaging	10.48% (S + CSA + 4.73%)	2/4/2026	1,950,000	1,946,686	1,882,969	—
LBM Acquisition LLC(6)(7) 1000 Corporate Grove Drive, Buffalo Grove, IL 60089, United States	Building Products	9.17% (S + CSA + 3.75%)	12/31/2027	7,335,580	7,274,522	7,177,205	—
Life Time, Inc.(4)(6) 2901 Corporate Pl, Chanhassen, MN 55317, United States	Hotels, Restaurants and Leisure	10.61% (S + CSA + 4.75%)	1/15/2026	7,582,556	7,578,287	7,610,991	—
Lifescan Global Corporation(6) 20 Valley Stream Pkwy., Malvern, PA 19355, United States	Healthcare Equipment and Supplies	11.75% (S + CSA + 6.50%)	12/31/2026	5,529,150	5,514,176	4,423,320	—
Lightstone Holdco LLC(6) 500 Alexander Park, Princeton, NJ, 08540, United States	Independent Power and Renewable Electricity Producers	11.07% (S + 5.75%)	2/1/2027	4,755,831	4,354,878	4,452,147	—
Lightstone Holdco LLC(6) 500 Alexander Park, Princeton, NJ, 08540, United States	Independent Power and Renewable Electricity Producers	11.07% (S + 5.75%)	2/1/2027	268,985	246,301	251,809	—
LogMeIn, Inc.(6) 333 Summer Street, Boston, MA 02210, United States	IT Services	10.27% (S + CSA + 4.75%)	8/31/2027	9,769,155	9,683,340	6,534,246	—
LSF11 Trinity Bidco, Inc.(7) 5555 N Channel Ave Portland, OR 97217, United States	Aerospace and Defense	9.83% (S + 4.50%)	6/14/2030	4,987,500	4,914,744	4,987,500	—
Magenta Buyer LLC(6) 6220 America Center Drive, San Jose, CA 95002, United States	Software	10.63% (S + CSA + 5.00%)	7/27/2028	5,403,750	5,366,736	4,048,300	—
Mariner Wealth Advisors, LLC(7) 4200 West 115th Street, Suite 100, Leawood, KS 66211, United States	Diversified Financial Services	9.65% (S + 4.25%)	8/18/2028	4,967,475	4,811,002	4,967,475	—
Maverick 1, LLC 5001 Plaza On The Lake, Suite 111, Austin, TX 78746, United States	Software	9.88% (S + CSA + 4.25%)	5/18/2028	4,987,500	4,755,099	4,900,219	—
Medical Solutions L.L.C.(7) 1010 N. 102nd Street, Suite 300, Omaha, Nebraska 68114, United States	Healthcare Providers and Services	8.77% (S + CSA + 3.25%)	10/6/2028	4,928,964	4,911,630	4,781,095	—
Mermaid Bidco, Inc. 733 S. Marquette Ave, Suite 600, Minneapolis, MN 55402, United States	Software	9.90% (S + 4.50%)	12/22/2027	1,995,000	1,957,368	1,997,494	—
Michael Baker International, LLC(7) 500 Grant Street, Suite 5400, Pittsburgh, PA 15219, United States	Construction and Engineering	10.43% (S + CSA + 5.00%)	11/2/2028	6,140,625	6,092,379	6,117,598	—

Portfolio Company and Address(3)	Industry	Interest Rate	Maturity Date	Par Amount ($)	Amortized Cost(1)(5) ($)	Fair Value ($)	% of Class
Micro Holding Corp.(6) 909 North Pacific Coast, Highway, 11th Floor, El Segundo, CA 90245, United States	IT Services	9.57% (S + 4.25%)	5/3/2028	9,811,251	9,555,043	9,508,476	—
Midwest Veterinary Partners, LLC(6) 20450 Civic Center Dr, Southfield, MI 48076, United States	Healthcare Providers and Services	9.43% (S + CSA + 4.00%)	4/27/2028	8,815,075	8,748,230	8,746,759	—
Minotaur Acquisition, Inc.(6)(7) 2001 Spring Road, Suite 700, Oak Brook, IL 60523, United States	Diversified Financial Services	10.17% (S + CSA + 4.75%)	3/27/2026	11,851,035	11,851,035	11,824,725	—
Mitchell International, Inc.(6) 6220 Greenwich Drive, San Diego, CA 92122, United States	Professional Services	9.18% (S + CSA + 3.75%)	10/16/2028	9,850,000	9,796,402	9,705,107	—
MLN US HoldCo LLC(6) 1146 North Alma School Road Mesa, AZ 85201, United States	Diversified Telecommunication Services	10.01% (S + 4.50%)	12/31/2025	4,056,188	4,010,764	486,743	—
Momentive Performance Materials USA, LLC(6) 260 Hudson River Road, Waterford, NY 12188, United States	Chemicals	9.82% (S + 4.50%)	3/29/2028	3,855,625	3,717,907	3,762,435	—
NAPA Management Services Corporation(6) 68 South Service Road, Suite 350, Melville, NY 11747, United States	Healthcare Providers and Services	10.67% (S + CSA + 5.25%)	2/23/2029	7,880,000	7,822,043	6,417,275	—
National Mentor Holdings, Inc.(6) 313 Congress Street, 5th Floor, Boston, MA 02210, United States	Healthcare Providers and Services	9.24% (S + CSA + 3.75%)	2/18/2028	291,993	291,386	261,578	—
National Mentor Holdings, Inc.(6) 313 Congress Street, 5th Floor, Boston, MA 02210, United States	Healthcare Providers and Services	9.18% (S + CSA + 3.75%)	2/18/2028	9,064,438	9,045,350	8,120,241	—
Navicure, Inc.(6) 2055 Sugarloaf Circle, Suite 600, Duluth, GA 30097, United States	Healthcare Technology	9.43% (S + CSA + 4.00%)	10/22/2026	4,590,140	4,591,710	4,600,904	—
NorthStar Group Services, Inc.(6)(7) 7 Penn Plaza, 370 7th Avenue, Suite 1803, New York, NY 10001, United States	Commercial Services and Supplies	10.93% (S + CSA + 5.50%)	11/9/2026	8,476,129	8,452,038	8,486,724	—
NSM Top Holdings Corp.(6) 1209 N Orange St, Wilmington, DE 19801, United States	Healthcare Equipment and Supplies	10.74% (S + CSA + 5.25%)	11/12/2026	4,898,219	4,882,706	4,731,679	—
OMNIA Partners, LLC(6) 5001 Aspen Grove Dr, Franklin, TN 37067, United States	Professional Services	9.60% (S + 4.25%)	7/25/2030	2,376,731	2,351,080	2,382,958	—
OneDigital Borrower LLC(6) 200 Galleria Pkwy SE, Suite 1950. Atlanta, GA 30339, United States	Insurance	9.67% (S + CSA + 4.25%)	11/16/2027	9,796,446	9,710,833	9,800,512	—
Orchid Merger Sub II, LLC(4)(6) 4235 Redwood Ave, Marina del Rey, California, 90066, United States	Software	10.29% (S + CSA + 4.75%)	7/27/2027	4,162,500	3,994,143	3,085,453	—
Padagis, LLC(6) 1251 Lincoln Rd, Allegan, MI 49010, United States	Pharmaceuticals	10.28% (S + CSA + 4.75%)	7/31/2028	6,588,235	6,558,253	6,420,795	—
PECF USS Intermediate Holding III Corporation(7) 118 Flanders Rd, Westborough, MA, 01581, United States	Professional Services	9.88% (S + CSA + 4.25%)	12/15/2028	4,912,500	4,905,762	3,961,587	—
Peraton Corp.(7) 12975 Worldgate Drive, Herndon, VA 20170, United States	Aerospace and Defense	9.17% (S + CSA + 3.75%)	2/1/2028	4,790,896	4,800,093	4,786,919	—
PetVet Care Centers, LLC(6) 1 Gorham Island, Westport, CT 06880, United States	Healthcare Providers and Services	8.92% (S + CSA + 3.50%)	2/14/2025	6,813,962	6,809,033	6,792,668	—
PetVet Care Centers, LLC 1 Gorham Island, Westport, CT 06880, United States	Healthcare Providers and Services	10.42% (S + CSA + 5.00%)	2/14/2025	1,210,727	1,210,727	1,214,135	—
PMHC II Inc.(6) 15311 Vantage Parkway West, Suite 350, Houston, TX 77032, United States	Chemicals	9.70% (S + CSA + 4.25%)	4/23/2029	6,538,950	6,489,845	6,188,953	—
Prairie ECI Acquiror LP(6)(9) 200 W. 115th Street, Suite 350, Leawood, KS 66211, United States	Oil, Gas and Consumable Fuels	10.17% (S + CSA + 4.75%)	3/11/2026	9,682,326	9,547,675	9,678,453	—

Portfolio Company and Address(3)	Industry	Interest Rate	Maturity Date	Par Amount ($)	Amortized Cost(1)(5) ($)	Fair Value ($)	% of Class
Pretium PKG Holdings, Inc.(6)(7) 15450 South Outer Forty Drive, Suite 120, Chesterfield, MO 63017, United States	Containers and Packaging	9.51% (S + CSA + 4.00%)	9/22/2028	5,895,000	5,852,631	3,657,170	—
Project Alpha Intermediate Holding, Inc.(6) 211 South Gulph Road, Suite 500, King of Prussia, PA, 19406, United States	Software	9.43% (S + CSA + 4.00%)	4/26/2024	8,286,829	8,257,955	8,289,440	—
Project Boost Purchaser, LLC(6)	Professional Services	8.93% (S + CSA + 3.50%)	6/1/2026	5,865,000	5,859,167	5,867,434	—
Prometric Holdings, Inc.(6) 320 E Big Beaver Rd #500, Troy, MI 48083, United States	Diversified Consumer Services	8.68% (S + CSA + 3.00%)	1/29/2028	5,706,603	5,535,405	5,563,938	—
PS Holdco, LLC(7) 1810 Avenue C Birmingham, AL, 35218, United States	Road and Rail	9.68% (S + CSA + 4.25%)	9/30/2028	5,392,462	5,374,739	5,290,787	—
PT Intermediate Holdings III LLC(7) 1200 Greenbriar Dr., Addison, IL 60101, United States	Machinery	11.52% (S + CSA + 5.98%)	11/1/2028	492,500	488,475	487,575	—
PT Intermediate Holdings III, LLC(7) 1200 Greenbriar Dr., Addison, IL 60101, United States	Machinery	11.52% (S + CSA + 5.98%)	11/1/2028	1,509,200	1,497,823	1,494,108	—
PT Intermediate Holdings III, LLC(7) 1200 Greenbriar Dr., Addison, IL 60101, United States	Machinery	11.52% (S + CSA + 5.98%)	11/1/2028	2,279,400	2,268,793	2,256,606	—
PT Intermediate Holdings III, LLC(7) 1200 Greenbriar Dr., Addison, IL 60101, United States	Machinery	11.52% (S + CSA + 5.98%)	11/1/2028	2,102,550	2,102,550	2,081,525	—
PT Intermediate Holdings III, LLC 1200 Greenbriar Dr., Addison, IL 60101, United States	Machinery	11.89% (S + 6.50%)	11/1/2028	1,382,144	1,363,997	1,382,144	—
Quest Software US Holdings Inc.(6)(10) 4 Polaris Way, Aliso Viejo, CA 92656, United States	Software	9.77% (S + CSA + 4.25%)	2/1/2029	9,405,000	9,324,179	7,871,797	—
Radiology Partners, Inc.(6) 2330 Utah Ave, Suite 200, El Segundo, CA 90245, United States	Healthcare Providers and Services	10.18% (S + CSA + 4.25%)	7/9/2025	5,987,347	5,983,002	4,536,104	—
RC Buyer, Inc.(6) 1400 Morgan Road, Dyersburg, TN 38024, United States	Auto Components	8.93% (S + CSA + 3.50%)	7/28/2028	2,052,750	2,049,251	2,007,528	—
RealPage, Inc.(6) 4000 International Parkway, Carrollton, TX 75007, United States	Real Estate Management and Development	8.43% (S + CSA + 3.00%)	4/24/2028	6,860,000	6,853,057	6,789,959	—
RealTruck Group, Inc. 5001 Aspen Grove Dr, Franklin, TN 37067, United States	Auto Components	10.32% (S + 5.00%)	1/31/2028	2,000,000	1,950,000	1,960,000	—
RealTruck Group, Inc.(6) 4414 Sw College Rd, Suite 1410, Ocala, FL 34474, United States	Auto Components	9.18% (S + CSA + 3.75%)	1/20/2028	6,927,387	6,922,775	6,643,468	—
Red Planet Borrower, LLC(6) 1255 Battery St, Suite 500, San Francisco, CA 94111, United States	Internet Software and Services	9.17% (S + CSA + 3.75%)	10/2/2028	7,840,000	7,812,673	7,512,327	—
Redstone Holdco 2 LP(6)(7) 174 Middlesex Turnpike, Bedford, MA 01730, United States	IT Services	10.18% (S + CSA + 4.75%)	4/14/2028	4,892,258	4,866,920	4,215,512	—
Refresco(4)(6) 8112 Woodland Center Blvd., Tampa, FL 33614, United States	Food Products	9.61% (S + 4.25%)	7/12/2029	4,962,500	4,936,727	4,971,805	—
Renaissance Holding Corp.(6) 2911 Peach Street, Wisconsin Rapids, WI 54494, United States	Software	10.07% (S + 4.75%)	7/31/2025	7,747,146	7,555,539	7,698,726	—
Rocket Software, Inc.(6) 77 4th Avenue, Waltham, MA 02451, United States	Software	9.68% (S + CSA + 4.25%)	11/28/2025	4,894,850	4,879,634	4,894,874	—
Rocket Software, Inc.(6) 77 4th Avenue, Waltham, MA 02451, United States	Software	9.68% (S + CSA + 4.25%)	11/20/2025	3,463,731	3,374,746	3,466,986	—
Rohm Holding GMBH(4)(6)(7) Moenckebergstrasse 31/5 OG, Hamburg, 20095, Germany	Chemicals	10.88% (S + CSA + 5.00%)	7/31/2026	8,776,615	8,767,878	8,260,989	—

Portfolio Company and Address(3)	Industry	Interest Rate	Maturity Date	Par Amount ($)	Amortized Cost(1)(5) ($)	Fair Value ($)	% of Class
Roper Industrial Products Investment Co.(6) 6901 Professional Parkway East, Suite 200, Sarasota, FL 34240, United States	Industrial Conglomerates	9.89% (S + 4.50%)	11/22/2029	3,980,000	3,850,438	3,993,512	—
Runner Buyer Inc.(7) 286 Prospect Plains Rd, Cranbury, NJ 08512, United States	Household Durables	11.04% (S + CSA + 5.50%)	10/20/2028	4,925,000	4,887,727	3,919,487	—
Sabert Corporation(7) 2288 Main Street Extension, Sayreville, NJ 08872, United States	Containers and Packaging	9.93% (S + CSA + 4.50%)	11/26/2026	1,772,784	1,777,864	1,779,432	—
Shearer’s Foods, LLC(6) 100 Lincoln Way East, Massillon, OH 44646, United States	Food Products	8.93% (S + CSA + 3.50%)	9/23/2027	1,661,243	1,653,871	1,661,592	—
Simon & Schuster, Inc.(6) 1230 Avenue of the Americas, New York, NY 10020, United States	Media	9.33% (S + 4.00%)	9/19/2030	2,000,000	1,980,000	1,990,000	—
Sophia, L.P.(6) 680 East Swedesford Road, Wayne, PA 19087, United States	Software	9.57% (S + 4.25%)	10/7/2027	1,975,000	1,959,353	1,971,297	—
Sovos Compliance, LLC(7) 200 Ballardvale Street, 4th Floor, Wilmington, MA 01887, United States	Software	9.93% (S + CSA + 4.50%)	7/28/2028	3,932,945	3,927,915	3,877,314	—
Specialty Building Products Holdings, LLC(6)(7) 2160 Satellite Blvd, Suite 450, Duluth, GA 30097, United States	Building Products	9.17% (S + CSA + 3.75%)	10/5/2028	9,850,000	9,838,098	9,760,316	—
Summer BC Holdco B LLC(4)(7) 4 Rue Lou Hemmer, Luxembourg-Findel, L - 1748, Luxembourg	Media	10.15% (S + CSA + 4.50%)	12/4/2026	4,900,000	4,902,921	4,757,582	—
Talen Energy Supply, LLC(4)(6) 600 Hamilton Street, Suite 600, Allentown, PA 18101, United States	Independent Power and Renewable Electricity Producers	9.88% (S + 4.50%)	5/17/2030	2,204,000	2,140,023	2,216,860	—
Talen Energy Supply, LLC(4)(6) 600 Hamilton Street, Suite 600, Allentown, PA 18101, United States	Independent Power and Renewable Electricity Producers	9.88% (S + 4.50%)	5/17/2030	1,790,476	1,738,497	1,800,924	—
Tank Holding Corp. 6940 O St., Ste. 100, Lincoln, Nebraska 68510, United States	Containers and Packaging	11.17% (S + CSA + 5.75%)	3/31/2028	2,493,687	2,426,546	2,425,509	—
Tank Holding Corp. 6940 O St., Ste. 100, Lincoln, Nebraska 68510, United Staets	Containers and Packaging	11.42% (S + CSA + 6.00%)	3/31/2028	2,089,500	2,048,373	2,009,172	—
Tecta America Corp.(6)(7) 9450 West Bryn Mawr, Suite 500, Rosemont, IL 60018, United States	Construction and Engineering	9.43% (S + CSA + 4.00%)	4/6/2028	8,519,722	8,506,315	8,515,164	—
The Edelman Financial Center, LLC(6) 1050 Enterprise Way, Ste 300, Sunnyvale, CA, 94089, United States	Diversified Financial Services	8.93% (S + CSA + 3.50%)	4/7/2028	7,800,071	7,732,515	7,730,846	—
Thryv, Inc.(4)(6) 2200 W Airfield Dr., P.O. BOX 619810, Dallas, TX 75261, United States	Professional Services	13.93% (S + CSA + 8.50%)	2/18/2026	5,334,576	5,341,392	5,352,900	—
Titan US Finco, LLC(4)(7) Level 5, 2 Market Lane, Wellington Central, Wellington 6011, New Zealand	Media	9.65% (S + CSA + 4.00%)	10/6/2028	5,910,000	5,900,025	5,813,963	—
Tosca Services, LLC(6) 303 Peachtree Center Avenue, Suite 110, Atlanta, GA 30303, United States	Containers and Packaging	9.13% (S + CSA + 3.50%)	8/18/2027	6,846,793	6,801,733	5,668,152	—
U.S. Renal Care, Inc.(6)(7) 5851 Legacy Circle, Suite 900, Plano, TX 75024, United States	Healthcare Providers and Services	10.54% (S + CSA + 5.00%)	6/20/2028	7,856,638	7,765,449	5,263,947	—
UKG Inc.(6) 2000 Ultimate Way, Weston, FL 33326, United States	Software	10.02% (S + CSA + 4.50%)	5/4/2026	4,987,500	4,872,209	5,009,320	—
US Radiology Specialists, Inc.(6) 305 Church at North Hills Street, Suite 1250, Raleigh, NC 27609, United States	Healthcare Providers and Services	10.74% (S + CSA + 5.25%)	12/10/2027	8,813,025	8,733,003	8,570,667	—
Veracode(6) 64 Willow Pl, Suite 100, Menlo Park, CA 94025, United States	Software	9.97% (S + CSA + 4.50%)	4/20/2029	8,712,000	8,675,678	8,408,866	—
VeriFone Systems, Inc.(6) 88 West Plumeria Drive, San Jose, CA 95134, United States	Commercial Services and Supplies	9.65% (S + 4.00%)	8/20/2025	2,923,274	2,901,744	2,704,481	—

Portfolio Company and Address(3)	Industry	Interest Rate	Maturity Date	Par Amount ($)	Amortized Cost(1)(5) ($)	Fair Value ($)	% of Class
Verscend Holding Corp.(6) 201 Jones Road, 4th Floor, Waltham, MA 02451, United States	Healthcare Technology	9.43% (S + CSA + 4.00%)	8/27/2025	6,017,813	6,008,212	6,026,960	—
Vision Solutions, Inc.(6) 15300 Barranca Parkway, Suite 100, Irvine, CA 92618, United States	IT Services	9.61% (S + CSA + 4.00%)	4/24/2028	9,800,000	9,778,504	9,523,346	—
Vocus Group DD T/L(4)(6) 452 Flinders St, Level 10, Melbourne, VIC 3000, Australia	Diversified Telecommunication Services	9.17% (S + CSA + 3.50%)	5/26/2028	1,980,000	1,962,308	1,968,249	—
WarHorse Gaming, LLC 7055 South 1st Street, Lincoln, NE 68512, United States	Hotels, Restaurants and Leisure	14.67% (S + CSA + 9.25%)	6/28/2028	5,000,000	4,802,626	4,987,500	—
WaterBridge Midstream Operating, LLC(6) 5555 San Felipe Suite 1200, Houston, TX 77056, United States	Energy Equipment and Services	11.36% (S + CSA + 5.75%)	6/22/2026	8,161,536	8,071,309	8,183,246	—
Watlow Electric Manufacturing Company(6) 12001 Lackland Road, Saint Louis, MO 63146, United States	Electrical Equipment	9.38% (S + CSA + 3.75%)	3/2/2028	3,256,856	3,238,244	3,239,351	—
White Cap Buyer LLC(6) 6250 Brook Hollow Pkwy, Ste 100, Norcross, GA 30071, United States	Building Products	9.07% (S + 3.75%)	10/8/2027	2,918,063	2,899,740	2,916,064	—
Wilsonart LLC(6) 2501 Wilsonart Drive, PO Box 6110, Temple, TX 76503, United States	Building Products	8.74% (S + CSA + 3.25%)	12/18/2026	5,368,325	5,325,032	5,361,614	—

Second Lien Senior Secured(2)
American Rock Salt Company LLC 5520 Route 63, PO Box 190, Mount Morris, NY 14510, United States	Metals and Mining	12.68% (S + CSA + 7.25%)	6/4/2029	2,750,000	2,771,464	2,461,250	—
ARC Falcon I Inc.(6) 1000 Holcomb Woods Parkway, Suite 342, Roswell, GA 30076, United States	Chemicals	12.42% (S + CSA + 7.00%)	9/24/2029	2,000,000	1,984,312	1,812,500	—
Artera Services, LLC(6) 3100 Interstate N Cir, SE Suite 300, Atlanta, GA 30339, United States	Construction and Engineering	12.74% (S + CSA + 7.25%)	3/6/2026	9,060,000	8,467,526	6,681,750	—
Aruba Investments, Inc.(6) 1500 East Lake Cook Road Buffalo Grove, IL 60089, United States	Chemicals	13.17% (S + CSA + 7.75%)	10/27/2028	2,350,000	2,321,870	2,220,750	—
Asurion, LLC(6) 648 Grassmere Park, Suite 300, Nashville, TN 37211, United States	Insurance	10.68% (S + CSA + 5.25%)	1/19/2029	6,000,000	5,969,678	5,344,260	—
Barracuda Networks, Inc. 3175 Winchester Blvd, Campbell, CA 95008, United States	Software	12.37% (S + 7.00%)	8/15/2030	3,000,000	2,918,497	2,696,250	—
DCert Buyer, Inc.(6) 2801 North Thanksgiving Way, Suite 500, Lehi, Utah 84043, United States	IT Services	12.32% (S + 7.00%)	2/19/2029	1,500,000	1,498,316	1,407,503	—
Delta Topco, Inc. 2390 Mission College Blvd #501, Santa Clara, CA, United States	IT Services	12.57% (S + 7.25%)	12/1/2028	3,435,617	3,466,950	3,289,604	—
Energy Acquisition LP 1 City Place Drive, Suite 450, St. Louis, MO 63141, United States	Electrical Equipment	14.02% (S + CSA + 8.50%)	6/25/2026	2,812,400	2,741,660	2,285,075	—
Epicor Software Corporation(6) 804 Las Cimas Parkway, Austin, TX 78746, United States	Software	13.17% (S + CSA + 7.75%)	7/31/2028	3,000,000	3,034,583	3,019,920	—
Gainwell Acquisition Corp. 5615 High Point Dr, Irving, TX 75038, United States	Healthcare Providers and Services	13.37% (S + CSA + 8.00%)	10/2/2028	3,000,000	2,958,750	2,955,000	—
Help/Systems Holdings, Inc. 11095 Viking Drive, Suite 100, Eden Prairie, MN 55344, United States	Software	12.35% (S + CSA + 6.75%)	11/19/2027	3,656,217	3,660,723	3,176,338	—
Idera, Inc. 2950 North Loop Freeway W, Suite 700, Houston, TX 77092, United States	IT Services	12.27% (S + 6.75%)	2/5/2029	5,000,000	5,024,976	4,750,000	—
Infinite Bidco, LLC(6) 17792 Fitch, Irvine, CA 92614, United States	Electronic Equipment, Instruments and Components	12.43% (S + 7.00%)	2/24/2029	2,729,999	2,726,413	2,406,944	—

Portfolio Company and Address(3)	Industry	Interest Rate	Maturity Date	Par Amount ($)	Amortized Cost(1)(5) ($)	Fair Value ($)	% of Class
Ivanti Software, Inc. 10377 South Jordan Gateway, Suite 110, South Jordan, UT 84095, United States	Software	12.78% (L + 7.25%)	12/1/2028	3,000,000	3,010,153	2,172,510	—
Magenta Buyer LLC 6220 America Center Drive, San Jose, CA 95002, United States	Software	13.88% (S + CSA + 8.25%)	7/27/2029	5,000,000	4,991,759	2,412,500	—
Paradigm Outcomes 1277 Treat Blvd, Suite 800, Walnut Creek, CA 94597, United States	Healthcare Providers and Services	13.02% (S + 7.50%)	10/26/2026	1,500,000	1,483,243	1,410,000	—
Peraton Corp. 12975 Worldgate Drive, Herndon, VA 20170, United States	Aerospace and Defense	13.23% (S + CSA + 7.75%)	2/26/2029	2,898,876	2,951,256	2,845,740	—
Pretium PKG Holdings, Inc.(6) 15450 South Outer Forty Drive, Suite 120, Chesterfield, MO 63017, United States	Containers and Packaging	12.24% (S + CSA + 6.75%)	9/30/2029	2,000,000	1,983,905	641,430	—
Quest Software US Holdings Inc. 4 Polaris Way, Aliso Viejo, CA 92656, United States	Software	13.02% (S + CSA + 7.50%)	2/1/2030	3,000,000	2,961,958	2,073,750	—
Vision Solutions, Inc. 15300 Barranca Parkway, Suite 100, Irvine, CA 92618, United States	IT Services	12.86% (S + CSA + 7.25%)	4/23/2029	3,500,000	3,505,695	3,170,318	—

Corporate Bonds
KOBE US Midco 2 Inc 1500 East Lake Cook Road Buffalo Grove, IL 60089, United States	Chemicals	9.25%	11/1/2026	1,900,000	1,887,129	1,396,500	—

CLO Mezzanine(2)
522 Funding CLO 2020-6, Ltd.(4) 71 Fort Street, P.O. Box 500 500, Grand Cayman KY1-1106, Cayman Islands	Structured Note	13.65% (S + CSA + 8.04%)	10/23/2034	2,800,000	2,728,794	2,376,598	—
Carlyle US CLO 2020-2, Ltd(4) 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands	Structured Note	14.14% (S + CSA + 8.53%)	1/25/2035	4,000,000	3,896,543	3,369,706	—
Elmwood CLO III Ltd.(4) 190 Elgin Avenue, George Town, Grand Cayman, KY1-9008, Cayman Islands	Structured Note	13.33% (S + CSA + 7.74%)	10/20/2034	2,000,000	1,931,807	1,893,272	—
GoldenTree Loan Management US 2020-7A(4) P.O. Box 1093, Queensgate House, Grand Cayman KY1-1102, Cayman Islands	Structured Note	13.34% (S + CSA + 7.75%)	4/20/2034	2,000,000	1,902,269	1,811,891	—
GoldenTree Loan Management US 2021-10A(4) P.O. Box 1093, Queensgate House, Grand Cayman KY1-1102, Cayman Islands	Structured Note	13.38% (S + CSA + 7.79%)	7/20/2034	1,250,000	1,218,757	1,069,227	—
GoldenTree Loan Management US 2021-9A(4) P.O. Box 1093, Queensgate House, Grand Cayman KY1-1102, Cayman Islands	Structured Note	12.34% (S + CSA + 6.75%)	1/20/2033	2,000,000	1,904,452	1,790,721	—
Thayer Park CLO, Ltd.(4) P.O. Box 1093, Queensgate House, Grand Cayman KY1-1102, Cayman Islands	Structured Note	14.46% (S + CSA + 8.87%)	4/20/2034	1,300,000	1,264,983	1,072,340	—

CLO Equity
Ares CLO Ltd 2021-62A(4) P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman, KY1-1102, Cayman Islands	Structured Subordinated Note	NA	1/25/2034	5,000,000	4,024,221	3,203,129	8.77
Babson CLO 2018-4A, Ltd.(4) P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman, KY1-1102, Cayman Islands	Structured Subordinated Note	NA	10/15/2030	4,000,000	1,750,699	1,386,000	7.84
Dryden 86 CLO, Ltd.(4) P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman, KY1-1102, Cayman Islands	Structured Subordinated Note	NA	7/17/2030	6,000,000	4,224,002	3,275,495	9.60
HPS Loan Management 12-2018, Ltd.(4) P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman, KY1-1102, Cayman Islands	Structured Subordinated Note	NA	7/18/2031	7,500,000	4,037,516	3,551,129	13.09

Portfolio Company and Address(3)	Industry	Interest Rate	Maturity Date	Par Amount ($)	Amortized Cost(1)(5) ($)	Fair Value ($)	% of Class
Long Point Park CLO, Ltd.(4) P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman, KY1-1102, Cayman Islands	Structured Subordinated Note	NA	1/17/2030	6,358,000	3,343,710	2,092,713	10.81
Regatta XII Funding Ltd.(4) 75 Fort Street, P.O. Box 1350, Grand Cayman KY1-1108, Cayman Islands	Structured Subordinated Note	NA	10/15/2032	6,000,000	4,259,871	3,384,000	13.95
Signal Peak CLO, LLC(4) Windward 3, Regatta Office Park, Grand Cayman KY1-1108, Cayman Islands	Structured Subordinated Note	NA	10/26/2034	5,000,000	2,294,123	1,739,240	8.55
Stratus CLO Series 2021-1A(4) One Nexus Way, Camana Bay, Grand Cayman KY1-9005, Cayman Islands	Structured Subordinated Note	NA	12/29/2029	2,000,000	1,379,154	1,179,627	5.43

____________

(1)      The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(2)      Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR), SOFR + Credit Spread Adjustment (S+CSA), where the Credit Spread Adjustment is a defined additional spread amount based on the tenor of SOFR the borrower selects, or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. For the holdings as of September 30, 2023 that have S+CSA as the base rate, the CSA is 10bp for 1M SOFR, 15bp for 3M SOFR, and 25bp for 6M SOFR. For the avoidance of doubt, loan floors apply to S+CSA, not S.

(3)      As of September 30, 2023, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.

(4)      Non-qualifying investment as defined by Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2023, 12.9% of the Company’s total assets were in non-qualifying investments.

(5)      As of September 30, 2023, the tax cost of the Company’s investments approximates their amortized cost.

(6)      Security or portion thereof held within Palmer Square BDC Funding I, LLC and is pledged as collateral supporting the amounts outstanding under the BoA Credit Facility (see Note 6 to the consolidated financial statements).

(7)      Security or portion thereof held within Palmer Square BDC Funding II, LLC and is pledged as collateral supporting the amounts outstanding under the WF Credit Facility (see Note 6 to the consolidated financial statements).

(8)      7-day effective yield as of September 30, 2023.

DETERMINATION OF NET ASSET VALUE

Although we are only required by the 1940 Act to determine our NAV at the end of each quarter and disclose it in connection with the filing of our annual and quarterly reports with the SEC, we intend to determine our NAV at the end of each month and disclose such determined monthly NAV or, in the case of a month-end that coincides with a quarter-end, an estimate of such monthly NAV via the filing of a current report on Form 8-K with the SEC within 20 days after each month-end. The NAV per share of our common stock as of November 30, 2023 was $16.98. After giving effect to the $0.535 per share distribution paid on December 22, 2023, our NAV per share as of November 30, 2023 would have been $16.45. In accordance with the procedures adopted by our Board, the NAV per share of our outstanding shares of common stock is determined quarterly/monthly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

We conduct the valuation of our assets, pursuant to which our NAV shall be determined, at all times consistent with U.S. GAAP and the 1940 Act. We apply ASC 820, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. Fair value is defined as the price that the Company would receive upon selling an investment or paying to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. Accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs.

Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•        Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

•        Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

•        Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date.

A financial instrument’s level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.

Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. We evaluate the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), we consider various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment.

The value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which permits a BDC’s board of directors to either (i) choose to continue to determine fair value in good faith, or (ii) designate its investment adviser as the valuation designee tasked with determining fair value in good faith, subject to the board’s oversight. Our Board has designated the Investment Advisor to serve as our valuation designee effective August 11, 2022.

Under procedures established by our Board, we value investments for which market quotations are readily available at such market quotations. Assets listed on an exchange will be valued at their last sales prices as reported to the consolidated quotation service at 4:00 P.M. Eastern Time on the date of determination. If no such sales of such securities occurred, such securities will be valued at the mean between the last available bid and ask prices as reported by an independent, third party pricing service on the date of determination (unless the prices provided by the pricing service is believed by the Investment Advisor to be unreliable or a significant event has occurred subsequent to the provision of the prices that the Investment Advisor determines will affect the fair value of the securities). Debt and equity securities that are not publicly traded or whose market prices are not readily available (or for which either of the events noted in the parenthetical immediately above occur) are valued at fair value by the Investment Advisor. Such determination of fair values may involve subjective judgments and estimates, although we will also engage independent valuation providers to review the valuation of each portfolio investment that constitutes a material portion of our portfolio and that does not have a readily available market quotation at least once annually. With respect to unquoted securities, our Investment Advisor will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. With respect to Level 3 assets, we intend to retain one or more independent providers of financial advisory services to assist the Investment Advisor by performing certain limited third-party valuation services. We may appoint additional or different third-party valuation firms in the future.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs with respect to a fair-valued portfolio company or comparable company, the Investment Advisor will use the pricing indicated by the external event in connection with its fair value determination process. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by the Investment Advisor using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had readily available market quotations existed for such investments, and the differences could be material.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

DESCRIPTION OF CAPITAL STOCK

The following description of our capital stock is based on relevant portions of the MGCL and on the Company’s Articles of Amendment and Restatement (as amended or supplemented from time to time, the “charter”) and the Company’s bylaws (the “bylaws”). This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws, forms of which are incorporated by reference as an exhibit to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Capital Stock

General

Under the terms of our charter, our authorized stock consists of 450,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. There is currently no market for our common stock, and we can offer no assurances that a market for our shares of common stock will develop in the future. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, our charter also provide that the Board, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following are our outstanding classes of securities as of September 30, 2023:
(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	450,000,000	—	26,665,813
Preferred Stock	50,000,000	—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by the charter, federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Except as may otherwise be specified in our charter, each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that, subject to our bylaws, holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our charter authorizes our Board to classify and reclassify any unissued shares of capital stock into classes or series of preferred stock. Prior to issuance of shares of each class or series of preferred stock, the Board is required by Maryland law and by our charter, to set the preferences, conversion and other rights, voting powers (including exclusive voting rights), restrictions, limitations as to dividends or other distributions, qualifications, and terms and conditions of redemption thereof, for each class or series. The Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. However, any issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66.7% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. The Company does not currently intend to issue preferred stock.

Provisions of the MGCL and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. In addition to the matters described below, we have adopted other measures pursuant to the MGCL that may make it difficult for a third party to obtain control of us, including provisions of our charter authorizing our Board to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our bylaws provide that the affirmative vote of the holders of a plurality of all votes cast at a meeting of stockholders duly called, and at which a quorum is present, will be required to elect a director. Our Board may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors is five, but such number may be increased or decreased by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than the minimum number required by the MGCL nor more than eight. Our charter provides that, at such time as we have at least three directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Section 3-804(c) of the MGCL regarding the filling of vacancies on the Board. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that, subject to the rights of any holders of preferred stock, a director, or the entire Board, may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the Board, (2) pursuant to our notice of meeting or (3) by a stockholder of the Company who is a stockholder of record both at the time of giving of notice provided for in our bylaws and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that the Board has determined that directors will be elected at the meeting, by a stockholder of the Company who is a stockholder of record both at the time of giving of notice provided for in our bylaws, at the record date set by our Board for the purpose of determining stockholders entitled to vote at the annual meeting, and at the time of the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, our charter provides for approval of these actions by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, the affirmative vote of at least 80% of the votes entitled to be cast thereon, with the holders of each class or series of our stock voting as a separate class, will be necessary to effect any of the following actions:

•        Any amendment to the charter to make the shares of common stock “redeemable securities” and any other proposal to convert the Company from a “closed-end company” to an “open-end company” (as defined in the 1940 Act);

•        The liquidation or dissolution of the Company and any amendment to the charter to effect such liquidation or dissolution;

•        Any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of the assets of the Company that the MGCL requires be approved by the stockholders; and

•        Any transaction between (A) the Company and (B) a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Exchange Act, or any successor provision), that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with, or employed by or acting as an agent of, any such person or member of such group; and

•        Any amendment to, or any amendment inconsistent with, the certain provisions of the charter including, but not limited to, those provisions related to the composition and classification of the Board, the removal and replacement of directors, provisions relating to the amendment of the bylaws and the requirements listed in this paragraph pertaining to certain extraordinary actions requiring the approval of at least 80% of the votes entitled to be cast on certain matters.

However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the Board will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act (if applicable and discussed below), as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.

Control Share Acquisitions

Subtitle 7 of Title 3 of the MGCL (the “Control Share Act”) provides that, once a corporation has at least 100 beneficial owners of its capital stock and subject to certain limited exceptions not applicable to the Company, control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•        one-tenth or more but less than one-third;

•        one-third or more but less than a majority; or

•        a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of the corporation to call a special meeting of stockholders to be held within 10 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. Such meeting must be held within 50 days after the day on which the corporation has received the request and the undertaking. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved, and without regard to the absence of voting rights of the control shares. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board determines that it would be in our best interests in light of (1) the Board’s fiduciary obligations to us, (2) applicable federal and state law provisions and (3) the particular facts and circumstances surrounding the Board’s action. Currently, the SEC staff would not recommend enforcement action against a BDC under Section 18(i) of the 1940 Act (as made applicable to BDCs pursuant to Section 61 of the 1940 Act) for opting in to and triggering a control share statute if the decision to do so by the board of the BDC was taken with reasonable care on a basis consistent with other applicable duties and laws and the duty to the BDC and its stockholders generally. Notwithstanding the foregoing, a recent court case in the U.S. District Court for the Southern District of New York raised questions regarding control share statutes and their consistency with Section 18(i) of the 1940 Act.

Business Combinations

Under Subtitle 6 of Title 3 of the MGCL (the “Business Combination Act”), once a corporation has at least 100 beneficial owners of its capital stock and subject to certain limited exceptions not applicable to the Company, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•        any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•        an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•        80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•        two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not “interested persons” as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Subtitle 8 of Title 3 of the MGCL

We are subject to Subtitle 8 of Title 3 of the MGCL. Subtitle 8 permits Maryland corporations with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of the following five provisions: a classified board; a two-thirds stockholder vote requirement for removing a director; a requirement that the number of directors be fixed only by vote of the directors; a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and a requirement that the request of the holders of at least a majority of all votes entitled to be cast shall be necessary to call a special meeting of stockholders. Through provisions in our charter and bylaws, some unrelated to Subtitle 8, we already include provisions classifying our Board in three classes serving staggered three-year terms; require the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter for the removal of any director from the board, which removal is allowed only for cause; vest in the board the exclusive power to fix the number of directorships, subject to limitations set forth in our charter and bylaws, and fill vacancies; and require the written request of stockholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting to call a stockholder — initiated special meeting.

Conflicts with 1940 Act

Our charter and bylaws provide that any provision of the MGCL, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws will be subject to the requirements and limitations of the 1940 Act.

Exclusive Forum

Our charter provides that, unless we consent in writing to the selection of a different forum, (i) the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be, except for any claims made under the federal U.S. securities laws, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by a director or officer or other employee of the Company to the Company or to the stockholders of the Company or asserting a claim of breach of any standard of conduct set forth in the MGCL, (c) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the MGCL, the charter or our bylaws, or (d) any action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine and (ii) the federal district courts of the United States of America shall be the sole and exclusive forum for any claims, suits, actions or proceedings arising under the federal securities laws. With respect to any proceeding described in the foregoing sentence that is in the Circuit Court for Baltimore City, Maryland, the Company and its stockholders consent, pursuant to the terms of the charter, to the assignment of the proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 or any successor thereof. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company will be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid. This exclusive forum provision would not apply to claims arising under the federal securities laws.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, 32,552,794 shares of our common stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option. The 5,450,000 shares of common stock sold in the offering (assuming no exercise of the underwriters’ over-allotment option) will be freely tradable without restriction or limitation under the Securities Act. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The 27,102,794 shares of our common stock that were issued prior to the completion of this offering will be “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and we are subject to the Exchange Act periodic reporting requirements for at least three months prior to the sale, the holder of such restricted securities can sell such securities. However, the number of securities sold by a holder that is an affiliate within any three-month period cannot exceed the greater of:

•        1% of the total number of securities then outstanding; or

•        the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our affiliates also are subject to certain manner of sale limitations, notice requirements and the availability of current public information about us. No assurance can be given as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. Immediately upon the expiration of both lock-up periods described below, an aggregate of shares of common stock subject to the lock-up will be eligible for sale in the public market in accordance with Rule 144.

Stockholders that purchased our shares of common stock prior to this offering are not permitted to transfer their shares without our and our Investment Advisor’s prior written consent as follows:

•        for 180 days following this offering, a shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of common stock held by such shareholder prior to the date of this offering;

•        for 270 days following this offering, a shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber two-thirds of the shares of common stock held by such shareholder prior to the date of this offering; and

•        for 360 days following this offering, a shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber one-third of the shares of common stock held by such shareholder prior to the date of this offering.

Certain of our stockholders have similarly agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for or repayable with common stock for the periods and in the amounts described above without first obtaining the written consent of the representatives of the several underwriters, subject to certain exceptions. Additionally, we, our Investment Advisor and our directors and executive officers have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for or repayable with common stock, for 180 days after the date of this prospectus without first obtaining the written consent of the representatives of the several underwriters, subject to certain exceptions. See “Underwriting — No Sales of Similar Securities.”

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of its dividends and other distributions on behalf of the stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then stockholders who do not “opt out” of the dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of common stock, rather than receiving cash dividends and distributions.

The Board intends to primarily use newly-issued shares to implement the dividend reinvestment plan, whether or not the shares are trading at a price per share at, below or above NAV. However, the Board reserves the right to purchase shares in the open market in connection with the implementation of the dividend reinvestment plan. The Board will examine the full facts and circumstances of each such dividend to determine the approach (i.e., to use newly issued shares or effectuate open market purchases to implement the dividend reinvestment plan) that is in the best interests of stockholders taking into account the Board’s fiduciary duties to stockholders, including by weighing the potential dilution in connection with such issuance to be incurred by the stockholders against our need and usage of reinvested funds, and, if we use newly issued shares to implement the dividend reinvestment plan at a time when the shares are trading at a price below NAV, the stockholders’ receipt of fewer shares than they would have if we had effectuated open market purchases. The number of newly issued shares to be issued to a participant would be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of the common stock at the close of regular trading on a national securities exchange on the dividend payment date. Shares purchased in open market transactions by Equiniti, the plan administrator and our transfer agent, registrar and dividend disbursing agent, will be allocated to a participant based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of the common stock purchased with respect to the dividend.

A registered stockholder may elect to receive an entire distribution in cash by notifying Equiniti in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in noncertificated form.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash dividends will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will generally be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by so notifying the plan administrator by submitting a letter of instruction terminating the participant’s account under the plan to Equiniti. The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us.

If participants withdraw from the plan or the plan is terminated, the plan administrator will cause the shares held for the participant under the plan to be delivered to the participant. If an investor holds common stock with a brokerage firm that does not participate in the plan, such investor will not be able to participate in the plan and any dividend reinvestment may be affected on different terms than those described above.

Stockholders can obtain additional information about the dividend reinvestment plan by contacting Equiniti via telephone at (877) 248-6417 or by mailing a request to Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, partnerships and other pass- through entities, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States;

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•        a trust if (a) a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person for federal income tax purposes; or

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of the investor’s particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, including the potential application of U.S. withholding taxes, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our initial taxable year ended December 31, 2020. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute (or are deemed to distribute) to our stockholders from our earnings and profits. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•        qualify as a RIC; and

•        satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally defined as net long-term capital gains in excess of short-term capital losses) we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a nondeductible U.S. federal excise tax of 4% on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 of that calendar year and (3) any income realized, but not distributed, in preceding years and on which we paid no federal income tax (“Excise Tax Distribution Requirement”).

To qualify as a RIC for federal income tax purposes, we must, among other things:

•        continue to qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;

•        derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to our business of investing in such stock or securities the (“90% Income Test”); and

•        diversify our holdings so that at the end of each quarter of the taxable year:

(i)     at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

(ii)    no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more “qualified publicly-traded partnerships,” (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships in which we are a partner (other than a “qualified publicly traded partnership”) for purposes of the Diversification Tests.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those taxable years.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat distributions that would otherwise constitute qualified distribution income as non-qualified distribution income, (2) treat distributions that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our ability to be subject to tax as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so may limit our ability to deduct interest expenses for tax purposes, which is subject to other limitations under U.S. federal income tax law.

We intend to invest a portion of our net assets in below investment grade instruments (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation), which are often referred to as “junk” bonds. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary to seek to ensure that we distribute sufficient income so that we do not become subject to U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Regulation as a Business Development Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to income that is not qualifying income for purposes of the 90% Income Test.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Company.

We may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which we held the PFIC stock. We will be subject to tax on the portion, if any, of the excess distribution that is allocated to our holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though we distribute the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

We may be eligible to elect alternative tax treatment with respect to PFIC stock. Under such an election, we generally would be required to include in our gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, we may be able to elect to mark to market our PFIC stock, resulting in any unrealized gains at year end being treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years with respect to stock in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject us to tax on certain income from PFIC stock, the amount that must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time we accrue interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of our investment company taxable income to be distributed to stockholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that we must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, we would not be able to make ordinary distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to stockholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each stockholder’s basis in our shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations in the Code, such distributions may be eligible for the preferential maximum rate applicable to qualified dividend income of individual stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees may be eligible for a dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we would be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gains at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

The remainder of this discussion assumes that we qualify as a RIC and satisfy the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains, whether paid in cash or reinvested in additional shares. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided that we properly report such distribution as “qualifying dividend income” in a written statement furnished to our stockholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends. Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but report the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund for the taxes we paid. To utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

Certain distributions reported by us as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that we are eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over the sum of our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.

Stockholders generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held the shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock or substantially identical position are purchased or acquired (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. high-income individuals, and certain estates and trusts. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 21% corporate income tax rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We are required to report adjusted cost basis information for covered securities which generally include shares of a RIC acquired after January 1, 2012 to the IRS and to taxpayers. The tax regulations require that we elect a default tax identification methodology to perform the required reporting. We have chosen the first-in-first-out (“FIFO”) method as the default tax lot identification method for our stockholders. This is the method we will use to determine which specific shares are deemed to be sold when a stockholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a stockholder’s Form 1099. However, at the time of purchase or upon the sale of “covered” shares, stockholders may generally choose a different tax lot identification method. Stockholders should consult a tax advisor with regard to their personal circumstances as the Company and its service providers do not provide tax advice. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Until and unless we are treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (1) our shares being held by at least 500 persons at all times during a taxable year, (2) our shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act) or (3) our shares being treated as regularly traded on an established securities market for any taxable year, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (1) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our Adviser and certain of our other expenses, (2) each such U.S. stockholder will be treated as having received or accrued a distribution from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. stockholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Backup Withholding.    We may be required to withhold federal income tax (“backup withholding”), currently at a rate of 24%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Reportable Transactions Reporting.    If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

U.S. Taxation of Tax-Exempt U.S. Stockholders

A U.S. stockholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. stockholder of the activities we propose to conduct could give rise to UBTI. However, a BDC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law.

Therefore, a tax-exempt U.S. stockholder generally should not be subject to U.S. taxation solely as a result of the stockholder’s ownership of our stock and receipt of dividends with respect to such stock. Moreover, under current law, if we incur indebtedness, such indebtedness generally will not be attributed to a tax-exempt U.S. stockholder. Therefore, a tax-exempt U.S. stockholder should not be treated as earning income from “debt- financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non- qualifying investments. In the event that any such proposals were to be adopted and applied to BDCs, the treatment of dividends payable to tax- exempt investors could be adversely affected.

Taxation of Non-U.S. Stockholders

The following discussion applies only to Non-U.S. stockholders. Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by RICs to Non-U.S. stockholders, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any of our distributions will be reported as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains recognized by a Non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or such Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. To obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Backup Withholding.    A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend disbursing agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required, such as W-8BEN, W-8BEN-E or other applicable series W-8.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Legislative or Other Actions Affecting RICs

The foregoing discussion is only a summary and is based upon existing federal income tax law. You should recognize that the federal income tax treatment of an investment in us may be modified at any time by legislative, judicial or administrative action. Any such changes may have a retroactive effect with respect to existing transactions and investments and may modify the statements made above. You are urged to consult with your own tax advisor with respect to the impact of recent legislation on your investment in our shares.

THE FOREGOING DISCUSSION SHOULD NOT BE CONSIDERED TO DESCRIBE FULLY THE FEDERAL INCOME TAX CONSEQUENCES OF AN INVESTMENT IN US. YOU ARE STRONGLY ADVISED TO CONSULT WITH YOUR TAX ADVISORS WITH RESPECT TO THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN US.

TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING AGENT

Equiniti Trust Company, LLC serves as our transfer agent, registrar and dividend disbursing agent, pursuant to a transfer agency and registrar services agreement. The principal address of Equiniti Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.

CUSTODIAN

Our assets are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is One Federal Street, 3rd Floor, Boston, Massachusetts 02110.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Since we will generally acquire and dispose of investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board, our Investment Advisor will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Investment Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Investment Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Investment Advisor may select a broker based partly upon brokerage or research services provided to us, our Investment Advisor and any other accounts. Such brokerage or research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, we may pay a higher commission than other brokers would charge if our Investment Advisor determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

J.P. Morgan Securities LLC, BofA Securities, Inc., RBC Capital Markets, LLC and UBS Securities LLC are acting as representatives of the several underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us, our Investment Advisor and the representatives, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
J.P. Morgan Securities LLC
BofA Securities, Inc.
RBC Capital Markets, LLC
UBS Securities LLC
Citigroup Global Markets Inc.
Janney Montgomery Scott LLC
Oppenheimer & Co. Inc.
Clear Street LLC
Total	5,450,000

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

We and the Investment Advisor have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price set forth on the cover of this prospectus and to dealers at that price less a concession not in excess of $             per share. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The following table shows the public offering price, underwriting discount and commissions and net proceeds to us. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

	Per Share		Total
Public offering price		$16.45		$89,652,500
Sales load(1)	$		$
Proceeds to us(2)		$16.45		$89,652,500

____________

(1)      Our Investment Advisor has agreed to pay the entire sales load (underwriting discounts and commissions) payable to the underwriters in connection with this offering. We are not obligated to repay any such sales load (underwriting discounts and commissions) paid by our Investment Advisor. Our Investment Advisor will not pay any sales load on the shares of common stock, if any, sold to certain officers, employees, business associates and related persons of the Investment Advisor.

(2)      Offering expenses are estimated to be approximately $2.21 million in connection with this offering. Our Investment Advisor has agreed to pay all such offering costs associated with this offering on our behalf. We are not obligated to repay any such offering costs paid by our Investment Advisor.

We have granted the underwriters an option to purchase up to 817,500 additional shares of our common stock from us, at the public offering price, within 30 days from the date of this prospectus to cover over-allotments, if any. If the underwriters exercise their over-allotment option, the total sales load payable by our Investment Advisor will be $          million and total proceeds to us will be approximately $103,100,375.

The expenses of the offering, not including the underwriting discount, but including up to $25,000 in reimbursement of certain underwriters’ counsel fees in connection with the review of the terms of this offering by the Financial Industry Regulatory Authority, Inc., are estimated at approximately $2.21 million and are payable by our Investment Advisor.

Over-Allotment Option

We have granted an option to the underwriters, exercisable for 30 days after the date of this prospectus, to purchase up to 817,500 additional shares at the public offering price to cover over-allotments, if any. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

No Sales of Similar Securities

We, our executive officers and directors, our Investment Advisor and all of our existing stockholders, have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for or repayable with common stock, for (i) with respect to us, our executive officers and directors and our Investment Advisor, 180 days after the date of this prospectus and (ii) with respect to all of our other stockholders, (x) 180 days after the date of this prospectus with respect to one-third of the shares of common stock held by such stockholder prior to the date of this offering, (y) 270 days after the date of this prospectus with respect to an additional one-third of the shares of common stock held by such stockholder prior to the date of this offering and (z) 360 days after the date of this prospectus with respect to the remaining one-third of the shares of common stock held by such stockholder prior to the date of this offering without in each case first obtaining the written consent of the representatives of the several underwriters. Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly:

•        offer, pledge, sell or contract to sell any common stock,

•        sell any option or contract to purchase any common stock,

•        purchase any option or contract to sell any common stock,

•        grant any option, right or warrant for the sale of any common stock,

•        lend or otherwise dispose of or transfer any common stock,

•        request or demand that we file a registration statement related to the common stock, or

•        enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

This lock-up provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition. See discussion under the section entitled “Shares Eligible for Future Sale” with respect to contractual lock-up agreements between us and each of our current stockholders.

Listing

Our common stock has been approved for listing on the New York Stock Exchange under the symbol “PSBD”.

Determination of the Initial Public Offering Price

Before this offering, there has been no public market for our common stock. The initial public offering price will be determined through negotiations between us and the representatives of the underwriters. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price are:

•        the information included in this prospectus and otherwise available to the representatives,

•        the valuation multiples of publicly traded companies that the representatives believe to be comparable to us,

•        our financial information,

•        the history of, and the prospects for, our company and the industry in which we compete,

•        an assessment of our management, its past and present operations, and the prospects for, and timing of, our future revenues,

•        the present state of our development,

•        the general condition of the securities markets at the time of the offering,

•        the above factors in relation to market values and various valuation measures of other companies engaged in activities similar to ours, and

•        other factors deemed relevant by us and the representatives.

An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

The underwriters do not expect to sell more than 5% of the shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the representatives may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

In connection with the offering, the underwriters may purchase and sell our common stock in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ over-allotment option. The underwriters may close out any covered short position by either exercising their over-allotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the option granted to them. “Naked” short sales are sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on the New York Stock Exchange, in the over-the-counter market or otherwise.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

In connection with the offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking, trading of debt and equity securities and other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies including certain affiliates of the underwriters having acted as agent in connection with certain of our historical private placement transactions. They have received, or may in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Affiliates of certain of the underwriters serve as lenders under our credit facilities and may serve as lenders under any future credit facilities. Affiliates of the underwriters may receive part of the net proceeds of the offering by reason of the repayment of certain amounts outstanding under our credit facilities.

Principal Business Address

The principal business address of J.P. Morgan Securities LLC is 383 Madison Avenue, New York, NY 10179. The principal business address of BofA Securities, Inc. is One Bryant Park, New York, NY 10036. The principal business address of RBC Capital Markets, LLC is 200 Vesey Street, 8th Floor, New York, NY 10281. The principal business address of UBS Securities LLC is 1285 Avenue of the Americas, New York, NY 10019. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013.

Canadian Selling Restrictions

No prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offer and sale of the shares of our common stock. No securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this document or on the merits of the shares of our common stock and any representation to the contrary is an offence. The offer and sale of the shares of our common stock in Canada is being made on a private placement basis and is exempt from the requirement that the issuer prepare and file a prospectus under applicable Canadian securities laws. Any resale of shares of our common stock acquired by a Canadian investor in this offering must be made in accordance with applicable Canadian securities laws, which resale restrictions may under certain circumstances apply to resales of the shares of our common stock outside of Canada.

As applicable, each Canadian investor who purchases the shares of our common stock will be deemed to have represented to the issuer, the underwriters and to each dealer from whom a purchase confirmation is received, as applicable, that the investor (i) is purchasing as principal, or is deemed to be purchasing as principal in accordance with applicable Canadian securities laws, for investment only and not with a view to resale or redistribution; (ii) is an “accredited investor” as such term is defined in section 1.1 of National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) or, in Ontario, as such term is defined in section 73.3(1) of the Securities Act (Ontario); and (iii) is a “permitted client” as such term is defined in section 1.1 of National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if this prospectus (including any amendment thereto) contains a misrepresentation, provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by securities legislation of the purchaser’s province or territory. The purchaser should refer to any applicable provisions of the securities legislation of the purchaser’s province or territory for particulars of these rights or consult with a legal advisor.

Pursuant to section 3A.3 of National Instrument 33-105 Underwriting Conflicts (“NI 33-105”) (or section 3A.4 in the case of securities issued or guaranteed by the government of a non-Canadian jurisdiction), this offering is conducted pursuant to an exemption from the requirement that Canadian investors be provided with certain underwriter conflicts of interest disclosure that would otherwise be required pursuant to subsection 2.1(1) of NI 33-105. In addition to the foregoing, by purchasing the shares of our common stock, investors in Canada will also be deemed to have acknowledged and consented to certain prescribed disclosure regarding the investors and their purchase of the shares of our common stock which may be required to be provided to the applicable Canadian securities regulators.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Dechert LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Kirkland & Ellis LLP, Washington, DC.

EXPERTS

PricewaterhouseCoopers LLP located at Kansas City, Missouri, is our independent registered public accounting. PricewaterhouseCoopers LLP audits our financial statements and provides audit related services and tax services.

The financial statements as of December 31, 2022 and 2021 and for each of the two years in the period ended December 31, 2022 and the senior securities table as of December 31, 2022, 2021 and 2020 under the heading “Senior Securities” included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to shares of our common stock offered by this prospectus. The registration statement contains additional information about us and shares of our common stock being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at www.palmersquarecap.com, and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315 Mission Woods, KS 66205, Attention: Investor Relations, or by telephone (collect) at (816) 994-3200. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at www.sec.gov.

Index to Consolidated Financial Statements

Annual Financial Statements

Interim Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Palmer Square Capital BDC Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments of Palmer Square Capital BDC Inc. and its subsidiaries (the “Company”) as of December 31, 2022 and 2021, and the related consolidated statements of operations, of changes in net assets and of cash flows for the years then ended, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations, changes in its net assets and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 and 2021 by correspondence with the custodian, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
March 10, 2023

We have served as the Company’s auditor since 2019.

PCAOB ID: 238

Palmer Square Capital BDC Inc.
Consolidated Statement of Assets and Liabilities

	December 31, 2022	December 31, 2021
Assets:
Non-controlled, non-affiliated investments, at fair value (amortized cost of $1,120,099,935 and $1,189,713,653, respectively)	$1,017,211,732	$1,194,257,584
Cash and cash equivalents	1,650,801	1,093,503
Receivables:
Receivable for sales of investments	31,014,356	17,393,877
Receivable for paydowns of investments	136,119	227,548
Due from investment adviser	234,102	280,740
Dividend receivable	141,997	833
Interest receivable	6,465,594	3,836,068
Prepaid expenses and other assets	598,327	195,996
Total Assets	$1,057,453,028	$1,217,286,149

Liabilities:
Credit facilities, net (Note 6)	$641,309,417	$649,910,497
Payables:
Payable for investments purchased	42,750,748	104,278,958
Distributions payable	6,941,066	5,874,681
Management fee payable	1,872,815	2,245,918
Directors fee payable	—	5,000
Accrued other general and administrative expenses	1,135,500	2,173,507
Total Liabilities	$694,009,546	$764,488,561

Commitments and contingencies (Note 8)

Net Assets:
Common Shares, $0.001 par value; 450,000,000 shares authorized; 24,286,628 and 22,570,331 as of December 31, 2022 and December 31, 2021, respectively issued and outstanding	$24,287	$22,570
Additional paid-in capital	473,921,377	444,739,748
Total distributable earnings (accumulated deficit)	(110,502,182)	8,035,270
Total Net Assets	$363,443,482	$452,797,588
Total Liabilities and Net Assets	$1,057,453,028	$1,217,286,149
Net Asset Value Per Common Share	$14.96	$20.06

The accompanying notes are an integral part of these consolidated financial statements.

Palmer Square Capital BDC Inc.
Consolidated Statement of Operations

	For the Year Ended December 31,
	2022	2021
Income:
Investment income from non-controlled, non-affiliated investments:
Interest income	$73,705,450	$38,897,216
Dividend income	610,203	9,597
Other income	184,247	778,840
Total investment income from non-controlled, non-affiliated investments	74,499,900	39,685,653
Total Investment Income	74,499,900	39,685,653

Expenses:
Interest expense	23,452,169	8,616,661
Management fees	8,328,713	6,369,583
Professional fees	741,961	758,435
Directors fees	75,000	75,000
Other general and administrative expenses	1,862,314	1,827,931
Total Expenses	34,460,157	17,647,610
Less: Management fee waiver (Note 3)	(1,041,089)	(796,198)
Net expenses	33,419,068	16,851,412
Net Investment Income (Loss)	41,080,832	22,834,241

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses):
Non-controlled, non-affiliated investments	(8,130,187)	4,753,263
Total net realized gains (losses)	(8,130,187)	4,753,263
Net change in unrealized gains (losses):
Non-controlled, non-affiliated investments	(107,432,980)	(8,527,786)
Total net change in unrealized gains (losses)	(107,432,980)	(8,527,786)
Total realized and unrealized gains (losses)	(115,563,167)	(3,774,523)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(74,482,335)	$19,059,718

Per Common Share Data:
Basic and diluted net investment income per common share	$1.78	$1.47
Basic and diluted net increase (decrease) in net assets resulting from operations	$(3.22)	$1.23
Weighted Average Common Shares Outstanding – Basic and Diluted	23,130,666	15,494,614

The accompanying notes are an integral part of these consolidated financial statements.

Palmer Square Capital BDC Inc.
Consolidated Statement of Changes in Net Assets

	For the Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$41,080,832	$22,834,241
Net realized gains (losses) on investments and foreign currency transactions	(8,130,187)	4,753,263
Net change in unrealized gains (losses) on investments, foreign currency translations, and foreign currency exchange contracts	(107,432,980)	(8,527,786)
Net Increase (Decrease) in Net Assets Resulting from Operations	(74,482,335)	19,059,718

Decrease in Net Assets Resulting from Stockholder Distributions
Dividends and distributions to stockholders	(43,102,007)	(17,845,775)
Distributions declared from realized gains	(953,110)	(8,106,718)
Net Decrease in Net Assets Resulting from Stockholder Distributions	(44,055,117)	(25,952,493)

Increase in Net Assets Resulting from Capital Share Transactions
Issuance of common shares	5,023,801	188,861,571
Reinvestment of distributions	24,159,545	17,683,821
Net Increase in Net Assets Resulting from Capital Share Transactions	29,183,346	206,545,392
Total Increase (Decrease) in Net Assets	(89,354,106)	199,652,617
Net Assets, Beginning of Period	452,797,588	253,144,971
Net Assets, End of Period	$363,443,482	$452,797,588

The accompanying notes are an integral part of these consolidated financial statements.

Palmer Square Capital BDC Inc.
Consolidated Statement of Cash Flows

	For the Year Ended December 31,
	2022	2021
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(74,482,335)	$19,059,718
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Net realized (gains)/losses on investments	8,130,187	(4,753,263)
Net change in unrealized (gains)/losses on investments	107,432,980	8,527,786
Net accretion of discount on investments	(1,717,453)	(286,282)
Purchases of short-term investments	(374,447,403)	(662,604,311)
Purchases of portfolio investments	(278,951,054)	(926,351,937)
Proceeds from sale of short-term investments	402,242,952	637,566,416
Proceeds from sale of portfolio investments	314,355,643	406,800,208
Amortization of deferred financing cost	988,243	909,269
Increase/(decrease) in operating assets and liabilities:
(Increase)/decrease in receivable for sales of investments	(13,620,479)	(5,631,875)
(Increase)/decrease in interest and dividends receivable	(2,770,690)	(2,224,325)
(Increase)/decrease in due from investment adviser	46,638	(125,387)
(Increase)/decrease in receivable for paydowns of investments	91,429	(106,157)
(Increase)/decrease in prepaid expenses and other assets	(402,331)	(195,996)
Increase/(decrease) in interest payable on credit facilities	1,160,678	—
Increase/(decrease) in payable for investments purchased	(61,528,210)	88,725,508
Increase/(decrease) in management fees payable	(373,103)	1,003,097
Increase/(decrease) in directors fee payable	(5,000)	—
Increase/(decrease) in accrued other general and administrative expenses	(1,038,008)	1,676,221
Net cash provided by (used in) operating activities	25,112,684	(438,011,310)
Cash Flows from Financing Activities:
Borrowings on the credit facilities	81,250,000	256,629,745
Payments on the credit facilities	(92,000,000)	—
Payments of debt issuance costs	—	(780,621)
Distributions paid in cash	(18,829,187)	(6,288,461)
Proceeds from issuance of common shares, net of change in subscriptions receivable of $ –	5,023,801	188,861,571
Net cash provided by (used in) financing activities	(24,555,386)	438,422,234
Net increase/(decrease) in cash and cash equivalents	557,298	410,924
Cash and cash equivalents, beginning of period	1,093,503	682,579
Cash and cash equivalents, end of period	$1,650,801	$1,093,503

Supplemental and Non-Cash Information:
Interest paid during the period	$22,291,491	$7,313,093
Distributions declared during the period	$44,055,117	$25,952,493
Reinvestment of distributions during the period	$24,159,545	$17,683,821
Distributions payable	$6,941,066	$5,874,681

The accompanying notes are an integral part of these consolidated financial statements.

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2022

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Debt Investments
First Lien Senior Secured(2)
AAdvantage Loyalty IP Ltd.(4)(7)	Insurance	8.99% (L + 4.75%)	4/20/2028	$3,750,000	$3,716,805	$3,740,039	0.9%
AccentCare, Inc.(7)	Healthcare Providers and Services	8.73% (L + 4.00%)	6/22/2026	5,970,140	5,971,668	4,059,695	1.1%
Acrisure, LLC(7)	Insurance	7.88% (L + 3.50%)	2/12/2027	5,842,349	5,829,939	5,496,511	1.5%
Acrisure, LLC(7)	Insurance	8.63% (L + 4.25%)	2/15/2027	4,999,500	4,968,962	4,851,590	1.3%
AI Aqua Merger Sub, Inc.,(7)(8)	Food Products	7.97% (S + 3.75%)	6/16/2028	7,661,500	7,664,792	7,235,329	2.0%
Aimbridge Acquisition Co., Inc.(7)	Hotels, Restaurants and Leisure	8.13% (L + 3.75%)	2/2/2026	4,936,225	4,848,346	4,508,945	1.2%
Alliant Holdings Intermediate LLC(7)	Insurance	7.85% (L + 3.50%)	11/5/2027	5,925,000	5,919,495	5,799,094	1.6%
Allied Universal Holdco LLC(7)	Professional Services	8.17% (S + CSA + 3.75%)	4/7/2028	6,912,500	6,907,152	6,580,735	1.8%
Amentum Government Services Holdings LLC(7)	Aerospace and Defense	8.76% (S + 4.00%)	2/15/2029	5,970,000	5,944,146	5,831,944	1.6%
American Rock Salt Company LLC(7)	Metals and Mining	8.38% (L + 4.00%)	6/9/2028	5,914,950	5,906,545	5,582,234	1.5%
Amynta Agency Borrower, Inc.(7)	Insurance	8.88% (L + 4.50%)	2/28/2025	8,837,032	8,726,822	8,395,181	2.3%
AP Gaming I, LLC(4)(5)(7)	Hotels, Restaurants and Leisure	8.73% (S + CSA + 4.00%)	2/15/2029	8,689,362	8,574,269	8,254,894	2.3%
Aptean Inc(7)(8)	Software	8.98% (L + 4.25%)	4/23/2026	7,804,752	7,806,146	7,492,562	2.1%
AQA Acquisition Holding, Inc.(5)(7)	Software	8.98% (L + 4.25%)	11/19/2027	8,431,026	8,314,473	8,107,865	2.2%
ARC Falcon I Inc.(7)	Chemicals	8.13% (L + 3.75%)	8/31/2028	4,319,427	4,298,413	3,740,771	1.0%
Aruba Investments Holdings, LLC(7)	Chemicals	8.14% (L + 4.00%)	10/28/2027	2,463,819	2,437,480	2,400,178	0.7%
Ascend Learning, LLC(7)	Professional Services	7.88% (L + 3.50%)	11/18/2028	7,425,000	7,392,488	7,038,789	1.9%
AssuredPartners, Inc.(7)	Insurance	7.88% (L + 3.50%)	2/12/2027	4,416,472	4,421,141	4,288,394	1.2%
AssuredPartners, Inc.(7)	Insurance	7.82% (S + 3.50%)	2/12/2027	1,985,000	1,973,934	1,932,398	0.5%
Athletico Management, LLC(7)	Healthcare Providers and Services	8.98% (S + CSA + 4.25%)	2/2/2029	7,188,875	7,157,111	5,890,384	1.6%
Autokiniton US Holdings, Inc.(7)(8)	Auto Components	8.79% (L + 4.50%)	3/27/2028	8,134,273	8,142,050	7,895,370	2.2%
Aveanna Healthcare LLC(4)(5)(7)	Healthcare Providers and Services	8.14% (L + 3.75%)	6/30/2028	5,149,341	5,111,181	3,988,165	1.1%
Barracuda Networks, Inc.(7)	Software	8.59% (S + 4.50%)	4/13/2029	7,500,000	7,285,329	7,245,825	2.0%
BBB Industries(8)	Auto Components	9.67% (S + CSA + 5.25%)	6/29/2029	4,000,000	3,616,539	3,650,000	1.0%
BCP Renaissance Parent LLC(7)	Oil, Gas and Consumable Fuels	7.82% (S + 3.50%)	10/30/2026	7,569,511	7,554,173	7,511,377	2.1%
Belfor Holdings, Inc.(5)(7)	Commercial Services and Supplies	8.38% (L + 3.75%)	3/31/2026	1,994,832	1,989,845	1,984,858	0.5%
Castle US Holding Corporation(7)(8)	Professional Services	8.38% (L + 4.00%)	1/29/2027	6,037,233	5,981,767	3,758,177	1.0%
Castle US Holding Corporation(8)	Professional Services	8.13% (L + 3.75%)	1/29/2027	1,974,737	1,966,699	1,230,508	0.3%
CCI Buyer, Inc.(7)(8)	Wireless Telecommunication Services	8.58% (S + 4.00%)	12/17/2027	6,795,280	6,789,067	6,509,879	1.8%
CCS-CMGC Holdings, Inc.(7)	Healthcare Providers and Services	9.91% (L + 5.50%)	10/1/2025	5,355,711	5,303,965	4,263,360	1.2%
CDK Global(7)	Software	9.08% (S + 4.50%)	7/6/2029	4,000,000	3,883,280	3,970,680	1.1%
Congruex Group LLC(8)	Construction and Engineering	9.99% (S + CSA + 5.75%)	4/28/2029	6,218,750	6,073,258	6,063,281	1.7%
Connectwise LLC(7)	IT Services	7.88% (L + 3.50%)	9/29/2028	7,920,000	7,908,488	7,543,800	2.1%

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2022 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Consolidated Communications, Inc.(4)(7)	Diversified Telecommunication Services	7.88% (L + 3.50%)	10/2/2027	1,428,009	1,412,497	1,265,573	0.3%
ConvergeOne Holdings Corp.(7)(8)	IT Services	9.38% (L + 5.00%)	1/4/2026	9,839,102	9,682,304	5,765,959	1.6%
Corelogic, Inc.(7)	Internet Software and Services	7.94% (L + 3.50%)	4/14/2028	7,900,000	7,893,718	6,618,739	1.8%
CP Atlas Buyer, Inc(7)	Building Products	7.88% (L + 3.50%)	11/23/2027	6,894,514	6,800,708	6,064,484	1.7%
Creation Technologies, Inc.(4)(8)	Electronic Equipment, Instruments and Components	9.25% (L + 5.50%)	9/14/2028	4,975,000	4,911,130	4,004,875	1.1%
Curia Global, Inc.(7)	Healthcare Providers and Services	8.16% (L + 3.75%)	8/30/2026	4,850,056	4,836,404	4,017,980	1.1%
Dave & Buster’s, Inc.(4)(5)(7)	Hotels, Restaurants and Leisure	9.44% (S + CSA + 5.00%)	6/22/2029	5,000,000	4,981,250	4,982,825	1.4%
DCert Buyer, Inc.(7)	IT Services	8.70% (S + 4.00%)	10/16/2026	7,835,452	7,835,021	7,586,402	2.1%
Deerfield Dakota Holding, LLC(7)	Diversified Financial Services	8.07% (S + 3.75%)	2/25/2027	4,875,000	4,824,100	4,564,999	1.3%
Delta Topco, Inc.(7)	IT Services	8.15% (S + 3.75%)	10/29/2027	6,902,406	6,897,810	6,398,530	1.8%
Digi International Inc.(4)(8)	Technology Hardware, Storage and Peripherals	9.38% (L + 5.00%)	12/22/2028	4,386,161	4,308,443	4,353,265	1.2%
DIRECTV Financing, LLC(7)	Media	9.38% (L + 5.00%)	8/2/2027	5,325,000	5,287,772	5,195,762	1.4%
Dotdash Meredith, Inc.(7)	Media	8.22% (S + CSA + 4.00%)	11/23/2028	9,900,000	9,856,743	8,563,500	2.4%
EAB Global, Inc.(7)	Professional Services	7.88% (L + 3.50%)	6/28/2028	1,791,912	1,784,394	1,728,237	0.5%
ECI Software Solutions, Inc.(7)	Software	8.48% (L + 3.75%)	9/30/2027	6,864,925	6,841,429	6,607,490	1.8%
ECL Entertainment, LLC(8)	Hotels, Restaurants and Leisure	11.88% (L + 7.50%)	3/31/2028	1,970,000	2,006,853	1,968,365	0.5%
EFS Cogen Holdings I, LLC(7)(8)	Independent Power and Renewable Electricity Producers	8.23% (L + 3.50%)	10/29/2027	7,680,240	7,686,971	7,404,558	2.0%
Endurance International Group, Inc., The(7)	Professional Services	7.72% (L + 3.50%)	2/10/2028	4,686,175	4,620,144	4,229,273	1.2%
Ensemble RCM, LLC(7)	Healthcare Technology	7.94% (S + CSA + 3.75%)	7/24/2026	5,689,474	5,618,296	5,636,135	1.6%
Fertitta Entertainment, LLC(7)	Hotels, Restaurants and Leisure	8.32% (S + 4.00%)	1/29/2029	7,443,750	7,415,307	7,092,070	2.0%
Filtration Group Corporation(7)	Industrial Conglomerates	7.88% (L + 3.50%)	10/20/2028	3,950,000	3,941,824	3,887,452	1.1%
Flexera Software LLC(7)(8)	Software	8.14% (L + 3.75%)	1/26/2028	8,837,266	8,817,772	8,503,129	2.3%
Garda World Security Corporation(4)(5)(7)	Diversified Consumer Services	8.53% (S + 4.25%)	2/12/2029	7,000,000	6,772,500	6,755,000	1.9%
Getty Images, Inc.(5)(7)(8)	Media	8.94% (L + 4.50%)	2/13/2026	8,356,730	8,358,691	8,351,507	2.3%
GIP III Stetson I, LP(7)	Energy Equipment and Services	8.63% (L + 4.25%)	7/19/2025	1,855,663	1,804,227	1,822,614	0.5%
Global Medical Response, Inc.(7)	Healthcare Providers and Services	8.42% (L + 4.25%)	9/24/2025	9,095,838	9,053,579	6,429,666	1.8%
Grab Holdings Inc(4)(7)	IT Services	8.89% (L + 4.50%)	2/27/2026	4,903,031	4,942,597	4,854,001	1.3%
Great Outdoors Group, LLC(7)	Specialty Retail	8.13% (L + 3.75%)	3/6/2028	7,007,670	6,979,386	6,749,262	1.9%
Grinding Media Inc.(8)	Metals and Mining	7.93% (L + 4.00%)	9/21/2028	4,937,500	4,916,856	4,616,563	1.3%
HAH Group Holding Company LLC(5)(7)	Healthcare Providers and Services	9.43% (S + CSA + 5.00%)	10/22/2027	710,949	693,320	679,845	0.2%
HAH Group Holding Company LLC(5)(7)	Healthcare Providers and Services	9.43% (S + CSA + 5.00%)	10/20/2027	5,618,604	5,479,223	5,372,790	1.5%
Hamilton Projects Acquiror, LLC(7)(8)	Independent Power and Renewable Electricity Producers	8.17% (L + 4.50%)	6/11/2027	8,721,780	8,681,952	8,596,404	2.4%

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2022 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Help/Systems Holdings, Inc.(7)	Software	8.19% (S + CSA + 4.00%)	11/19/2026	6,849,306	6,812,195	6,193,485	1.7%
Hyland Software, Inc.(7)	Software	7.88% (L + 3.50%)	7/1/2024	4,905,349	4,904,261	4,849,551	1.3%
Idera, Inc.(7)	IT Services	7.5% (L + 3.75%)	3/2/2028	9,799,449	9,760,546	9,266,604	2.5%
IMA Financial Group, Inc.(8)	Insurance	7.88% (L + 3.50%)	10/16/2028	4,950,000	4,928,624	4,801,525	1.3%
Ineos US Finance LLC(4)(5)(7)	Chemicals	8.17% (S + CSA + 3.75%)	11/8/2027	4,077,252	3,934,548	4,021,189	1.1%
Infinite Bidco LLC(7)	Electronic Equipment, Instruments and Components	7.98% (L + 3.25%)	3/2/2028	6,409,925	6,364,641	6,169,552	1.7%
Inmar, Inc.(7)(8)	Professional Services	8.47% (L + 4.00%)	5/1/2024	7,842,418	7,822,586	7,158,167	2.0%
Ivanti Software, Inc.(7)	Software	8.73% (L + 4.00%)	12/1/2027	982,500	980,602	778,022	0.2%
Ivanti Software, Inc.(7)	Software	9.01% (L + 4.25%)	12/1/2027	6,922,688	6,877,857	5,512,917	1.5%
Jack Ohio Finance LLC(8)	Hotels, Restaurants and Leisure	9.13% (L + 4.75%)	10/31/2028	4,948,645	4,950,641	4,862,044	1.3%
Kestrel Acquisition, LLC(7)	Independent Power and Renewable Electricity Producers	8.64% (L + 4.25%)	5/2/2025	6,832,098	6,333,128	6,657,025	1.8%
Kleopatra Finco S.a.r.l(4)(7)	Containers and Packaging	8.26% (S + CSA + 4.75%)	2/4/2026	1,965,000	1,959,187	1,753,763	0.5%
LBM Acquisition LLC(7)(8)	Building Products	7.12% (L + 3.75%)	12/31/2027	7,391,911	7,318,369	6,441,385	1.8%
Life Time, Inc.(4)(7)	Hotels, Restaurants and Leisure	9.48% (L + 4.75%)	12/10/2024	7,582,556	7,575,249	7,555,335	2.1%
Lifescan Global Corporation(7)	Healthcare Equipment and Supplies	9.74% (L + 6.00%)	10/1/2024	6,146,918	6,121,209	4,471,883	1.2%
Lightstone Holdco LLC(7)	Independent Power and Renewable Electricity Producers	10.07% (S + 5.75%)	2/1/2027	4,795,064	4,322,409	4,411,459	1.2%
Lightstone Holdco LLC(7)	Independent Power and Renewable Electricity Producers	10.07% (S + 5.75%)	2/1/2027	271,204	244,463	249,508	0.1%
LogMeIn, Inc.(7)	IT Services	9.14% (L + 4.75%)	8/31/2027	9,844,496	9,742,894	6,379,233	1.8%
LSF9 Atlantis Holdings, LLC(7)	Specialty Retail	11.83% (S + 7.25%)	3/29/2029	6,912,500	6,654,959	6,734,503	1.9%
Magenta Buyer LLC(7)	Software	9.17% (L + 4.75%)	7/27/2028	5,445,000	5,401,766	4,687,818	1.3%
Mariner Wealth Advisors, LLC(5)(8)	Diversified Financial Services	9.04% (S + CSA + 4.25%)	8/18/2028	3,000,000	2,865,000	2,891,250	0.8%
Maxar Technologies, Inc.(4)(5)(7)	Aerospace and Defense	8.67% (S + CSA + 4.25%)	6/14/2029	3,888,979	3,888,979	3,890,709	1.1%
Medical Solutions L.L.C.(8)	Healthcare Providers and Services	7.88% (L + 3.50%)	10/6/2028	4,966,304	4,945,113	4,665,744	1.3%
Michael Baker International, LLC(8)	Construction and Engineering	9.38% (L + 5.00%)	11/2/2028	6,187,500	6,132,616	6,001,875	1.7%
Micro Holding Corp.(7)	IT Services	8.13% (L + 3.75%)	9/13/2024	9,861,126	9,824,488	9,604,046	2.6%
Midwest Veterinary Partners, LLC(7)	Healthcare Providers and Services	8.38% (L + 4.00%)	4/27/2028	8,882,538	8,806,026	8,038,697	2.2%
Milano Acquisition Corporation(5)(7)	Healthcare Providers and Services	8.73% (L + 4.00%)	10/1/2027	8,878,393	8,719,701	8,356,788	2.3%
Minotaur Acquisition, Inc.(7)(8)	Diversified Financial Services	9.17% (S + CSA + 5.00%)	3/27/2026	11,944,106	12,017,475	11,356,411	3.1%
Mitchell International, Inc.(7)	Professional Services	8.41% (L + 3.75%)	10/16/2028	9,925,000	9,862,344	9,175,514	2.5%
MLN US HoldCo LLC(7)	Diversified Telecommunication Services	8.25% (L + 4.50%)	12/31/2025	4,056,188	3,997,358	1,429,806	0.4%
Moneygram International, Inc.(4)(7)	Diversified Consumer Services	8.88% (L + 4.50%)	7/21/2026	9,895,833	9,876,860	9,891,182	2.7%

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2022 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
NAPA Management Services Corporation(7)	Healthcare Providers and Services	9.67% (S + CSA + 5.25%)	2/23/2029	7,940,000	7,874,026	6,538,114	1.8%
National Mentor Holdings, Inc.(7)	Healthcare Providers and Services	8.33% (L + 3.75%)	2/18/2028	9,134,164	9,111,508	6,434,516	1.8%
National Mentor Holdings, Inc.(7)	Healthcare Providers and Services	8.48% (L + 3.75%)	2/18/2028	291,993	291,242	205,693	0.1%
Navicure, Inc.(7)	Healthcare Technology	8.38% (L + 4.00%)	10/22/2026	4,625,815	4,627,579	4,556,428	1.3%
NorthStar Group Services, Inc.(7)(8)	Commercial Services and Supplies	9.94% (S + CSA + 5.50%)	11/9/2026	8,649,114	8,620,554	8,526,599	2.3%
NSM Top Holdings Corp.(7)	Healthcare Equipment and Supplies	9.67% (S + CSA + 5.25%)	11/12/2026	4,936,387	4,916,697	4,450,967	1.2%
OneDigital Borrower LLC(7)	Insurance	8.49% (S + CSA + 4.25%)	11/16/2027	9,871,228	9,770,988	9,352,989	2.6%
Orchid Merger Sub II, LLC(4)(7)	Software	9.58% (S + CSA + 4.75%)	5/12/2027	4,331,250	4,127,214	3,789,844	1.0%
Padagis, LLC(7)	Pharmaceuticals	8.49% (L + 4.75%)	7/31/2028	6,588,235	6,553,975	5,874,532	1.6%
PECF USS Intermediate Holding III Corporation(8)	Professional Services	8.63% (L + 4.25%)	11/6/2028	4,950,000	4,940,828	4,145,972	1.1%
Peraton Corp.(7)(8)	Aerospace and Defense	8.13% (L + 3.75%)	2/1/2028	10,644,693	10,616,273	10,414,075	2.9%
PetVet Care Centers, LLC(7)	Healthcare Providers and Services	7.88% (L + 3.50%)	2/14/2025	6,867,196	6,857,497	6,475,079	1.8%
PMHC II Inc.(7)	Chemicals	8.49% (S + CSA + 4.25%)	2/2/2029	6,588,488	6,532,502	5,601,927	1.5%
PQ Performance Chemicals(7)	Chemicals	7.39% (L + 3.25%)	4/28/2028	4,950,000	4,947,652	4,830,383	1.3%
Prairie ECI Acquiror LP(7)	Oil, Gas and Consumable Fuels	9.13% (L + 4.75%)	3/11/2026	7,182,326	7,013,472	7,000,757	1.9%
Pretium PKG Holdings, Inc.(7)(8)	Containers and Packaging	8.73% (L + 4.00%)	9/22/2028	5,940,000	5,892,087	4,764,741	1.3%
Project Alpha Intermediate Holding, Inc.(5)(7)	Software	8.39% (L + 4.00%)	4/26/2024	8,350,738	8,289,560	8,167,022	2.2%
Project Boost Purchaser, LLC(7)	Professional Services	7.88% (L + 3.50%)	6/1/2026	5,910,000	5,899,689	5,714,261	1.6%
Proofpoint, Inc.(5)(7)	IT Services	7.98% (L + 3.25%)	6/9/2028	2,421,385	2,414,428	2,334,276	0.6%
PS Holdco, LLC(8)	Road and Rail	8.63% (L + 4.25%)	10/31/2028	5,433,731	5,411,542	5,060,162	1.4%
PT Intermediate Holdings III LLC(8)	Machinery	10.23% (L + 5.50%)	11/1/2028	2,296,800	2,287,978	2,227,896	0.6%
PT Intermediate Holdings III LLC(8)	Machinery	10.23% (L + 5.50%)	11/1/2028	496,250	491,647	481,363	0.1%
PT Intermediate Holdings III LLC(8)	Machinery	10.23% (L + 5.50%)	11/1/2028	1,520,750	1,507,724	1,475,128	0.4%
PT Intermediate Spider DD T/L (Parts Town)(8)	Machinery	10.23% (L + 5.50%)	11/1/2028	2,118,600	2,118,600	2,055,042	0.6%
Quest Software US Holdings Inc.(7)	Software	8.49% (S + CSA + 4.25%)	2/1/2029	9,476,250	9,385,131	7,353,001	2.0%
Radiology Partners, Inc.(7)	Healthcare Providers and Services	8.64% (L + 4.25%)	7/9/2025	6,000,000	5,993,919	5,064,390	1.4%
RC Buyer, Inc.(7)	Auto Components	8.23% (L + 3.50%)	7/28/2028	2,073,750	2,069,336	1,946,090	0.5%
RealPage, Inc.(7)	Real Estate Management and Development	7.38% (L + 3.00%)	2/18/2028	6,912,500	6,903,165	6,587,613	1.8%
Red Planet Borrower, LLC(7)	Internet Software and Services	8.13% (L + 3.75%)	10/2/2028	7,900,000	7,866,755	4,984,900	1.4%
Redstone Holdco 2 LP(7)(8)	IT Services	9.11% (L + 4.75%)	4/14/2028	7,900,000	7,852,104	5,507,406	1.5%
Refresco(4)(7)	Food Products	8.52% (S + 4.25%)	12/13/2024	5,000,000	4,958,869	4,850,000	1.3%
Renaissance Holdings Corp.(7)	Software	8.72% (S + 4.50%)	4/1/2027	4,975,000	4,836,940	4,795,900	1.3%
Rocket Software, Inc.(5)(7)	Software	8.63% (L + 4.25%)	11/28/2025	3,490,933	3,377,477	3,364,823	0.9%
Rocket Software, Inc.(7)	Software	8.63% (L + 4.25%)	11/28/2025	4,932,406	4,912,516	4,762,855	1.3%
Rodan & Fields, LLC(7)	Textiles, Apparel and Luxury Goods	8.32% (L + 4.00%)	6/16/2025	1,714,103	1,561,291	640,063	0.2%

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2022 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Rohm Holding GMBH(4)(7)(8)	Chemicals	8.37% (L + 4.75%)	7/31/2026	8,845,183	8,830,408	7,418,897	2.0%
RSC Acquisition, Inc.(8)	Insurance	10.23% (S + CSA + 5.50%)	9/30/2026	6,193,331	6,147,556	6,023,015	1.7%
Runner Buyer Inc.(8)	Household Durables	10.23% (L + 5.50%)	10/20/2028	4,962,500	4,919,797	3,523,375	1.0%
Sabert Corporation(8)	Containers and Packaging	8.94% (L + 4.50%)	11/26/2026	2,101,808	2,109,801	2,091,299	0.6%
Shearer’s Foods, LLC(7)	Food Products	7.88% (L + 3.50%)	9/23/2027	1,674,054	1,665,320	1,600,814	0.4%
Sophia, L.P.(7)	Software	8.57% (S + 4.00%)	10/7/2027	1,990,000	1,971,843	1,941,912	0.5%
Sovos Compliance, LLC(8)	Software	8.57% (L + 4.50%)	7/28/2028	3,962,945	3,955,834	3,660,771	1.0%
Specialty Building Products Holdings, LLC(7)(8)	Building Products	7.64% (L + 3.25%)	10/5/2028	9,925,000	9,909,395	8,969,768	2.5%
Summer BC Holdco B LLC(4)(8)	Media	8.17% (L + 4.50%)	12/4/2026	4,937,500	4,942,258	4,595,998	1.3%
Surgery Center Holdings, Inc.(4)(7)	Healthcare Providers and Services	8.05% (L + 3.75%)	9/3/2026	4,217,676	4,201,753	4,175,035	1.1%
Tecta America Corp.(7)(8)	Construction and Engineering	8.69% (S + CSA + 4.25%)	4/6/2028	8,585,091	8,568,674	8,263,150	2.3%
The Edelman Financial Center, LLC(7)	Diversified Financial Services	7.88% (L + 3.50%)	4/7/2028	7,859,918	7,783,213	7,354,919	2.0%
Thryv, Inc.(4)(7)	Professional Services	12.88% (L + 8.50%)	2/18/2026	4,850,226	4,861,233	4,791,636	1.3%
Tidal Power Holdings, LLC(4)(7)	Independent Power and Renewable Electricity Producers	8.48% (L + 3.75%)	4/1/2027	848,961	847,980	846,838	0.2%
Titan US Finco, LLC(4)(8)	Media	7.67% (L + 4.00%)	10/6/2028	5,955,000	5,942,128	5,711,857	1.6%
Tosca Services, LLC(7)	Containers and Packaging	7.94% (S + CSA + 3.50%)	8/18/2027	6,899,596	6,847,551	5,640,420	1.6%
Traverse Midstream Partners LLC(7)	Oil, Gas and Consumable Fuels	8.95% (S + CSA + 4.25%)	9/27/2024	3,162,774	3,153,165	3,160,798	0.9%
Truck Hero, Inc.(7)	Auto Components	8.13% (L + 3.50%)	1/20/2028	6,980,675	6,973,011	6,016,469	1.7%
U.S. Renal Care, Inc.(7)(8)	Healthcare Providers and Services	9.44% (L + 5.00%)	6/26/2026	8,820,648	8,697,196	4,978,153	1.4%
U.S. Renal Care, Inc.(7)	Healthcare Providers and Services	9.94% (L + 5.50%)	6/26/2026	493,750	488,355	278,660	0.1%
U.S. Silica Company(4)(7)	Metals and Mining	8.44% (L + 4.00%)	4/25/2025	7,856,622	7,724,787	7,797,697	2.1%
UKG Inc.(7)	Software	8.13% (L + 3.75%)	4/8/2026	4,365,880	4,352,517	4,217,746	1.2%
United Airlines, Inc.(4)(7)	Airlines	8.11% (L + 3.75%)	4/21/2028	7,887,124	7,944,048	7,809,909	2.1%
US Radiology Specialists, Inc.(7)	Healthcare Providers and Services	8.94% (L + 5.25%)	12/10/2027	8,880,300	8,788,150	8,046,395	2.2%
Veracode(7)	Software	8.94% (S + CSA + 4.75%)	4/20/2029	8,778,000	8,735,737	8,245,878	2.3%
VeriFone Systems, Inc.(7)	Commercial Services and Supplies	8.36% (L + 4.00%)	8/20/2025	2,946,292	2,916,464	2,714,743	0.7%
Verscend Holding Corp.(7)	Healthcare Technology	8.38% (L + 4.00%)	8/27/2025	6,063,985	6,052,127	6,037,455	1.7%
Vision Solutions, Inc.(7)	IT Services	8.36% (L + 4.00%)	4/24/2028	9,875,000	9,848,442	8,203,656	2.3%
WaterBridge Midstream Operating, LLC(7)	Energy Equipment and Services	9.13% (L + 5.75%)	6/22/2026	3,959,079	3,866,350	3,816,176	1.1%
Watlow Electric Manufacturing Company(7)	Electrical Equipment	8.15% (S + CSA + 3.75%)	3/2/2028	3,281,909	3,260,223	3,165,007	0.9%
Wencor Group(7)	Aerospace and Defense	8.42% (S + CSA + 4.25%)	6/19/2026	2,976,923	2,913,743	2,906,221	0.8%
White Cap Buyer LLC(7)(8)	Building Products	8.07% (S + 3.75%)	10/8/2027	6,890,281	6,880,543	6,674,960	1.8%
Wilsonart LLC(7)(8)	Building Products	7.98% (L + 3.25%)	12/18/2026	9,849,375	9,807,312	9,397,535	2.6%
Zelis Cost Management Buyer, Inc.(7)	Healthcare Technology	7.88% (L + 3.50%)	9/30/2026	4,744,302	4,738,488	4,701,319	1.3%
Total First Lien Senior Secured				959,720,843	$951,753,250	$870,880,344	239.6%

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2022 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Second Lien Senior Secured(2)
American Rock Salt Company LLC	Metals and Mining	11.63% (L + 7.25%)	6/4/2029	2,750,000	2,774,395	2,640,000	0.7%
ARC Falcon I Inc.(7)	Chemicals	11.38% (L + 7.00%)	9/24/2029	2,000,000	1,982,524	1,745,000	0.5%
Artera Services, LLC(7)	Construction and Engineering	11.98% (L + 7.25%)	3/6/2026	7,810,000	7,499,293	4,867,309	1.3%
Aruba Investments, Inc.(7)	Chemicals	12.14% (L + 7.75%)	10/27/2028	2,350,000	2,318,902	2,150,250	0.6%
Asurion, LLC(7)	Insurance	9.63% (L + 5.25%)	1/19/2029	6,000,000	5,965,262	4,699,290	1.3%
Barracuda Networks, Inc.	Software	11.09% (S + 7.00%)	5/17/2030	3,000,000	2,912,610	2,741,250	0.8%
DCert Buyer, Inc.(7)	IT Services	11.7% (L + 7.00%)	2/19/2029	1,500,000	1,497,620	1,375,500	0.4%
Delta Topco, Inc.	IT Services	11.65% (S + 7.25%)	10/6/2028	3,435,617	3,470,139	2,735,610	0.8%
Energy Acquisition LP	Electrical Equipment	12.88% (L + 8.50%)	6/25/2026	2,812,400	2,726,657	2,271,013	0.6%
Epicor Software Corporation(7)	Software	12.13% (L + 7.75%)	7/31/2028	3,000,000	3,044,723	2,968,500	0.8%
Help/Systems Holdings, Inc.	Software	10.94% (S + CSA + 6.75%)	11/19/2027	3,656,217	3,663,047	2,911,263	0.8%
Idera, Inc.	IT Services	10.5% (L + 6.75%)	2/5/2029	5,000,000	5,027,564	4,150,000	1.1%
Infinite Bidco LLC(7)	Electronic Equipment, Instruments and Components	11.73% (L + 7.00%)	2/24/2029	2,729,999	2,725,339	2,525,249	0.7%
Inmar, Inc.(7)	Professional Services	12.38% (L + 8.00%)	5/1/2025	5,000,000	5,004,820	4,675,000	1.3%
Ivanti Software, Inc.	Software	12.01% (L + 7.25%)	12/1/2028	3,000,000	3,011,509	1,755,000	0.5%
Magenta Buyer LLC	Software	12.67% (L + 8.25%)	7/27/2029	5,000,000	4,990,886	3,975,000	1.1%
Paradigm Outcomes	Healthcare Providers and Services	12.05% (S + CSA + 7.50%)	10/26/2026	1,500,000	1,479,565	1,440,000	0.4%
Peraton Corp.	Aerospace and Defense	12.09% (L + 7.75%)	2/26/2029	2,912,425	2,970,059	2,783,551	0.8%
Pretium PKG Holdings, Inc.(7)	Containers and Packaging	11.54% (L + 6.75%)	9/30/2029	2,000,000	1,982,769	1,247,510	0.3%
Quest Software US Holdings Inc.	Software	11.59% (S + 7.50%)	2/1/2030	3,000,000	2,958,821	1,851,255	0.5%
Vision Solutions, Inc.	IT Services	11.61% (L + 7.25%)	4/23/2029	3,500,000	3,506,759	2,610,790	0.7%
Total Second Lien Senior Secured				71,956,658	71,513,263	58,118,340	16.0%
Corporate Bonds
KOBE US Midco 2 Inc	Chemicals	9.25%	11/1/2026	1,900,000	1,884,529	1,332,888	0.4%
Total Corporate Bonds				1,900,000	1,884,529	1,332,888	0.4%

Total Debt Investments				1,033,577,501	$1,025,151,042	$930,331,572	256.0%

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2022 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
CLO Mezzanine(2)
522 Funding CLO 2020-6, Ltd.(4)	Structured Note	12.36% (L + 8.04%)	10/23/2034	2,800,000	2,723,983	2,188,332	0.7%
Barings CLO 2013-IA Class FR(4)	Structured Note	10.99% (L + 6.75%)	1/20/2028	2,000,000	1,935,102	1,788,731	0.5%
Carlyle US CLO 2020-2, Ltd(4)	Structured Note	12.89% (L + 8.53%)	1/25/2035	4,000,000	3,889,711	3,213,525	0.9%
Elmwood CLO III Ltd.(4)	Structured Note	11.98% (L + 7.74%)	10/20/2034	2,000,000	1,927,196	1,600,079	0.4%
GoldenTree Loan Management US 2020-7A(4)	Structured Note	11.99% (L + 7.75%)	4/20/2034	2,000,000	1,895,346	1,532,172	0.4%
GoldenTree Loan Management US 2021-10A(4)	Structured Note	12.03% (L + 7.79%)	7/20/2034	1,250,000	1,216,595	983,411	0.3%
GoldenTree Loan Management US 2021-9A(4)	Structured Note	10.99% (L + 6.75%)	1/20/2033	2,000,000	1,896,778	1,558,971	0.4%
Magnetite CLO, Ltd. 2015-16A(4)	Structured Note	10.69% (L + 6.50%)	1/18/2028	1,000,000	842,116	854,968	0.2%
Thayer Park CLO, Ltd.(4)	Structured Note	13.11% (L + 8.87%)	4/20/2034	1,300,000	1,262,503	1,012,532	0.3%
Total CLO Mezzanine				18,350,000	17,589,330	14,732,721	4.1%
CLO Equity
Ares CLO Ltd 2021-62A(4)	Structured Subordinated Note	NA	1/25/2034	5,000,000	4,225,172	3,679,447	1.0%
Babson CLO 2018-4A, Ltd.(4)	Structured Subordinated Note	NA	10/15/2030	4,000,000	1,856,928	1,637,600	0.5%
Dryden 86 CLO, Ltd.(4)	Structured Subordinated Note	NA	7/17/2030	6,000,000	4,395,442	3,732,464	1.0%
HPS Loan Management 12-2018, Ltd.(4)	Structured Subordinated Note	NA	7/18/2031	7,500,000	4,290,326	3,006,631	0.8%
Long Point Park CLO, Ltd.(4)	Structured Subordinated Note	NA	1/17/2030	6,358,000	3,836,615	2,550,735	0.7%
Regatta XII Funding Ltd.(4)	Structured Subordinated Note	NA	10/15/2032	6,000,000	4,430,480	3,845,111	1.1%
Signal Peak CLO, LLC(4)	Structured Subordinated Note	NA	10/26/2034	5,000,000	2,437,836	2,253,444	0.6%
Stratus CLO Series 2021-1A(4)	Structured Subordinated Note	NA	12/29/2029	2,000,000	1,539,549	1,094,792	0.3%
Total CLO Equity				41,858,000	27,012,348	21,800,224	6.0%

Total Other Investments				60,208,000	$44,601,678	$36,532,945	10.1%

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2022 — (Continued)

	Number of Shares	Cost	Fair Value	Percentage of Net Assets
Short-Term Investments
Fidelity Investments Money Market Government Portfolio – Institutional Class, 4.10%(9)	50,347,215	50,347,215	50,347,215	13.9%
Total Short-Term Investments	50,347,215	$50,347,215	$50,347,215	13.9%

Total Investments		$1,120,099,935	$1,017,211,732	280.0%
Liabilities in Excess of Other Assets			(653,768,250)	(180.0)%
Net Assets			$363,443,482	100.0%

____________

(1)       The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(2)       Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR), SOFR + Credit Spread Adjustment (S+CSA), where the Credit Spread Adjustment is a defined additional spread amount based on the tenor of SOFR the borrower selects, or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. For the holdings as of December 31, 2022 that have S+CSA as the base rate, the CSA is 10bp for 1M SOFR, 15bp for 3M SOFR, and 25bp for 6M SOFR. For the avoidance of doubt, loan floors apply to S+CSA, not S.

(3)       As of December 31, 2022, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.

(4)       Non-qualifying investment as defined by Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2022, 14.9% of the Company’s total assets were in non-qualifying investments.

(5)       Investments or a portion of investments are unsettled as of December 31, 2022.

(6)       As of December 31, 2022, the tax cost of the Company’s investments approximates their amortized cost.

(7)       Security or portion thereof held within Palmer Square BDC Funding I, LLC (“PS BDC Funding”) and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Bank of America, N.A. (“BofA N.A.”) (see Note 6 to the consolidated financial statements).

(8)       Security or portion thereof held within Palmer Square BDC Funding II, LLC (“PS BDC Funding II”) and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Wells Fargo Bank, National Association (“WFB”) (see Note 6 to the consolidated financial statements).

(9)       7-day effective yield as of December 31, 2022.

The accompanying notes are an integral part of these consolidated financial statements.

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2021

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Debt Investments
First Lien Senior Secured(2)
AAdvantage Loyalty IP Ltd.(4)(7)	Airlines	5.50% (L + 4.75%)	4/20/2028	$3,500,000	$3,466,993	$3,632,808	0.7%
AccentCare, Inc.(7)	Healthcare Providers and Services	4.18% (L + 4.00%)	6/22/2026	6,030,750	6,033,232	6,019,443	1.2%
Acrisure, LLC(7)	Insurance	3.63% (L + 3.50%)	2/12/2027	5,902,424	5,887,108	5,846,351	1.2%
Acrisure, LLC(7)	Insurance	4.75% (L + 4.25%)	2/15/2027	5,050,000	5,012,608	5,056,313	1.0%
AHP Health Partners, Inc.(7)	Healthcare Equipment and Supplies	4.00% (L + 3.50%)	8/4/2028	2,992,500	2,978,139	2,997,183	0.6%
AI Aqua Merger Sub, Inc.,(5)(7)(8)	Food Products	4.50% (L + 4.00%)	6/16/2028	6,993,333	6,996,036	7,021,412	1.6%
Aimbridge Acquisition Co., Inc.(7)	Hotels, Restaurants and Leisure	3.84% (L + 3.75%)	2/2/2026	4,987,245	4,873,305	4,887,500	1.1%
Air Methods Corporation(7)	Aerospace and Defense	4.50% (L + 3.50%)	4/12/2024	4,973,958	4,912,811	4,737,695	1.0%
Alliant Holdings Intermediate LLC(7)	Insurance	4.00% (L + 3.50%)	11/5/2027	5,985,000	5,977,585	5,986,077	1.3%
Allied Universal Holdco LLC(7)	Professional Services	4.25% (L + 3.75%)	4/7/2028	6,982,500	6,976,936	6,968,570	1.5%
Alterra Mountain Company(7)	Hotels, Restaurants and Leisure	4.00% (L + 3.50%)	8/31/2028	1,992,263	1,979,085	1,992,263	0.4%
Amentum Government Services Holdings LLC(7)	Aerospace and Defense	3.60% (L + 3.50%)	2/26/2027	4,432,500	4,208,252	4,375,720	1.0%
Amentum Government Services Holdings LLC(7)	Aerospace and Defense	5.50% (L + 4.75%)	1/29/2027	1,488,750	1,463,719	1,491,541	0.3%
American Airlines, Inc.(4)(7)	Airlines	2.11% (L + 2.00%)	12/15/2023	1,979,167	1,934,458	1,943,403	0.4%
American Airlines, Inc.(4)(7)	Airlines	1.85% (L + 1.75%)	6/27/2025	2,000,000	1,900,671	1,901,250	0.4%
American Rock Salt Company LLC(7)	Metals and Mining	4.75% (L + 4.00%)	6/9/2028	4,975,000	4,963,324	4,968,781	1.1%
Amynta Agency Borrower, Inc.(7)	Insurance	4.60% (L + 4.50%)	2/28/2025	8,929,545	8,774,227	8,912,847	2.0%
AP Gaming I, LLC(7)	Hotels, Restaurants and Leisure	4.50% (L + 3.50%)	2/15/2024	6,831,409	6,817,784	6,803,639	1.5%
Applovin Corporation(4)(7)	Software	3.50% (L + 3.00%)	10/20/2028	2,493,750	2,487,556	2,492,964	0.6%
Aptean Inc(5)(7)(8)	Software	4.35% (L + 4.25%)	4/23/2026	7,886,443	7,889,119	7,865,505	1.7%
AQA Acquisition Holding, Inc.(7)	Software	4.75% (L + 4.25%)	11/19/2027	2,985,000	2,971,382	2,988,119	0.7%
ARC Falcon I Inc.(7)	Chemicals	4.25% (L + 3.75%)	8/31/2028	4,363,057	4,338,582	4,363,232	1.0%
Arches Buyer Inc.(7)	Leisure Products	3.75% (L + 3.25%)	12/6/2027	4,950,000	4,906,378	4,923,419	1.1%
Aristocrat International PTY Ltd(4)(5)(7)(8)	Hotels, Restaurants and Leisure	4.75% (L + 3.75%)	10/31/2024	4,949,874	4,923,279	4,979,276	1.1%
Aruba Investments Holdings, LLC(7)	Chemicals	4.75% (L + 4.00%)	10/28/2027	1,488,769	1,476,015	1,492,491	0.3%
Ascend Learning, LLC(5)(7)	Professional Services	4.00% (L + 3.50%)	11/18/2028	7,500,000	7,462,500	7,498,463	1.7%
AssuredPartners, Inc.(7)	Insurance	4.00% (L + 3.50%)	2/12/2027	6,461,337	6,451,803	6,460,336	1.4%
Athenahealth, Inc.(7)	Healthcare Equipment and Supplies	4.40% (L + 4.25%)	2/11/2026	5,272,356	5,244,158	5,279,606	1.2%
Autokiniton US Holdings, Inc.(7)(8)	Auto Components	5.00% (L + 4.50%)	3/27/2028	8,216,855	8,226,508	8,239,739	1.8%
Avaya Inc.(4)(7)	Diversified Telecommunication Services	4.11% (L + 4.00%)	12/15/2027	1,600,000	1,600,000	1,601,304	0.4%
Avaya Inc.(4)(5)(7)	Diversified Telecommunication Services	4.36% (L + 4.25%)	12/15/2027	4,939,059	4,800,270	4,960,174	1.1%
Aveanna Healthcare LLC(4)(7)	Healthcare Providers and Services	4.25% (L + 3.75%)	6/30/2028	3,237,170	3,232,811	3,225,054	0.7%
Azalea TopCo, Inc.(7)	Healthcare Technology	3.63% (L + 3.50%)	7/23/2026	3,922,262	3,885,223	3,910,005	0.9%

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2021 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Barracuda Networks, Inc.(7)	IT Services	4.50% (L + 3.75%)	1/10/2025	3,979,022	3,978,706	3,996,430	0.9%
BCP Raptor, LLC(5)(7)	Oil, Gas and Consumable Fuels	5.25% (L + 4.25%)	6/7/2024	5,968,265	5,915,310	5,970,354	1.3%
BCP Renaissance Parent L.L.C.(5)(7)	Oil, Gas and Consumable Fuels	4.50% (L + 3.50%)	10/31/2024	7,648,566	7,629,890	7,642,600	1.7%
Belfor Holdings Inc.(7)	Commercial Services and Supplies	3.85% (L + 3.75%)	3/31/2026	2,945,882	2,837,141	2,953,247	0.7%
Boxer Parent Company, Inc.(7)	Software	3.88% (L + 3.75%)	10/2/2025	2,992,266	2,713,403	2,977,304	0.7%
Caesars Resort Collection, LLC(4)(7)	Hotels, Restaurants and Leisure	3.60% (L + 3.50%)	7/31/2025	2,962,500	2,895,715	2,968,425	0.7%
Castle US Holding Corporation(8)	Professional Services	3.88% (L + 3.75%)	1/27/2027	1,991,579	1,981,844	1,976,642	0.4%
Castle US Holding Corporation(8)	Professional Services	4.75% (L + 4.00%)	1/31/2027	2,981,250	2,926,408	2,978,761	0.7%
CCI Buyer, Inc.(5)(7)(8)	Wireless Telecommunication Services	4.50% (L + 3.75%)	12/31/2027	6,864,444	6,856,831	6,880,369	1.5%
CCS-CMGC Holdings, Inc.(7)	Healthcare Providers and Services	5.63% (L + 5.50%)	10/1/2025	5,411,500	5,342,101	5,349,781	1.2%
CHG Healthcare Services, Inc(7)	Healthcare Providers and Services	4.00% (L + 3.50%)	9/22/2028	7,980,000	7,941,694	7,990,973	1.8%
Connectwise LLC(7)	IT Services	4.00% (L + 3.50%)	9/29/2028	8,000,000	7,986,895	7,991,440	1.8%
Consolidated Communications, Inc.(4)(7)	Diversified Telecommunication Services	4.25% (L + 3.50%)	10/2/2027	1,428,009	1,409,815	1,427,788	0.3%
ConvergeOne Holdings Corp.(7)(8)	IT Services	5.10% (L + 5.00%)	3/31/2026	9,941,326	9,736,805	9,758,058	2.2%
Corelogic, Inc.(7)	Internet Software and Services	4.00% (L + 3.50%)	4/14/2028	7,980,000	7,973,450	7,983,990	1.8%
CP Atlas Buyer, Inc(7)	Building Products	4.25% (L + 3.75%)	11/23/2027	4,962,827	4,921,475	4,947,939	1.1%
Creation Technologies, Inc.(8)	Electronic Equipment, Instruments and Components	6.00% (L + 5.50%)	9/14/2028	5,000,000	4,927,276	4,968,750	1.1%
Curia Global, Inc.(7)	Healthcare Providers and Services	4.50% (L + 3.75%)	8/30/2026	4,899,295	4,880,965	4,911,543	1.1%
DCert Buyer, Inc.(7)	IT Services	4.10% (L + 4.00%)	8/7/2026	7,916,022	7,916,047	7,911,075	1.7%
Deerfield Dakota Holding, LLC(7)	Diversified Financial Services	4.75% (L + 3.75%)	2/25/2027	4,925,000	4,862,889	4,936,943	1.1%
Delek US Holdings, Inc.(4)(7)	Oil, Gas and Consumable Fuels	6.50% (L + 5.50%)	3/31/2025	2,358,000	2,239,637	2,366,253	0.5%
Delta Topco, Inc.(7)	IT Services	4.50% (L + 3.75%)	10/29/2027	6,972,481	6,966,632	6,988,692	1.5%
Digi International Inc.(5)(8)	Technology Hardware, Storage and Peripherals	5.50% (L + 5.00%)	12/22/2028	6,250,000	6,125,000	6,199,219	1.4%
DIRECTV Financing, LLC(7)	Media	5.75% (L + 5.00%)	8/2/2027	5,865,000	5,816,327	5,877,962	1.3%
Dotdash Meredith, Inc.(7)	Media	4.50% (C + SCA + 4.00%)	11/23/2028	10,000,000	9,991,795	10,018,750	2.2%
EAB Global, Inc.(7)	Professional Services	4.00% (L + 3.50%)	6/28/2028	5,000,000	4,975,872	4,979,175	1.1%
ECI Software Solutions, Inc.(7)	Software	4.50% (L + 3.75%)	9/30/2027	6,934,975	6,907,467	6,946,903	1.5%
ECL Entertainment, LLC(8)	Hotels, Restaurants and Leisure	8.25% (L + 7.50%)	3/31/2028	1,990,000	2,033,092	2,029,800	0.4%
EFS Cogen Holdings I LLC(5)(7)(8)	Independent Power and Renewable Electricity Producers	4.50% (L + 3.50%)	10/29/2027	7,700,229	7,708,062	7,603,977	1.7%
Endurance International Group, Inc.(7)	Professional Services	4.25% (L + 3.50%)	2/10/2028	3,233,750	3,219,247	3,211,017	0.7%
Ensemble RCM, LLC(7)	Healthcare Technology	3.88% (L + 3.75%)	7/24/2026	5,748,280	5,659,044	5,753,654	1.3%
Enterprise Development Authority(8)	Hotels, Restaurants and Leisure	5.00% (L + 4.25%)	2/18/2028	1,974,359	1,974,359	1,975,188	0.4%
Epicor Software Corporation(7)	Software	4.00% (L + 3.25%)	6/1/2022	3,950,000	3,930,702	3,952,034	0.9%
Excelitas Technologies Corp.(7)	Industrial Conglomerates	4.50% (L + 3.50%)	12/2/2024	1,989,637	1,989,637	1,999,585	0.4%

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2021 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Filtration Group Corporation(7)	Industrial Conglomerates	4.00% (L + 3.50%)	10/20/2028	3,990,000	3,980,185	3,990,838	0.9%
Flexera Software LLC(7)(8)	Software	4.50% (L + 3.75%)	1/26/2028	8,959,368	8,935,714	8,976,794	2.0%
Generation Bridge Acquisition, LLC(5)(8)	Electric Utilities	5.75% (L + 5.00%)	8/6/2028	196,262	196,262	197,243	0.0%
Generation Bridge Acquisition, LLC(5)(8)	Electric Utilities	5.75% (L + 5.00%)	8/6/2028	2,803,738	2,803,738	2,817,757	0.6%
Getty Images, Inc.(7)(8)	Media	4.63% (L + 4.50%)	2/13/2026	7,961,137	7,984,386	7,982,711	1.8%
GFL Environmental Inc.(4)(7)	Commercial Services and Supplies	3.50% (L + 3.00%)	5/30/2025	2,596,036	2,521,808	2,605,771	0.6%
Global Medical Response, Inc.(7)	Healthcare Providers and Services	5.25% (L + 4.25%)	9/24/2025	8,938,653	8,882,000	8,914,071	2.0%
Grab Holdings Inc(4)(5)(7)	IT Services	5.50% (L + 4.50%)	2/27/2026	4,962,488	5,027,425	4,989,359	1.1%
Great Outdoors Group, LLC(7)	Specialty Retail	4.50% (L + 3.75%)	3/6/2028	7,078,634	7,045,910	7,095,587	1.6%
Grinding Media Inc.(8)	Metals and Mining	4.75% (L + 4.00%)	9/21/2028	4,987,500	4,963,517	4,990,617	1.1%
HAH Group Holding Company LLC(7)	Healthcare Providers and Services	6.00% (L + 5.00%)	10/20/2027	3,525,086	3,479,561	3,526,549	0.8%
HAH Group Holding Company LLC(7)	Healthcare Providers and Services	6.00% (L + 5.00%)	10/22/2027	446,034	440,286	446,220	0.1%
Hamilton Projects Acquiror LLC(7)(8)	Independent Power and Renewable Electricity Producers	5.50% (L + 4.50%)	6/11/2027	9,794,600	9,741,768	9,807,872	2.2%
Harbor Freight Tools USA, Inc.(7)	Specialty Retail	3.25% (L + 2.75%)	10/19/2027	3,465,000	3,435,680	3,462,176	0.8%
Help/Systems Holdings, Inc.(7)	Software	4.75% (L + 4.00%)	11/19/2026	6,919,736	6,874,074	6,909,633	1.5%
HUB International Limited(7)	Insurance	4.00% (L + 3.25%)	4/25/2025	3,940,125	3,892,565	3,944,834	0.9%
Hyland Software, Inc.(7)	Software	4.25% (L + 3.50%)	7/1/2024	4,956,580	4,955,729	4,981,363	1.1%
Hyperion Refinance S.a.r.l.(4)(7)	Insurance	4.00% (L + 3.25%)	11/12/2027	6,162,429	6,103,569	6,143,171	1.4%
Idera, Inc.(7)	IT Services	4.50% (L + 3.75%)	6/28/2028	9,899,189	9,852,953	9,903,841	2.2%
IMA Financial Group, Inc.(8)	Insurance	4.25% (L + 3.75%)	10/16/2028	5,000,000	4,975,043	4,991,650	1.1%
Infinite Bidco LLC(7)	Electronic Equipment, Instruments and Components	4.25% (L + 3.75%)	3/2/2028	4,975,000	4,956,124	4,967,239	1.1%
Inmar, Inc.(7)(8)	Professional Services	5.00% (L + 4.00%)	5/1/2024	7,925,407	7,891,920	7,929,568	1.8%
IRB Holding Corporation(7)	Hotels, Restaurants and Leisure	4.25% (L + 3.25%)	11/19/2027	6,952,443	6,947,309	6,962,212	1.5%
Ivanti Software, Inc.(7)	Software	4.75% (L + 4.00%)	12/1/2027	992,500	990,203	988,987	0.2%
Ivanti Software, Inc.(5)(7)	Software	5.00% (L + 4.25%)	12/1/2027	6,975,000	6,921,420	6,994,600	1.5%
Jack Ohio Finance LLC(8)	Hotels, Restaurants and Leisure	5.50% (L + 4.75%)	10/31/2028	5,000,000	5,002,417	4,996,900	1.1%
Kestrel Acquisition LLC(7)	Independent Power and Renewable Electricity Producers	5.25% (L + 4.25%)	5/2/2025	6,914,055	6,212,084	6,347,967	1.4%
Kleopatra Finco S.a.r.l(4)(7)	Containers and Packaging	5.25% (L + 4.75%)	2/4/2026	1,985,000	1,976,611	1,937,856	0.4%
Landry’s Finance Acquisition Co	Hotels, Restaurants and Leisure	13.00% (L + 12.00%)	10/4/2023	18,875	18,450	20,291	0.0%
LBM Acquisition LLC(5)(7)(8)	Building Products	4.50% (L + 3.75%)	12/31/2027	5,472,028	5,436,335	5,431,425	1.2%
Life Time, Inc.(4)(7)	Hotels, Restaurants and Leisure	5.75% (L + 4.75%)	12/10/2024	1,451,838	1,451,195	1,463,337	0.3%
Lifescan Global Corporation(5)(7)	Healthcare Equipment and Supplies	6.13% (L + 6.00%)	10/1/2024	6,744,535	6,702,882	6,607,857	1.5%

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2021 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Lightstone Holdco, LLC	Independent Power and Renewable Electricity Producers	4.75% (L + 3.75%)	1/30/2024	1,609,237	1,379,571	1,367,304	0.3%
Lightstone Holdco, LLC	Independent Power and Renewable Electricity Producers	4.75% (L + 3.75%)	1/30/2024	90,763	77,809	77,118	0.0%
Lions Gate Capital Holdings LLC(4)(7)	Media	2.35% (L + 2.25%)	3/19/2025	976,423	951,495	971,136	0.2%
LogMeIn, Inc.(7)	IT Services	4.86% (L + 4.75%)	8/31/2027	6,444,950	6,365,479	6,418,074	1.4%
Lucid Energy Group II Borrower, LLC(7)	Oil, Gas and Consumable Fuels	5.00% (L + 4.25%)	11/22/2028	7,000,000	6,930,663	6,926,500	1.5%
Magenta Buyer LLC(7)	Software	5.75% (L + 5.00%)	5/3/2028	5,486,250	5,436,630	5,480,243	1.2%
McAfee, LLC(4)(7)	Software	3.84% (L + 3.75%)	9/30/2024	3,040,646	3,031,471	3,046,910	0.7%
Medical Solutions L.L.C.(8)	Healthcare Providers and Services	4.00% (L + 3.50%)	10/6/2028	4,200,000	4,175,369	4,200,900	0.9%
MetroNet Systems Holdings, LLC(7)(8)	Diversified Telecommunication Services	4.50% (L + 3.75%)	5/26/2028	4,975,031	4,969,084	4,983,738	1.1%
Michael Baker International, LLC(8)	Construction and Engineering	5.75% (L + 5.00%)	11/2/2028	6,250,000	6,187,892	6,312,500	1.4%
Micro Holding Corp.(7)	IT Services	4.75% (L + 3.75%)	9/13/2024	9,962,265	9,905,089	9,995,490	2.2%
Midwest Veterinary Partners, LLC(5)(7)	Healthcare Providers and Services	4.75% (L + 4.00%)	4/27/2028	9,987,500	9,888,421	9,962,531	2.2%
Milano Acquisition Corporation(7)	Healthcare Providers and Services	4.75% (L + 4.00%)	8/31/2027	4,953,722	4,905,503	4,972,917	1.1%
Minotaur Acquisition, Inc.(7)(8)	Diversified Financial Services	4.84% (L + 4.75%)	3/27/2026	9,060,468	9,048,923	9,026,491	2.0%
Mitchell International, Inc.(7)	Professional Services	4.25% (L + 3.75%)	10/16/2028	10,000,000	9,926,431	9,956,250	2.2%
MLN US HoldCo LLC(7)	Diversified Telecommunication Services	4.60% (L + 4.50%)	12/31/2025	4,069,042	3,993,846	3,942,352	0.9%
Moneygram International, Inc.(4)(7)	Diversified Consumer Services	5.00% (L + 4.50%)	7/21/2026	7,200,000	7,175,766	7,211,268	1.6%
National Mentor Holdings, Inc.(7)	Healthcare Providers and Services	4.50% (L + 3.75%)	2/18/2028	9,227,133	9,201,152	9,136,594	2.0%
National Mentor Holdings, Inc.(7)	Healthcare Providers and Services	4.50% (L + 3.75%)	2/18/2028	291,993	291,126	289,256	0.1%
Navicure, Inc.(7)	Healthcare Technology	4.10% (L + 4.00%)	10/22/2026	4,673,381	4,675,564	4,675,320	1.0%
Nexus Buyer LLC(7)	Professional Services	3.85% (L + 3.75%)	10/30/2026	6,996,379	6,924,176	6,973,886	1.5%
NMSC Holdings, Inc.(7)	Healthcare Providers and Services	6.00% (L + 5.00%)	4/19/2023	8,442,209	8,421,850	8,444,319	1.9%
NorthStar Group Services, Inc.(5)(7)(8)	Commercial Services and Supplies	6.50% (L + 5.50%)	11/9/2026	8,879,759	8,843,367	8,910,306	2.0%
NSM Top Holdings Corp.(7)	Healthcare Equipment and Supplies	5.35% (L + 5.25%)	11/12/2026	4,987,277	4,962,950	4,987,277	1.1%
OneDigital Borrower LLC(7)	Insurance	4.75% (C + SCA + 4.25%)	11/16/2027	9,970,938	9,852,427	9,964,706	2.2%
Orchid Merger Sub II, LLC(5)(7)	Software	5.25% (L + 4.75%)	5/12/2027	3,500,000	3,290,000	3,360,000	0.7%
Oregon Clean Energy, LLC(7)	Independent Power and Renewable Electricity Producers	4.75% (L + 3.75%)	3/2/2026	4,887,891	4,779,206	4,503,850	1.0%
Pactiv Evergreen Group Holdings Inc.(4)(7)	Containers and Packaging	4.00% (L + 3.50%)	9/22/2028	2,992,500	2,978,041	2,992,500	0.7%
Padagis LLC(7)	Pharmaceuticals	5.25% (L + 4.75%)	7/31/2028	6,588,235	6,550,008	6,567,647	1.5%
Pathway Vet Alliance LLC(7)	Healthcare Providers and Services	3.85% (L + 3.75%)	3/31/2027	4,941,089	4,876,527	4,931,824	1.1%
PECF USS Intermediate Holding III Corporation(5)(8)	Professional Services	4.75% (L + 4.25%)	11/6/2028	5,000,000	4,987,500	5,011,625	1.1%

Palmer Square Capital BDC Inc.
Consolidated Schedule of Investments
As of December 31, 2021 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Peraton Corp.(7)(8)	IT Services	4.50% (L + 3.75%)	2/1/2028	8,952,437	8,951,088	8,971,595	2.0%
PetVet Care Centers, LLC(7)	Healthcare Providers and Services	4.25% (L + 3.50%)	2/14/2025	6,938,175	6,923,597	6,945,980	1.5%
Phoenix Guarantor Inc.(7)	Healthcare Providers and Services	3.60% (L + 3.50%)	3/5/2026	4,950,094	4,910,625	4,936,481	1.1%
PODS, LLC(7)	Road and Rail	3.75% (L + 3.00%)	3/31/2028	1,985,025	1,975,873	1,980,747	0.4%
PQ Performance Chemicals(7)	Chemicals	4.25% (L + 3.50%)	4/28/2028	5,000,000	4,997,651	5,012,500	1.1%
Prairie ECI Acquiror LP(7)	Oil, Gas and Consumable Fuels	4.85% (L + 4.75%)	3/11/2026	7,182,326	6,969,074	6,962,870	1.5%
Presidio Holdings, Inc.(7)	Professional Services	3.61% (L + 3.50%)	1/31/2027	2,364,000	2,334,043	2,366,222	0.5%
Pretium PKG Holdings, Inc.(8)	Containers and Packaging	4.50% (L + 4.00%)	9/22/2028	5,000,000	4,976,019	4,997,200	1.1%
Prime Security Services Borrower, LLC(4)(7)	Diversified Consumer Services	3.50% (L + 2.75%)	5/2/2022	1,782,584	1,771,416	1,782,985	0.4%
Project Alpha Intermediate Holding, Inc.(7)	Software	4.11% (L + 4.00%)	4/26/2024	5,916,866	5,897,864	5,933,522	1.3%
Project Boost Purchaser, LLC(7)	Professional Services	4.00% (L + 3.50%)	6/1/2026	5,970,000	5,955,902	5,977,463	1.3%
Proofpoint, Inc.(7)	IT Services	3.75% (L + 3.25%)	6/9/2028	5,000,000	4,976,654	4,987,125	1.1%
PS Holdco, LLC(8)	Road and Rail	5.00% (L + 4.25%)	10/31/2028	4,987,500	4,963,067	4,996,852	1.1%
PT Intermediate Holdings III LLC(8)	Machinery	6.25% (L + 5.50%)	10/15/2025	2,320,000	2,296,800	2,308,400	0.5%
PT Intermediate Holdings III LLC(8)	Machinery	6.25% (L + 5.50%)	11/1/2028	1,536,150	1,520,799	1,528,469	0.3%
Quest Software US Holdings Inc(7)	Software	4.38% (L + 4.25%)	5/16/2025	6,934,002	6,926,135	6,936,637	1.5%
Radiate Holdco, LLC(7)	Media	4.00% (L + 3.25%)	9/25/2026	3,000,000	2,992,599	2,993,760	0.7%
Radiology Partners, Inc.(7)	Healthcare Providers and Services	4.35% (L + 4.25%)	7/9/2025	6,000,000	5,991,169	5,924,190	1.3%
RC Buyer, Inc.(7)	Auto Components	4.25% (L + 3.50%)	7/28/2028	2,094,750	2,089,576	2,093,450	0.5%
RealPage, Inc.(5)(7)	Real Estate Management and Development	3.75% (L + 3.25%)	2/18/2028	6,982,500	6,971,036	6,970,525	1.5%
Red Planet Borrower, LLC(7)	Internet Software and Services	4.25% (L + 3.75%)	10/2/2028	7,980,000	7,940,911	7,948,080	1.8%
Redstone Holdco 2 LP(7)(8)	IT Services	5.50% (L + 4.75%)	4/14/2028	7,980,000	7,924,198	7,645,838	1.7%
RegionalCare Hospital Partners Holdings, Inc.(5)(7)	Healthcare Providers and Services	3.85% (L + 3.75%)	11/14/2025	5,028,873	5,019,995	5,031,363	1.1%
Rocket Software, Inc.(7)	Software	4.75% (L + 4.25%)	11/28/2025	4,982,481	4,956,315	4,983,104	1.1%
Rodan & Fields, LLC(7)	Textiles, Apparel and Luxury Goods	4.11% (L + 4.00%)	6/16/2025	1,732,051	1,524,775	974,279	0.2%
Rohm Holding GMBH(4)(7)(8)	Chemicals	4.90% (L + 4.75%)	7/31/2026	8,936,606	8,917,170	8,940,314	2.0%
RSC Acquisition, Inc.(8)	Insurance	6.25% (L + 5.50%)	10/30/2026	1,731,928	1,714,630	1,729,763	0.4%
RSC Acquisition, Inc.(8)(10)	Insurance	6.25% (L + 5.50%)	10/30/2026	527,108	489,464	522,402	0.1%
RSC Acquisition, Inc.(8)	Insurance	6.25% (L + 5.50%)	9/30/2026	753,012	745,646	752,070	0.2%
Runner Buyer Inc.(8)	Household Durables	6.25% (L + 5.50%)	10/20/2028	5,000,000	4,950,645	4,950,000	1.1%
Ryan Specialty Group LLC(4)(7)	Insurance	3.75% (L + 3.00%)	9/1/2027	1,975,000	1,962,730	1,978,209	0.4%
Sabert Corporation(7)(8)	Containers and Packaging	5.50% (L + 4.50%)	11/26/2026	7,122,923	7,125,462	7,131,862	1.6%
Severin Acquisition, LLC(7)	Diversified Consumer Services	3.10% (L + 3.00%)	8/31/2025	3,721	3,599	3,708	0.0%
Shearer’s Foods, LLC(7)	Food Products	4.25% (L + 3.50%)	9/23/2027	1,691,137	1,680,722	1,688,312	0.4%
Sophia, L.P.(7)	Software	4.25% (L + 3.50%)	10/7/2027	4,950,094	4,918,451	4,954,425	1.1%

Palmer Square Capital BDC Inc.
Consolidated Schedule of Investments
As of December 31, 2021 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Sotera Health Holdings, LLC(7)	Healthcare Equipment and Supplies	3.25% (L + 2.75%)	12/11/2026	4,000,000	4,000,000	3,990,620	0.9%
Sovos Compliance, LLC(8)	Software	5.00% (L + 4.50%)	7/28/2028	3,410,959	3,402,432	3,426,279	0.8%
Specialty Building Products Holdings, LLC(5)(7)(8)	Building Products	4.25% (L + 3.75%)	10/5/2028	10,000,000	10,016,507	9,986,537	2.2%
Springer Nature Deutschland GmbH(4)(7)	Media	3.75% (L + 3.00%)	8/14/2026	2,086,931	2,082,809	2,091,167	0.5%
Summer BC Holdco B LLC(4)(8)	Media	5.25% (L + 4.50%)	12/4/2026	4,987,500	4,993,734	4,990,617	1.1%
Surf Holdings, LLC(7)	IT Services	3.69% (L + 3.50%)	1/15/2027	1,970,012	1,881,892	1,957,700	0.4%
Surgery Center Holdings, Inc.(7)	Healthcare Providers and Services	4.50% (L + 3.75%)	9/3/2026	4,714,375	4,692,584	4,718,807	1.0%
Talen Energy Supply, LLC(7)	Independent Power and Renewable Electricity Producers	3.85% (L + 3.75%)	6/26/2026	3,866,834	3,675,471	3,450,086	0.8%
Tecta America Corp.(7)(8)	Construction and Engineering	5.00% (L + 4.25%)	4/6/2028	6,172,249	6,180,294	6,183,822	1.4%
The Edelman Financial Engines Centre, LLC(7)	Diversified Financial Services	4.25% (L + 3.50%)	4/7/2028	7,939,714	7,850,378	7,945,193	1.8%
Thryv, Inc.(4)(7)	Professional Services	9.50% (L + 8.50%)	2/18/2026	6,011,096	6,022,690	6,116,290	1.4%
TIBCO Software Inc(7)	Software	3.85% (L + 3.75%)	6/30/2026	2,955,000	2,948,675	2,936,530	0.6%
Tidal Power Holdings, LLC(4)(7)	Independent Power and Renewable Electricity Producers	4.75% (L + 3.75%)	4/1/2027	4,252,248	4,229,645	4,300,086	0.9%
Tiger Acquisition, LLC(7)	Industrial Conglomerates	3.75% (L + 3.25%)	5/19/2028	2,992,500	2,981,347	2,978,076	0.7%
Titan US Finco, LLC(4)(8)	Media	4.50% (L + 4.00%)	10/6/2028	6,000,000	5,985,062	5,994,990	1.3%
Torrid, LLC(4)(8)	Specialty Retail	6.25% (L + 5.50%)	5/19/2028	2,000,000	2,022,001	2,017,500	0.4%
Tory Burch LLC(7)	Specialty Retail	3.50% (L + 3.00%)	4/14/2028	1,990,000	1,971,658	1,990,000	0.4%
Tosca Services, LLC(7)	Containers and Packaging	4.25% (L + 3.50%)	8/18/2027	2,970,000	2,957,856	2,968,159	0.7%
Traverse Midstream Partners LLC(7)	Oil, Gas and Consumable Fuels	5.25% (C + SCA + 4.25%)	9/27/2024	5,673,975	5,385,313	5,659,819	1.2%
Triton Water Holdings, Inc.(7)	Food Products	4.00% (L + 3.50%)	3/31/2028	4,975,001	4,958,709	4,928,360	1.1%
Truck Hero, Inc.(7)	Auto Components	4.00% (L + 3.25%)	1/20/2028	7,051,725	7,041,693	7,028,066	1.6%
U.S. Renal Care, Inc.(7)(8)	Healthcare Providers and Services	5.13% (L + 5.00%)	6/26/2026	8,911,817	8,759,285	8,690,180	1.9%
U.S. Renal Care, Inc.(7)	Healthcare Providers and Services	6.50% (L + 5.50%)	6/26/2026	498,750	492,009	490,022	0.1%
U.S. Silica Company(4)(7)	Metals and Mining	5.00% (L + 4.00%)	4/25/2025	7,945,544	7,762,054	7,786,633	1.7%
Ultimate Software Group, The(7)	Software	3.85% (L + 3.75%)	4/8/2026	4,411,006	4,392,996	4,403,727	1.0%
United Airlines, Inc.(4)(7)	Airlines	4.50% (L + 3.75%)	4/21/2028	7,967,400	8,034,531	8,014,009	1.8%
Univision Communications Inc.(7)	Media	4.00% (L + 3.25%)	3/13/2026	4,121,311	4,008,960	4,135,798	0.9%
US Radiology Specialists, Inc.(5)(7)	Healthcare Providers and Services	6.00% (L + 5.25%)	12/10/2027	8,970,000	8,862,961	8,976,997	2.0%
VeriFone Systems, Inc.(7)	Commercial Services and Supplies	4.18% (L + 4.00%)	8/20/2025	2,976,982	2,936,772	2,930,095	0.6%
Verscend Holding Corp.(7)	Healthcare Technology	4.10% (L + 4.00%)	8/27/2025	6,126,073	6,110,295	6,132,199	1.4%
Vision Solutions, Inc.(7)	IT Services	4.75% (L + 4.00%)	4/24/2028	9,975,000	9,944,077	9,975,000	2.2%

Palmer Square Capital BDC Inc.
Consolidated Schedule of Investments
As of December 31, 2021 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Watlow Electric Manufacturing Company(5)(7)	Electrical Equipment	4.25% (L + 3.75%)	3/2/2028	5,101,525	5,115,092	5,103,132	1.1%
Whatabrands LLC(7)	Hotels, Restaurants and Leisure	3.75% (L + 3.25%)	7/21/2028	2,400,000	2,388,461	2,394,948	0.5%
White Cap Buyer LLC(5)(7)(8)	Building Products	4.50% (L + 4.00%)	10/8/2027	6,959,924	6,949,443	6,974,923	1.5%
Wilsonart LLC(7)(8)	Building Products	4.50% (L + 3.50%)	12/18/2026	7,949,623	7,945,181	7,958,765	1.8%
Zelis Cost Management Buyer, Inc.(7)	Healthcare Technology	3.60% (L + 3.50%)	9/30/2026	4,792,714	4,784,986	4,767,408	1.1%
Total First Lien Senior Secured				1,012,130,228	$1,003,839,402	$1,007,407,474	222.4%
Second Lien Senior Secured(2)
Almonde, Inc.(5)	Software	8.25% (L + 7.25%)	4/28/2025	3,000,000	3,003,750	3,000,345	0.7%
ARC Falcon I Inc.(7)	Chemicals	7.50% (L + 7.00%)	9/24/2029	2,000,000	1,980,393	1,980,000	0.4%
Artera Services, LLC(7)	Construction and Engineering	8.25% (L + 7.25%)	3/6/2026	7,810,000	7,423,359	7,731,900	1.7%
Aruba Investments, Inc.(7)	Chemicals	8.50% (L + 7.75%)	10/27/2028	2,350,000	2,316,709	2,373,500	0.5%
Asurion, LLC(5)(7)	Insurance	5.35% (L + 5.25%)	1/19/2029	6,000,000	5,960,590	5,983,140	1.3%
Curium BidCo S.a r.l.(4)(5)	Pharmaceuticals	8.50% (L + 7.75%)	10/27/2028	3,000,000	3,052,500	3,033,750	0.7%
DCert Buyer, Inc.(7)	IT Services	7.10% (L + 7.00%)	2/19/2029	1,500,000	1,496,858	1,506,248	0.3%
Energy Acquisition LP(5)	Electrical Equipment	8.50% (L + 8.50%)	6/25/2026	2,812,400	2,720,196	2,624,320	0.6%
Epicor Software Corporation(5)(7)	Software	8.75% (L + 7.75%)	7/31/2028	3,000,000	3,041,862	3,077,505	0.7%
Help/Systems Holdings, Inc.	Software	7.50% (L + 6.75%)	11/19/2027	3,656,217	3,665,199	3,657,752	0.8%
Idera, Inc.	IT Services	7.50% (L + 6.75%)	2/5/2029	3,000,000	3,029,512	3,007,500	0.7%
Infinite Bidco LLC(5)(7)	Electronic Equipment, Instruments and Components	7.50% (L + 7.00%)	2/24/2029	2,743,333	2,738,086	2,760,479	0.6%
Inmar, Inc.(7)	Professional Services	9.00% (L + 8.00%)	5/1/2025	5,000,000	5,007,347	5,012,500	1.1%
Ivanti Software, Inc.(5)	Software	7.75% (L + 7.25%)	12/1/2028	2,000,000	2,000,000	2,005,010	0.4%
Magenta Buyer LLC	Software	9.00% (L + 8.25%)	5/3/2029	3,000,000	2,985,021	2,987,820	0.7%
Peraton Corp.	IT Services	8.50% (L + 7.75%)	2/26/2029	3,000,000	3,066,820	3,048,750	0.7%
Pretium PKG Holdings, Inc.(7)	Containers and Packaging	7.25% (L + 6.75%)	9/21/2029	2,000,000	1,980,887	1,998,750	0.4%
Quest Software US Holdings Inc(7)	Software	8.38% (L + 8.25%)	5/18/2026	3,347,000	3,331,490	3,351,535	0.7%
TIBCO Software Inc(5)	Software	7.35% (L + 7.25%)	2/28/2028	2,500,000	2,509,375	2,513,013	0.6%
Vision Solutions, Inc.	IT Services	8.00% (L + 7.25%)	4/23/2029	3,000,000	3,007,499	3,004,695	0.7%
Total Second Lien Senior Secured				64,718,950	64,317,453	64,658,512	14.3%

Corporate Bonds
Diebold Inc(4)	Diversified Consumer Services	8.50%	4/15/2024	1,000,000	1,002,202	1,000,071	0.3%
KOBE US Midco 2 Inc	Chemicals	9.25%	11/1/2026	1,900,000	1,881,394	1,947,500	0.4%
Total Corporate Bonds				2,900,000	2,883,596	2,947,571	0.7%

Palmer Square Capital BDC Inc.
Consolidated Schedule of Investments
As of December 31, 2021 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Convertible Bonds
Dish Network Corp(4)	Media	3.38%	8/15/2026	1,000,000	1,021,974	942,069	0.2%
Total Convertible Bonds				1,000,000	1,021,974	942,069	0.2%
Total Debt Investments				1,080,749,178	$1,072,062,425	$1,075,955,626	237.6%

CLO Mezzanine(2)
522 Funding CLO 2020-6, Ltd.(4)	Structured Note	8.17% (L + 8.04%)	10/23/2034	2,800,000	2,717,549	2,738,208	0.6%
Barings CLO Ltd(4)	Structured Note	6.88% (L + 6.75%)	1/20/2028	2,000,000	1,922,263	1,892,175	0.4%
Carlyle US CLO 2020-2, Ltd(4)	Structured Note	8.66% (L + 8.53%)	1/25/2035	4,000,000	3,880,576	3,911,604	0.9%
Elmwood CLO III Ltd.(4)	Structured Note	7.86% (L + 7.74%)	10/20/2034	2,000,000	1,921,030	1,905,811	0.4%
GoldenTree Loan Management US 2020-7A(4)	Structured Note	7.88% (L + 7.50%)	4/20/2034	2,000,000	1,886,090	1,900,494	0.4%
GoldenTree Loan Management US 2021-10A(4)	Structured Note	7.92% (L + 7.79%)	7/20/2034	1,250,000	1,213,704	1,187,520	0.3%
GoldenTree Loan Management US 2021-9A(4)	Structured Note	6.88% (L + 6.75%)	1/20/2033	2,000,000	1,886,518	1,877,447	0.4%
HPS Loan Management Series 15A-19(4)	Structured Note	6.73% (L + 6.60%)	7/22/2032	1,500,000	1,409,524	1,485,842	0.3%
Magnetite CLO Ltd 2015-16A(4)	Structured Note	6.62% (L + 6.50%)	1/18/2028	1,000,000	810,847	946,886	0.2%
Thayer Park CLO, Ltd.(4)	Structured Note	9.00% (L + 8.87%)	4/20/2034	1,300,000	1,259,186	1,259,407	0.3%
Total CLO Mezzanine				19,850,000	18,907,287	19,105,394	4.2%

CLO Equity
Ares CLO LTD 2021-62A(4)	Structured Subordinated Note	NA	1/25/2034	5,000,000	4,620,000	4,619,794	1.0%
Dryden 86 CLO, Ltd.(4)	Structured Subordinated Note	NA	7/17/2030	6,000,000	4,695,000	4,734,172	1.0%
Long Point Park CLO, Ltd.(4)	Structured Subordinated Note	NA	1/17/2030	6,358,000	4,332,977	4,430,826	1.0%
Regatta XII Funding Ltd.(4)	Structured Subordinated Note	NA	10/15/2032	6,000,000	4,710,000	4,714,852	1.0%
Stratus CLO Series 2021-1A(4)	Structured Subordinated Note	NA	12/29/2029	2,000,000	1,743,200	1,754,156	0.5%
Total CLO Equity				25,358,000	20,101,177	20,253,800	4.5%
Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Number of Shares	Cost	Fair Value	Percentage of Net Assets
Custom Truck One Source Inc(4)	Commercial Services and Supplies	NA	NA	100,000	500,000	800,000	0.2%
Total Equity Investments				100,000	500,000	800,000	0.2%
Total Equity and Other Investments				45,308,000	39,508,464	40,159,194	8.9%

Palmer Square Capital BDC Inc.

Consolidated Schedule of Investments

As of December 31, 2021 — (Continued)

	Number of Shares	Cost	Fair Value	Percentage of Net Assets
Short-Term Investments
Fidelity Investments Money Market Government Portfolio – Institutional Class, 0.01%(9)	78,142,764	78,142,764	78,142,764	17.3%
Total Short-Term Investments	78,142,764	$78,142,764	$78,142,764	17.3%

Total Investments		$1,189,713,653	$1,194,257,584	263.8%
Liabilities in Excess of Other Assets			(741,459,996)	(163.8)%
Net Assets			$452,797,588	100.0%

____________

(1)      The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(2)      Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR), SOFR + Credit Spread Adjustment (S+CSA), where the Credit Spread Adjustment is a defined additional spread amount based on the tenor of SOFR the borrower selects, or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. For the holdings as of 12/31/21 that have S+CSA as the base rate, the CSA is 10bp for 1M SOFR, 15bp for 3M SOFR, and 25bp for 6M SOFR. For the avoidance of doubt, loan floors apply to S+CSA, not S.

(3)      As of December 31, 2021, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.

(4)      Non-qualifying investment as defined by Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2021, 13.3% of the Company’s total assets were in non-qualifying investments.

(5)      Investments or a portion of investments are unsettled as of December 31, 2021.

(6)      As of December 31, 2021, the tax cost of the Company’s investments approximates their amortized cost.

(7)      Security or portion thereof held within Palmer Square BDC Funding I, LLC (“PS BDC Funding”) and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Bank of America, N.A. (“BofA N.A.”) (see Note 6 to the consolidated financial statements).

(8)      Security or portion thereof held within Palmer Square BDC Funding II, LLC (“PS BDC Funding II”) and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Wells Fargo Bank, National Association (“WFB”) (see Note 6 to the consolidated financial statements).

(9)      7-day effective yield as of December 31, 2021.

(10)    Of the $3,765,060 commitment to RSC Acquisition, Inc., $3,237,952 was unfunded as of December 31, 2021.

The accompanying notes are an integral part of these consolidated financial statements.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 1. Organization

Organization

Palmer Square Capital BDC Inc. (the “Company”) is a financial services company that primarily lends to and invests in corporate debt securities of companies, including small to large private U.S. companies. The Company was organized as a Maryland corporation on August 26, 2019 and is structured as an externally managed, non-diversified closed-end management investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Beginning with its taxable year ending December 31, 2020, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and expects to qualify as a RIC each year thereafter. The Company commenced operations on January 23, 2020. Palmer Square BDC Funding I, LLC (“PS BDC Funding”) was formed on January 21, 2020 and entered into a senior, secured revolving credit facility with Bank of America, N.A. (“BofA N.A.”) Palmer Square BDC Funding II LLC (“PS BDC Funding II”) was formed on September 8, 2020 and entered into a senior, secured credit facility with Wells Fargo, National Association (“WFB”).

The Company’s investment objective is to maximize total return, comprised of current income and capital appreciation. The Company’s current investment focus is guided by two strategies that facilitate its investment opportunities and core competencies: (1) investing in corporate debt securities and, to a lesser extent, (2) investing in collateralized loan obligation (“CLO”) structured credit funds that typically own corporate debt securities, including the equity and junior debt tranches of CLOs. To a limited extent, the Company may enter into derivatives transactions, which may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of the Company’s portfolio positions from changes in currency exchange rates and market interest rates or to earn income and enhance the Company’s total returns. The Company may receive or purchase warrants or rights to acquire equity or other securities in connection with making a debt investment in a company. During the years ended December 31, 2022 and December 31, 2021, the Company did not invest in any derivative contracts.

The Company is externally managed by Palmer Square BDC Advisor LLC (the “Investment Advisor”), an investment adviser that is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, pursuant to an investment advisory agreement between the Company and the Investment Advisor (the “Advisory Agreement”). The Investment Advisor, in its capacity as administrator (the “Administrator”), provides the administrative services necessary for the Company to operate pursuant to an administration agreement between the Company and the Administrator (the “Administration Agreement”). The Company’s fiscal year ends on December 31.

The Company has two wholly-owned subsidiaries: PS BDC Funding, a special purpose wholly-owned subsidiary established for utilizing the Company’s revolving credit facility with BofA N.A., and PS BDC Funding II, a special purpose wholly-owned subsidiary established for utilizing the Company’s credit facility with WFB. These subsidiaries are consolidated in the financial statements of the Company.

Note 2. Significant Accounting Policies

The Company is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services-Investment Companies. The Company’s functional currency is U.S. dollars (“USD”) and these consolidated financial statements have been prepared in that currency. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 2. Significant Accounting Policies (cont.)

Indemnifications

In the normal course of business, the Company enters into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these arrangements cannot be known; however, the Company expects any risk of loss to be remote.

Cash and Cash Equivalents

Cash is comprised of cash on deposit with major financial institutions. Cash equivalents consist of highly liquid investments with original maturities of three months or less. The Company places its cash with high credit quality institutions to minimize credit risk exposure.

Debt Issuance Costs

The Company records origination and other expenses related to its debt obligations as deferred financing costs. These expenses are deferred and amortized over the life of the related debt instrument. Debt issuance costs are presented on the consolidated statement of assets and liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the consolidated statement of assets and liabilities as an asset until the debt liability is recorded. As of December 31, 2021, the balance of debt issuance costs was $2.1 million, representing deferred financing costs of $3.4 million less accrued interest of $1.3 million, included in BoA Credit Facility and WF Credit Facility (each as defined below), net of $649.9 million on the consolidated statement of assets and liabilities. As of December 31, 2022, the balance of debt issuance costs was $(0.1) million, representing deferred financing costs of $2.4 million less accrued interest of $2.5 million, included in BoA Credit Facility and WF Credit Facility (each as defined below), net of $641.3 million on the consolidated statement of assets and liabilities.

Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends.

To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one year period ending October 31 in such calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 2. Significant Accounting Policies (cont.)

Basis of Consolidation

As provided under ASC 946, the Company will generally not consolidate its investment in a company other than a substantially wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly owned investment company subsidiaries (PS BDC Funding and PS BDC Funding II) in its consolidated financial statements.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis and includes amortization of premiums or accretion of discounts. Discounts and premiums to par value on securities purchased are accreted and amortized, respectively, into interest income over the contractual life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the amortization of premiums or accretion of discounts, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, paydown gains/losses and unamortized discounts are recorded as interest income in the current period.

Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities and money market funds is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Non-Accrual Status

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine not to place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Management reviews all loans that have principal or interest that is 90 days past due, or when there is reasonable doubt as to the collection of principal or interest to determine if a loan will be placed on non-accrual status. When a loan is placed on non-accrual status, the accrued interest and unpaid interest is generally reversed, and any discount (market or original) is no longer accreted to interest income. Interest payments received while a loan is on non-accrual status may be applied to principal or recognized as income, as determined by management’s judgement regarding collectability.

A loan may be taken off non-accrual status if past due payments are made, and if management determines the issuer is likely to remain current on future payments. Management may make exceptions to this policy if the loan has sufficient collateral value or is in the process of collection. Management may also leave a loan on accrual status while actively seeking recovery of past due payment. As of December 31, 2022, the Company had no portfolio investments on non-accrual status.

Other Income

From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Investment Advisor provides vary by investment, but can include closing, work, diligence or

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 2. Significant Accounting Policies (cont.)

other similar fees and fees for providing managerial assistance to the Company’s portfolio companies. In addition, the Company may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees and possibly consulting and performance- based fees.

Offering Costs

Offering costs in connection with the offering of common stock of the Company are capitalized as a deferred charge and amortized to expense on a straight-line basis over 12 months from the commencement of operations, January 23, 2020. These expenses consist primarily of legal fees and other costs incurred with Company’s share offerings, the preparation of the Company’s registration statement, and registration fees.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

New Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) —Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contracts, hedging relationships, and other transactions, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 was effective for all entities as of March 12, 2020 through December 31, 2022. In December 2022 the FASB issued Accounting Standards Update 2022-06, Reference Rate Reform (Topic 848) —Deferral of the Sunset Date of Topic 848 which extended the effective period through December 31, 2024.

Note 3. Agreements and Related Party Transactions

Administration Agreement

The Company has entered into the Administration Agreement with the Administrator. Pursuant to the Administration Agreement, the Administrator furnishes office facilities and equipment and provides clerical, bookkeeping, compliance, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, required administrative services, which include being responsible for the financial and other records that the Company is required to maintain and preparing reports to stockholders and reports and other materials filed with the SEC. In addition, the Administrator assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports and other materials to stockholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the offer to provide such assistance.

Under the Administration Agreement, the Company reimburses the Administrator based upon its allocable portion of the Administrator’s overhead (including rent) in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of its officers (including the Company’s Chief Financial Officer and Chief Compliance Officer), and any of their respective staff who provide services to the Company, operations staff who provide services to the Company, and internal audit staff, if any, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley internal control assessment. In addition, if requested to provide managerial assistance to portfolio companies, the Administrator is reimbursed based on the services provided. The Administration Agreement has an initial term of

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 3. Agreements and Related Party Transactions (cont.)

two years and may be renewed with the approval of the Company’s board of directors (the “Board”). The agreement was renewed during the year for an additional one year period. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that the Administrator outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without any incremental profit to the Administrator.

In addition, the Administrator has, pursuant to a sub-administration agreement, engaged U.S. Bancorp Fund Services, LLC to act on behalf of the Company’s Administrator in the performance of certain other administrative services. The Company has also engaged U.S. Bank, National Association or its affiliates (“US Bank”) directly to serve as custodian, transfer agent, distribution paying agent and registrar.

Investment Advisory Agreement

The Investment Advisor serves as the investment adviser of the Company and is registered as an investment adviser with the SEC. The Investment Advisor’s primary business is to provide a variety of investment management services, including an investment program for the Company. The Investment Advisor is responsible for all business activities and oversight of the investment decisions made for the Company.

In return for providing management services to the Company, the Company pays the Investment Advisor a base management fee, calculated and paid quarterly in arrears at an annual rate of 2.00% of the average value of the weighted average (based on the number of shares outstanding each day in the quarter) of the Company’s total net assets at the end of the two most recently completed calendar quarters. The base management fee for any partial quarter will be pro-rated based on the number of days actually elapsed in that quarter relative to the total number of days in such quarter.

The Investment Advisor, however, has agreed to waive its right to receive management fees in excess of 1.75% of the total net assets during any period prior to the listing of the Company’s common stock on a national securities exchange (a “Listing”). If a Listing does not occur, such fee waiver will remain in place through liquidation of the Company. The Investment Advisor will not be permitted to recoup any waived amounts at any time and the waiver may only be modified or terminated prior to a Listing with the approval of the Board.

Additionally, pursuant to the Advisory Agreement, the Investment Advisor is not entitled to an incentive fee prior to a Listing. Following a Listing, the Investment Advisor will be entitled to an incentive fee (the “Income Incentive Fee”) based on the Company’s pre-incentive fee net investment income for the then most recently completed calendar quarter, as adjusted downward (but not upward) if over the most recently completed and three preceding calendar quarters aggregate net realized losses on the Company’s investments exceed the Company’s aggregate net investment income over the same period, excluding the most recently completed quarter, as described in more detail below. In this regard, if the Company’s net realized losses over the most recently completed and three preceding calendar quarters are greater than the Company’s net investment income over the same period, excluding the most recently completed quarter, then the pre-incentive fee net income used in the calculation of the Income Incentive Fee would be subject to a downward adjustment. The amount of the adjustment would be equal to the amount by which such net realized losses exceed such net investment income. On the other hand, if the Company’s net investment income over the most recently completed and three preceding calendar quarters is equal to or greater than the Company’s net realized losses over the same period, excluding the most recently completed quarter, then no adjustment to pre-incentive fee net investment income would be made. The Income Incentive Fee will be calculated and payable quarterly in arrears commencing with the first calendar quarter following a Listing. The Company will pay the Investment Advisor an Income Incentive Fee with respect to its “adjusted net investment income” in each calendar quarter as follows:

•        no Income Incentive Fee in any calendar quarter in which the Company’s “adjusted net investment income” does not exceed an amount equal to a “hurdle rate” of 1.5% per quarter (6% annualized) of the Company’s total net assets at the end of that quarter (the “Hurdle Amount”);

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 3. Agreements and Related Party Transactions (cont.)

•        100% of the Company’s “adjusted net investment income” with respect to that portion of such “adjusted net investment income,” if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Catch-Up Amount”) determined on a quarterly basis by multiplying 1.6875% by the Company’s total net asset value for the immediately preceding calendar quarter. The Catch-Up Amount is intended to provide the Investment Advisor with an incentive fee of 12.5% on all of the Company’s “adjusted net investment income” when the Company’s “adjusted net investment income” reaches the Catch-Up Amount in any calendar quarter; and

•        for any calendar quarter in which the Company’s “adjusted net investment income” exceeds the Catch-Up Amount, the Income Incentive Fee shall equal 12.5% of the amount of the Company’s “adjusted net investment income” for the calendar quarter.

“Adjusted net investment income” means the Company’s “pre-incentive fee net investment income” during the then most recently completed calendar quarter minus the difference, if positive, between (i) the Company’s “net realized losses” over the then most recently completed and three preceding calendar quarters (or if shorter, the number of calendar quarters that have occurred since the Listing) and (ii) the Company’s “net investment income” over the three preceding calendar quarters (or if shorter, the number of calendar quarters that have occurred since the Listing). No adjustment (downward or upward) will be made to “pre-incentive fee net investment income” if the difference between clause (i) minus clause (ii) is zero or negative.

“Pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Income Incentive Fee). “Pre-incentive fee net investment income” includes, in the case of investments with a deferred interest feature such as market discount, original issue discount (“OID”), debt instruments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash.

“Net realized losses” in respect of a particular period means the difference, if positive, between (i) the aggregate realized capital losses on the Company’s investments in such period and (ii) the aggregate realized capital gains on the Company’s investments in such period. “Net investment income” in respect of the particular period means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the particular period, minus operating expenses for the particular period (including the base management fee, the Income Incentive Fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock). “Net investment income” includes, in the case of investments with a deferred interest feature such as market discount, OID, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash.

The Income Incentive Fee amount, or the calculations pertaining thereto, as appropriate, will be pro-rated for any period less than a full calendar quarter.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 4. Investments

The following table presents the composition of the Company’s investment portfolio at amortized cost and fair value as of December 31, 2022 and December 31, 2021:

	December 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt	$951,753,250	$870,880,344	$1,003,839,402	$1,007,407,474
Second-lien senior secured debt	71,513,263	58,118,340	64,317,453	64,658,512
Corporate Bonds	1,884,529	1,332,888	2,883,596	2,947,571
Convertible Bond	—	—	1,021,974	942,069
CLO Mezzanine	17,589,330	14,732,721	18,907,287	19,105,394
CLO Equity	27,012,348	21,800,224	20,101,177	20,253,800
Equity	—	—	500,000	800,000
Short-term investments	50,347,215	50,347,215	78,142,764	78,142,764
Total Investments	$1,120,099,935	$1,017,211,732	$1,189,713,653	$1,194,257,584

As of December 31, 2022, approximately 16.0% of the long-term investment portfolio at amortized cost and 16.3% of the long-term investment portfolio measured at fair value, respectively, were invested in non-qualifying assets. As of December 31, 2021 approximately 14.4% of the long-term investment portfolio at amortized cost and 14.5% of the long-term investment portfolio measured at fair value, respectively, were invested in non-qualifying assets. With respect to the Company’s total assets, 14.9% and 13.3% of the Company’s total assets were in non-qualifying assets as defined by Section 55(a) of the 1940 Act as of December 31, 2022 and December 31, 2021, respectively.

The industry composition of investments based on fair value, as a percentage of total investments at fair value, as of December 31, 2022 and December 31, 2021 was as follows:

	December 31, 2022	December 31, 2021
Software	12.9%	10.2%
Healthcare Providers and Services	9.9%	10.8%
IT Services	8.4%	9.4%
Professional Services	5.9%	6.4%
Insurance	5.8%	5.7%
Cash and Cash Equivalents	4.9%	6.5%
Hotels, Restaurants and Leisure	3.9%	3.5%
Building Products	3.7%	3.0%
Chemicals	3.3%	2.2%
Media	3.2%	3.9%
Independent Power and Renewable Electricity Producers	2.8%	3.1%
Diversified Financial Services	2.6%	1.8%
Aerospace and Defense	2.5%	0.9%
Construction and Engineering	2.5%	1.7%
Structured Subordinated Note	2.1%	1.7%
Healthcare Technology	2.1%	2.1%
Metals and Mining	2.0%	1.5%
Auto Components	1.9%	1.5%
Oil, Gas and Consumable Fuels	1.7%	3.0%
Diversified Consumer Services	1.6%	0.8%
Containers and Packaging	1.5%	1.8%
Structured Note	1.4%	1.6%
Food Products	1.3%	1.1%
Specialty Retail	1.3%	1.2%

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 4. Investments (cont.)

	December 31, 2022	December 31, 2021
Commercial Services and Supplies	1.3%	1.5%
Electronic Equipment, Instruments and Components	1.2%	1.1%
Internet Software and Services	1.1%	1.3%
Healthcare Equipment and Supplies	0.9%	2.0%
Airlines	0.8%	1.3%
Real Estate Management and Development	0.6%	0.6%
Wireless Telecommunication Services	0.6%	0.6%
Machinery	0.6%	0.3%
Pharmaceuticals	0.6%	0.8%
Energy Equipment and Services	0.6%	—%
Electrical Equipment	0.5%	0.6%
Road and Rail	0.5%	0.6%
Technology Hardware, Storage and Peripherals	0.4%	0.5%
Industrial Conglomerates	0.4%	0.8%
Household Durables	0.3%	0.4%
Diversified Telecommunication Services	0.3%	1.4%
Textiles, Apparel and Luxury Goods	0.1%	0.1%
Leisure Products	—%	0.4%
Electric Utilities	—%	0.3%
Total	100.0%	100.0%

Note 5. Fair Value of Investments

Fair value is defined as the price that the Company would receive upon selling an investment or paying to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. Accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs.

Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

Level 1 —	Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 —

Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 —	Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 5. Fair Value of Investments (cont.)

Investments in private investment companies measured based upon net asset value as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy. As of December 31, 2022 and as of December 31, 2021, there were no investments accounted for using the practical expedient.

The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) multiples. The information may also include pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

Pricing inputs and weightings applied to determine fair value require subjective determination. Accordingly, valuations do not necessarily represent the amounts that may eventually be realized from sales or other dispositions of investments.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the fair value hierarchy of investments as of December 31, 2022:

	Fair Value Hierarchy as of December 31, 2022
Investments:	Level 1	Level 2	Level 3	Total
First-lien senior secured debt	$—	$870,880,344	$—	$870,880,344
Second-lien senior secured debt	—	58,118,340	—	58,118,340
Corporate Bonds	—	1,332,888	—	1,332,888
CLO Mezzanine	—	14,732,721	—	14,732,721
CLO Equity	—	21,800,224	—	21,800,224
Short Term Investments	50,347,215	—	—	50,347,215
Total Investments	$50,347,215	$966,864,517	$—	$1,017,211,732

The following table presents the fair value hierarchy of investments as of December 31, 2021:

	Fair Value Hierarchy as of December 31, 2021
Investments:	Level 1	Level 2	Level 3	Total
First-lien senior secured debt	$—	$1,007,407,474	$—	$1,007,407,474
Second-lien senior secured debt	—	64,658,512	—	64,658,512
Corporate Bonds	—	2,947,571	—	2,947,571
Convertible Bond	—	942,069	—	942,069
CLO Mezzanine	—	19,105,394	—	19,105,394
CLO Equity	—	20,253,800	—	20,253,800
Equity	800,000	—	—	800,000
Short Term Investments	78,142,764	—	—	78,142,764
Total Investments	$78,942,764	$1,115,314,820	$—	$1,194,257,584

For the years ended December 31, 2022 and December 31, 2021, the Company did not recognize any transfers to or from Level 3.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 5. Fair Value of Investments (cont.)

Debt Not Carried at Fair Value

The fair value of the BoA Credit Facility and the WF Credit Facility, which would be categorized as Level 3 within the fair value hierarchy as of December 31, 2022, approximates their respective carrying values because the BoA Credit Facility and WF Credit Facility each have variable interest based on selected short term rates.

Note 6. Borrowings

In accordance with the 1940 Act, with certain limitations, BDCs are permitted to borrow amounts such that their asset coverage ratios, as defined in the 1940 Act, are at least 150% after such borrowing. As of December 31, 2022, the Company’s asset coverage ratio was 157%.

Bank of America Credit Facility

On February 18, 2020, the Company, through a special purpose wholly-owned subsidiary, PS BDC Funding (together with the Company, the “Borrowers”) entered into a Credit Agreement (the “Credit Agreement”) with certain financial institutions as lenders (“Lenders”), BofA N.A. as the Administrative Agent and BofA Securities, Inc. (“BofA Securities”), as Lead Arranger and Sole Book Manager, pursuant to which the Lenders agreed to provide the Company with a revolving line of credit (the “BoA Credit Facility”).

Under the BoA Credit Facility, which matures on February 18, 2025, the Lenders have agreed to extend credit to PS BDC Funding in an aggregate amount up to the Commitment (as defined in the Credit Agreement) amount. The Commitment amount for the BoA Credit Facility was $200.0 million as of the closing date of the Credit Agreement, increased to $400.0 million on the one-month anniversary of the closing date, further increased to $475.0 million on October 12, 2020, and further increased to $725 million on September 29, 2021. The Borrowers’ ability to draw under the BoA Credit Facility is scheduled to terminate on February 11, 2025. All amounts outstanding under the BoA Credit Facility are required to be repaid by February 18, 2025. As the Company raises additional capital, we may enter into additional credit agreements to expand our borrowing capacity.

Debt obligations under the BoA Credit Facility consisted of the following as of December 31, 2022:

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
BoA Credit Facility	$725,000,000	$514,500,000	$210,500,000	$513,726,164
Total debt	$725,000,000	$514,500,000	$210,500,000	$513,726,164

____________

(1)      The amount available reflects any limitations related to the BoA Credit Facility’s borrowing base.

(2)      The carrying value of the BoA Credit Facility is presented net of deferred financing costs of $1.358 million and accrued interest of $584 thousand.

Debt obligations under the BoA Credit Facility consisted of the following as of December 31, 2021:

	December 31, 2021
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
BoA Credit Facility	$725,000,000	$552,000,000	$173,000,000	$550,262,297
Total debt	$725,000,000	$552,000,000	$173,000,000	$550,262,297

____________

(1)      The amount available reflects any limitations related to the BoA Credit Facility’s borrowing base.

(2)      The carrying value of the BoA Credit Facility is presented net of deferred financing costs of $1.993 million and accrued interest of $255 thousand.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 6. Borrowings (cont.)

Average debt outstanding under the BoA Credit Facility during the years ended December 31, 2022 and December 31, 2021, was $544.0 million and $433.1 million, respectively.

The loans under the BoA Credit Facility may be base rate loans or eurocurrency rate loans. The base rate loans will bear interest at the base rate plus 1.30%, and the eurocurrency rate loans will bear interest at 1-month or 3-month LIBOR plus 1.30%. The “base rate” will be equal to the highest of (a) the federal funds rate plus 0.5%, (b) the prime rate, and (c) 1-month or 3-month LIBOR. The Credit Agreement includes fallback language in the event that LIBOR becomes unavailable. Interest pursuant to base rate loans is payable quarterly in arrears, and interest pursuant to eurocurrency loans is payable either quarterly or monthly, as specified by the Borrowers in a loan notice pertaining thereto. The Credit Agreement requires the payment of a commitment fee of 0.50% for unused Commitments until the four-month anniversary of the Second Amendment to the Credit Agreement. Thereafter, the commitment fee is 0.50% on unused Commitments up to 30% of the BoA Credit Facility, and 1.30% on unused Commitments in excess of 30% of the BoA Credit Facility. Such fee is payable quarterly in arrears. The advance rate for PS BDC Funding’s Eligible Collateral Assets ranges from 40% for Second Lien Bank Loans to 70% for First Lien Bank Loans that are B Assets to 100% for Cash (excluding Excluded Amounts) (as each such term is defined in the Credit Agreement).

For the years ended December 31, 2022 and December 31, 2021, the components of interest expense with respect to the BoA Credit Facility were as follows:

	For the Year Ended December 31,
	2022	2021
Interest expense	$17,356,543	$6,711,315
Amortization of debt issuance costs	635,331	550,610
Total interest expense	$17,991,874	$7,261,925
Average interest rate	2.97%	1.40%

PS BDC Funding has pledged all of its assets to BofA N.A., in its capacity as Administrative Agent, to secure its obligations under the BoA Credit Facility. Both the Company and PS BDC Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the BoA Credit Facility is subject to the leverage restrictions contained in the 1940 Act and PS BDC Funding complies with 1940 Act provisions relating to affiliated transactions and custody. The custodian of the assets pledged to BofA N.A. pursuant to the BoA Credit Facility is U.S. Bank National Association (“US Bank”). The obligations under the Credit Agreement may be accelerated upon the occurrence of an event of default under the Credit Agreement, including in the event of a change of control of PS BDC Funding or if the Investment Advisor ceases to serve as investment adviser to the Company.

Wells Fargo Credit Facility

On December 18, 2020, the Company, through a special purpose wholly-owned subsidiary, Palmer Square BDC Funding II LLC (“PS BDC Funding II” and together with the Company, the “WF Borrowers”) entered into a Loan and Security Agreement (the “Loan Agreement”) with certain financial institutions as lenders (“WF Lenders”), WFB as the administrative agent and U.S. Bank, as Collateral Agent and Custodian, pursuant to which the WF Lenders agreed to provide the Company with a line of credit (the “WF Credit Facility”).

Under the WF Credit Facility, which matures on December 18, 2025, the WF Lenders have agreed to extend credit to PS BDC Funding II in an aggregate amount up to the Facility Amount (as defined in the Loan Agreement). The Facility Amount for the WF Credit Facility was $150.0 million as of the closing date of the Loan Agreement. The WF Borrowers’ ability to draw under the WF Credit Facility is scheduled to terminate on December 18, 2023. All amounts outstanding under the WF Credit Facility are required to be repaid by December 18, 2025.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 6. Borrowings (cont.)

Debt obligations under the WF Credit Facility consisted of the following as of December 31, 2022:

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
WF Credit Facility	$150,000,000	$126,750,000	$23,250,000	$127,583,253
Total debt	$150,000,000	$126,750,000	$23,250,000	$127,583,253

____________

(1)      The amount available reflects any limitations related to the WF Credit Facility’s borrowing base.

(2)      The carrying value of the WF Credit Facility is presented net of deferred financing costs of $1.047 million and accrued interest of $1.880 million.

Debt obligations under the WF Credit Facility consisted of the following as of December 31, 2021:

	December 31, 2021
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
WF Credit Facility	$150,000,000	$100,000,000	$50,000,000	$99,648,200
Total debt	$150,000,000	$100,000,000	$50,000,000	$99,648,200

____________

(1)      The amount available reflects any limitations related to the WF Credit Facility’s borrowing base.

(2)      The carrying value of the WF Credit Facility is presented net of deferred financing costs of $1.4 million and accrued interest of $1.048 million.

Average debt outstanding under the WF Credit Facility during the years ended December 31, 2022 and December 31, 2021, was $123.4 million and $13.9 million, respectively.

The loans under the WF Credit Facility may be Broadly Syndicated Loans or Middle Market Loans and shall be eurocurrency rate loans unless such rate is unavailable, in which case the loans shall be base rate loans until such rate is available. Broadly Syndicated Loans will bear interest at the LIBOR or base rate, as applicable, plus 1.85%, and Middle Market Loans will bear interest at LIBOR or base rate, as applicable, plus 2.35%. The “base rate” will be equal to the highest of (a) the federal funds rate plus 0.50% and (b) the prime rate. The Loan Agreement includes fallback language in the event that LIBOR becomes unavailable. Interest is payable quarterly, as determined by the WFB as the administrative agent. Following the Second Amendment of the WF Credit Facility, the Loan Agreement requires the payment of a non-usage fee of (x) during the first thirteen months following the closing of the WF Credit Facility, 0.50% multiplied by daily unused Facility Amounts, (y) between thirteen and sixteen months following the closing of the WF Credit Facility, 0.50% multiplied by the lesser of (1) daily unused Facility Amounts and (2) 50% of the Facility Amount plus 2.00% multiplied by the greater of (i) the difference between the daily unused Facility Amount and 50% of the Facility Amount and (ii) zero and, (z) thereafter, 0.50% multiplied by the lesser of (1) daily unused Facility Amounts and (2) 20% of the Facility Amount plus 2.00% multiplied by the greater of (i) the difference between the daily unused Facility Amount and 20% of the Facility Amount and (ii) zero. Such fee is payable quarterly in arrears. The WF Credit Facility includes the option to downsize the facility by paying a Commitment Reduction Fee. The Fee is equal to 2.00% of the facility reduction amount prior to the one year anniversary of the closing of the WF Credit Facility, and 1.00% thereafter. The applicable percentage for PS BDC Funding II’s Eligible Loans ranges from 67.5% for Middle Market Loans to 70% for Broadly Syndicated Loans (as each such term is defined in the Loan Agreement).

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 6. Borrowings (cont.)

For the years ended December 31, 2022 and December 31, 2021, the components of interest expense with respect to the WF Credit Facility were as follows:

	For the Year Ended December 31,
	2022	2021
Interest expense	$5,107,383	$996,077
Amortization of debt issuance costs	352,912	358,659
Total interest expense	$5,460,295	$1,354,736
Average interest rate	4.03%	2.18%

PS BDC Funding II has pledged all of its assets to U.S. Bank, in its capacity as Collateral Agent, to secure its obligations under the WF Credit Facility and U.S. Bank acts as the custodian of such assets. Both the Company and PS BDC Funding II have made customary representations and warranties and are required to comply with various covenants, reporting requirements, and other customary requirements for similar credit facilities. Borrowing under the WF Credit Facility is subject to the leverage restrictions contained in the 1940 Act and PS BDC Funding II complies with 1940 Act provisions relating to affiliated transactions and custody. The obligations under the Loan Agreement may be accelerated upon the occurrence of an event of default under the Loan Agreement, including in the event of a change of control of PS BDC Funding II, if the Investment Advisor ceases to serve as investment adviser to the Company, or if Palmer Square or its affiliates cease to directly or indirectly own a majority of the membership interests of the Investment Advisor.

Note 7. Share Transactions

Offering Proceeds

During the years ended December 31, 2022 and December 31, 2021, the Company issued and sold 1,716,297 shares at an aggregate purchase price of $29.2 million and 10,007,526 shares at an aggregate purchase price of $206.6 million, respectively. These amounts include shares issued in reinvestment.

Distribution Reinvestment Plan

The Company has adopted a dividend reinvestment plan that will provide for reinvestment of its dividends and other distributions on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. As a result, if the Company’s Board authorizes, and the Company declares, a cash dividend or other distribution, then stockholders who do not “opt out” of the Company’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving cash dividends and distributions.

Prior to a Listing, the Board will use newly-issued shares of the Company’s common stock to implement the dividend reinvestment plan. The number of shares of common stock to be issued to a participant prior to a Listing would be equal to the quotient determined by dividing the cash value of the dividend payable to such stockholder by the net asset value per share as of the date such dividend was declared.

After a Listing, the Board intends to primarily use newly-issued shares to implement the dividend reinvestment plan, whether or not the shares are trading at a price per share at, below or above net asset value. However, the Board reserves the right to purchase shares in the open market in connection with the implementation of the dividend reinvestment plan. The Board will examine the full facts and circumstances of each such dividend to determine the approach (i.e., to use newly issued shares or effectuate open market purchases to implement the dividend reinvestment plan) that is in the best interests of stockholders taking into account the Board’s fiduciary duties to stockholders, including by weighing the potential dilution in connection with such issuance to be incurred by the Company’s stockholders against the Company’s need and usage of reinvested funds. The number of newly issued shares to be issued to a participant would be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of the Company’s common stock at the close of regular trading on a national

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 7. Share Transactions (cont.)

securities exchange on the dividend payment date. Shares purchased in open market transactions by US Bank, the plan administrator and the Company’s transfer agent, registrar and dividend disbursing agent, will be allocated to a participant based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of the Company’s common stock purchased with respect to the dividend.

A registered stockholder may elect to receive an entire distribution in cash by notifying US Bank in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in noncertificated form.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by the Company.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash dividends will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from the Company will generally be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by so notifying the plan administrator by submitting a letter of instruction terminating the participant’s account under the plan to US Bank. The plan may be terminated by the Company upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by the Company.

If participants withdraw from the plan or the plan is terminated, the plan administrator will cause the shares held for the participant under the plan to be delivered to the participant. If an investor holds common stock with a brokerage firm that does not participate in the plan, such investor will not be able to participate in the plan and any dividend reinvestment may be affected on different terms than those described above.

Note 8. Commitments and Contingencies

As of December 31, 2022 and December 31, 2021, the Company had an aggregate of $2.6 million and $11.3 million, respectively, of unfunded commitments to provide debt financing to its portfolio companies. As of each of December 31, 2022 and December 31, 2021, there were no capital calls or draw requests made by the portfolio companies to fund these commitments. Such commitments are generally up to the Company’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s consolidated statements of assets and liabilities and are not reflected in the Company’s consolidated statement of assets and liabilities.

A summary of the composition of the unfunded commitments as of December 31, 2022 is shown in the table below:

	Expiration Date(1)	As of December 31, 2022
ARC Falcon I Inc.	3/30/2023	$636,943
Vocus Group	6/18/2023	2,000,000
Total unfunded commitments		$2,636,943

____________

(1)      Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 8. Commitments and Contingencies (cont.)

A summary of the composition of the unfunded commitments as of December 31, 2021 is shown in the table below:

	Expiration Date(1)	As of December 31, 2021
ARC Falcon I Inc.	3/30/2023	$636,943
Aveanna Healthcare LLC	7/15/2023	754,717
Culligan Water	1/30/2023	706,667
Medical Solutions L.L.C.	11/2/2023	800,000
National Mentor Holdings, Inc.	3/2/2022	430,398
PT Intermediate Holdings III LLC	4/7/2022	2,140,000
RSC Acquisition, Inc.	11/12/2023	3,237,952
Sovos Compliance, LLC	8/12/2023	589,041
Vocus Group	6/18/2023	2,000,000
Total unfunded commitments		$11,295,718

____________

(1)      Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of December 31, 2022, management is not aware of any pending or threatened litigation.

Note 9. Earnings Per Share

In accordance with the provisions of ASC Topic 260, Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of each of December 31, 2022 and as of December 31, 2021, there were no dilutive shares.

The following table sets forth the computation of basic and diluted earnings per share of common stock for the years ended December 31, 2022 and December 31, 2021:

	For the Year Ended December 31,
	2022	2021
Net increase (decrease) in net assets resulting from operations	$(74,482,335)	$19,059,718
Weighted average shares of common stock outstanding – basic and diluted	23,130,666	15,494,614
Earnings (loss) per share of common stock – basic and diluted	$(3.22)	$1.23

Note 10. Income Taxes

The Company intends to elect to be treated as a RIC under the Internal Revenue Code (“Code”) for its taxable year end December 31, 2022. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company anticipates distributing substantially all of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2022). Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 10. Income Taxes (cont.)

The permanent differences for tax purposes from distributable earnings to additional paid in capital were reclassified for tax purposes for the tax years ended December 31, 2022 and December 31, 2021. These reclassifications have no impact on net assets.

	Year Ended December 31,
	2022	2021
Increase (decrease) in distributable earnings	$—	$—
Increase (decrease) in capital in excess of par value	$—	$—

The following reconciles net increase in net assets resulting from operations to taxable income for the years ended December 31, 2022 and December 31, 2021:

	Year Ended December 31,
	2022	2021
Net increase (decrease) in net assets resulting from operations	$(74,482,335)	$19,059,718
Net change in unrealized appreciation (depreciation) from investments	107,432,980	8,527,786
Other book tax differences	8,109,784	(897,245)
Taxable income before deductions for distributions	$41,060,429	$26,690,259
	Year Ended December 31,
	2022	2021
Distributions paid from:
Ordinary income	$43,482,016	$22,163,852
Capital gains	573,101	3,788,641
Return of Capital	—	—
Total	$44,055,117	$25,952,493

For the years ended December 31, 2022 and December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Undistributed net investment income (loss)	$—	$1,834,053
Undistributed capital gains	—	513,796
Other accumulated gain (loss)	(7,575,518)	(101,573)
Net unrealized appreciation (depreciation)	(102,926,664)	5,788,994
Total	$(110,502,182)	$8,035,270

Capital losses can be carried forward indefinitely to offset future capital gains. As of December 31, 2022 and December 31, 2021, the Company had no capital loss carryforwards.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 10. Income Taxes (cont.)

As of December 31, 2022 and December 31, 2021, the Company’s aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes was as follows:

	December 31, 2022	December 31, 2021

Tax cost	1,120,121,398	1,188,452,438
Gross unrealized appreciation	1,008,264	9,331,858
Gross unrealized depreciation	(103,934,928)	(3,542,964)
Net unrealized appreciation/(depreciation) on investments	$(102,926,664)	$5,788,994

The Company adopted FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes (“ASC 740”) as of January 23, 2020, commencement of operations. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of December 31, 2022, management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Company’s current year tax return. The Company identifies its major tax jurisdiction as U.S. Federal. The 2020-2022 tax years remain subject to examination by U.S. federal, state and local authorities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof.

Note 11. Financial Highlights

The following per share of common stock data has been derived from information provided in the consolidated financial statements. The following is a schedule of financial highlights for the years ended December 31, 2022 and December 31, 2021, and for the period January 23, 2020 (Commencement of Operations) through December 31, 2020:

	For the Year Ended December 31,		For the Period January 23, 2020 (Commencement of Operations) through December 31, 2020
	2022	2021
Per Common Share Operating Performance
Net Asset Value, Beginning of Period	$20.06	$20.15	$20.00

Results of Operations:
Net Investment Income(1)	1.78	1.47	1.32
Net Realized and Unrealized Gain (Loss) on Investments(1)(4)	(5.00)	(0.18)	(0.19)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3.22)	1.29	1.13

Distributions to Common Stockholders
Distributions from Net Investment Income	(1.85)	(1.01)	(0.98)
Distributions from Realized Gains	(0.03)	(0.37)	—
Net Decrease in Net Assets Resulting from Distributions	(1.88)	(1.38)	(0.98)

Net Asset Value, End of Period	$14.96	$20.06	$20.15

Shares Outstanding, End of Period	24,286,628	22,570,331	12,562,805

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 11. Financial Highlights (cont.)

	For the Year Ended December 31,		For the Period January 23, 2020 (Commencement of Operations) through December 31, 2020
	2022	2021
Ratio/Supplemental Data
Net assets, end of period	$363,443,482	$452,797,588	$253,144,971
Weighted-average shares outstanding	23,130,666	15,494,614	11,156,932
Total Return(3)	(16.51)%	8.10%	4.29%
Portfolio turnover	27%	53%	63%
Ratio of operating expenses to average net assets without waiver(2)	8.28%	5.54%	5.69%
Ratio of operating expenses to average net assets with waiver(2)	8.03%	5.29%	5.44%
Ratio of net investment income (loss) to average net assets without waiver(2)	9.61%	6.92%	7.18%
Ratio of net investment income (loss) to average net assets with waiver(2)	9.86%	7.17%	7.43%

____________

(1)      The per common share data was derived by using weighted average shares outstanding.

(2)      The ratios reflect an annualized amount.

(3)      Total return is calculated as the change in net asset value (“NAV”) per share during the period, plus distributions per share (if any), divided by the beginning NAV per share. Total return is not annualized. Assumes reinvestment of distributions.

(4)      Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Consolidated Statements of Operations due to share transactions during the period.

Note 12. Selected Quarterly Financial Data (Unaudited)

The following are the quarterly results of operations for the years ended December 31, 2022 and December 31, 2021. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	For the Three Months Ended
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Investment income	$14,254,960	$16,497,241	$19,973,554	$23,774,145
Net expenses	5,584,387	6,947,708	9,521,115	11,365,858
Net investment income (loss)	8,670,573	9,549,533	10,452,439	12,408,287
Net realized gain (loss) on investments, and foreign currency transactions	(369,870)	(486,754)	(496,697)	(6,776,866)
Net unrealized gain (loss) on investments, foreign currency translations, and foreign currency contracts	(11,731,503)	(74,394,896)	(16,711,415)	(4,595,166)
Increase (decrease) in net assets resulting from operations	$(3,430,800)	$(65,332,117)	$(6,755,673)	$1,036,255
Net asset value per share as of the end of the quarter	$19.91	$16.71	$16.00	$14.96

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements

Note 12. Selected Quarterly Financial Data (Unaudited) (cont.)

	For the Three Months Ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Investment income	$9,674,876	$7,869,228	$8,875,949	$13,265,600
Net expenses	3,637,128	3,673,024	3,966,032	5,575,228
Net investment income (loss)	6,037,748	4,196,204	4,909,917	7,690,372
Net realized gain (loss) on investments, and foreign currency transactions	1,132,657	2,712,837	489,555	418,214
Net unrealized gain (loss) on investments, foreign currency translations, and foreign currency contracts	(1,826,413)	(1,871,880)	(673,345)	(4,156,148)
Increase (decrease) in net assets resulting from operations	$5,343,992	$5,037,161	$4,726,127	$3,952,438
Net asset value per share as of the end of the quarter	$20.57	$20.65	$20.70	$20.06

Note 13. Subsequent Events

The Company’s management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that require recognition or disclosure in these consolidated financial statements except for the following:

Issuance of Common Stock

On January 1, 2023, the Company issued and sold 86,898 shares of its common stock at an aggregate purchase price of $1.3 million. The issuance of the shares of common stock was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D thereof.

On February 1, 2023, the Company issued and sold 34,639 shares of its common stock at an aggregate purchase price of $554.2 thousand. The issuance of the shares of common stock was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D thereof.

As of March 1, 2023, the Company sold approximately $9.25 million of shares of its common stock (with the final number of shares of common stock to be determined based on the to-be-determined net asset value per share). The offer and sale of the shares of common stock was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D thereof.

Unfunded Capital Commitments

As of February 21, 2023, Vocus Group was fully funded for $2.0 million.

Change in Interest Rate on the BoA Credit Facility

On February 3, 2023, the Company entered into an omnibus amendment to the BoA Credit Facility that, among other things: (i) removes LIBOR transition language, (ii) replaces eurocurrency rate loans with SOFR loans for which the spread over the base rate increased from 1.30% to (a) with respect to any SOFR Loan with a term of one month, 1.40%, and (b) with a term of three months, 1.45%, and (iv) with respect to any base rate loan, such base rate became 1.40%.

Distributions

On December 30, 2022, the Company declared a distribution of $0.64 per share, or $15,183,248, of which a cash distribution of $6,941,066 was paid on January 13, 2023 and the remainder was paid in common stock through the Company’s dividend reinvestment plan.

Palmer Square Capital BDC Inc.
Consolidated Statements of Assets and Liabilities
(Unaudited)

	September 30, 2023 (Unaudited)	December 31, 2022
Assets:
Non-controlled, non-affiliated investments, at fair value (amortized cost of $1,161,891,805 and $1,120,099,935, respectively)	$1,104,712,587	$1,017,211,732
Cash and cash equivalents	3,410,607	1,650,801
Receivables:
Receivable for sales of investments	7,552,319	31,014,356
Receivable for paydowns of investments	282,256	136,119
Due from investment adviser	274,720	234,102
Dividend receivable	403,591	141,997
Interest receivable	7,546,924	6,465,594
Prepaid expenses and other assets	620,207	598,327
Total Assets	$1,124,803,211	$1,057,453,028

Liabilities:
Credit facilities, net (Note 6)	$632,548,824	$641,309,417
Payables:
Payable for investments purchased	35,233,680	42,750,748
Distributions payable	7,062,257	6,941,066
Management fee payable	2,197,758	1,872,815
Accrued other general and administrative expenses	901,098	1,135,500
Total Liabilities	$677,943,617	$694,009,546

Commitments and contingencies (Note 8)

Net Assets:
Common Shares, $0.001 par value; 450,000,000 shares authorized; 26,665,813 and 24,286,628 as of September 30, 2023 and December 31, 2022, respectively issued and outstanding	$26,666	$24,287
Additional paid-in capital	513,243,603	473,921,377
Total distributable earnings (accumulated deficit)	(66,410,675)	(110,502,182)
Total Net Assets	$446,859,594	$363,443,482
Total Liabilities and Net Assets	$1,124,803,211	$1,057,453,028
Net Asset Value Per Common Share	$16.76	$14.96

The accompanying notes are an integral part of these consolidated financial statements.

Palmer Square Capital BDC Inc.
Consolidated Statements of Operations
(Unaudited)

	For the Three Months Ended September 30		For the Nine Months Ended September 30
	2023	2022	2023	2022
Income:
Investment income from non-controlled, non-affiliated investments:
Interest income	$27,323,754	$19,718,478	$78,943,113	$50,266,810
Dividend income	1,297,090	223,816	3,115,974	278,529
Other income	152,846	31,260	341,968	180,415
Total investment income from non-controlled, non-affiliated investments	28,773,690	19,973,554	82,401,055	50,725,754
Total Investment Income	28,773,690	19,973,554	82,401,055	50,725,754

Expenses:
Interest expense	11,500,504	7,015,768	32,697,517	14,595,014
Management fees	2,197,758	2,000,103	6,155,999	6,455,899
Professional fees	143,560	184,698	562,835	463,115
Directors fees	18,904	18,904	56,096	56,096
Other general and administrative expenses	383,771	551,655	1,101,395	1,290,075
Total Expenses	14,244,497	9,771,128	40,573,842	22,860,199
Less: Management fee waiver (Note 3)	(274,720)	(250,013)	(769,500)	(806,987)
Net expenses	13,969,777	9,521,115	39,804,342	22,053,212
Net Investment Income (Loss)	14,803,913	10,452,439	42,596,713	28,672,542

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses):
Non-controlled, non-affiliated investments	(2,103,618)	(496,697)	(2,423,632)	(1,353,321)
Total net realized gains (losses)	(2,103,618)	(496,697)	(2,423,632)	(1,353,321)
Net change in unrealized gains (losses):
Non-controlled, non-affiliated investments	21,152,793	(16,711,415)	45,708,992	(102,837,812)
Total net change in unrealized gains (losses)	21,152,793	(16,711,415)	45,708,992	(102,837,812)
Total realized and unrealized gains (losses)	19,049,175	(17,208,112)	43,285,360	(104,191,133)

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,853,088	$(6,755,673)	$85,882,073	(75,518,591)

Per Common Share Data:
Basic and diluted net investment income per common share	$0.57	$0.45	$1.68	1.25
Basic and diluted net increase (decrease) in net assets resulting from operations	$1.30	$(0.29)	$3.39	(3.29)
Weighted Average Common Shares Outstanding – Basic and Diluted	26,016,761	23,214,683	25,359,324	22,986,437

The accompanying notes are an integral part of these consolidated financial statements.

Palmer Square Capital BDC Inc.
Consolidated Statements of Changes in Net Assets
(Unaudited)

	For the Three Months Ended September 30		For the Nine Months Ended September 30
	2023	2022	2023	2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$14,803,913	$10,452,439	$42,596,713	$28,672,542
Net realized gains (losses) on investments and foreign currency transactions	(2,103,618)	(496,697)	(2,423,632)	(1,353,321)
Net change in unrealized gains (losses) on investments, foreign currency translations, and foreign currency exchange contracts	21,152,793	(16,711,415)	45,708,992	(102,837,812)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,853,088	(6,755,673)	85,882,073	(75,518,591)

Decrease in Net Assets Resulting from Stockholder Distributions
Dividends and distributions to stockholders	(28,607,198)	(10,147,434)	(41,790,566)	(18,587,402)
Net Decrease in Net Assets Resulting from Stockholder Distributions	(28,607,198)	(10,147,434)	(41,790,566)	(18,587,402)

Increase in Net Assets Resulting from Capital Share Transactions
Issuance of common shares	350,000	—	17,654,225	4,823,801
Reinvestment of distributions	14,734,908	5,378,541	21,670,380	10,393,371
Net Increase in Net Assets Resulting from Capital Share Transactions	15,084,908	5,378,541	39,324,605	15,217,172
Total Increase (Decrease) in Net Assets	20,330,798	(11,524,566)	83,416,112	(78,888,821)
Net Assets, Beginning of Period	426,528,796	385,433,333	363,443,482	452,797,588
Net Assets, End of Period	$446,859,594	$373,908,767	$446,859,594	$373,908,767

The accompanying notes are an integral part of these consolidated financial statements.

Palmer Square Capital BDC Inc.
Consolidated Statements of Cash Flows
(Unaudited)

	For the Nine Months Ended September 30
	2023	2022
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$85,882,073	$(75,518,591)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Net realized (gains)/losses on investments	2,423,632	1,353,321
Net change in unrealized (gains)/losses on investments	(45,708,992)	102,837,812
Net accretion of discount on investments	(1,221,531)	(137,874)
Purchases of short-term investments	(460,682,481)	(316,620,789)
Purchases of portfolio investments	(188,402,217)	(227,650,962)
Proceeds from sale of short-term investments	411,655,942	370,814,557
Proceeds from sale of portfolio investments	194,434,792	258,148,610
Amortization of deferred financing cost	747,093	739,152
Increase/(decrease) in operating assets and liabilities:
(Increase)/decrease in receivable for sales of investments	23,462,037	16,756,220
(Increase)/decrease in interest and dividends receivable	(1,342,924)	(1,917,162)
(Increase)/decrease in due from investment adviser	(40,618)	30,727
(Increase)/decrease in receivable for paydowns of investments	(146,137)	(2,963,237)
(Increase)/decrease in prepaid expenses and other assets	(21,880)	(204,700)
Increase/(decrease) in interest payable on credit facilities	2,524,428	679,066
Increase/(decrease) in payable for investments purchased	(7,517,068)	(98,194,458)
Increase/(decrease) in management fees payable	324,943	(245,815)
Increase/(decrease) in directors fee payable	—	(514)
Increase/(decrease) in accrued other general and administrative expenses	(234,402)	(1,323,178)
Net cash provided by (used in) operating activities	16,136,690	26,582,185
Cash Flows from Financing Activities:
Borrowings on the credit facilities	16,500,000	77,750,000
Payments on the credit facilities	(28,500,000)	(92,000,000)
Payments of debt issuance costs	(32,114)	—
Distributions paid in cash	(19,998,995)	(14,068,712)
Proceeds from issuance of common shares, net of change in subscriptions receivable of $ -	17,654,225	4,823,801
Net cash provided by (used in) financing activities	(14,376,884)	(23,494,911)
Net increase/(decrease) in cash and cash equivalents	1,759,806	3,087,274
Cash and cash equivalents, beginning of period	1,650,801	1,093,503
Cash and cash equivalents, end of period	$3,410,607	$4,180,777

Supplemental and Non-Cash Information:
Interest paid during the period	$30,173,089	$13,915,948
Distributions declared during the period	$41,790,566	$18,587,402
Reinvestment of distributions during the period	$21,670,380	$10,393,371
Distributions payable	$7,062,257	$—

The accompanying notes are an integral part of these consolidated financial statements.

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of September 30, 2023
(Unaudited)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Debt Investments
First Lien Senior Secured(2)
888 Holdings PLC(4)(6)	Hotels, Restaurants and Leisure	10.82% (S + CSA + 5.25%)	7/8/2028	$3,398,643	$3,168,478	$3,214,538	0.8%
AAdvantage Loyalty IP Ltd.(4)(6)	Insurance	10.34% (S + CSA + 4.75%)	4/20/2028	3,562,500	3,535,128	3,676,286	0.8%
AccentCare, Inc.(6)	Healthcare Providers and Services	9.68% (S + CSA + 4.00%)	6/22/2026	5,924,682	5,925,667	5,206,314	1.2%
Accession Risk Management Group, Inc.	Insurance	11.03% (S + CSA + 5.50%)	10/30/2026	800,293	750,733	778,794	0.2%
Accession Risk Management Group, Inc.(7)	Insurance	11.04% (S + CSA + 5.50%)	9/30/2026	6,144,997	6,108,003	6,152,678	1.4%
Acrisure, LLC(6)	Insurance	9.68% (L + 4.25%)	2/15/2027	4,961,625	4,936,404	4,960,087	1.1%
Acrisure, LLC(6)	Insurance	8.93% (L + 3.50%)	2/12/2027	5,797,292	5,788,417	5,727,928	1.3%
AI Aqua Merger Sub, Inc.,(6)(7)	Food Products	9.08% (S + 3.75%)	7/31/2028	7,603,750	7,607,954	7,539,004	1.7%
Aimbridge Acquisition Co., Inc.(6)	Hotels, Restaurants and Leisure	9.18% (S + CSA + 3.75%)	2/2/2026	4,897,959	4,830,233	4,713,404	1.1%
Alliant Holdings Intermediate LLC(6)	Insurance	8.93% (L + 3.50%)	11/5/2027	2,902,785	2,901,358	2,900,216	0.6%
Allied Universal Holdco LLC(6)	Professional Services	9.17% (S + CSA + 3.75%)	5/12/2028	6,860,000	6,854,329	6,637,427	1.5%
Amentum Government Services Holdings LLC(6)	Aerospace and Defense	9.33% (S + 4.00%)	2/15/2029	5,925,000	5,903,841	5,858,373	1.3%
American Rock Salt Company LLC(6)	Metals and Mining	9.43% (S + CSA + 4.00%)	6/9/2028	5,869,912	5,863,631	5,463,890	1.2%
Amynta Agency Borrower, Inc.(6)	Insurance	10.42% (S + CSA + 5.00%)	2/28/2028	6,982,500	6,792,409	6,993,637	1.6%
AP Gaming I, LLC(4)(6)	Hotels, Restaurants and Leisure	9.54% (S + CSA + 4.00%)	2/15/2029	8,623,700	8,519,777	8,611,583	1.9%
Apple Bidco, LLC(6)	Transportation	9.32% (S + 4.00%)	9/22/2028	3,034,712	3,005,129	3,035,971	0.7%
Aptean Inc(6)(7)	Software	9.67% (S + CSA + 4.25%)	4/23/2026	7,743,904	7,744,534	7,721,098	1.7%
AQA Acquisition Holding, Inc.(6)	Software	9.88% (S + CSA + 4.25%)	3/3/2028	8,366,830	8,266,945	8,338,592	1.9%
ARC Falcon I Inc.(6)	Chemicals	9.17% (S + CSA + 3.75%)	8/31/2028	4,918,869	4,901,687	4,869,681	1.1%
Ascend Learning, LLC(6)	Professional Services	8.92% (S + CSA + 3.50%)	11/18/2028	7,368,750	7,340,951	7,046,957	1.6%
AssuredPartners, Inc.(6)	Insurance	8.93% (S + CSA + 3.50%)	2/12/2027	4,382,844	4,386,077	4,385,583	1.0%
AssuredPartners, Inc.(6)	Insurance	8.82% (S + 3.50%)	2/12/2027	1,970,000	1,960,924	1,966,917	0.4%
Athletico Management, LLC(6)	Healthcare Providers and Services	9.79% (S + CSA + 4.25%)	2/2/2029	7,134,688	7,107,627	6,006,515	1.3%
Autokiniton US Holdings, Inc.(6)(7)	Auto Components	9.93% (S + CSA + 4.50%)	3/27/2028	8,072,337	8,077,398	7,931,071	1.8%
Aveanna Healthcare LLC(4)(6)	Healthcare Providers and Services	9.27% (S + CSA + 3.75%)	6/30/2028	5,109,403	5,072,918	4,614,889	1.0%
Barracuda Networks, Inc.(6)	Software	9.87% (S + 4.50%)	8/15/2029	7,443,750	7,251,338	7,385,168	1.7%
Belfor Holdings, Inc.(6)	Commercial Services and Supplies	9.43% (S + CSA + 4.00%)	3/31/2026	1,979,328	1,976,122	1,983,455	0.4%
Castle US Holding Corporation(7)	Professional Services	9.43% (S + CSA + 3.75%)	1/27/2027	1,962,105	1,955,721	1,551,809	0.3%
Castle US Holding Corporation(6)(7)	Professional Services	9.68% (S + CSA + 4.00%)	1/31/2027	5,998,942	5,953,357	4,754,161	1.1%
CCI Buyer, Inc.(6)(7)	Wireless Telecommunication Services	9.39% (S + 4.00%)	12/17/2027	6,743,408	6,737,180	6,666,162	1.5%
CCS-CMGC Holdings, Inc.(6)	Healthcare Providers and Services	11.18% (S + CSA + 5.50%)	10/1/2025	5,313,870	5,275,510	4,305,882	1.0%
CDK Global(6)	Software	9.64% (S + 4.25%)	7/6/2029	3,970,000	3,864,503	3,975,657	0.9%
Congruex Group LLC(7)	Construction and Engineering	11.27% (S + CSA + 5.75%)	4/28/2029	6,171,875	6,042,540	6,094,727	1.4%
Connectwise LLC(6)	IT Services	8.93% (S + CSA + 3.50%)	9/29/2028	7,860,000	7,849,394	7,751,925	1.7%
Consolidated Communications, Inc.(4)(6)	Diversified Telecommunication Services	8.93% (S + CSA + 3.50%)	10/2/2027	4,428,009	4,125,217	3,948,190	0.9%
ConvergeOne Holdings Corp.(6)(7)	IT Services	10.37% (L + 5.00%)	1/4/2026	9,762,433	9,645,534	6,041,823	1.4%
Corelogic, Inc.(6)	Internet Software and Services	8.93% (S + CSA + 3.50%)	6/2/2028	7,840,000	7,833,310	7,273,207	1.6%
CP Atlas Buyer, Inc(6)	Building Products	9.17% (S + CSA + 3.75%)	11/23/2027	6,843,280	6,761,758	6,474,016	1.4%
CPM Holdings, Inc.(6)	Machinery	9.82% (S + 4.50%)	9/27/2028	4,050,000	3,989,250	4,046,213	0.9%

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of September 30, 2023 — (Continued)
(Unaudited)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Creation Technologies, Inc.(4)(7)	Electronic Equipment, Instruments and Components	11.03% (S + CSA + 5.50%)	9/14/2028	4,937,500	4,880,529	4,702,969	1.1%
Crown Subsea Communications Holding, Inc.(6)	Construction and Engineering	10.69% (S + CSA + 5.25%)	4/27/2027	1,851,563	1,818,601	1,861,978	0.4%
Curia Global, Inc.(6)	Healthcare Providers and Services	9.17% (S + CSA + 3.75%)	8/30/2026	4,813,126	4,802,510	4,021,993	0.9%
DCert Buyer, Inc.(6)	IT Services	9.32% (S + 4.00%)	10/16/2026	6,777,609	6,774,349	6,746,059	1.5%
Deerfield Dakota Holding, LLC(6)	Diversified Financial Services	9.14% (S + 3.75%)	4/9/2027	4,837,500	4,795,756	4,727,665	1.1%
Delta Topco, Inc.(6)	IT Services	9.07% (S + 3.75%)	12/1/2027	6,849,850	6,846,802	6,794,811	1.5%
Digi International Inc.(4)(7)	Technology Hardware, Storage and Peripherals	10.43% (S + 5.00%)	12/22/2028	3,814,732	3,753,131	3,817,116	0.9%
DIRECTV Financing, LLC(6)	Media	10.43% (S + CSA + 5.00%)	8/2/2027	4,920,000	4,890,942	4,819,558	1.1%
Dotdash Meredith, Inc.(6)	Media	9.43% (S + CSA + 4.00%)	11/23/2028	9,825,000	9,788,913	9,493,406	2.1%
EAB Global, Inc.(6)	Professional Services	9.13% (L + 3.50%)	8/16/2028	1,778,337	1,771,944	1,768,334	0.4%
ECI Software Solutions, Inc.(6)	Software	9.40% (S + CSA + 3.75%)	11/9/2027	2,842,999	2,835,791	2,841,222	0.6%
ECL Entertainment, LLC(7)	Hotels, Restaurants and Leisure	10.14% (S + 4.75%)	9/3/2030	5,000,000	4,900,645	5,000,000	1.1%
EFS Cogen Holdings I, LLC(6)(7)	Independent Power and Renewable Electricity Producers	9.16% (S + 3.50%)	10/29/2027	7,448,087	7,454,545	7,423,769	1.7%
Endurance International Group, Inc., The(6)	Professional Services	8.79% (L + 3.50%)	2/10/2028	4,650,493	4,594,059	4,530,371	1.0%
EnergySolutions, LLC(6)	Commercial Services and Supplies	9.32% (S + 4.00%)	9/18/2030	3,000,000	2,962,500	2,985,000	0.7%
EP Purchaser, LLC(6)	Professional Services	10.15% (S + CSA + 4.50%)	11/6/2028	4,648,688	4,590,579	4,578,958	1.0%
EP Purchaser, LLC(6)	Professional Services	9.15% (S + CSA + 3.50%)	10/27/2028	338,772	327,762	335,384	0.1%
Epic Crude Services, LP(6)	Energy Equipment and Services	10.93% (S + CSA + 5.00%)	2/6/2026	3,989,717	3,768,598	3,924,884	0.9%
Fertitta Entertainment, LLC(6)	Hotels, Restaurants and Leisure	9.32% (S + 4.00%)	1/29/2029	7,387,500	7,361,633	7,325,556	1.6%
Filtration Group Corp.(6)	Industrial Conglomerates	9.68% (S + CSA + 4.25%)	10/23/2028	3,980,000	3,941,020	3,990,507	0.9%
Flexera Software LLC(6)(7)	Software	9.18% (S + CSA + 3.75%)	3/3/2028	8,733,097	8,714,576	8,680,829	1.9%
Fugue Finance, LLC(4)(6)	Diversified Consumer Services	9.39% (S + 4.00%)	1/31/2028	3,955,125	3,883,008	3,967,485	0.9%
Gainwell Acquisition Corp.(6)	Healthcare Providers and Services	9.49% (S + CSA + 4.00%)	10/1/2027	8,810,446	8,674,155	8,617,718	1.9%
Garda World Security Corporation(4)(6)	Diversified Consumer Services	9.65% (S + 4.25%)	2/12/2029	7,939,850	7,701,360	7,948,544	1.8%
Generation Bridge Northeast, LLC(6)	Independent Power and Renewable Electricity Producers	9.57% (S + 4.25%)	8/22/2029	4,500,000	4,455,028	4,507,493	1.0%
Genuine Financial Holdings LLC(4)(6)	Professional Services	9.39% (S + 4.00%)	9/20/2030	4,000,000	3,940,000	3,970,000	0.9%
Getty Images, Inc.(4)(6)(7)	Media	9.99% (S + CSA + 4.50%)	2/13/2026	7,775,625	7,777,491	7,806,728	1.7%
GIP III Stetson I, LP(6)	Energy Equipment and Services	9.67% (S + CSA + 4.25%)	7/19/2025	1,705,402	1,670,729	1,707,184	0.4%
Global Medical Response, Inc.(6)	Healthcare Providers and Services	9.78% (S + CSA + 4.25%)	9/24/2025	9,026,227	8,993,671	6,340,924	1.4%
Gloves Buyer, Inc.	Commercial Services and Supplies	10.43% (S + CSA + 5.00%)	12/29/2027	2,000,000	1,930,901	1,947,500	0.4%
Grab Holdings Inc(4)(6)	IT Services	9.93% (S + CSA + 4.50%)	2/27/2026	2,202,389	2,215,921	2,219,601	0.5%
Great Outdoors Group, LLC(6)	Specialty Retail	9.40% (S + CSA + 3.75%)	3/6/2028	6,954,447	6,931,148	6,948,884	1.6%
Grinding Media Inc.(7)	Metals and Mining	9.53% (S + CSA + 4.00%)	9/21/2028	4,900,000	4,882,472	4,869,375	1.1%
HAH Group Holding Company LLC(6)	Healthcare Providers and Services	10.42% (S + CSA + 5.00%)	10/22/2027	705,535	690,129	698,773	0.2%
HAH Group Holding Company LLC(6)	Healthcare Providers and Services	10.42% (S + 5.00%)	10/20/2027	5,575,714	5,453,990	5,522,270	1.2%
Hamilton Projects Acquiror, LLC(6)(7)	Independent Power and Renewable Electricity Producers	9.93% (S + CSA + 4.50%)	6/11/2027	7,977,734	7,946,011	7,956,115	1.8%

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of September 30, 2023 — (Continued)
(Unaudited)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Helios Software Holdings, Inc.(4)(6)	Diversified Financial Services	9.74% (S + CSA + 4.25%)	7/18/2030	2,500,000	2,401,234	2,492,500	0.6%
Help/Systems Holdings, Inc. (6)	Software	9.47% (S + CSA + 4.00%)	11/19/2026	6,796,484	6,767,579	6,530,299	1.5%
HUB International Ltd.	Insurance	9.58% (S + 4.25%)	6/20/2030	4,100,000	4,059,425	4,115,806	0.9%
Idera, Inc.(6)	IT Services	9.27% (S + CSA + 3.75%)	3/2/2028	9,724,644	9,692,990	9,663,865	2.2%
IMA Financial Group, Inc.(7)	Insurance	8.93% (S + CSA + 3.50%)	10/16/2028	4,912,500	4,894,401	4,892,555	1.1%
Imagefirst Holdings, LLC(7)	Healthcare Providers and Services	10.72% (S + CSA + 5.00%)	4/27/2028	4,156,250	4,038,761	4,137,539	0.9%
Indy US Holdco, LLC(6)	Media	11.57% (S + 6.25%)	3/6/2028	6,583,500	5,887,896	6,429,874	1.4%
Infinite Bidco, LLC(6)	Electronic Equipment, Instruments and Components	9.18% (S + 3.75%)	3/2/2028	6,361,850	6,322,159	6,258,502	1.4%
Infinite Bidco, LLC	Electronic Equipment, Instruments and Components	11.34% (S + 6.25%)	3/2/2028	2,977,500	2,970,427	2,962,613	0.7%
Inmar, Inc.(6)(7)	Professional Services	10.86% (S + 5.50%)	5/1/2026	7,802,117	7,534,757	7,759,868	1.7%
Invenergy Thermal Operating I LLC(7)	Independent Power and Renewable Electricity Producers	9.91% (S + CSA + 4.50%)	8/24/2029	3,822,925	3,746,816	3,828,487	0.9%
Invenergy Thermal Operating I LLC(7)	Independent Power and Renewable Electricity Producers	9.91% (S + CSA + 4.50%)	8/24/2029	294,071	288,217	294,499	0.1%
Ivanti Software, Inc.(6)	Software	9.54% (S + CSA + 4.00%)	12/1/2027	975,000	973,898	842,766	0.2%
Ivanti Software, Inc.(6)	Software	9.76% (S + CSA + 4.25%)	12/1/2027	6,870,375	6,831,760	5,964,379	1.3%
Jack Ohio Finance LLC(7)	Hotels, Restaurants and Leisure	10.18% (S + CSA + 4.75%)	10/31/2028	4,908,737	4,912,191	4,867,847	1.1%
Jones DesLauriers Insurance Management Inc.(4)(7)	Insurance	9.62% (S + 4.25%)	3/16/2030	2,750,000	2,729,546	2,767,201	0.6%
Kestrel Acquisition, LLC(6)	Independent Power and Renewable Electricity Producers	9.68% (S + CSA + 4.25%)	5/2/2025	5,918,071	5,610,466	5,830,040	1.3%
Kleopatra Finco S.a.r.l(4)(6)	Containers and Packaging	10.48% (S + CSA + 4.73%)	2/4/2026	1,950,000	1,946,686	1,882,969	0.4%
LBM Acquisition LLC(6)(7)	Building Products	9.17% (S + CSA + 3.75%)	12/31/2027	7,335,580	7,274,522	7,177,205	1.6%
Life Time, Inc.(4)(6)	Hotels, Restaurants and Leisure	10.61% (S + CSA + 4.75%)	1/15/2026	7,582,556	7,578,287	7,610,991	1.7%
Lifescan Global Corporation(6)	Healthcare Equipment and Supplies	11.75% (S + CSA + 6.50%)	12/31/2026	5,529,150	5,514,176	4,423,320	1.0%
Lightstone Holdco LLC(6)	Independent Power and Renewable Electricity Producers	11.07% (S + 5.75%)	2/1/2027	4,755,831	4,354,878	4,452,147	1.0%
Lightstone Holdco LLC(6)	Independent Power and Renewable Electricity Producers	11.07% (S + 5.75%)	2/1/2027	268,985	246,301	251,809	0.1%
LogMeIn, Inc.(6)	IT Services	10.27% (S + CSA + 4.75%)	8/31/2027	9,769,155	9,683,340	6,534,246	1.5%
LSF11 Trinity Bidco, Inc.(7)	Aerospace and Defense	9.83% (S + 4.50%)	6/14/2030	4,987,500	4,914,744	4,987,500	1.1%
Magenta Buyer LLC(6)	Software	10.63% (S + CSA + 5.00%)	7/27/2028	5,403,750	5,366,736	4,048,300	0.9%
Mariner Wealth Advisors, LLC(7)	Diversified Financial Services	9.65% (S + 4.25%)	8/18/2028	4,967,475	4,811,002	4,967,475	1.1%
Maverick 1, LLC	Software	9.88% (S + CSA + 4.25%)	5/18/2028	4,987,500	4,755,099	4,900,219	1.1%
Medical Solutions L.L.C.(7)	Healthcare Providers and Services	8.77% (S + CSA + 3.25%)	10/6/2028	4,928,964	4,911,630	4,781,095	1.1%
Mermaid Bidco, Inc.	Software	9.90% (S + 4.50%)	12/22/2027	1,995,000	1,957,368	1,997,494	0.4%
Michael Baker International, LLC(7)	Construction and Engineering	10.43% (S + CSA + 5.00%)	11/2/2028	6,140,625	6,092,379	6,117,598	1.4%
Micro Holding Corp.(6)	IT Services	9.57% (S + 4.25%)	5/3/2028	9,811,251	9,555,043	9,508,476	2.1%
Midwest Veterinary Partners, LLC(6)	Healthcare Providers and Services	9.43% (S + CSA + 4.00%)	4/27/2028	8,815,075	8,748,230	8,746,759	2.0%
Minotaur Acquisition, Inc.(6)(7)	Diversified Financial Services	10.17% (S + CSA + 4.75%)	3/27/2026	11,851,035	11,851,035	11,824,725	2.6%

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of September 30, 2023 — (Continued)
(Unaudited)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Mitchell International, Inc.(6)	Professional Services	9.18% (S + CSA + 3.75%)	10/16/2028	9,850,000	9,796,402	9,705,107	2.2%
MLN US HoldCo LLC(6)	Diversified Telecommunication Services	10.01% (S + 4.50%)	12/31/2025	4,056,188	4,010,764	486,743	0.1%
Momentive Performance Materials USA, LLC(6)	Chemicals	9.82% (S + 4.50%)	3/29/2028	3,855,625	3,717,907	3,762,435	0.8%
NAPA Management Services Corporation(6)	Healthcare Providers and Services	10.67% (S + CSA + 5.25%)	2/23/2029	7,880,000	7,822,043	6,417,275	1.4%
National Mentor Holdings, Inc.(6)	Healthcare Providers and Services	9.24% (S + CSA + 3.75%)	2/18/2028	291,993	291,386	261,578	0.1%
National Mentor Holdings, Inc.(6)	Healthcare Providers and Services	9.18% (S + CSA + 3.75%)	2/18/2028	9,064,438	9,045,350	8,120,241	1.8%
Navicure, Inc.(6)	Healthcare Technology	9.43% (S + CSA + 4.00%)	10/22/2026	4,590,140	4,591,710	4,600,904	1.0%
NorthStar Group Services, Inc.(6)(7)	Commercial Services and Supplies	10.93% (S + CSA + 5.50%)	11/9/2026	8,476,129	8,452,038	8,486,724	1.9%
NSM Top Holdings Corp.(6)	Healthcare Equipment and Supplies	10.74% (S + CSA + 5.25%)	11/12/2026	4,898,219	4,882,706	4,731,679	1.1%
OMNIA Partners, LLC(6)	Professional Services	9.60% (S + 4.25%)	7/25/2030	2,376,731	2,351,080	2,382,958	0.5%
OneDigital Borrower LLC(6)	Insurance	9.67% (S + CSA + 4.25%)	11/16/2027	9,796,446	9,710,833	9,800,512	2.2%
Orchid Merger Sub II, LLC(4)(6)	Software	10.29% (S + CSA + 4.75%)	7/27/2027	4,162,500	3,994,143	3,085,453	0.7%
Padagis, LLC(6)	Pharmaceuticals	10.28% (S + CSA + 4.75%)	7/31/2028	6,588,235	6,558,253	6,420,795	1.4%
PECF USS Intermediate Holding III Corporation(7)	Professional Services	9.88% (S + CSA + 4.25%)	12/15/2028	4,912,500	4,905,762	3,961,587	0.9%
Peraton Corp.(7)	Aerospace and Defense	9.17% (S + CSA + 3.75%)	2/1/2028	4,790,896	4,800,093	4,786,919	1.1%
PetVet Care Centers, LLC(6)	Healthcare Providers and Services	8.92% (S + CSA + 3.50%)	2/14/2025	6,813,962	6,809,033	6,792,668	1.5%
PetVet Care Centers, LLC	Healthcare Providers and Services	10.42% (S + CSA + 5.00%)	2/14/2025	1,210,727	1,210,727	1,214,135	0.3%
PMHC II Inc.(6)	Chemicals	9.70% (S + CSA + 4.25%)	4/23/2029	6,538,950	6,489,845	6,188,953	1.4%
Prairie ECI Acquiror LP(6)(9)	Oil, Gas and Consumable Fuels	10.17% (S + CSA + 4.75%)	3/11/2026	9,682,326	9,547,675	9,678,453	2.2%
Pretium PKG Holdings, Inc.(6)(7)	Containers and Packaging	9.51% (S + CSA + 4.00%)	9/22/2028	5,895,000	5,852,631	3,657,170	0.8%
Project Alpha Intermediate Holding, Inc.(6)	Software	9.43% (S + CSA + 4.00%)	4/26/2024	8,286,829	8,257,955	8,289,440	1.9%
Project Boost Purchaser, LLC(6)	Professional Services	8.93% (S + CSA + 3.50%)	6/1/2026	5,865,000	5,859,167	5,867,434	1.3%
Prometric Holdings, Inc.(6)	Diversified Consumer Services	8.68% (S + CSA + 3.00%)	1/29/2028	5,706,603	5,535,405	5,563,938	1.2%
PS Holdco, LLC(7)	Road and Rail	9.68% (S + CSA + 4.25%)	9/30/2028	5,392,462	5,374,739	5,290,787	1.2%
PT Intermediate Holdings III LLC(7)	Machinery	11.52% (S + CSA + 5.98%)	11/1/2028	492,500	488,475	487,575	0.1%
PT Intermediate Holdings III, LLC(7)	Machinery	11.52% (S + CSA + 5.98%)	11/1/2028	1,509,200	1,497,823	1,494,108	0.3%
PT Intermediate Holdings III, LLC(7)	Machinery	11.52% (S + CSA + 5.98%)	11/1/2028	2,279,400	2,268,793	2,256,606	0.5%
PT Intermediate Holdings III, LLC(7)	Machinery	11.52% (S + CSA + 5.98%)	11/1/2028	2,102,550	2,102,550	2,081,525	0.5%
PT Intermediate Holdings III, LLC	Machinery	11.89% (S + 6.50%)	11/1/2028	1,382,144	1,363,997	1,382,144	0.3%
Quest Software US Holdings Inc.(6)(10)	Software	9.77% (S + CSA + 4.25%)	2/1/2029	9,405,000	9,324,179	7,871,797	1.8%
Radiology Partners, Inc.(6)	Healthcare Providers and Services	10.18% (S + CSA + 4.25%)	7/9/2025	5,987,347	5,983,002	4,536,104	1.0%
RC Buyer, Inc.(6)	Auto Components	8.93% (S + CSA + 3.50%)	7/28/2028	2,052,750	2,049,251	2,007,528	0.4%
RealPage, Inc.(6)	Real Estate Management and Development	8.43% (S + CSA + 3.00%)	4/24/2028	6,860,000	6,853,057	6,789,959	1.5%
RealTruck Group, Inc.	Auto Components	10.32% (S + 5.00%)	1/31/2028	2,000,000	1,950,000	1,960,000	0.4%
RealTruck Group, Inc.(6)	Auto Components	9.18% (S + CSA + 3.75%)	1/20/2028	6,927,387	6,922,775	6,643,468	1.5%
Red Planet Borrower, LLC(6)	Internet Software and Services	9.17% (S + CSA + 3.75%)	10/2/2028	7,840,000	7,812,673	7,512,327	1.7%
Redstone Holdco 2 LP(6)(7)	IT Services	10.18% (S + CSA + 4.75%)	4/14/2028	4,892,258	4,866,920	4,215,512	0.9%
Refresco(4)(6)	Food Products	9.61% (S + 4.25%)	7/12/2029	4,962,500	4,936,727	4,971,805	1.1%
Renaissance Holding Corp.(6)	Software	10.07% (S + 4.75%)	7/31/2025	7,747,146	7,555,539	7,698,726	1.7%
Rocket Software, Inc.(6)	Software	9.68% (S + CSA + 4.25%)	11/28/2025	4,894,850	4,879,634	4,894,874	1.1%
Rocket Software, Inc.(6)	Software	9.68% (S + CSA + 4.25%)	11/20/2025	3,463,731	3,374,746	3,466,986	0.8%

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of September 30, 2023 — (Continued)
(Unaudited)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Rohm Holding GMBH (4)(6) (7)	Chemicals	10.88% (S + CSA + 5.00%)	7/31/2026	8,776,615	8,767,878	8,260,989	1.8%
Roper Industrial Products Investment Co.(6)	Industrial Conglomerates	9.89% (S + 4.50%)	11/22/2029	3,980,000	3,850,438	3,993,512	0.9%
Runner Buyer Inc.(7)	Household Durables	11.04% (S + CSA + 5.50%)	10/20/2028	4,925,000	4,887,727	3,919,487	0.9%
Sabert Corporation(7)	Containers and Packaging	9.93% (S + CSA + 4.50%)	11/26/2026	1,772,784	1,777,864	1,779,432	0.4%
Shearer’s Foods, LLC(6)	Food Products	8.93% (S + CSA + 3.50%)	9/23/2027	1,661,243	1,653,871	1,661,592	0.4%
Simon & Schuster, Inc.(6)	Media	9.33% (S + 4.00%)	9/19/2030	2,000,000	1,980,000	1,990,000	0.4%
Sophia, L.P.(6)	Software	9.57% (S + 4.25%)	10/7/2027	1,975,000	1,959,353	1,971,297	0.4%
Sovos Compliance, LLC(7)	Software	9.93% (S + CSA + 4.50%)	7/28/2028	3,932,945	3,927,915	3,877,314	0.9%
Specialty Building Products Holdings, LLC(6)(7)	Building Products	9.17% (S + CSA + 3.75%)	10/5/2028	9,850,000	9,838,098	9,760,316	2.2%
Summer BC Holdco B LLC(4)(7)	Media	10.15% (S + CSA + 4.50%)	12/4/2026	4,900,000	4,902,921	4,757,582	1.1%
Talen Energy Supply, LLC(4)(6)	Independent Power and Renewable Electricity Producers	9.88% (S + 4.50%)	5/17/2030	2,204,000	2,140,023	2,216,860	0.5%
Talen Energy Supply, LLC(4)(6)	Independent Power and Renewable Electricity Producers	9.88% (S + 4.50%)	5/17/2030	1,790,476	1,738,497	1,800,924	0.4%
Tank Holding Corp.	Containers and Packaging	11.17% (S + CSA + 5.75%)	3/31/2028	2,493,687	2,426,546	2,425,509	0.5%
Tank Holding Corp.	Containers and Packaging	11.42% (S + CSA + 6.00%)	3/31/2028	2,089,500	2,048,373	2,009,172	0.4%
Tecta America Corp.(6)(7)	Construction and Engineering	9.43% (S + CSA + 4.00%)	4/6/2028	8,519,722	8,506,315	8,515,164	1.9%
The Edelman Financial Center, LLC(6)	Diversified Financial Services	8.93% (S + CSA + 3.50%)	4/7/2028	7,800,071	7,732,515	7,730,846	1.7%
Thryv, Inc.(4)(6)	Professional Services	13.93% (S + CSA + 8.50%)	2/18/2026	5,334,576	5,341,392	5,352,900	1.2%
Titan US Finco, LLC(4)(7)	Media	9.65% (S + CSA + 4.00%)	10/6/2028	5,910,000	5,900,025	5,813,963	1.3%
Tosca Services, LLC(6)	Containers and Packaging	9.13% (S + CSA + 3.50%)	8/18/2027	6,846,793	6,801,733	5,668,152	1.3%
U.S. Renal Care, Inc.(6)(7)	Healthcare Providers and Services	10.54% (S + CSA + 5.00%)	6/20/2028	7,856,638	7,765,449	5,263,947	1.2%
UKG Inc.(6)	Software	10.02% (S + CSA + 4.50%)	5/4/2026	4,987,500	4,872,209	5,009,320	1.1%
US Radiology Specialists, Inc.(6)	Healthcare Providers and Services	10.74% (S + CSA + 5.25%)	12/10/2027	8,813,025	8,733,003	8,570,667	1.9%
Veracode(6)	Software	9.97% (S + CSA + 4.50%)	4/20/2029	8,712,000	8,675,678	8,408,866	1.9%
VeriFone Systems, Inc.(6)	Commercial Services and Supplies	9.65% (S + 4.00%)	8/20/2025	2,923,274	2,901,744	2,704,481	0.6%
Verscend Holding Corp.(6)	Healthcare Technology	9.43% (S + CSA + 4.00%)	8/27/2025	6,017,813	6,008,212	6,026,960	1.3%
Vision Solutions, Inc.(6)	IT Services	9.61% (S + CSA + 4.00%)	4/24/2028	9,800,000	9,778,504	9,523,346	2.1%
Vocus Group DD T/L(4)(6)	Diversified Telecommunication Services	9.17% (S + CSA + 3.50%)	5/26/2028	1,980,000	1,962,308	1,968,249	0.4%
WarHorse Gaming, LLC	Hotels, Restaurants and Leisure	14.67% (S + CSA + 9.25%)	6/28/2028	5,000,000	4,802,626	4,987,500	1.1%
WaterBridge Midstream Operating, LLC(6)	Energy Equipment and Services	11.36% (S + CSA + 5.75%)	6/22/2026	8,161,536	8,071,309	8,183,246	1.8%
Watlow Electric Manufacturing Company(6)	Electrical Equipment	9.38% (S + CSA + 3.75%)	3/2/2028	3,256,856	3,238,244	3,239,351	0.7%
White Cap Buyer LLC(6)	Building Products	9.07% (S + 3.75%)	10/8/2027	2,918,063	2,899,740	2,916,064	0.7%
Wilsonart LLC(6)	Building Products	8.74% (S + CSA + 3.25%)	12/18/2026	5,368,325	5,325,032	5,361,614	1.2%
Total First Lien Senior Secured				960,049,599	$949,869,794	$911,347,313	203.9%

Second Lien Senior Secured(2)
American Rock Salt Company LLC	Metals and Mining	12.68% (S + CSA + 7.25%)	6/4/2029	2,750,000	2,771,464	2,461,250	0.7%
ARC Falcon I Inc.(6)	Chemicals	12.42% (S + CSA + 7.00%)	9/24/2029	2,000,000	1,984,312	1,812,500	0.4%
Artera Services, LLC(6)	Construction and Engineering	12.74% (S + CSA + 7.25%)	3/6/2026	9,060,000	8,467,526	6,681,750	1.5%
Aruba Investments, Inc.(6)	Chemicals	13.17% (S + CSA + 7.75%)	10/27/2028	2,350,000	2,321,870	2,220,750	0.5%
Asurion, LLC(6)	Insurance	10.68% (S + CSA + 5.25%)	1/19/2029	6,000,000	5,969,678	5,344,260	1.2%
Barracuda Networks, Inc.	Software	12.37% (S + 7.00%)	8/15/2030	3,000,000	2,918,497	2,696,250	0.6%

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of September 30, 2023 — (Continued)
(Unaudited)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
DCert Buyer, Inc.(6)	IT Services	12.32% (S + 7.00%)	2/19/2029	1,500,000	1,498,316	1,407,503	0.3%
Delta Topco, Inc.	IT Services	12.57% (S + 7.25%)	12/1/2028	3,435,617	3,466,950	3,289,604	0.7%
Energy Acquisition LP	Electrical Equipment	14.02% (S + CSA + 8.50%)	6/25/2026	2,812,400	2,741,660	2,285,075	0.5%
Epicor Software Corporation(6)	Software	13.17% (S + CSA + 7.75%)	7/31/2028	3,000,000	3,034,583	3,019,920	0.7%
Gainwell Acquisition Corp.	Healthcare Providers and Services	13.37% (S + CSA + 8.00%)	10/2/2028	3,000,000	2,958,750	2,955,000	0.7%
Help/Systems Holdings, Inc.	Software	12.35% (S + CSA + 6.75%)	11/19/2027	3,656,217	3,660,723	3,176,338	0.7%
Idera, Inc.	IT Services	12.27% (S + 6.75%)	2/5/2029	5,000,000	5,024,976	4,750,000	1.1%
Infinite Bidco, LLC(6)	Electronic Equipment, Instruments and Components	12.43% (S + 7.00%)	2/24/2029	2,729,999	2,726,413	2,406,944	0.5%
Ivanti Software, Inc.	Software	12.78% (L + 7.25%)	12/1/2028	3,000,000	3,010,153	2,172,510	0.5%
Magenta Buyer LLC	Software	13.88% (S + CSA + 8.25%)	7/27/2029	5,000,000	4,991,759	2,412,500	0.5%
Paradigm Outcomes	Healthcare Providers and Services	13.02% (S + 7.50%)	10/26/2026	1,500,000	1,483,243	1,410,000	0.3%
Peraton Corp.	Aerospace and Defense	13.23% (S + CSA + 7.75%)	2/26/2029	2,898,876	2,951,256	2,845,740	0.6%
Pretium PKG Holdings, Inc.(6)	Containers and Packaging	12.24% (S + CSA + 6.75%)	9/30/2029	2,000,000	1,983,905	641,430	0.1%
Quest Software US Holdings Inc.	Software	13.02% (S + CSA + 7.50%)	2/1/2030	3,000,000	2,961,958	2,073,750	0.5%
Vision Solutions, Inc.	IT Services	12.86% (S + CSA + 7.25%)	4/23/2029	3,500,000	3,505,695	3,170,318	0.7%
Total Second Lien Senior Secured				71,193,109	70,433,687	59,233,392	13.3%

Corporate Bonds
KOBE US Midco 2 Inc	Chemicals	9.25%	11/1/2026	1,900,000	1,887,129	1,396,500	0.3%
Total Corporate Bonds				1,900,000	1,887,129	1,396,500	0.3%

Total Debt Investments				$1,033,142,708	$1,022,190,610	$971,977,205	217.5%

CLO Mezzanine(2)
522 Funding CLO 2020-6, Ltd.(4)	Structured Note	13.65% (S + CSA + 8.04%)	10/23/2034	2,800,000	2,728,794	2,376,598	0.6%
Carlyle US CLO 2020-2, Ltd(4)	Structured Note	14.14% (S + CSA + 8.53%)	1/25/2035	4,000,000	3,896,543	3,369,706	0.8%
Elmwood CLO III Ltd.(4)	Structured Note	13.33% (S + CSA + 7.74%)	10/20/2034	2,000,000	1,931,807	1,893,272	0.4%
GoldenTree Loan Management US 2020-7A(4)	Structured Note	13.34% (S + CSA + 7.75%)	4/20/2034	2,000,000	1,902,269	1,811,891	0.4%
GoldenTree Loan Management US 2021-10A(4)	Structured Note	13.38% (S + CSA + 7.79%)	7/20/2034	1,250,000	1,218,757	1,069,227	0.2%
GoldenTree Loan Management US 2021-9A(4)	Structured Note	12.34% (S + CSA + 6.75%)	1/20/2033	2,000,000	1,904,452	1,790,721	0.4%
Thayer Park CLO, Ltd.(4)	Structured Note	14.46% (S + CSA + 8.87%)	4/20/2034	1,300,000	1,264,983	1,072,340	0.2%
Total CLO Mezzanine				15,350,000	14,847,605	13,383,755	3.0%

CLO Equity
Ares CLO Ltd 2021-62A(4)	Structured Subordinated Note	NA	1/25/2034	5,000,000	4,024,221	3,203,129	0.6%
Babson CLO 2018-4A, Ltd.(4)	Structured Subordinated Note	NA	10/15/2030	4,000,000	1,750,699	1,386,000	0.3%
Dryden 86 CLO, Ltd.(4)	Structured Subordinated Note	NA	7/17/2030	6,000,000	4,224,002	3,275,495	0.7%
HPS Loan Management 12-2018, Ltd.(4)	Structured Subordinated Note	NA	7/18/2031	7,500,000	4,037,516	3,551,129	0.8%
Long Point Park CLO, Ltd.(4)	Structured Subordinated Note	NA	1/17/2030	6,358,000	3,343,710	2,092,713	0.5%
Regatta XII Funding Ltd.(4)	Structured Subordinated Note	NA	10/15/2032	6,000,000	4,259,871	3,384,000	0.8%
Signal Peak CLO, LLC(4)	Structured Subordinated Note	NA	10/26/2034	5,000,000	2,294,123	1,739,240	0.4%
Stratus CLO Series 2021-1A(4)	Structured Subordinated Note	NA	12/29/2029	2,000,000	1,379,154	1,179,627	0.3%
Total CLO Equity				41,858,000	25,313,296	19,811,333	4.4%

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of September 30, 2023 — (Continued)
(Unaudited)

	Number of Shares	Cost	Fair Value	Percentage of Net Assets
Equity Investments
Total Equity Investments	—	—	—	0.0%
Total Equity and Other Investments	$57,208,000	$40,160,901	$33,195,088	7.4%

Short-Term Investments
Fidelity Investments Money Market Government Portfolio – Institutional Class, 5.27%(6)(7)(8)	99,540,294	99,540,294	99,540,294	22.3%
Total Short-Term Investments	99,540,294	$99,540,294	$99,540,294	22.3%

Total Investments		$1,161,891,805	$1,104,712,587	247.2%
Liabilities in Excess of Other Assets			(657,852,993)	(147.2)%
Net Assets			$446,859,594	100.0%

____________

(1)      The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(2)      Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR), SOFR + Credit Spread Adjustment (S+CSA), where the Credit Spread Adjustment is a defined additional spread amount based on the tenor of SOFR the borrower selects, or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. For the holdings as of September 30, 2023 that have S+CSA as the base rate, the CSA is 10bp for 1M SOFR, 15bp for 3M SOFR, and 25bp for 6M SOFR. For the avoidance of doubt, loan floors apply to S+CSA, not S.

(3)      As of September 30, 2023, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.

(4)      Non-qualifying investment as defined by Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2023, 12.9% of the Company’s total assets were in non-qualifying investments.

(5)      As of September 30, 2023, the tax cost of the Company’s investments approximates their amortized cost.

(6)      Security or portion thereof held within Palmer Square BDC Funding I, LLC (“PS BDC Funding”) and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Bank of America, N.A. (“BofA N.A.”) (see Note 6 to the consolidated financial statements).

(7)      Security or portion thereof held within Palmer Square BDC Funding II, LLC (“PS BDC Funding II”) and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Wells Fargo Bank, National Association (“WFB”) (see Note 6 to the consolidated financial statements).

(8)      7-day effective yield as of September 30, 2023.

The accompanying notes are an integral part of these consolidated financial statements.

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of December 31, 2022

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Debt Investments
First Lien Senior Secured(2)
AAdvantage Loyalty IP Ltd.(4)(7)	Insurance	8.99% (L + 4.75%)	4/20/2028	$3,750,000	$3,716,805	$3,740,039	0.9%
AccentCare, Inc.(7)	Healthcare Providers and Services	8.73% (L + 4.00%)	6/22/2026	5,970,140	5,971,668	4,059,695	1.1%
Acrisure, LLC(7)	Insurance	7.88% (L + 3.50%)	2/12/2027	5,842,349	5,829,939	5,496,511	1.5%
Acrisure, LLC(7)	Insurance	8.63% (L + 4.25%)	2/15/2027	4,999,500	4,968,962	4,851,590	1.3%
AI Aqua Merger Sub, Inc.,(7)(8)	Food Products	7.97% (S + 3.75%)	6/16/2028	7,661,500	7,664,792	7,235,329	2.0%
Aimbridge Acquisition Co., Inc.(7)	Hotels, Restaurants and Leisure	8.13% (L + 3.75%)	2/2/2026	4,936,225	4,848,346	4,508,945	1.2%
Alliant Holdings Intermediate LLC(7)	Insurance	7.85% (L + 3.50%)	11/5/2027	5,925,000	5,919,495	5,799,094	1.6%
Allied Universal Holdco LLC(7)	Professional Services	8.17% (S + CSA + 3.75%)	4/7/2028	6,912,500	6,907,152	6,580,735	1.8%
Amentum Government Services Holdings LLC(7)	Aerospace and Defense	8.76% (S + 4.00%)	2/15/2029	5,970,000	5,944,146	5,831,944	1.6%
American Rock Salt Company LLC(7)	Metals and Mining	8.38% (L + 4.00%)	6/9/2028	5,914,950	5,906,545	5,582,234	1.5%
Amynta Agency Borrower, Inc.(7)	Insurance	8.88% (L + 4.50%)	2/28/2025	8,837,032	8,726,822	8,395,181	2.3%
AP Gaming I, LLC(4)(5)(7)	Hotels, Restaurants and Leisure	8.73% (S + CSA + 4.00%)	2/15/2029	8,689,362	8,574,269	8,254,894	2.3%
Aptean Inc(7)(8)	Software	8.98% (L + 4.25%)	4/23/2026	7,804,752	7,806,146	7,492,562	2.1%
AQA Acquisition Holding, Inc.(5)(7)	Software	8.98% (L + 4.25%)	11/19/2027	8,431,026	8,314,473	8,107,865	2.2%
ARC Falcon I Inc.(7)	Chemicals	8.13% (L + 3.75%)	8/31/2028	4,319,427	4,298,413	3,740,771	1.0%
Aruba Investments Holdings, LLC(7)	Chemicals	8.14% (L + 4.00%)	10/28/2027	2,463,819	2,437,480	2,400,178	0.7%
Ascend Learning, LLC(7)	Professional Services	7.88% (L + 3.50%)	11/18/2028	7,425,000	7,392,488	7,038,789	1.9%
AssuredPartners, Inc.(7)	Insurance	7.88% (L + 3.50%)	2/12/2027	4,416,472	4,421,141	4,288,394	1.2%
AssuredPartners, Inc.(7)	Insurance	7.82% (S + 3.50%)	2/12/2027	1,985,000	1,973,934	1,932,398	0.5%
Athletico Management, LLC(7)	Healthcare Providers and Services	8.98% (S + CSA + 4.25%)	2/2/2029	7,188,875	7,157,111	5,890,384	1.6%
Autokiniton US Holdings, Inc.(7)(8)	Auto Components	8.79% (L + 4.50%)	3/27/2028	8,134,273	8,142,050	7,895,370	2.2%
Aveanna Healthcare LLC(4)(5)(7)	Healthcare Providers and Services	8.14% (L + 3.75%)	6/30/2028	5,149,341	5,111,181	3,988,165	1.1%
Barracuda Networks, Inc.(7)	Software	8.59% (S + 4.50%)	4/13/2029	7,500,000	7,285,329	7,245,825	2.0%
BBB Industries(8)	Auto Components	9.67% (S + CSA + 5.25%)	6/29/2029	4,000,000	3,616,539	3,650,000	1.0%
BCP Renaissance Parent LLC(7)	Oil, Gas and Consumable Fuels	7.82% (S + 3.50%)	10/30/2026	7,569,511	7,554,173	7,511,377	2.1%
Belfor Holdings, Inc.(5)(7)	Commercial Services and Supplies	8.38% (L + 3.75%)	3/31/2026	1,994,832	1,989,845	1,984,858	0.5%
Castle US Holding Corporation(7)(8)	Professional Services	8.38% (L + 4.00%)	1/29/2027	6,037,233	5,981,767	3,758,177	1.0%
Castle US Holding Corporation(8)	Professional Services	8.13% (L + 3.75%)	1/29/2027	1,974,737	1,966,699	1,230,508	0.3%
CCI Buyer, Inc.(7)(8)	Wireless Telecommunication Services	8.58% (S + 4.00%)	12/17/2027	6,795,280	6,789,067	6,509,879	1.8%
CCS-CMGC Holdings, Inc.(7)	Healthcare Providers and Services	9.91% (L + 5.50%)	10/1/2025	5,355,711	5,303,965	4,263,360	1.2%
CDK Global(7)	Software	9.08% (S + 4.50%)	7/6/2029	4,000,000	3,883,280	3,970,680	1.1%
Congruex Group LLC(8)	Construction and Engineering	9.99% (S + CSA + 5.75%)	4/28/2029	6,218,750	6,073,258	6,063,281	1.7%
Connectwise LLC(7)	IT Services	7.88% (L + 3.50%)	9/29/2028	7,920,000	7,908,488	7,543,800	2.1%
Consolidated Communications, Inc.(4)(7)	Diversified Telecommunication Services	7.88% (L + 3.50%)	10/2/2027	1,428,009	1,412,497	1,265,573	0.3%
ConvergeOne Holdings Corp.(7)(8)	IT Services	9.38% (L + 5.00%)	1/4/2026	9,839,102	9,682,304	5,765,959	1.6%
Corelogic, Inc.(7)	Internet Software and Services	7.94% (L + 3.50%)	4/14/2028	7,900,000	7,893,718	6,618,739	1.8%
CP Atlas Buyer, Inc(7)	Building Products	7.88% (L + 3.50%)	11/23/2027	6,894,514	6,800,708	6,064,484	1.7%

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of December 31, 2022 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Creation Technologies, Inc.(4)(8)	Electronic Equipment, Instruments and Components	9.25% (L + 5.50%)	9/14/2028	4,975,000	4,911,130	4,004,875	1.1%
Curia Global, Inc.(7)	Healthcare Providers and Services	8.16% (L + 3.75%)	8/30/2026	4,850,056	4,836,404	4,017,980	1.1%
Dave & Buster’s, Inc.(4)(5)(7)	Hotels, Restaurants and Leisure	9.44% (S + CSA + 5.00%)	6/22/2029	5,000,000	4,981,250	4,982,825	1.4%
DCert Buyer, Inc.(7)	IT Services	8.70% (S + 4.00%)	10/16/2026	7,835,452	7,835,021	7,586,402	2.1%
Deerfield Dakota Holding, LLC(7)	Diversified Financial Services	8.07% (S + 3.75%)	2/25/2027	4,875,000	4,824,100	4,564,999	1.3%
Delta Topco, Inc.(7)	IT Services	8.15% (S + 3.75%)	10/29/2027	6,902,406	6,897,810	6,398,530	1.8%
Digi International Inc.(4)(8)	Technology Hardware, Storage and Peripherals	9.38% (L + 5.00%)	12/22/2028	4,386,161	4,308,443	4,353,265	1.2%
DIRECTV Financing, LLC(7)	Media	9.38% (L + 5.00%)	8/2/2027	5,325,000	5,287,772	5,195,762	1.4%
Dotdash Meredith, Inc.(7)	Media	8.22% (S + CSA + 4.00%)	11/23/2028	9,900,000	9,856,743	8,563,500	2.4%
EAB Global, Inc.(7)	Professional Services	7.88% (L + 3.50%)	6/28/2028	1,791,912	1,784,394	1,728,237	0.5%
ECI Software Solutions, Inc.(7)	Software	8.48% (L + 3.75%)	9/30/2027	6,864,925	6,841,429	6,607,490	1.8%
ECL Entertainment, LLC(8)	Hotels, Restaurants and Leisure	11.88% (L + 7.50%)	3/31/2028	1,970,000	2,006,853	1,968,365	0.5%
EFS Cogen Holdings I, LLC(7)(8)	Independent Power and Renewable Electricity Producers	8.23% (L + 3.50%)	10/29/2027	7,680,240	7,686,971	7,404,558	2.0%
Endurance International Group, Inc., The(7)	Professional Services	7.72% (L + 3.50%)	2/10/2028	4,686,175	4,620,144	4,229,273	1.2%
Ensemble RCM, LLC(7)	Healthcare Technology	7.94% (S + CSA + 3.75%)	7/24/2026	5,689,474	5,618,296	5,636,135	1.6%
Fertitta Entertainment, LLC(7)	Hotels, Restaurants and Leisure	8.32% (S + 4.00%)	1/29/2029	7,443,750	7,415,307	7,092,070	2.0%
Filtration Group Corporation(7)	Industrial Conglomerates	7.88% (L + 3.50%)	10/20/2028	3,950,000	3,941,824	3,887,452	1.1%
Flexera Software LLC(7)(8)	Software	8.14% (L + 3.75%)	1/26/2028	8,837,266	8,817,772	8,503,129	2.3%
Garda World Security Corporation(4)(5)(7)	Diversified Consumer Services	8.53% (S + 4.25%)	2/12/2029	7,000,000	6,772,500	6,755,000	1.9%
Getty Images, Inc.(5)(7)(8)	Media	8.94% (L + 4.50%)	2/13/2026	8,356,730	8,358,691	8,351,507	2.3%
GIP III Stetson I, LP(7)	Energy Equipment and Services	8.63% (L + 4.25%)	7/19/2025	1,855,663	1,804,227	1,822,614	0.5%
Global Medical Response, Inc.(7)	Healthcare Providers and Services	8.42% (L + 4.25%)	9/24/2025	9,095,838	9,053,579	6,429,666	1.8%
Grab Holdings Inc(4)(7)	IT Services	8.89% (L + 4.50%)	2/27/2026	4,903,031	4,942,597	4,854,001	1.3%
Great Outdoors Group, LLC(7)	Specialty Retail	8.13% (L + 3.75%)	3/6/2028	7,007,670	6,979,386	6,749,262	1.9%
Grinding Media Inc.(8)	Metals and Mining	7.93% (L + 4.00%)	9/21/2028	4,937,500	4,916,856	4,616,563	1.3%
HAH Group Holding Company LLC(5)(7)	Healthcare Providers and Services	9.43% (S + CSA + 5.00%)	10/22/2027	710,949	693,320	679,845	0.2%
HAH Group Holding Company LLC(5)(7)	Healthcare Providers and Services	9.43% (S + CSA + 5.00%)	10/20/2027	5,618,604	5,479,223	5,372,790	1.5%
Hamilton Projects Acquiror, LLC(7)(8)	Independent Power and Renewable Electricity Producers	8.17% (L + 4.50%)	6/11/2027	8,721,780	8,681,952	8,596,404	2.4%
Help/Systems Holdings, Inc.(7)	Software	8.19% (S + CSA + 4.00%)	11/19/2026	6,849,306	6,812,195	6,193,485	1.7%
Hyland Software, Inc.(7)	Software	7.88% (L + 3.50%)	7/1/2024	4,905,349	4,904,261	4,849,551	1.3%
Idera, Inc.(7)	IT Services	7.5% (L + 3.75%)	3/2/2028	9,799,449	9,760,546	9,266,604	2.5%
IMA Financial Group, Inc.(8)	Insurance	7.88% (L + 3.50%)	10/16/2028	4,950,000	4,928,624	4,801,525	1.3%
Ineos US Finance LLC(4)(5)(7)	Chemicals	8.17% (S + CSA + 3.75%)	11/8/2027	4,077,252	3,934,548	4,021,189	1.1%
Infinite Bidco LLC(7)	Electronic Equipment, Instruments and Components	7.98% (L + 3.25%)	3/2/2028	6,409,925	6,364,641	6,169,552	1.7%
Inmar, Inc.(7)(8)	Professional Services	8.47% (L + 4.00%)	5/1/2024	7,842,418	7,822,586	7,158,167	2.0%
Ivanti Software, Inc.(7)	Software	8.73% (L + 4.00%)	12/1/2027	982,500	980,602	778,022	0.2%

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of December 31, 2022 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Ivanti Software, Inc.(7)	Software	9.01% (L + 4.25%)	12/1/2027	6,922,688	6,877,857	5,512,917	1.5%
Jack Ohio Finance LLC(8)	Hotels, Restaurants and Leisure	9.13% (L + 4.75%)	10/31/2028	4,948,645	4,950,641	4,862,044	1.3%
Kestrel Acquisition, LLC(7)	Independent Power and Renewable Electricity Producers	8.64% (L + 4.25%)	5/2/2025	6,832,098	6,333,128	6,657,025	1.8%
Kleopatra Finco S.a.r.l(4)(7)	Containers and Packaging	8.26% (S + CSA + 4.75%)	2/4/2026	1,965,000	1,959,187	1,753,763	0.5%
LBM Acquisition LLC(7)(8)	Building Products	7.12% (L + 3.75%)	12/31/2027	7,391,911	7,318,369	6,441,385	1.8%
Life Time, Inc.(4)(7)	Hotels, Restaurants and Leisure	9.48% (L + 4.75%)	12/10/2024	7,582,556	7,575,249	7,555,335	2.1%
Lifescan Global Corporation(7)	Healthcare Equipment and Supplies	9.74% (L + 6.00%)	10/1/2024	6,146,918	6,121,209	4,471,883	1.2%
Lightstone Holdco LLC(7)	Independent Power and Renewable Electricity Producers	10.07% (S + 5.75%)	2/1/2027	4,795,064	4,322,409	4,411,459	1.2%
Lightstone Holdco LLC(7)	Independent Power and Renewable Electricity Producers	10.07% (S + 5.75%)	2/1/2027	271,204	244,463	249,508	0.1%
LogMeIn, Inc.(7)	IT Services	9.14% (L + 4.75%)	8/31/2027	9,844,496	9,742,894	6,379,233	1.8%
LSF9 Atlantis Holdings, LLC(7)	Specialty Retail	11.83% (S + 7.25%)	3/29/2029	6,912,500	6,654,959	6,734,503	1.9%
Magenta Buyer LLC(7)	Software	9.17% (L + 4.75%)	7/27/2028	5,445,000	5,401,766	4,687,818	1.3%
Mariner Wealth Advisors, LLC(5)(8)	Diversified Financial Services	9.04% (S + CSA + 4.25%)	8/18/2028	3,000,000	2,865,000	2,891,250	0.8%
Maxar Technologies, Inc.(4)(5)(7)	Aerospace and Defense	8.67% (S + CSA + 4.25%)	6/14/2029	3,888,979	3,888,979	3,890,709	1.1%
Medical Solutions L.L.C.(8)	Healthcare Providers and Services	7.88% (L + 3.50%)	10/6/2028	4,966,304	4,945,113	4,665,744	1.3%
Michael Baker International, LLC(8)	Construction and Engineering	9.38% (L + 5.00%)	11/2/2028	6,187,500	6,132,616	6,001,875	1.7%
Micro Holding Corp.(7)	IT Services	8.13% (L + 3.75%)	9/13/2024	9,861,126	9,824,488	9,604,046	2.6%
Midwest Veterinary Partners, LLC(7)	Healthcare Providers and Services	8.38% (L + 4.00%)	4/27/2028	8,882,538	8,806,026	8,038,697	2.2%
Milano Acquisition Corporation(5)(7)	Healthcare Providers and Services	8.73% (L + 4.00%)	10/1/2027	8,878,393	8,719,701	8,356,788	2.3%
Minotaur Acquisition Inc.(7)(8)	Diversified Financial Services	9.17% (S + CSA + 5.00%)	3/27/2026	11,944,106	12,017,475	11,356,411	3.1%
Mitchell International Inc.(7)	Professional Services	8.41% (L + 3.75%)	10/16/2028	9,925,000	9,862,344	9,175,514	2.5%
MLN US HoldCo LLC(7)	Diversified Telecommunication Services	8.25% (L + 4.50%)	12/31/2025	4,056,188	3,997,358	1,429,806	0.4%
MoneyGram International, Inc.(4)(7)	Diversified Consumer Services	8.88% (L + 4.50%)	7/21/2026	9,895,833	9,876,860	9,891,182	2.7%
NAPA Management Services Corporation(7)	Healthcare Providers and Services	9.67% (S + CSA + 5.25%)	2/23/2029	7,940,000	7,874,026	6,538,114	1.8%
National Mentor Holdings, Inc.(7)	Healthcare Providers and Services	8.33% (L + 3.75%)	2/18/2028	9,134,164	9,111,508	6,434,516	1.8%
National Mentor Holdings, Inc.(7)	Healthcare Providers and Services	8.48% (L + 3.75%)	2/18/2028	291,993	291,242	205,693	0.1%
Navicure, Inc.(7)	Healthcare Technology	8.38% (L + 4.00%)	10/22/2026	4,625,815	4,627,579	4,556,428	1.3%
NorthStar Group Services, Inc.(7)(8)	Commercial Services and Supplies	9.94% (S + CSA + 5.50%)	11/9/2026	8,649,114	8,620,554	8,526,599	2.3%
NSM Top Holdings Corp.(7)	Healthcare Equipment and Supplies	9.67% (S + CSA + 5.25%)	11/12/2026	4,936,387	4,916,697	4,450,967	1.2%
OneDigital Borrower LLC(7)	Insurance	8.49% (S + CSA + 4.25%)	11/16/2027	9,871,228	9,770,988	9,352,989	2.6%
Orchid Merger Sub II, LLC(4)(7)	Software	9.58% (S + CSA + 4.75%)	5/12/2027	4,331,250	4,127,214	3,789,844	1.0%
Padagis, LLC(7)	Pharmaceuticals	8.49% (L + 4.75%)	7/31/2028	6,588,235	6,553,975	5,874,532	1.6%
PECF USS Intermediate Holding III Corporation(8)	Professional Services	8.63% (L + 4.25%)	11/6/2028	4,950,000	4,940,828	4,145,972	1.1%
Peraton Corp.(7)(8)	Aerospace and Defense	8.13% (L + 3.75%)	2/1/2028	10,644,693	10,616,273	10,414,075	2.9%
PetVet Care Centers, LLC(7)	Healthcare Providers and Services	7.88% (L + 3.50%)	2/14/2025	6,867,196	6,857,497	6,475,079	1.8%
PMHC II Inc.(7)	Chemicals	8.49% (S + CSA + 4.25%)	2/2/2029	6,588,488	6,532,502	5,601,927	1.5%
PQ Performance Chemicals(7)	Chemicals	7.39% (L + 3.25%)	4/28/2028	4,950,000	4,947,652	4,830,383	1.3%

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of December 31, 2022 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Prairie ECI Acquiror LP(7)	Oil, Gas and Consumable Fuels	9.13% (L + 4.75%)	3/11/2026	7,182,326	7,013,472	7,000,757	1.9%
Pretium PKG Holdings, Inc.(7)(8)	Containers and Packaging	8.73% (L + 4.00%)	9/22/2028	5,940,000	5,892,087	4,764,741	1.3%
Project Alpha Intermediate Holding, Inc.(5)(7)	Software	8.39% (L + 4.00%)	4/26/2024	8,350,738	8,289,560	8,167,022	2.2%
Project Boost Purchaser, LLC(7)	Professional Services	7.88% (L + 3.50%)	6/1/2026	5,910,000	5,899,689	5,714,261	1.6%
Proofpoint, Inc.(5)(7)	IT Services	7.98% (L + 3.25%)	6/9/2028	2,421,385	2,414,428	2,334,276	0.6%
PS Holdco, LLC(8)	Road and Rail	8.63% (L + 4.25%)	10/31/2028	5,433,731	5,411,542	5,060,162	1.4%
PT Intermediate Holdings III, LLC(8)	Machinery	10.23% (L + 5.50%)	11/1/2028	2,296,800	2,287,978	2,227,896	0.6%
PT Intermediate Holdings III, LLC(8)	Machinery	10.23% (L + 5.50%)	11/1/2028	496,250	491,647	481,363	0.1%
PT Intermediate Holdings III, LLC(8)	Machinery	10.23% (L + 5.50%)	11/1/2028	1,520,750	1,507,724	1,475,128	0.4%
PT Intermediate Spider DD T/L (Parts Town)(8)	Machinery	10.23% (L + 5.50%)	11/1/2028	2,118,600	2,118,600	2,055,042	0.6%
Quest Software US Holdings Inc.(7)	Software	8.49% (S + CSA + 4.25%)	2/1/2029	9,476,250	9,385,131	7,353,001	2.0%
Radiology Partners, Inc.(7)	Healthcare Providers and Services	8.64% (L + 4.25%)	7/9/2025	6,000,000	5,993,919	5,064,390	1.4%
RC Buyer, Inc.(7)	Auto Components	8.23% (L + 3.50%)	7/28/2028	2,073,750	2,069,336	1,946,090	0.5%
RealPage, Inc.(7)	Real Estate Management and Development	7.38% (L + 3.00%)	2/18/2028	6,912,500	6,903,165	6,587,613	1.8%
Red Planet Borrower, LLC(7)	Internet Software and Services	8.13% (L + 3.75%)	10/2/2028	7,900,000	7,866,755	4,984,900	1.4%
Redstone Holdco 2 LP(7)(8)	IT Services	9.11% (L + 4.75%)	4/14/2028	7,900,000	7,852,104	5,507,406	1.5%
Refresco(4)(7)	Food Products	8.52% (S + 4.25%)	12/13/2024	5,000,000	4,958,869	4,850,000	1.3%
Renaissance Holdings Corp.(7)	Software	8.72% (S + 4.50%)	4/1/2027	4,975,000	4,836,940	4,795,900	1.3%
Rocket Software, Inc.(5)(7)	Software	8.63% (L + 4.25%)	11/28/2025	3,490,933	3,377,477	3,364,823	0.9%
Rocket Software, Inc.(7)	Software	8.63% (L + 4.25%)	11/28/2025	4,932,406	4,912,516	4,762,855	1.3%
Rodan & Fields, LLC(7)	Textiles, Apparel and Luxury Goods	8.32% (L + 4.00%)	6/16/2025	1,714,103	1,561,291	640,063	0.2%
Rohm Holding GMBH(4)(7)(8)	Chemicals	8.37% (L + 4.75%)	7/31/2026	8,845,183	8,830,408	7,418,897	2.0%
RSC Acquisition, Inc.(8)	Insurance	10.23% (S + CSA + 5.50%)	9/30/2026	6,193,331	6,147,556	6,023,015	1.7%
Runner Buyer Inc.(8)	Household Durables	10.23% (L + 5.50%)	10/20/2028	4,962,500	4,919,797	3,523,375	1.0%
Sabert Corporation(8)	Containers and Packaging	8.94% (L + 4.50%)	11/26/2026	2,101,808	2,109,801	2,091,299	0.6%
Shearer’s Foods, LLC(7)	Food Products	7.88% (L + 3.50%)	9/23/2027	1,674,054	1,665,320	1,600,814	0.4%
Sophia, L.P.(7)	Software	8.57% (S + 4.00%)	10/7/2027	1,990,000	1,971,843	1,941,912	0.5%
Sovos Compliance, LLC(8)	Software	8.57% (L + 4.50%)	7/28/2028	3,962,945	3,955,834	3,660,771	1.0%
Specialty Building Products Holdings, LLC(7)(8)	Building Products	7.64% (L + 3.25%)	10/5/2028	9,925,000	9,909,395	8,969,768	2.5%
Summer BC Holdco B LLC(4)(8)	Media	8.17% (L + 4.50%)	12/4/2026	4,937,500	4,942,258	4,595,998	1.3%
Surgery Center Holdings, Inc.(4)(7)	Healthcare Providers and Services	8.05% (L + 3.75%)	9/3/2026	4,217,676	4,201,753	4,175,035	1.1%
Tecta America Corp.(7)(8)	Construction and Engineering	8.69% (S + CSA + 4.25%)	4/6/2028	8,585,091	8,568,674	8,263,150	2.3%
The Edelman Financial Center, LLC(7)	Diversified Financial Services	7.88% (L + 3.50%)	4/7/2028	7,859,918	7,783,213	7,354,919	2.0%
Thryv, Inc.(4)(7)	Professional Services	12.88% (L + 8.50%)	2/18/2026	4,850,226	4,861,233	4,791,636	1.3%
Tidal Power Holdings, LLC(4)(7)	Independent Power and Renewable Electricity Producers	8.48% (L + 3.75%)	4/1/2027	848,961	847,980	846,838	0.2%
Titan US Finco, LLC(4)(8)	Media	7.67% (L + 4.00%)	10/6/2028	5,955,000	5,942,128	5,711,857	1.6%
Tosca Services, LLC(7)	Containers and Packaging	7.94% (S + CSA + 3.50%)	8/18/2027	6,899,596	6,847,551	5,640,420	1.6%
Traverse Midstream Partners LLC(7)	Oil, Gas and Consumable Fuels	8.95% (S + CSA + 4.25%)	9/27/2024	3,162,774	3,153,165	3,160,798	0.9%
Truck Hero, Inc.(7)	Auto Components	8.13% (L + 3.50%)	1/20/2028	6,980,675	6,973,011	6,016,469	1.7%

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of December 31, 2022 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
U.S. Renal Care, Inc.(7)(8)	Healthcare Providers and Services	9.44% (L + 5.00%)	6/26/2026	8,820,648	8,697,196	4,978,153	1.4%
U.S. Renal Care, Inc.(7)	Healthcare Providers and Services	9.94% (L + 5.50%)	6/26/2026	493,750	488,355	278,660	0.1%
U.S. Silica Company(4)(7)	Metals and Mining	8.44% (L + 4.00%)	4/25/2025	7,856,622	7,724,787	7,797,697	2.1%
UKG Inc.(7)	Software	8.13% (L + 3.75%)	4/8/2026	4,365,880	4,352,517	4,217,746	1.2%
United Airlines, Inc.(4)(7)	Airlines	8.11% (L + 3.75%)	4/21/2028	7,887,124	7,944,048	7,809,909	2.1%
US Radiology Specialists, Inc.(7)	Healthcare Providers and Services	8.94% (L + 5.25%)	12/10/2027	8,880,300	8,788,150	8,046,395	2.2%
Veracode(7)	Software	8.94% (S + CSA + 4.75%)	4/20/2029	8,778,000	8,735,737	8,245,878	2.3%
VeriFone Systems, Inc.(7)	Commercial Services and Supplies	8.36% (L + 4.00%)	8/20/2025	2,946,292	2,916,464	2,714,743	0.7%
Verscend Holding Corp.(7)	Healthcare Technology	8.38% (L + 4.00%)	8/27/2025	6,063,985	6,052,127	6,037,455	1.7%
Vision Solutions, Inc.(7)	IT Services	8.36% (L + 4.00%)	4/24/2028	9,875,000	9,848,442	8,203,656	2.3%
WaterBridge Midstream Operating, LLC(7)	Energy Equipment and Services	9.13% (L + 5.75%)	6/22/2026	3,959,079	3,866,350	3,816,176	1.1%
Watlow Electric Manufacturing Company(7)	Electrical Equipment	8.15% (S + CSA + 3.75%)	3/2/2028	3,281,909	3,260,223	3,165,007	0.9%
Wencor Group(7)	Aerospace and Defense	8.42% (S + CSA + 4.25%)	6/19/2026	2,976,923	2,913,743	2,906,221	0.8%
White Cap Buyer LLC(7)(8)	Building Products	8.07% (S + 3.75%)	10/8/2027	6,890,281	6,880,543	6,674,960	1.8%
Wilsonart LLC(7)(8)	Building Products	7.98% (L + 3.25%)	12/18/2026	9,849,375	9,807,312	9,397,535	2.6%
Zelis Cost Management Buyer, Inc.(7)	Healthcare Technology	7.88% (L + 3.50%)	9/30/2026	4,744,302	4,738,488	4,701,319	1.3%
Total First Lien Senior Secured				959,720,843	$951,753,250	$870,880,344	239.6%

Second Lien Senior Secured(2)
American Rock Salt Company LLC	Metals and Mining	11.63% (L + 7.25%)	6/4/2029	2,750,000	2,774,395	2,640,000	0.7%
ARC Falcon I Inc.(7)	Chemicals	11.38% (L + 7.00%)	9/24/2029	2,000,000	1,982,524	1,745,000	0.5%
Artera Services, LLC(7)	Construction and Engineering	11.98% (L + 7.25%)	3/6/2026	7,810,000	7,499,293	4,867,309	1.3%
Aruba Investments, Inc.(7)	Chemicals	12.14% (L + 7.75%)	10/27/2028	2,350,000	2,318,902	2,150,250	0.6%
Asurion, LLC(7)	Insurance	9.63% (L + 5.25%)	1/19/2029	6,000,000	5,965,262	4,699,290	1.3%
Barracuda Networks, Inc.	Software	11.09% (S + 7.00%)	5/17/2030	3,000,000	2,912,610	2,741,250	0.8%
DCert Buyer, Inc.(7)	IT Services	11.7% (L + 7.00%)	2/19/2029	1,500,000	1,497,620	1,375,500	0.4%
Delta Topco, Inc.	IT Services	11.65% (S + 7.25%)	10/6/2028	3,435,617	3,470,139	2,735,610	0.8%
Energy Acquisition LP	Electrical Equipment	12.88% (L + 8.50%)	6/25/2026	2,812,400	2,726,657	2,271,013	0.6%
Epicor Software Corporation(7)	Software	12.13% (L + 7.75%)	7/31/2028	3,000,000	3,044,723	2,968,500	0.8%
Help/Systems Holdings, Inc.	Software	10.94% (S + CSA + 6.75%)	11/19/2027	3,656,217	3,663,047	2,911,263	0.8%
Idera, Inc.	IT Services	10.5% (L + 6.75%)	2/5/2029	5,000,000	5,027,564	4,150,000	1.1%
Infinite Bidco LLC(7)	Electronic Equipment, Instruments and Components	11.73% (L + 7.00%)	2/24/2029	2,729,999	2,725,339	2,525,249	0.7%
Inmar, Inc.(7)	Professional Services	12.38% (L + 8.00%)	5/1/2025	5,000,000	5,004,820	4,675,000	1.3%
Ivanti Software, Inc.	Software	12.01% (L + 7.25%)	12/1/2028	3,000,000	3,011,509	1,755,000	0.5%
Magenta Buyer LLC	Software	12.67% (L + 8.25%)	7/27/2029	5,000,000	4,990,886	3,975,000	1.1%
Paradigm Outcomes	Healthcare Providers and Services	12.05% (S + CSA + 7.50%)	10/26/2026	1,500,000	1,479,565	1,440,000	0.4%
Peraton Corp.	Aerospace and Defense	12.09% (L + 7.75%)	2/26/2029	2,912,425	2,970,059	2,783,551	0.8%
Pretium PKG Holdings, Inc.(7)	Containers and Packaging	11.54% (L + 6.75%)	9/30/2029	2,000,000	1,982,769	1,247,510	0.3%
Quest Software US Holdings Inc.	Software	11.59% (S + 7.50%)	2/1/2030	3,000,000	2,958,821	1,851,255	0.5%
Vision Solutions, Inc.	IT Services	11.61% (L + 7.25%)	4/23/2029	3,500,000	3,506,759	2,610,790	0.7%
Total Second Lien Senior Secured				71,956,658	71,513,263	58,118,340	16.0%

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of December 31, 2022 — (Continued)

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(6)	Fair Value	Percentage of Net Assets
Corporate Bonds
KOBE US Midco 2 Inc	Chemicals	9.25%	11/1/2026	1,900,000	1,884,529	1,332,888	0.4%
Total Corporate Bonds				1,900,000	1,884,529	1,332,888	0.4%

Total Debt Investments				1,033,577,501	$1,025,151,042	$930,331,572	256.0%

CLO Mezzanine(2)
522 Funding CLO 2020-6, Ltd.(4)	Structured Note	12.36% (L + 8.04%)	10/23/2034	2,800,000	2,723,983	2,188,332	0.7%
Barings CLO 2013-IA Class FR(4)	Structured Note	10.99% (L + 6.75%)	1/20/2028	2,000,000	1,935,102	1,788,731	0.5%
Carlyle US CLO 2020-2, Ltd(4)	Structured Note	12.89% (L + 8.53%)	1/25/2035	4,000,000	3,889,711	3,213,525	0.9%
Elmwood CLO III Ltd.(4)	Structured Note	11.98% (L + 7.74%)	10/20/2034	2,000,000	1,927,196	1,600,079	0.4%
GoldenTree Loan Management US 2020-7A(4)	Structured Note	11.99% (L + 7.75%)	4/20/2034	2,000,000	1,895,346	1,532,172	0.4%
GoldenTree Loan Management US 2021-10A(4)	Structured Note	12.03% (L + 7.79%)	7/20/2034	1,250,000	1,216,595	983,411	0.3%
GoldenTree Loan Management US 2021-9A(4)	Structured Note	10.99% (L + 6.75%)	1/20/2033	2,000,000	1,896,778	1,558,971	0.4%
Magnetite CLO, Ltd. 2015-16A(4)	Structured Note	10.69% (L + 6.50%)	1/18/2028	1,000,000	842,116	854,968	0.2%
Thayer Park CLO, Ltd.(4)	Structured Note	13.11% (L + 8.87%)	4/20/2034	1,300,000	1,262,503	1,012,532	0.3%
Total CLO Mezzanine				18,350,000	17,589,330	14,732,721	4.1%

CLO Equity
Ares CLO Ltd 2021-62A(4)	Structured Subordinated Note	NA	1/25/2034	5,000,000	4,225,172	3,679,447	1.0%
Babson CLO 2018-4A, Ltd.(4)	Structured Subordinated Note	NA	10/15/2030	4,000,000	1,856,928	1,637,600	0.5%
Dryden 86 CLO, Ltd.(4)	Structured Subordinated Note	NA	7/17/2030	6,000,000	4,395,442	3,732,464	1.0%
HPS Loan Management 12-2018, Ltd.(4)	Structured Subordinated Note	NA	7/18/2031	7,500,000	4,290,326	3,006,631	0.8%
Long Point Park CLO, Ltd.(4)	Structured Subordinated Note	NA	1/17/2030	6,358,000	3,836,615	2,550,735	0.7%
Regatta XII Funding Ltd.(4)	Structured Subordinated Note	NA	10/15/2032	6,000,000	4,430,480	3,845,111	1.1%
Signal Peak CLO, LLC(4)	Structured Subordinated Note	NA	10/26/2034	5,000,000	2,437,836	2,253,444	0.6%
Stratus CLO Series 2021-1A(4)	Structured Subordinated Note	NA	12/29/2029	2,000,000	1,539,549	1,094,792	0.3%
Total CLO Equity				41,858,000	27,012,348	21,800,224	6.0%

Total Other Investments				60,208,000	$44,601,678	$36,532,945	10.1%

Palmer Square Capital BDC Inc.
Consolidated Schedules of Investments
As of December 31, 2022 — (Continued)

	Number of Shares	Cost	Fair Value	Percentage of Net Assets
Short-Term Investments
Fidelity Investments Money Market Government Portfolio – Institutional Class, 4.10%(9)	50,347,215	50,347,215	50,347,215	13.9%

Total Short-Term Investments	50,347,215	$50,347,215	$50,347,215	13.9%

Total Investments		$1,120,099,935	$1,017,211,732	280.0%
Liabilities in Excess of Other Assets			(653,768,250)	(180.0)%
Net Assets			$363,443,482	100.0%

____________

(1)      The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(2)      Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR), SOFR + Credit Spread Adjustment (S+CSA), where the Credit Spread Adjustment is a defined additional spread amount based on the tenor of SOFR the borrower selects, or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. For the holdings as of December 31, 2022 that have S+CSA as the base rate, the CSA is 10bp for 1M SOFR, 15bp for 3M SOFR, and 25bp for 6M SOFR. For the avoidance of doubt, loan floors apply to S+CSA, not S.

(3)      As of December 31, 2022, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.

(4)      Non-qualifying investment as defined by Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2022, 14.9% of the Company’s total assets were in non-qualifying investments.

(5)      Investments or a portion of investments are unsettled as of December 31, 2022.

(6)      As of December 31, 2022, the tax cost of the Company’s investments approximates their amortized cost.

(7)      Security or portion thereof held within Palmer Square BDC Funding I, LLC (“PS BDC Funding”) and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Bank of America, N.A. (“BofA N.A.”) (see Note 6 to the consolidated financial statements).

(8)      Security or portion thereof held within Palmer Square BDC Funding II, LLC (“PS BDC Funding II”) and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Wells Fargo Bank, National Association (“WFB”) (see Note 6 to the consolidated financial statements).

(9)      7-day effective yield as of December 31, 2022.

The accompanying notes are an integral part of these consolidated financial statements.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 1. Organization

Organization

Palmer Square Capital BDC Inc. (the “Company”) is a financial services company that primarily lends to and invests in corporate debt securities of companies, including small to large private U.S. companies. The Company was organized as a Maryland corporation on August 26, 2019 and is structured as an externally managed, non-diversified closed-end management investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Beginning with its taxable year ending December 31, 2020, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and expects to qualify as a RIC each year thereafter. The Company commenced operations on January 23, 2020. Palmer Square BDC Funding I, LLC (“PS BDC Funding”) was formed on January 21, 2020 and entered into a senior, secured revolving credit facility with Bank of America, N.A. (“BofA N.A.”) Palmer Square BDC Funding II LLC (“PS BDC Funding II”) was formed on September 8, 2020 and entered into a senior, secured credit facility with Wells Fargo, National Association (“WFB”).

The Company’s investment objective is to maximize total return, comprised of current income and capital appreciation. The Company’s current investment focus is guided by two strategies that facilitate its investment opportunities and core competencies: (1) investing in corporate debt securities and, to a lesser extent, (2) investing in collateralized loan obligation (“CLO”) structured credit funds that typically own corporate debt securities, including the equity and junior debt tranches of CLOs. To a limited extent, the Company may enter into derivatives transactions, which may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of the Company’s portfolio positions from changes in currency exchange rates and market interest rates or to earn income and enhance the Company’s total returns. The Company may receive or purchase warrants or rights to acquire equity or other securities in connection with making a debt investment in a company. During the nine months ended September 30, 2023 and September 30, 2022, the Company did not invest in any derivative contracts.

The Company is externally managed by Palmer Square BDC Advisor LLC (the “Investment Advisor”), an investment adviser that is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, pursuant to an investment advisory agreement between the Company and the Investment Advisor (the “Advisory Agreement”). The Investment Advisor, in its capacity as administrator (the “Administrator”), provides the administrative services necessary for the Company to operate pursuant to an administration agreement between the Company and the Administrator (the “Administration Agreement”). The Company’s fiscal year ends on December 31.

The Company has two wholly-owned subsidiaries: PS BDC Funding, a special purpose wholly-owned subsidiary established for utilizing the Company’s revolving credit facility with BofA N.A., and PS BDC Funding II, a special purpose wholly-owned subsidiary established for utilizing the Company’s credit facility with WFB. These subsidiaries are consolidated in the financial statements of the Company.

Note 2. Significant Accounting Policies

The Company is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services-Investment Companies. The Company’s functional currency is U.S. dollars (“USD”) and these consolidated financial statements have been prepared in that currency. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 2. Significant Accounting Policies (cont.)

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Company enters into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these arrangements cannot be known; however, the Company expects any risk of loss to be remote.

Cash and Cash Equivalents

Cash is comprised of cash on deposit with major financial institutions. Cash equivalents consist of highly liquid investments with original maturities of three months or less. The Company places its cash with high credit quality institutions to minimize credit risk exposure.

Debt Issuance Costs

The Company records origination and other expenses related to its debt obligations as deferred financing costs. These expenses are deferred and amortized over the life of the related debt instrument. Debt issuance costs are presented on the consolidated statements of assets and liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the consolidated statements of assets and liabilities as an asset until the debt liability is recorded. As of December 31, 2022, the balance of debt issuance costs was $(0.1) million, representing deferred financing costs of $2.4 million less accrued interest of $2.5 million, included in BoA Credit Facility and WF Credit Facility (each as defined below), net of $641.3 million on the consolidated statements of assets and liabilities. As of September 30, 2023, the balance of debt issuance costs was $(3.3) million, representing deferred financing costs of $1.7 million less accrued interest of $5.0 million, included in BoA Credit Facility and WF Credit Facility, net of $632.5 million on the consolidated statements of assets and liabilities.

Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends.

To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one year period ending October 31 in such calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 2. Significant Accounting Policies (cont.)

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Basis of Consolidation

As provided under ASC 946, the Company will generally not consolidate its investment in a company other than a substantially wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly owned investment company subsidiaries (PS BDC Funding and PS BDC Funding II) in its consolidated financial statements.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis and includes amortization of premiums or accretion of discounts. Discounts and premiums to par value on securities purchased are accreted and amortized, respectively, into interest income over the contractual life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the amortization of premiums or accretion of discounts, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, paydown gains/losses and unamortized discounts are recorded as interest income in the current period.

Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities and money market funds is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Non-Accrual Status

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine not to place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Management reviews all loans that have principal or interest that is 90 days past due, or when there is reasonable doubt as to the collection of principal or interest to determine if a loan will be placed on non-accrual status. When a loan is placed on non-accrual status, the accrued interest and unpaid interest is generally reversed, and any discount (market or original) is no longer accreted to interest income. Interest payments received while a loan is on non-accrual status may be applied to principal or recognized as income, as determined by management’s judgement regarding collectability.

A loan may be taken off non-accrual status if past due payments are made, and if management determines the issuer is likely to remain current on future payments. Management may make exceptions to this policy if the loan has sufficient collateral value or is in the process of collection. Management may also leave a loan on accrual status while actively seeking recovery of past due payment. As of September 30, 2023, the Company had no portfolio investments on non-accrual status.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 2. Significant Accounting Policies (cont.)

Other Income

From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Investment Advisor provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to the Company’s portfolio companies. In addition, the Company may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees and possibly consulting and performance- based fees.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

New Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contracts, hedging relationships, and other transactions, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. In December 2022 the FASB issued Accounting Standards Update 2022-06, Reference Rate Reform (Topic 848) — Deferral of the Sunset Date of Topic 848 which extended the effective period through December 31, 2024.

On July 26, 2023, the SEC adopted amendments intended to enhance and standardize disclosures related to cybersecurity. The amendments require timely disclosure of material cybersecurity incidents and annual disclosures related to cybersecurity risk management, strategy, and governance. The disclosures are effective beginning with annual reports for fiscal years ending on or after December 15, 2023. The Company is currently evaluating the impact of adoption on its consolidated financial statements.

Note 3. Agreements and Related Party Transactions

Administration Agreement

The Company has entered into the Administration Agreement with the Administrator. Pursuant to the Administration Agreement, the Administrator furnishes office facilities and equipment and provides clerical, bookkeeping, compliance, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, required administrative services, which include being responsible for the financial and other records that the Company is required to maintain and preparing reports to stockholders and reports and other materials filed with the SEC. In addition, the Administrator assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports and other materials to stockholders, and generally overseeing the

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 3. Agreements and Related Party Transactions (cont.)

payment of expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the offer to provide such assistance.

Under the Administration Agreement, the Company reimburses the Administrator based upon its allocable portion of the Administrator’s overhead (including rent) in performing its obligations under the Administration Agreement, including the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of its officers (including the Company’s Chief Financial Officer and Chief Compliance Officer), and any of their respective staff who provide services to the Company, operations staff who provide services to the Company, and internal audit staff, if any, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley internal control assessment. In addition, if requested to provide managerial assistance to portfolio companies, the Administrator is reimbursed based on the services provided. The Administration Agreement has an initial term of two years and may be renewed with the approval of the Company’s board of directors (the “Board”). The agreement was renewed during the year for an additional one year period. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that the Administrator outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without any incremental profit to the Administrator.

In addition, the Administrator has, pursuant to a sub-administration agreement, engaged U.S. Bancorp Fund Services, LLC to act on behalf of the Company’s Administrator in the performance of certain other administrative services. The Company has also engaged U.S. Bank, National Association or its affiliates (“US Bank”) directly to serve as custodian, transfer agent, distribution paying agent and registrar.

Investment Advisory Agreement

The Investment Advisor serves as the investment adviser of the Company and is registered as an investment adviser with the SEC. The Investment Advisor’s primary business is to provide a variety of investment management services, including an investment program for the Company. The Investment Advisor is responsible for all business activities and oversight of the investment decisions made for the Company.

In return for providing management services to the Company, the Company pays the Investment Advisor a base management fee, calculated and paid quarterly in arrears at an annual rate of 2.00% of the average value of the weighted average (based on the number of shares outstanding each day in the quarter) of the Company’s total net assets at the end of the two most recently completed calendar quarters. The base management fee for any partial quarter will be pro-rated based on the number of days actually elapsed in that quarter relative to the total number of days in such quarter.

The Investment Advisor, however, has agreed to waive its right to receive management fees in excess of 1.75% of the total net assets during any period prior to the listing of the Company’s common stock on a national securities exchange (a “Listing”). If a Listing does not occur, such fee waiver will remain in place through liquidation of the Company. The Investment Advisor will not be permitted to recoup any waived amounts at any time and the waiver may only be modified or terminated prior to a Listing with the approval of the Board.

Additionally, pursuant to the Advisory Agreement, the Investment Advisor is not entitled to an incentive fee prior to a Listing. Following a Listing, the Investment Advisor will be entitled to an incentive fee (the “Income Incentive Fee”) based on the Company’s pre-incentive fee net investment income for the then most recently completed calendar quarter, as adjusted downward (but not upward) if over the most recently completed and three preceding calendar quarters aggregate net realized losses on the Company’s investments exceed the Company’s aggregate net investment

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 3. Agreements and Related Party Transactions (cont.)

income over the same period, excluding the most recently completed quarter, as described in more detail below. In this regard, if the Company’s net realized losses over the most recently completed and three preceding calendar quarters are greater than the Company’s net investment income over the same period, excluding the most recently completed quarter, then the pre-incentive fee net income used in the calculation of the Income Incentive Fee would be subject to a downward adjustment. The amount of the adjustment would be equal to the amount by which such net realized losses exceed such net investment income. On the other hand, if the Company’s net investment income over the most recently completed and three preceding calendar quarters is equal to or greater than the Company’s net realized losses over the same period, excluding the most recently completed quarter, then no adjustment to pre-incentive fee net investment income would be made. The Income Incentive Fee will be calculated and payable quarterly in arrears commencing with the first calendar quarter following a Listing. The Company will pay the Investment Advisor an Income Incentive Fee with respect to its “adjusted net investment income” in each calendar quarter as follows:

•        no Income Incentive Fee in any calendar quarter in which the Company’s “adjusted net investment income” does not exceed an amount equal to a “hurdle rate” of 1.5% per quarter (6% annualized) of the Company’s total net assets at the end of that quarter (the “Hurdle Amount”);

•        100% of the Company’s “adjusted net investment income” with respect to that portion of such “adjusted net investment income,” if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Catch-Up Amount”) determined on a quarterly basis by multiplying 1.6875% by the Company’s total net asset value for the immediately preceding calendar quarter. The Catch-Up Amount is intended to provide the Investment Advisor with an incentive fee of 12.5% on all of the Company’s “adjusted net investment income” when the Company’s “adjusted net investment income” reaches the Catch-Up Amount in any calendar quarter; and

•        for any calendar quarter in which the Company’s “adjusted net investment income” exceeds the Catch-Up Amount, the Income Incentive Fee shall equal 12.5% of the amount of the Company’s “adjusted net investment income” for the calendar quarter.

“Adjusted net investment income” means the Company’s “pre-incentive fee net investment income” during the then most recently completed calendar quarter minus the difference, if positive, between (i) the Company’s “net realized losses” over the then most recently completed and three preceding calendar quarters (or if shorter, the number of calendar quarters that have occurred since the Listing) and (ii) the Company’s “net investment income” over the three preceding calendar quarters (or if shorter, the number of calendar quarters that have occurred since the Listing). No adjustment (downward or upward) will be made to “pre-incentive fee net investment income” if the difference between clause (i) minus clause (ii) is zero or negative.

“Pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Income Incentive Fee). “Pre-incentive fee net investment income” includes, in the case of investments with a deferred interest feature such as market discount, original issue discount (“OID”), debt instruments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 3. Agreements and Related Party Transactions (cont.)

“Net realized losses” in respect of a particular period means the difference, if positive, between (i) the aggregate realized capital losses on the Company’s investments in such period and (ii) the aggregate realized capital gains on the Company’s investments in such period. “Net investment income” in respect of the particular period means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the particular period, minus operating expenses for the particular period (including the base management fee, the Income Incentive Fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock). “Net investment income” includes, in the case of investments with a deferred interest feature such as market discount, OID, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash.

The Income Incentive Fee amount, or the calculations pertaining thereto, as appropriate, will be pro-rated for any period less than a full calendar quarter.

Note 4. Investments

The following table presents the composition of the Company’s investment portfolio at amortized cost and fair value as of September 30, 2023 and December 31, 2022:

	September 30, 2023		December 31, 2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt	$949,869,794	$911,347,313	$951,753,250	$870,880,344
Second-lien senior secured debt	70,433,687	59,233,392	71,513,263	58,118,340
Corporate Bonds	1,887,129	1,396,500	1,884,529	1,332,888
CLO Mezzanine	14,847,605	13,383,755	17,589,330	14,732,721
CLO Equity	25,313,296	19,811,333	27,012,348	21,800,224
Short-term investments	99,540,294	99,540,294	50,347,215	50,347,215
Total Investments	$1,161,891,805	$1,104,712,587	$1,120,099,935	$1,017,211,732

As of September 30, 2023, approximately 14.4% of the long-term investment portfolio at amortized cost and 14.4% of the long-term investment portfolio measured at fair value, respectively, were invested in non-qualifying assets. As of December 31, 2022, approximately 16.0% of the long-term investment portfolio at amortized cost and 16.3% of the long-term investment portfolio measured at fair value, respectively, were invested in non-qualifying assets. With respect to the Company’s total assets, 12.9% and 14.9% of the Company’s total assets were in non-qualifying assets as defined by Section 55(a) of the 1940 Act as of September 30, 2023 and December 31, 2022, respectively.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 4. Investments (cont.)

The industry composition of investments based on fair value, as a percentage of total investments at fair value, as of September 30, 2023 and December 31, 2022 was as follows:

	September 30, 2023	December 31, 2022
Software	12.0%	12.9%
Healthcare Providers and Services	9.7%	9.9%
Short Term Investments	9.0%	4.9%
IT Services	7.4%	8.4%
Professional Services	6.4%	5.9%
Insurance	5.8%	5.8%
Hotels, Restaurants and Leisure	4.2%	3.9%
Media	3.7%	3.2%
Independent Power and Renewable Electricity Producers	3.5%	2.8%
Diversified Financial Services	2.9%	2.6%
Building Products	2.9%	3.7%
Construction and Engineering	2.6%	2.5%
Chemicals	2.6%	3.3%
Structured Subordinated Note	1.8%	2.1%
Auto Components	1.7%	1.9%
Aerospace and Defense	1.7%	2.5%
Commercial Services and Supplies	1.6%	1.3%
Containers and Packaging	1.6%	1.5%
Diversified Consumer Services	1.6%	1.6%
Electronic Equipment, Instruments and Components	1.5%	1.2%
Internet Software and Services	1.3%	1.1%
Food Products	1.3%	1.3%
Energy Equipment and Services	1.3%	0.6%
Structured Note	1.2%	1.4%
Metals and Mining	1.2%	2.0%
Machinery	1.1%	0.6%
Healthcare Technology	1.0%	2.1%
Oil, Gas and Consumable Fuels	0.9%	1.7%
Healthcare Equipment and Supplies	0.8%	0.9%
Industrial Conglomerates	0.7%	0.4%
Specialty Retail	0.6%	1.3%
Real Estate Management and Development	0.6%	0.6%
Wireless Telecommunication Services	0.6%	0.6%
Pharmaceuticals	0.6%	0.6%
Diversified Telecommunication Services	0.6%	0.3%
Electrical Equipment	0.5%	0.5%
Road and Rail	0.5%	0.5%
Household Durables	0.4%	0.3%
Technology Hardware, Storage and Peripherals	0.3%	0.4%
Transportation	0.3%	—%
Textiles, Apparel and Luxury Goods	—%	0.1%
Airlines	—%	0.8%
Total	100.0%	100.0%

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 5. Fair Value of Investments

Fair value is defined as the price that the Company would receive upon selling an investment or paying to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. Accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs.

Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

Level 1	—	Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2	—

Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3	—	Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date.

Investments in private investment companies measured based upon net asset value as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy. As of September 30, 2023 and as of December 31, 2022, there were no investments accounted for using the practical expedient.

The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) multiples. The information may also include pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

Pricing inputs and weightings applied to determine fair value require subjective determination. Accordingly, valuations do not necessarily represent the amounts that may eventually be realized from sales or other dispositions of investments.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 5. Fair Value of Investments (cont.)

The following table presents the fair value hierarchy of investments as of September 30, 2023:

	Fair Value Hierarchy as of September 30, 2023
Investments:	Level 1	Level 2	Level 3	Total
First-lien senior secured debt	$—	$911,347,313	$—	$911,347,313
Second-lien senior secured debt	—	59,233,392	—	59,233,392
Corporate Bonds	—	1,396,500	—	1,396,500
CLO Mezzanine	—	13,383,755	—	13,383,755
CLO Equity	—	19,811,333	—	19,811,333
Short Term Investments	99,540,294	—	—	99,540,294
Total Investments	$99,540,294	$1,005,172,293	$—	$1,104,712,587

The following table presents the fair value hierarchy of investments as of December 31, 2022:

	Fair Value Hierarchy as of December 31, 2022
Investments:	Level 1	Level 2	Level 3	Total
First-lien senior secured debt	$—	$870,880,344	$—	$870,880,344
Second-lien senior secured debt	—	58,118,340	—	58,118,340
Corporate Bonds	—	1,332,888	—	1,332,888
CLO Mezzanine	—	14,732,721	—	14,732,721
CLO Equity	—	21,800,224	—	21,800,224
Short Term Investments	50,347,215	—	—	50,347,215
Total Investments	$50,347,215	$966,864,517	$—	$1,017,211,732

For the nine months ended September 30, 2023 and the year ended December 31, 2022, the Company did not recognize any transfers to or from Level 3.

Debt Not Carried at Fair Value

The fair value of the BoA Credit Facility and the WF Credit Facility, which would be categorized as Level 3 within the fair value hierarchy as of September 30, 2023, approximates their respective carrying values because the BoA Credit Facility and WF Credit Facility each have variable interest based on selected short term rates.

Note 6. Borrowings

In accordance with the 1940 Act, with certain limitations, BDCs are permitted to borrow amounts such that their asset coverage ratios, as defined in the 1940 Act, are at least 150% after such borrowing. As of September 30, 2023, the Company’s asset coverage ratio was 171%.

Bank of America Credit Facility

On February 18, 2020, the Company, through a special purpose wholly-owned subsidiary, PS BDC Funding (together with the Company, the “Borrowers”) entered into a Credit Agreement (the “Credit Agreement”) with certain financial institutions as lenders (“Lenders”), Bank of America N.A. as the Administrative Agent (“BofA N.A.”) and BofA Securities, Inc. (“BofA Securities”), as Lead Arranger and Sole Book Manager, pursuant to which the Lenders agreed to provide the Company with a revolving line of credit (the “BoA Credit Facility”).

Under the BoA Credit Facility, which matures on February 18, 2025, the Lenders have agreed to extend credit to PS BDC Funding in an aggregate amount up to the Commitment (as defined in the Credit Agreement) amount. The Commitment amount for the BoA Credit Facility was $200.0 million as of the closing date of the Credit Agreement, increased to $400.0 million on the one-month anniversary of the closing date, further increased to $475.0 million on October 12, 2020, and further increased to $725.0 million on September 29, 2021. The Borrowers’ ability to draw

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 6. Borrowings (cont.)

under the BoA Credit Facility is scheduled to terminate on February 11, 2025. All amounts outstanding under the BoA Credit Facility are required to be repaid by February 18, 2025. As the Company raises additional capital, we may enter into additional credit agreements to expand our borrowing capacity.

Debt obligations under the BoA Credit Facility consisted of the following as of September 30, 2023:

	September 30, 2023
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
BoA Credit Facility	$725,000,000	$495,000,000	$230,000,000	$496,520,640
Total debt	$725,000,000	$495,000,000	$230,000,000	$496,520,640

____________

(1)      The amount available reflects any limitations related to the BoA Credit Facility’s borrowing base.

(2)      The carrying value of the BoA Credit Facility is presented net of deferred financing costs of $903 thousand and accrued interest of $2.4 million.

Debt obligations under the BoA Credit Facility consisted of the following as of December 31, 2022:

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
BoA Credit Facility	$725,000,000	$514,500,000	$210,500,000	$513,726,164
Total debt	$725,000,000	$514,500,000	$210,500,000	$513,726,164

____________

(1)      The amount available reflects any limitations related to the BoA Credit Facility’s borrowing base.

(2)      The carrying value of the BoA Credit Facility is presented net of deferred financing costs of $1.4 million and accrued interest of $584 thousand.

Average debt outstanding under the BoA Credit Facility during the nine months ended September 30, 2023 and September 30, 2022, was $498.1 million and $554.8 million, respectively.

The loans under the BoA Credit Facility may be base rate loans or SOFR loans. The base rate loans will bear interest at the base rate plus 1.40%, and the SOFR loans will bear interest at 1-month SOFR plus 1.40% or 3-month SOFR plus 1.45%. The “base rate” will be equal to the highest of (a) the federal funds rate plus 0.50%, (b) the prime rate, and (c) 1-month or 3-month SOFR plus 0.10%. The Credit Agreement includes fallback language in the event that SOFR becomes unavailable. Interest pursuant to base rate loans is payable quarterly in arrears, and interest pursuant to SOFR loans is payable either quarterly or monthly, as specified by the Borrowers in a loan notice pertaining thereto. The Credit Agreement requires the payment of a commitment fee of 0.50% for unused Commitments until the four-month anniversary of the Second Amendment to the Credit Agreement. Thereafter, the commitment fee is 0.50% on unused Commitments up to 30% of the BoA Credit Facility, and 1.30% on unused Commitments in excess of 30% of the BoA Credit Facility. Such fee is payable quarterly in arrears. The advance rate for PS BDC Funding’s Eligible Collateral Assets ranges from 40% for Second Lien Bank Loans to 70% for First Lien Bank Loans that are B Assets to 100% for Cash (excluding Excluded Amounts) (as each such term is defined in the Credit Agreement).

For the three and nine months ended September 30, 2023 and September 30, 2022, the components of interest expense with respect to the BoA Credit Facility were as follows:

	For the Three Months Ended September 30		For the Nine Months Ended September 30
	2023	2022	2023	2022
Interest expense	$8,697,298	$5,242,606	$24,807,947	$10,627,543
Amortization of debt issuance costs	163,593	160,138	482,890	475,193
Total interest expense	$8,860,891	$5,402,744	$25,290,837	$11,102,736
Average interest rate	6.65%	3.58%	6.31%	2.36%

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 6. Borrowings (cont.)

PS BDC Funding has pledged all of its assets to BofA N.A., in its capacity as Administrative Agent, to secure its obligations under the BoA Credit Facility. Both the Company and PS BDC Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the BoA Credit Facility is subject to the leverage restrictions contained in the 1940 Act and PS BDC Funding complies with 1940 Act provisions relating to affiliated transactions and custody. The custodian of the assets pledged to BofA N.A. pursuant to the BoA Credit Facility is U.S. Bank National Administration (“US Bank”). The obligations under the Credit Agreement may be accelerated upon the occurrence of an event of default under the Credit Agreement, including in the event of a change of control of PS BDC Funding or if the Investment Advisor ceases to serve as investment adviser to the Company.

Wells Fargo Credit Facility

On December 18, 2020, the Company, through a special purpose wholly-owned subsidiary, Palmer Square BDC Funding II LLC (“PS BDC Funding II” and together with the Company, the “WF Borrowers”) entered into a Loan and Security Agreement (the “Loan Agreement”) with certain financial institutions as lenders (“WF Lenders”), WFB as the administrative agent and U.S. Bank, as Collateral Agent and Custodian, pursuant to which the WF Lenders agreed to provide the Company with a line of credit (the “WF Credit Facility”).

On April 10, 2023, the Company entered into an amendment to the WF Credit Facility that amends the WF Credit Facility to, among other things: (i) transfer and assign U.S. Bank National Association’s rights and obligations as collateral agent and as a secured party to U.S. Bank Trust Company, National Association, (ii) reference SOFR instead of LIBOR and (iii) remove LIBOR transition language in the WF Credit Facility.

Under the WF Credit Facility, which matures on December 18, 2025, the WF Lenders have agreed to extend credit to PS BDC Funding II in an aggregate amount up to the Facility Amount (as defined in the Loan Agreement). The Facility Amount for the WF Credit Facility was $150.0 million as of the closing date of the Loan Agreement. The WF Borrowers’ ability to draw under the WF Credit Facility is scheduled to terminate on December 18, 2023. All amounts outstanding under the WF Credit Facility are required to be repaid by December 18, 2025.

Debt obligations under the WF Credit Facility consisted of the following as of September 30, 2023:

	September 30, 2023
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
WF Credit Facility	$150,000,000	$134,250,000	$15,750,000	$136,028,184
Total debt	$150,000,000	$134,250,000	$15,750,000	$136,028,184

____________

(1)      The amount available reflects any limitations related to the WF Credit Facility’s borrowing base.

(2)      The carrying value of the WF Credit Facility is presented net of deferred financing costs of $787 thousand and accrued interest of $2.6 million.

Debt obligations under the WF Credit Facility consisted of the following as of December 31, 2022:

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
WF Credit Facility	$150,000,000	$126,750,000	$23,250,000	$127,583,253
Total debt	$150,000,000	$126,750,000	$23,250,000	$127,583,253

____________

(1)      The amount available reflects any limitations related to the WF Credit Facility’s borrowing base.

(2)      The carrying value of the WF Credit Facility is presented net of deferred financing costs of $1.0 million and accrued interest of $1.9 million.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 6. Borrowings (cont.)

Average debt outstanding under the WF Credit Facility during the nine months ended September 30, 2023 and September 30, 2022, was $130.0 million and $122.3 million, respectively.

The loans under the WF Credit Facility may be Broadly Syndicated Loans or Middle Market Loans and shall be eurocurrency rate loans unless such rate is unavailable, in which case the loans shall be base rate loans until such rate is available. From April 10, 2023, Broadly Syndicated Loans will bear interest at Daily Simple SOFR or base rate, as applicable, plus 2.00%, and Middle Market Loans will bear interest at Daily Simple SOFR or base rate, as applicable, plus 2.50%, with an interest rate floor of 0.0%. The “base rate” will be equal to the highest of (a) the federal funds rate plus 0.50% and (b) the prime rate. The Loan Agreement includes fallback language in the event that Daily Simple SOFR becomes unavailable. Interest is payable quarterly, as determined by the WFB as the administrative agent. Following the Second Amendment of the WF Credit Facility, the Loan Agreement requires the payment of a non-usage fee of (x) during the first thirteen months following the closing of the WF Credit Facility, 0.50% multiplied by daily unused Facility Amounts, (y) between thirteen and sixteen months following the closing of the WF Credit Facility, 0.50% multiplied by the lesser of (1) daily unused Facility Amounts and (2) 50% of the Facility Amount plus 2.00% multiplied by the greater of (i) the difference between the daily unused Facility Amount and 50% of the Facility Amount and (ii) zero and, (z) thereafter, 0.50% multiplied by the lesser of (1) daily unused Facility Amounts and (2) 20% of the Facility Amount plus 2.00% multiplied by the greater of (i) the difference between the daily unused Facility Amount and 20% of the Facility Amount and (ii) zero. Such fee is payable quarterly in arrears. The WF Credit Facility includes the option to downsize the facility by paying a Commitment Reduction Fee. The Fee is equal to 2.00% of the facility reduction amount prior to the one year anniversary of the closing of the WF Credit Facility, and 1.00% thereafter. The applicable percentage for PS BDC Funding II’s Eligible Loans ranges from 67.5% for Middle Market Loans to 70% for Broadly Syndicated Loans (as each such term is defined in the Loan Agreement).

For the three and nine months ended September 30, 2023 and September 30, 2022, the components of interest expense with respect to the WF Credit Facility were as follows:

	For the Three Months Ended September 30		For the Nine Months Ended September 30
	2023	2022	2023	2022
Interest expense	$2,550,415	$1,524,071	$7,142,477	$3,228,319
Amortization of debt issuance costs	89,198	88,953	264,203	263,959
Total interest expense	$2,639,613	$1,613,024	$7,406,680	$3,492,278
Average interest rate	7.39%	4.53%	7.08%	3.35%

PS BDC Funding II has pledged all of its assets to U.S. Bank, in its capacity as Collateral Agent, to secure its obligations under the WF Credit Facility and U.S. Bank acts as the custodian of such assets. Both the Company and PS BDC Funding II have made customary representations and warranties and are required to comply with various covenants, reporting requirements, and other customary requirements for similar credit facilities. Borrowing under the WF Credit Facility is subject to the leverage restrictions contained in the 1940 Act and PS BDC Funding II complies with 1940 Act provisions relating to affiliated transactions and custody. The obligations under the Loan Agreement may be accelerated upon the occurrence of an event of default under the Loan Agreement, including in the event of a change of control of PS BDC Funding II, if the Investment Advisor ceases to serve as investment adviser to the Company, or if Palmer Square or its affiliates cease to directly or indirectly own a majority of the membership interests of the Investment Advisor.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 7. Share Transactions

Offering Proceeds

During the nine months ended September 30, 2023 and September 30, 2022, the Company issued and sold 2,379,185 shares at an aggregate purchase price of $39.3 million and 803,456 shares at an aggregate purchase price of $15.2 million, respectively. These amounts include shares issued in reinvestment.

Distribution Reinvestment Plan

The Company has adopted a dividend reinvestment plan that will provide for reinvestment of its dividends and other distributions on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. As a result, if the Company’s Board authorizes, and the Company declares, a cash dividend or other distribution, then stockholders who do not “opt out” of the Company’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving cash dividends and distributions.

Prior to a Listing, the Board will use newly-issued shares of the Company’s common stock to implement the dividend reinvestment plan. The number of shares of common stock to be issued to a participant prior to a Listing would be equal to the quotient determined by dividing the cash value of the dividend payable to such stockholder by the net asset value per share as of the date such dividend was declared.

After a Listing, the Board intends to primarily use newly-issued shares to implement the dividend reinvestment plan, whether or not the shares are trading at a price per share at, below or above net asset value. However, the Board reserves the right to purchase shares in the open market in connection with the implementation of the dividend reinvestment plan. The Board will examine the full facts and circumstances of each such dividend to determine the approach (i.e., to use newly issued shares or effectuate open market purchases to implement the dividend reinvestment plan) that is in the best interests of stockholders taking into account the Board’s fiduciary duties to stockholders, including by weighing the potential dilution in connection with such issuance to be incurred by the Company’s stockholders against the Company’s need and usage of reinvested funds. The number of newly issued shares to be issued to a participant would be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of the Company’s common stock at the close of regular trading on a national securities exchange on the dividend payment date. Shares purchased in open market transactions by US Bank, the plan administrator and the Company’s transfer agent, registrar and dividend disbursing agent, will be allocated to a participant based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of the Company’s common stock purchased with respect to the dividend.

A registered stockholder may elect to receive an entire distribution in cash by notifying US Bank in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in noncertificated form.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by the Company.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash dividends will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from the Company will generally be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 7. Share Transactions (cont.)

Participants may terminate their accounts under the plan by so notifying the plan administrator by submitting a letter of instruction terminating the participant’s account under the plan to US Bank. The plan may be terminated by the Company upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by the Company.

If participants withdraw from the plan or the plan is terminated, the plan administrator will cause the shares held for the participant under the plan to be delivered to the participant. If an investor holds common stock with a brokerage firm that does not participate in the plan, such investor will not be able to participate in the plan and any dividend reinvestment may be affected on different terms than those described above.

Note 8. Commitments and Contingencies

As of September 30, 2023 and December 31, 2022, the Company had an aggregate of $5.6 million and $2.6 million, respectively, of unfunded commitments to provide debt financing to its portfolio companies. As of each of September 30, 2023 and December 31, 2022, there were no capital calls or draw requests made by the portfolio companies to fund these commitments. Such commitments are generally up to the Company’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s consolidated statements of assets and liabilities and are not reflected in the Company’s consolidated statements of assets and liabilities.

A summary of the composition of the unfunded commitments as of September 30, 2023 is shown in the table below:

	Expiration Date(1)	As of September 30, 2023
Accession Risk Management Group, Inc.	2/14/2025	3,000,000
Imagefirst Holdings, LLC	4/28/2025	833,333
OMNIA Partners, LLC	1/25/2024	223,269
PT Intermediate Holdings III, LLC	9/1/2024	611,050
Tank Holding Corp.	5/22/2024	900,000
Total unfunded commitments		$5,567,652

____________

(1)      Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

A summary of the composition of the unfunded commitments as of December 31, 2022 is shown in the table below:

	Expiration Date(1)	As of December 31, 2022
ARC Falcon I Inc.	3/30/2023	$636,943
Vocus Group	6/18/2023	2,000,000
Total unfunded commitments		$2,636,943

____________

(1)      Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of September 30, 2023, management is not aware of any pending or threatened litigation.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 9. Earnings Per Share

In accordance with the provisions of ASC Topic 260, Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of each of September 30, 2023 and September 30, 2022, there were no dilutive shares.

The following table sets forth the computation of basic and diluted earnings per share of common stock for the three and nine months ended September 30, 2023 and September 30, 2022.

	For the Three Months Ended September 30		For the Nine Months Ended September 30
	2023	2022	2023	2022
Net increase (decrease) in net assets resulting from operations	$33,853,088	$(6,755,673)	$85,882,073	$(75,518,591)
Weighted average shares of common stock outstanding – basic and diluted	26,016,761	23,214,683	25,359,324	22,986,437
Earnings (loss) per share of common stock – basic and diluted	$1.30	$(0.29)	$3.39	$(3.29)

Note 10. Financial Highlights

The following per share of common stock data has been derived from information provided in the unaudited financial statements. The following is a schedule of financial highlights for the nine months ended September 30, 2023 and September 30, 2022:

	For the Nine Months Ended September 30,
	2023	2022
Per Common Share Operating Performance
Net Asset Value, Beginning of Period	$14.96	$20.06

Results of Operations:
Net Investment Income(1)	1.68	1.25
Net Realized and Unrealized Gain (Loss) on Investments(4)	1.74	(4.50)
Net Increase (Decrease) in Net Assets Resulting from Operations	3.42	(3.25)

Distributions to Common Stockholders
Distributions from Net Investment Income	(1.62)	(0.81)
Distributions from Realized Gains	—	—
Return of Capital	—	—
Net Decrease in Net Assets Resulting from Distributions	(1.62)	(0.81)

Net Asset Value, End of Period	$16.76	$16.00

Shares Outstanding, End of Period	26,665,813	23,373,787

Ratio/Supplemental Data
Net assets, end of period	$446,859,594	$373,908,767
Weighted-average shares outstanding	25,359,324	22,986,437
Total Return(3)	23.20%	(16.69)%
Portfolio turnover	19%	21%
Ratio of operating expenses to average net assets without waiver(2)	13.18%	7.08%
Ratio of operating expenses to average net assets with waiver(2)	12.93%	6.83%
Ratio of net investment income (loss) to average net assets without waiver(2)	13.59%	8.63%
Ratio of net investment income (loss) to average net assets with waiver(2)	13.84%	8.88%

____________

(1)      The per common share data was derived by using weighted average shares outstanding.

Palmer Square Capital BDC Inc.
Notes to Consolidated Financial Statements (Unaudited)

Note 10. Financial Highlights (cont.)

(2)      The ratios reflect an annualized amount.

(3)      Total return is calculated as the change in net asset value (“NAV”) per share during the period, plus distributions per share (if any), divided by the beginning NAV per share. Total return is not annualized. Assumes reinvestment of distributions.

(4)      Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Consolidated Statements of Operations due to share transactions during the period.

Note 11. Subsequent Events

The Company’s management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that require recognition or disclosure in these consolidated financial statements.

5,450,000 Shares

PALMER SQUARE CAPITAL BDC INC.

Common Stock

J.P. Morgan	BofA Securities	RBC Capital Markets	UBS Investment Bank	Citigroup
Janney Montgomery Scott	Oppenheimer & Co.	Clear Street

____________________

PROSPECTUS
              , 2024

____________________

Until        , 2024 (25 days after the date of the prospectus), all dealers that effect transactions in our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)    Financial Statements

The following financial statements of the Registrant are included in Part A of this Registration Statement:

AUDITED FINANCIAL STATEMENTS

INTERIM FINANCIAL STATEMENTS

(2)    Exhibits

(a)(1)     Articles of Amendment and Restatement, dated January 17, 2020 (Incorporated by reference to Exhibit 3.1 to Registrant’s Amendment No. 1 to the Registration Statement on Form 10 (File No. 000-56126) filed on January 16, 2020).

(a)(2)     Articles of Amendment to the Articles of Amendment and Restatement, dated December 27, 2023.***

(b)         Bylaws (Incorporated by reference to Exhibit 3.2 to Registrant’s Registration Statement on Form 10 (File No. 000-56126) filed on November 27, 2019).

(c)         Not Applicable.

(d)         Form of Subscription Agreement (Incorporated by reference to Exhibit 10.7 to Registrant’s Amendment No. 1 to Registration Statement on Form 10 (File No. 000-56126) filed on January 16, 2020).

(e)         Dividend Reinvestment Plan (Incorporated by reference to Exhibit 10.8 to Registrant’s Amendment No. 1 to Registration Statement on Form 10 (File No. 000-56126) filed on January 16, 2020).

(f)          Not Applicable.

(g)(1)     Investment Advisory Agreement, dated as of January 14, 2020, by and between the Registrant and Palmer Square BDC Advisor LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Quarterly Report on Form 10-Q (File No. 000-56126) filed on May 15, 2020).

(g)(2)     Amended and Restated Investment Advisory Agreement by and between the Registrant and Palmer Square BDC Advisor LLC.**

(h)         Form of Underwriting Agreement.***

(i)          Not Applicable.

(j)          Custody Agreement, dated as of December 17, 2019, by and between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit 10.4 to Registrant’s Amendment No. 1 to Registration Statement on Form 10 (File No. 000-56126) filed on January 16, 2020).

(k)(1)     Transfer Agency and Registrar Services Agreement by and between the Registrant and Equiniti Trust Company, LLC.*

(k)(2)     Administration Agreement (Incorporated by reference to Exhibit 10.2 to Registrant’s Registration Statement on Form 10 (File No. 000-56126) filed on November 27, 2019).

(k)(3)     Advisory Agreement Waiver Letter (Incorporated by reference to Exhibit 10.3 to Registrant’s Registration Statement on Form 10 (File No. 000-56126) filed on November 27, 2019).

(k)(4)     Credit Agreement, dated February 18, 2020, by and among Palmer Square BDC Funding I LLC, as the borrower, Bank of America, N.A., as administrative agent and as lender, and BofA Securities, Inc., as sole lead arranger and sole book manager (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K (File No. 814-01334) filed on February 20, 2020).

(k)(5)     Sale and Contribution Agreement, dated February 18, 2020, by and between the Registrant, as the seller, and Palmer Square BDC Funding I LLC, as the purchaser (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K (File No. 814-01334) filed on February 20, 2020).

(k)(6)     First Amendment to Credit Agreement, dated October 12, 2020, by and among Palmer Square BDC Funding I LLC, as the borrower, and Bank of America, N.A., as administrative agent and as lender (Incorporated by reference to Exhibit 10.13 to Registrant’s Annual Report on Form 10-K (File No. 814-01334) filed on March 11, 2022).

(k)(7)     Second Amendment to Credit Agreement, dated September 29, 2021, by and among Palmer Square BDC Funding I LLC, as the borrower, and Bank of America, N.A., as administrative agent and as lender (Incorporated by reference to Exhibit 10.1 to Registrant’s Quarterly Report on Form 10-Q (File No. 814-01334) filed on November 15, 2021).

(k)(8)     Loan and Security Agreement, dated December 18, 2020, by and among the Registrant, as the collateral manager, Palmer Square BDC Funding II LLC, as the borrower, Wells Fargo Bank, National Association, as the administrative agent, U.S. Bank National Association, as the collateral agent and custodian, and the lenders party thereto (Incorporated by reference to Exhibit 10.11 to Registrant’s Annual Report on Form 10-K (File No. 000-56126) filed on March 12, 2021).

(k)(9)     Omnibus Amendment to Loan Documents, dated February 3, 2023, by and among Palmer Square BDC Funding I LLC, as the borrower, Bank of America, N.A., as administrative agent and as lender, U.S. Bank Trust Company, National Association, as the collateral administrator, and U.S. Bank National Association, as the intermediary (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K (File No. 814-01334) filed on February 9, 2023).

(k)(10)   Amendment No. 3 to Loan and Security Agreement, dated April 10, 2023, by and among Palmer Square BDC Funding II LLC, as the borrower, Palmer Square Capital BDC Inc., as the collateral manager and equityholder, and Wells Fargo Bank, National Association, as administrative agent and as lender. (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K (File No. 814-01334) filed on April 13, 2023).

(k)(11)   Trademark Licensing Agreement (Incorporated by reference to Exhibit 10.6 to Registrant’s Amendment No. 1 to Registration Statement on Form 10 (File No. 000-56126) filed on January 16, 2020)

(k)(12)   Amendment No. 4 to Loan and Security Agreement, dated December 18, 2023, by and among Palmer Square BDC Funding II LLC, as the borrower, Palmer Square Capital BDC Inc., as the collateral manager and equityholder, Wells Fargo Bank, National Association, as administrative agent and as lender, U.S. Bank Trust Company, National Association, as collateral agent, and U.S. Bank National Association, as custodian. (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K (File No. 814-01334) filed on December 20, 2023).

(l)          Opinion and Consent of Dechert LLP.*

(m)        Not Applicable.

(n)(1)     Consent of Independent Registered Public Accounting Firm.***

(n)(2)     Report of Independent Registered Public Accounting Firm on Senior Securities Table.**

(n)(3)     Power of Attorney.****

(o)         Not Applicable.

(p)         Not Applicable.

(q)         Not Applicable.

(r)(1)     Code of Ethics of Registrant.*

(r)(2)     Code of Ethics of Palmer Square BDC Advisor LLC.*

(s)          Calculation of Filing Fee Table.***

____________

*        Previously filed as an exhibit to the Registration Statement on Form N-2/A filed with the SEC on November 20, 2023.

**      Previously filed as an exhibit to the Registration Statement on Form N-2 filed with the SEC on October 13, 2023.

***    Previously filed as an exhibit to the Registration Statement on Form N-2/A filed with the SEC on January 8, 2024.

****  Previously filed as an exhibit to the Registration Statement on Form N-2/A filed with the SEC on January 11, 2024.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$15,217.62
New York Stock Exchange Listing Fee	$25,000.00
Financial Industry Regulatory Authority fees	$25,000.00
Printing expenses	$75,000.00	(1)
Accounting fees and expenses	$260,000.00	(1)
Legal fees and expenses	$1,800,000.00	(1)
Miscellaneous	$9,782.38	(1)
Total	$2,210,000.00	(1)

____________

(1)      Estimated.

Item 28. Persons Controlled by or Under Common Control with Registrant

Direct Subsidiary

The following list sets forth our subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by us in such subsidiary:

Palmer Square BDC Funding I LLC	(Maryland)	100%
Palmer Square BDC Funding II LLC	(Maryland)	100%

Our direct subsidiaries listed above are consolidated for financial reporting purposes.

In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus forming a part of this Registration Statement.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at December 31, 2023.

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	227

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and advance expenses to any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter also permits us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

We intend to enter into indemnification agreements with our directors and executive officers. The indemnification agreements provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act.

As a BDC, we are not permitted to and will not indemnify the Investment Advisor, any of our executive officers and directors, or any other person against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, or by reason of reckless disregard of obligations and duties of such person arising under contract or agreement.

Item 31. Business and Other Connections of Our Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our investment adviser, and each managing director, director or executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding our investment adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-117865), and is incorporated herein by reference.

Item 32. Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)    the Registrant, Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205;

(2)    the Transfer Agent, Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;

(3)    the Custodian, U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, Massachusetts 02110; and

(4)    the Investment Advisor, Palmer Square BDC Advisor LLC, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.      The Registrant undertakes to suspend the offering of shares until the prospectus filed as part of this registration statement is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.      Not applicable.

3.      Not applicable.

4.      The Registrant undertakes that:

(a)     For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b)    For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

5.      Not applicable.

6.       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mission Woods, Kansas on the 12th day of January, 2024.

PALMER SQUARE CAPITAL BDC Inc.
By:	/s/ Christopher D. Long
	Name:	Christopher D. Long
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title	Date
/s/ Christopher D. Long	Chief Executive Officer and	January 12, 2024
Christopher D. Long	Chairman of the Board of Directors (Principal Executive Officer)
*	Chief Financial Officer	January 12, 2024
Jeffrey D. Fox	(Principal Financial and Accounting Officer)
*	Director	January 12, 2024
Megan L. Webber
*	Director	January 12, 2024
James W. Neville Jr.
*	Director	January 12, 2024
Christopher C. Nelson
*By:	/s/ Christopher D. Long
Name:	Christopher D. Long
Title:	Attorney-in-Fact